Pre-effective AMENDMENT No. 5 TO



                       SCHEDULE 14-C INFORMATION STATEMENT

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[ ] Definitive Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14c-5(d)(2))


                             YTB INTERNATIONAL, INC.

                    (formerly REZCONNECT TECHNOLOGIES, INC.)

                (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

                             YTB INTERNATIONAL, INC.

                    (formerly REZconnect Technologies, Inc. )

                                    NOTICE OF

                      2005 SPECIAL MEETING OF SHAREHOLDERS




                               August 31, 2005





To the Shareholders:




Notice is hereby given that the 2005 Special Meeting of Shareholders of YTB International, Inc., a Delaware corporation (formerly REZconnect Technologies, Inc., a New York corporation) (the "Company"), will be held at the offices of the Company, 560 Sylvan Avenue--Suite 300, Englewood Cliffs, New Jersey 07632 (201-567-8500), on September 20, 2005 [a date at least 20 days after the notice is to be forwarded] at 10:00 a.m. for the following purposes:




1. Ratification of a Merger between the Company and Yourtravelbiz.com, Inc, including issuance of common shares and preferred shares to Yourtravelbiz.com, Inc. stockholders as more fully described in this Information Statement;
2. Ratification of the Company's Reincorporation in Delaware, including a concurrent increase in authorized common shares to 50MM (from 20MM) and effecting a name change of the Company to YTB International, Inc.;
3. Approval of the Company's 2004 Stock Option and Restricted Stock Plan (the "2004 Plan");
4.   Approval of the material terms of an Equity Compensation Plan; and
5. To transact any and all other business that may properly come before the Meeting.

On behalf of the Board of Directors and Management of the Company, I am giving notice that the holders of a more than 52.9% of the issued and outstanding shares of common stock have approved Proposal 1 and more than 73.9% of such shares have approved the foregoing Proposals 2, 3 and 4. Pursuant to the provisions of New York law and the Company's certificate of incorporation, the foregoing proposals required the affirmative vote of a majority of the Company's outstanding shares of common stock which votes have been received.


Since the proposals have each already been adopted by the action of the holders of at least a majority (not less than 52.9%) of the issued and outstanding shares of common stock entitled to vote thereon, your vote is not required and this information is being provided as a matter of record. Nonetheless, all shareholders of record at the close of business on March 31, 2005 are entitled to notice of this special meeting.



                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                             REQUESTED NOT TO SEND US A PROXY.

                       By order of the Board of Directors,


                    MICHAEL Y. BRENT, Chief Executive Officer
                             DEREK BRENT, Secretary

                                August 31, 2005






                              INFORMATION STATEMENT

                                Table of Contents

PAGE

INTRODUCTION.........................................................

PROPOSAL 1: RATIFICATION OF MERGER BETWEEN THE COMPANY AND YOURTRAVELBIZ.COM, INC, INCLUDING ISSUANCE OF COMMON AND PREFERRED SHARES TO YOURTRAVELBIZ.COM,
INC. STOCKHOLDERS AS MORE FULLY DESCRIBED IN THIS INFORMATION STATEMENT   ____

PROPOSAL 2: REINCORPORATE IN DELAWARE, INCLUDING AN INCREASE IN AUTHORIZED COMMON SHARES TO 50MM (FROM 20MM) AND CHANGE THE NAME OF THE COMPANY TO YTB
INTERNATIONAL, INC.                                                       ____

PROPOSAL 3 :  INCREASE IN AUTHORIZED COMMON SHARES FROM 20MM TO 50MM     ____

PROPOSAL 4: APPROVAL OF THE  COMPANY'S  2004 STOCK OPTION AND  RESTRICTED  STOCK
PLAN (THE "2004 PLAN")                                                    ____

PROPOSAL 5. APPROVAL OF THE MATERIAL TERMS OF AN EQUITY COMPENSATION PLAN ____

SUPPLEMENTAL  INFORMATION
Voting Securities; Beneficial Owner

Financial Information Systems Design
and Implementation Fees
All Other Fees
Section 16(a) Beneficial Ownership Reporting

                                        3
OTHER MATTERS

Form 10K-SB/A
No Other Business

Proposals for 2005 Annual Meeting

EXHIBITS

A. QUESTIONS AND ANSWERS

B. MERGER AND STOCK EXCHANGE AGREEMENT

C. NEW YORK CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION

D. DELAWARE CERTIFICATE OF INCORPORATION

E. DELAWARE CERTIFICATE OF OWNERSHIP AND MERGER

F. AMENDED DELAWARE CERTIFICATE OF INCORPORATION

G1. 2004 ANNUAL REPORT ON FORM 10-K/A


G2.QUARTERLY FINANCIALS (UNAUDITED) FOR THE PERIOD ENDED JUNE 30,2005


G3.FINANCIAL STATEMENTS OF YOURTRAVELBIZ.COM, INC. FOR RELEVANT PERIOD.

H. LETTER OF TRANSMITTAL AND CERTIFICATE EXCHANGE INSTRUCTIONS

I. 2004 STOCK OPTION PLAN

                                  Introduction




This Information Statement, dated August 31, 2005, is furnished in connection with the September 20, 2005 Special Meeting of Shareholders of YTBI International, Inc., formerly REZconnnect Technologies, Inc. (the "Company"), to be held at the offices of the Company, 560 Sylvan Avenue--Suite 300, Englewood Cliffs, New Jersey 07632 (###-##-####) on September 20 at 10:00 a.m., and any adjournments thereof (the "Special Meeting"), for the purposes set forth in the notice of such meeting.




             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.




This Information Statement was mailed to shareholders on or about August 31, 2005.



The complete mailing address of the Company's principal executive office is 560 Sylvan Avenue, Englewood Cliffs, New Jersey 07630 (201-567-8500).



Only shareholders of record at the close of business on August 15 are entitled to participate in the Special Meeting and any adjournments thereof. At that record date, the following voting shares of the Company were outstanding:





              CLASS                               SHARES OUTSTANDING                          VOTING
        -----------------                 -------------------------------------       ---------------------
          Common Shares                                24,364,321                           24,364,321


Holders of all common shares will vote together as a single class on all matters expected to be acted on at the Special Meeting. Since Michael Brent, Derek Brent and Harold Kestenbaum (the "Brent Group") as well as the shareholders of Yourtravelbiz.com, Inc. (the "Tomer Group"), which in the aggregate represents more than 52.9% as to Proposal 1 and 73.9% of the outstanding common as to Proposals 2, 3 and 4 will vote in favor of the matters to be considered at the Special Meeting, Proposals 1, 2, 3 and 4 will be approved.

Appraisal rights are not available to shareholders with respect to any matter expected to be acted upon at the Special Meeting.

The Annual Report on Form 10-KSB/A of the Company for the year ended December 31, 2004 (the "Annual Report"), including the Company's audited consolidated financial statements for the year ended December 31, 2004 (including comparative financials statements for the period ended December 31,2003 and a pro forma income statement for the period December 8 , 2004, the date of the New York

Merger described below, to December 31, 2004) as well as unaudited financials for the quarter ended March 31, 2005, is being mailed to the Company's shareholders with this Information Statement. Shareholders are encouraged to read the Annual Report with special care since the information contained therein, including the merger and acquisition details, is integral to this Information Statement and is hereby incorporated by reference. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which a solicitation of proxies is to be made.


At the date hereof, management of the Company has no knowledge of any business other than that described in the notice for the Annual Meeting which will be presented for consideration at such Annual Meeting.

THE COMPANY IS NOT SOLICITING PROXIES IN CONNECTION WITH THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT, AND NO VOTE OR OTHER ACTION BY THE COMPANY'S STOCKHOLDERS IS REQUIRED TO BE TAKEN IN CONNECTION WITH THIS INFORMATION STATEMENT.



More specifically, this Information Statement is being furnished to the holders of record on August 15,2005, of the outstanding shares of common stock, $.001 par value, of the Company. Registrant has effected a restructuring and associated merger between with YourTravelBiz.com, Inc., a private direct sales travel business incorporated in Illinois ("YTB"), the closing for which New York Merger occurred December 8, 2004, the Company becoming the surviving entity.



Effective January 4, 2004, as required under their associated merger agreement executed September 17, 2004 and amended November 19, 2004, the merged REZconnect Technologies, Inc., a New York corporation, reincorporated in Delaware, changed its name to YTB Inter-national, Inc. and increased its authorized common shares to 50,000,000, the preferred remaining at 5,000,000 authorized (the "Reincorporation'). As of the January 4, 2005 date of Reincorporation, the Company operated through three (3) Delaware subsidiaries: YourTravelBiz.com, Inc.; YTB Travel Network, Inc.; and REZconnect Technologies, Inc. In addition, effective at Reincorporation, certain assets of YTB Travel and Cruises, Inc. were transferred to YTB Travel Network, Inc. and assets of the Company involved in the conduct of its travel booking business were transferred by the Company to the YTB Travel Network, Inc. subsidiary, which entity is now wholly-owned by the Company. The Company's new stock symbol [otcbb] is YTBL.

Questions and Answers relating to this restructuring is attached as Exhibit A and shareholders are encouraged to review this overview of the more salient elements and issues.

 This Information Statement is being provided solely for informational purposes and is NOT being provided in connection with a vote of the Company's stockholders.



PROPOSAL 1: RATIFICATION OF THE MERGER OF YTB AND THE COMPANY, INCLUDING ISSUANCE OF COMMON AND PREFERRED SHARES TO YTB STOCKHOLDERS

The Merger Agreement and associated Shareholder Agreement provide that the Company's three current directors would remain in office as of the closing of the New York Merger (the "Closing Date") and YTB would designate three new directors (the "YTB Designees"). The YTB Designees took office effective upon the consummation of the New York Merger. (That occurred December 8, 2004 after, as securities standards require, a Schedule 14-F Change of Control Information Statement had been filed with the Securities and Exchange Commission and forwarded to Company shareholders of record at least 10 days in advance). For more detail about such change of control, biographical information and the prospective addition of three independent directors to the Company's Board, see "Existing Board of Directors; Board Members and YTB Designees" below.

This Information Statement is being furnished pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14c-1 promulgated thereunder. The information contained in this Information Statement concerning YTB and the YTB Designees has been furnished to the Company by YTB or the YTB Designees.

Change in Control

On September 17, 2004, the Company entered into a Stock Exchange and Merger Agreement (the "Merger Agreement") which, as Amended November 19, 2004, provided that the Company, on the Closing Date, would effect the New York Merger with YTB as outlined above. Upon consummation of these transactions, the YTB shareholders (including the Tomer Group) owned, and continue to own on a fully diluted basis, 1 share more than fifty percent (50%) of the common stock of the combined company, to be known as YTB International, Inc. ("YTBI"). Specifically, YTB shareholders were issued in the New York Merger 7,430,000 Company Common Shares--as well as 4,092,376 Series B Convertible Preferred, convertible into common shares of the merged Company.) The issuance of the Merger Stock pursuant to Section 4(2) of the Securities Act of 1933 was to YTB's shareholders, all of whom are knowledgable about the Company, have been associated with the Company for more than two years and were provided all information--and opportunity to ask questions--appropriate to make an informed investment decision. The description addressing the transaction has been supplemented to reflect the basis for the respective '33 Act exemptions associated.

For details of the name change and associated reincorporation of the Company in Delaware January 4, 2005, see Proposal 2 following and Exhibit A "Questions and Answers".)

The consummation of the Merger was contingent upon several factors including, but not limited to, (i) the completion of due diligence investigations by YTB and the Company of each other's business and operations and (ii) receipt of audited financial statements of YTB, to the sole satisfaction of the party conducting the investigation. Such conditions were satisfied and the New York Merger closed, and was effective, on its December 8, 2004 Closing Date.

Existing Board of Directors; Board Members and YTB Designees
------------------------------------------------------------

Directors are elected at the annual meeting of stockholders receiving a majority of the votes cast when a quorum exists. A quorum (under both New York law, applicable prior to Reincorporation, and Delaware law, applicable post-Reincorporation), requires that voting shares constituting a majority of those outstanding be represented at the noticed meeting.

Each director holds office until his successor is appointed or he resigns, unless sooner removed.

During the fiscal year ended December 31, 2004, the Board of Directors held four regular quarterly meetings. For biographies of the existing Members of the Company's Board of Directors as well as the YTB Designees, see below.

The Merger Agreement and associated Shareholder Agreement provide that, on the Closing Date, the Company would cause a special meeting of the Board of directors to be held, at which meeting the size of the Board of Directors would be set at 6 members and cause the three YTB Designees to be appointed to the Company's Board of Directors. That closing and selection occurred December 8, 2004. See also the agreement to select three independent members to the Board as described in more detail below.

YTB selected Lloyd Tomer, Scott Tomer and Kim Sorensen as the YTB Designees, and that each of them has consented to serve as a director of the Company upon appointment. YTB has advised the Company that, except for Lloyd Tomer (who owns 79,700 shares) and Kim Sorensen (who owns 23,799 shares), to its knowledge, neither the YTB Designees nor any of their affiliates as of the date of the Merger beneficially owned any equity securities or rights to acquire any securities of the Company, and no such person been involved in any transaction with the Company or any of its directors, executive officers or affiliates that is required to be disclosed pursuant to the rules and regulations of the Securities and Exchange Commission (the "SEC") other than with respect to the transactions between YTB and the Company that have been described herein and/or described in the more detailed Merger Agreement. In addition, YTB has advised the Company that, prior to consummation of the merger, none of the YTB Designees was a director of, nor did any of them hold any position with, the Company, nor did any of them have a familial relationship with any director or executive officer of the Company.

Notwithstanding the forgoing, the Shareholder Agreement provides that, at a mutually agreed future date, the Company and YTB (the Tomer Group) respectively shall name one new director (each of whom will be independent as defined under pertinent securities standards), and a third independent director will jointly be chosen by the other two independent directors. Given the period time it is expected to take to complete the selection process, including agreement on the third independent director agreed to by the other two, and given that the Company is not currently subject to the Sarbanes Oxley Act requiring at least an Audit Committee be comprised of a majority of independent directors, the Company and YTB have elected to defer such search until at least after consummation of the Merger.

In fact, the Company and the Tomer Group have deferred the selection of the three independent directors until the Company has obtained directors' and officers' (D & O) insurance. That decision was made to facilitate the selection of directors, many candidates for which require D & O insurance to be in place before they will come onto the board of a publicly held company. Such insurance coverage is expected to be in place shortly at which time the Company will finalize its selection of the search for the three independent directors outlined above. At the time of selection, and at least 10 days before taking office, the Company will mail to stockholders of record and file with the SEC a second Change of Control Schedule 14-F Information Statement regarding the new directors as is required by Section 14(f) of the Exchange Act.



Below are biographies of the current Members of the Board of Directors (Messrs Brent, Brent and Kestenbaum) and then the biographies of YTB Designees (Messrs. Tomer, Tomer and Sorensen):

Mr. Michael Y. Brent, Chief Executive Office and a Director, graduated from the University of Miami in June 1965 with a Bachelor of Arts in administration and accounting. From July 1965 through 1974, he was Director of Convention Sales for his family hotel business. From 1974 through 1981, Mr. Brent owned and operated his own travel company. In 1982, he helped start Travel Network, Ltd. (one of the Company's predecessors) and served as Vice President until June 1989 when he became its Chief Operating Office and a part owner. In 1994, Mr. Brent became Chairman, President and Chief Executive Officer of the Company.


Mr. Derek J. Brent, a Director as well as Secretary and Vice President/Sales, the son of Michael Y. Brent, graduated from the University of Maryland in June 1993 with a Bachelor of Business Administration and Accounting, majoring in accounting. Derek Brent has passed all necessary CPA examinations. He joined the Company's predecessor in May 1993 as sales consultant and, in 1996, he became Director of Sales.


Mr. Harold Kestenbaum, Director, graduated from the University of Richmond School of Law in 1975, and is the Company's franchise and general counsel. Mr. Kestenbaum is engaged primarily in the independent practice of law, specializing in franchise and distribution law, representing franchisors only, both start-up and established, from his Garden City, New York offices. He is, among other professional roles, a founding member of the new York State Bar Association's Franchising, Distribution and Licensing Law Section.

J. Lloyd Tomer, Chairman of the Board of Directors, is a seasoned veteran of direct sales and marketing. After spending thirteen years in the ministry, he joined the A.L. Williams company (now known as Primerica Financial Services) in January 1981. He achieved the level of Senior National Sales Director in 1985 and maintained that position through 2001. While at A. L. Williams he built a successful sales organization numbering in the thousands, whose combined life insurance sales was measured in the billions, with assets under management of $750 million. He sold his A. L. Williams business in January 2002 to devote his marketing expertise to YourTravelBiz.com. He attended Anderson College in Anderson, Indiana.

Scott Tomer, a Director and President, worked with his father, Lloyd Tomer, at Primerica Financial Services from 1981- 1993. Scott earned the level of National Sales Director at Williams and had the responsibility of field support and training for their sales force, where he trained over 2,000 sales personnel. He left the Williams organization to become a Certified Financial Planner, which he continued while specializing in real estate investing prior to co- founding YourTravelBiz.com in 2001.

J. Kim Sorensen, a Director, brings to REZconnect Technologies, Inc. an extensive and successful business history. He has owned several businesses, and managed a multi-million dollar mixed real estate complex across from the Illinois state capital in Springfield. He was also a professional bowler and bowling proprietor from 1975 - 1980. He joined AL Williams in 1981 and earned the Sr. Vice President position in 1985. In 1990 Kim partnered with Lloyd Tomer to provide technical and management support for his growing sales organization through 2001. He is a co-founder of YourTravelBiz.com, and his expertise in computer technology has led to the development and management of many of the systems at YourTravlBiz.com.

The following table sets forth the name, age and position of each of the persons appointed to the combined Company's Board of Directors and each of the persons expected to be appointed as an Executive Officer of the Company following completion of the Merger described herein:


     Name               Age                         Principal Position
-----------------       ---               ------------------------------------
Lloyd Tomer              70               Chairman of the Board of Directors
Michael Y. Brent*        62               Director and Chief Executive Officer
Scott Tomer              46               Director and President
Derek Brent*             33               Director and Secretary
Kim Sorensen*            54               Director
Harold Kestenbaum        55               Director
--------------

o The existing Members of the Company's Board of Directors have served since November 1989 (Michael Brent); December 1991 (Mr. Kestenbaum); and April 1995 (Derek Brent).

Under the laws of the New York (in which the Company was previously currently incorporated and the New York Merger was effected), approval of the New York Merger required the affirmative approval of the holders of a majority of all outstanding shares entitled to vote thereon. Since both the Brent Group and, to the extent of their pre-New York Merger ownership in the Company, the Tomer Group will vote in favor, this New York merger ratification Proposal 1 will be approved.

   THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE NEW YORK MERGER AND THE
          REQUISITE MAJORITY OF SHAREHOLDERS HAS VOTED IN FAVOR OF ITS
      IMPLEMENTATION. NO PROXY IS REQUIRED OR REQUESTED. VERY SPECIFICALLY,
                  YOU ARE REQUESTED NOT TO SEND US YOUR PROXY.

PROPOSAL 2: RATIFICATION OF REINCORPORATION IN DELAWARE CONCURRENTLY CHANGING THE COMPANY'S NAME TO YTB INTER-NATIONAL, INC.
--------------------------------------------------------------------------------

The Board of Directors and a 73.9% majority of the issued and outstanding shares of common have previously approved the reincorporation of the Company as a Delaware corporation through the merger by the Company into YTB International, Inc., a newly created Delaware corporation (the "Reincorporation"). The Board of Directors effected the Reincorporation of the Company in Delaware because, in its opinion, the best interests of the Company will be served. The change of domicile will not involve any change in the business, properties or management of the Company.

As a result of the Reincorporation, without any action on the part of the holder thereof, each outstanding share of common stock, par value $.001 per share, of the Company ("Common Stock") was converted into one (1) share of common stock, par value $.001 per share, of the reincorporated Company ("Delaware Common Stock"); each option or warrant to purchase shares of common stock of the Company was converted into an option or warrant to purchase one (1) share of common stock, par value $.001 per share, of the Company at an exercise price equal to its present exercise price; and each share of Series B Convertible Preferred Stock was converted into a share of preferred stock in the Company with substantially equivalent rights, privileges and preferences to those they now possess. (The conversion to common stock to shares of YTB International, Inc. occurred on January 9, 2005.)

There are certain differences between New York law and Delaware law relating to the ability of the directors of the Company to grant options to employees, officers and directors without shareholder approval, the procedure and requisite vote for taking corporate action without a meeting and for approving certain corporate changes, mergers and asset sales, and procedural and substantive differences related to indemnification of officers and directors more fully discussed below under "Comparison of Delaware and New York Law." There may be unanticipated effects of the Reincorporation in addition to those described in this Information Statement.

Concurrent with the Reincorporation, the number of authorized common shares was increased from 20,000,000 to 50,000,000. Proposal 3 addresses separately such increase in common.

Shareholders are reminded that Questions and Answers relating to this Reincorporation are attached as Exhibit A. Shareholders are also encouraged to review this overview of the more salient elements and issues of the Reincorporation.

Reasons for Change in the State of Incorporation . The Board of Directors believes that the Reincorporation will give the Company a greater measure of flexibility, simplicity and certainty in corporate governance than is available under New York law and will increase the marketability of the Company's securities. Several factors support that judgment, not the least of which is that the Company was originally incorporated in New York because the laws of that State were then deemed to be well adapted for the conduct of the Company's business. The corporation law of Delaware affords a flexible and modern basis for corporate action, including the ability to grant options to its directors, officers and employees. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company's corporate legal affairs. Because more than 50,000 corporations are incorporated in Delaware, including a substantial number of the corporations whose securities are publicly traded, a large body of case law has developed, decided by a judiciary of corporate specialists, interpreting Delaware law in the corporate field. For these reasons, the Board of Directors believes that the Company's business and affairs can be conducted to better advantage if the Company is able to operate under Delaware law. See "Certain Significant Differences between the Corporation Laws of Delaware and New York."

Exchange of Certificates. Upon consummation of the Reincorporation January 4, 2005, each share of Common Stock of the Company automatically was converted into one share of Delaware Common Stock. No additional action on the part of the Company or any shareholder is required. Shareholders are requested to exchange their certificates representing shares of Common Stock held prior to the Reincorporation for new certificates representing shares of Delaware Common Stock. The necessary materials and instructions to effect such exchange are attached. In the event any certificate representing shares of the Company's Common Stock is not presented for exchange upon request by the Company, any dividends that may be declared after the Reincorporation will continue to be paid. Nonetheless, the Board of Directors strongly recommends that shareholders promptly submit their certificates for exchange to avoid any delays should they wish to effect transfers. Because this is a one for one exchange, no certificates for fractional shares of YTBI Common Stock will be issued. (See "Existing Board of Directors; Board Members and YTB Designees" above.)

The Reincorporation will result in (i) the Company being governed by Delaware law, which may grant officers and directors greater protection from personal liability than New York law and provides anti-takeover protections that may not be available under New York law and (ii) the officers and directors of the Company as constituted immediately prior to the Reincorporation becoming officers and directors of the restructured Company and, similarly, the persons who are currently directors of the Company becoming the Board of Directors of the restructured Company (the "New Board of Directors"). (See "Existing Board of Directors; Board Members and YTB Designees" above.)

Principal Features of  Reincorporation in Delaware

The following discussion summarizes certain aspects of the Reincorporation of the Company in Delaware. This summary is not intended to be complete and is subject to, and qualified in its entirety by reference to the Merger Agreement between the Company and YTBI, a copy of which is attached hereto as Exhibit B and the Certificate of Incorporation of YTBI (the "Delaware Certificate"), a copy of which is attached hereto as Exhibit D. Copies of the Articles of Incorporation and the By-Laws of the Company (the "New York Articles" and the "New York By-Laws," respectively) as well as the By-Laws of YTBI (the "Delaware By-Laws") are available for inspection at the principal office of the Company and copies will be sent to shareholders upon request. Exhibit F is the Amended

Certificate of Incorporation for the Company. See also Exhibit G1, the Company's Annual Report for the period ended December 31, 2003, the Annual report for the period ended December 31, 2004 and, quarterly financials (unaudited) for the period ended March 31,2005.

In addition, the Company was authorized in the Reincorporation to issue 20,000,000 common share shares and 5,000,000 preferred shares. It had issued 18,952,375 common shares, after issuing in the New York Merger an additional 7,430,000 Company Common Shares--as well as 4,092,376 Series B Convertible Preferred (the "Merger Preferred Shares"). Accordingly, both the authorized common and preferred was basically exhausted. Accordingly, when the Rein-corporation was effected January 4, 2005, the Board of Directors and the Brent group and Tomer Group approved an increase in the Company's authorized common shares to 50MM (from 20MM) while keeping the same 5,000,000 authorized preferred. The Reincorporation did not affect the provisions of the Certificate of Incorporation relating to the Company's Series B Convertible Preferred Stock, including the ability to establish rights, preferences and priorities. The full text of the Certificate of Incorporation relating to the Preferred Stock is attached hereto as Exhibit D.

At Reincorporation, the Company became governed by the Delaware Certificate, the Delaware By-Laws and the Delaware General Corporation Law (the "Del-GCL") which include a number of provisions that are not present in, the New York Articles, the New York By-Laws or the New York Business Corporation Law (the "NY-BCL"). Accordingly, as described below, a number of significant changes in shareholders' rights are effected in connection with the Reincorp-oration, some of which may be viewed as limiting the rights of shareholders. In particular, the Delaware Certificate includes a provision authorized by the Del-GCL that would limit the liability of the Company's directors for breach of fiduciary duties. Specifically, the Delaware Certificate provides directors and officers with modern limited liability and indemnification rights authorized by the Del-GCL. The Board of Directors believes that these provisions will enhance its ability to attract and retain qualified directors and encourage them to continue to make entrepreneurial decisions on behalf of the Company. Accordingly, implementation of these provisions has been included as part of the Reincorporation, the Board of Directors' believing that the Reincorporation will contribute to the long-term quality and stability of the Company's governance. For these reasons, the Board of Directors has concluded that the benefit to shareholders of improved corporate governance from the Reincorporation outweighs any possible adverse effects on shareholders of reducing the exposure of directors to liability and broadening director indemnification rights.

Upon consummation of the Reincorporation on January 4, 2005, the daily business operations of the Company continued to be conducted, as previously, at the Company's principal executive offices at 560 Sylvan Avenue--Suite 300, Englewood Cliffs, New Jersey 07632. The authorized capital stock of the Company now consists of 50,000,000 shares of Common Stock, par value $.001 per share, and 5,000,000 shares of preferred stock, $.001 par value per share (the "Preferred Stock"). The Preferred Stock will be issuable in series by action of the New Board of Directors. The New Board of Directors will continue to be authorized, without further action by the stockholders, to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions of the unissued Preferred Stock, including shares of Preferred Stock having preferences and other terms that might discourage takeover attempts by third parties.

The New Board of Directors consists of those persons presently serving on the Board of Directors of the Company. The individuals who will serve as executive officers of YTBI are those who currently serve as executive officers of the Company. Such persons and their respective terms of office are set forth below under the caption "Existing Board of Directors; Board Members and YTB Designees" above.)

How  to Exchange REZT Certificates for YTBI Certificates

Attached as Exhibit H is a form letter of transmittal with instructions for effecting the surrender of your certificate(s) which represent issued and outstanding shares of REZconnect Technologies, Inc.'s Common Stock ("REZT Certificates"), in exchange for certificates representing the reincorporated YTBI Common Stock ("YTBI Certificates"). Upon surrender of a REZT Certificate for cancellation to a YTBI Certificate, together with a duly executed letter of transmittal, the holder of such REZT Certificate will be entitled to receive, as soon as practicable, in exchange therefor, a YTBI Certificate representing that number of shares of YTBI into which the shares of theretofore represented by the REZT Certificate so surrendered will have been converted, and the REZT Certificate so surrendered will forthwith be canceled.

Capitalization

The authorized capital of the Company, prior to the Reincorporation , consisted of 20,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The authorized capital of the Company post-Reincorporation consists of 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. On the date of Reincorporation, the Company had outstanding approximately 23,100,000 shares of Common Stock and 4,092,392 shares of Preferred Stock and are being converted into the underlying Common Stock. Accordingly, since conversion of the Preferred Stock on January 9, 2005, the New Board of Directors had available approximately 22,200,000 shares of Common Stock and 5,000,000 shares of Preferred Stock which are authorized but presently unissued and unreserved, and which will be available for issuance from time to time in connection with, acquisitions of other companies and other corporate purposes. The Reincorporation does not affect total stockholder equity or total capitalization of the Company.

The New Board of Directors may in the future authorize, without further stockholder approval, the issuance of such shares of Common Stock or Preferred Stock to such persons and for such consideration upon such terms as the New Board of Directors determines. Such issuance could result in a significant dilution of the voting rights and, possibly, the stockholders' equity of then existing stockholders.

There are no present plans, understandings or agreements, and the Company is not engaged in any negotiations that will involve the issuance of the Preferred Stock to be authorized. However, the New Board of Directors believes it prudent to have shares of Preferred Stock available for such corporate purposes as the New Board of Directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

It should be recognized that the issuance of additional authorized Common Stock (or Preferred Stock, the terms and conditions of which--including voting and conversion rights-- may be set at the discretion of the New Board of Directors) may have the effect of deterring or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise or to bring about removal of incumbent management or a corporate transaction such as merger. For example, the issuance of the Company's Common Stock or Preferred Stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.

Significant Changes in the Company's Charter and By-Laws to be Implemented by the Reincorporation

The following table sets for the principal differences between New York and Delaware law, the latter now being the applicable corporate authority. The more detailed textual description follows.

The following table sets for the principal differences between New York and Delaware law, the latter now being the applicable corporate authority. A more detailed textual description follows.


                        Comparison of Shareholder Rights
                        --------------------------------
------------------------------------- ----------------------------------- -----------------------------------
               Issue                               Delaware                            New York
------------------------------------- ----------------------------------- -----------------------------------
      Limitation of Liability          Limits or eliminating liability          No similar provisions
                                         of directors to company and
                                       shareholders for breach of their
                                               fiduciary duties
------------------------------------- ----------------------------------- -----------------------------------
          Indemnification              Broad rights of indemnification        Similar provisions, albeit
                                       to directors, officers and other             details differ
                                               corporate agents
------------------------------------- ----------------------------------- -----------------------------------
          Defenses Against            Although not a motivation for the         No similar provisions
          Hostile Takeover             Reincorporation, broad authority
                                        to minimize susceptibility to
                                        sudden acquisitions of control
                                       not negotiated with and approved
                                          by the Board of Directors
------------------------------------- ----------------------------------- -----------------------------------
             Dividends                 May pay dividends out of surplus   May not pay dividends if not able
                                        or net profits for current or     to pay debts as became due or out
                                            preceding fiscal year          of total assets less than total
                                                                          liabilities (plus any preferences
                                                                                 due, if dissolution)
------------------------------------- ----------------------------------- -----------------------------------
  Interested Director Transactions       Contracts or transactions in           No similar provisions
                                        which one or more of directors
                                       have an interest are not void or
                                         voidable if approved in good
                                          faith by shareholders or a
                                       majority of disinterested Board
                                             of Directors members
------------------------------------- ----------------------------------- -----------------------------------
  Special Meetings of Shareholders     May only be called by the Board      May be called by the Board of
                                         of Directors or a committee        Directors or by holders of at
                                         specifically delegated that          least 10% of voting shares
                                                  authority
------------------------------------- ----------------------------------- -----------------------------------
          Sequestration of             Shares of persons of any person           No similar provision
               Shares                    in a Delaware corporation or
                                       "sequestered" for debts or other
                                                   demands
------------------------------------- ----------------------------------- -----------------------------------
Timing of Actions Against Directors     Shareholders have six years in      Similar provisions but action
                                       which to bring an action against     must be taken within two years
                                      directors for payment of unlawful
                                                  dividends
------------------------------------- ----------------------------------- -----------------------------------
     Tender Offers and Business         When "interested stockholders"       Any acquisition by a person,
            Combinations                and "business combination" as     directly or indirectly, of 20% or
                                       defined are involved, the effect    more ("Control Shares") of a New
                                       of the provisions is to prevent        York must be approved by a
                                         any attempted takeover of a      majority of each class outstanding
                                             Delaware corporation
------------------------------------- ----------------------------------- -----------------------------------


Change of Corporate Name: The Reincorporation effected a change in the Company's name to "YTB International, Inc." The Board of Directors believes that this corporate name is in the best interests of the Company and its shareholders and that the name continues to reflect the nature of the Company's business emphasis.

Limitation of Liability: The Delaware Certificate contains a provision limiting or eliminating, with certain exceptions, the liability of directors to the Company and its shareholders for monetary damages for breach of their fiduciary duties. The New York Articles contain no similar provision. The Board of Directors believes that such provision will better enable the Company to attract and retain as directors responsible individuals with the experience and background required to direct the Company's business and affairs. It has become increasingly difficult for corporations to obtain adequate liability insurance to protect directors from personal losses resulting from suits or other proceedings involving them by reason of their service as directors. Such insurance is considered a standard condition of directors' engagement. However, coverage under such insurance is no longer routinely offered by insurers and many traditional insurance carriers have withdrawn from the market. To the extent such insurance is available, the scope of coverage is often restricted, the dollar limits of coverage are substantially reduced and the premiums have risen dramatically.

At the same time, directors have been subject to substantial monetary damage awards in recent years. Traditionally, courts have not held directors to be insurers against losses a corporation may suffer as a consequence of directors' good faith exercise of business judgment, even if, in retrospect the directors' decision was an unfortunate one. In the past, directors have had broad discretion to make decisions on behalf of the corporation under the "business judgment rule." The business judgment rule offers protection to directors who, after reasonable investigation, adopt a course of action that they reasonably and in good faith believe will benefit the corporation, but which ultimately proves to be disadvantageous. Under those circumstances, courts have typically been reluctant to subject directors' business judgments to further scrutiny. Some recent court cases have, however, imposed significant personal liability on directors for failure to exercise an informed business judgment with the result that the potential exposure of directors to monetary damages has increased. Consequently legal proceedings against directors relating to decisions made by directors on behalf of corporations have significantly increased in number, cost of defense and level of damages claimed. Whether or not such an action is meritorious, the cost of defense can be well beyond the personal resources of a director.

The Delaware General Assembly considered such developments a threat to the quality and stability of the governance of Delaware corporations because of the unwillingness of directors, in many instances, to serve without the protection which insurance traditionally has provided and because of the deterrent effect on entrepreneurial decision making by directors who do serve without the protection of traditional insurance coverage. In response, in 1986 the Delaware General Assembly adopted amendments to the Del-GCL which permit a corporation to include in its charter a provision to limit or eliminate, with certain exceptions, the personal liability of directors to a corporation and its shareholders for monetary damages for breach of their fiduciary duties. Similar charter provisions limiting a director's liability are not permitted under New York law.

The Board of Directors believes that the limitation on directors' liability permitted under Delaware law will assist the Company in attracting and retaining qualified directors by limiting directors' exposure to liability. The Reincorporation implements this limitation on liability of the directors of the Company, inasmuch as the Delaware Certificate provides that, to the fullest extent that the Del-GCL now or hereafter permits the limitation or elimination of the liability of directors, no director will be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty. Under such provision, the Company's directors will not be liable for monetary damages for acts or omissions occurring on or after the January 4, 2005 effective date of the Reincorporation, even if they should fail through negligence or gross negligence, to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties). The Delaware Certificate does not limit or eliminate any liability of directors for acts or omissions occurring prior to the Reincorporation. As provided under Delaware law, the Delaware Certificate cannot eliminate or limit the liability of directors for breaches of their duty of loyalty to the Company; acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, paying a dividend or effecting a stock repurchase or redemption which is illegal under the Del-GCL, or transactions from which a director derived an improper personal benefit. Further, the Delaware Certificate does not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of a director's duty of care. The Delaware Certificate pertains to breaches of duty by directors acting as directors and not to breaches of duty by directors acting as officers (even if the individual in question is also a director). In addition, the Delaware Certificate would not affect a director's liability to third parties or under the federal securities laws.

The Delaware Certificate is worded to incorporate any future statutory revisions limiting directors' liability. It provides, however, that no amendment or repeal of its provision will apply to the liability of a director for any acts or omissions occurring prior to such amendment or repeal, unless such amendment has the affect of further limiting or eliminating such liability.

The Company has not received notice of any lawsuit or other proceeding to which the Delaware Certificate might apply. In addition, the Delaware Certificate is not being included in the Delaware Certificate in response to any director's resignation or any notice of an intention to resign. Accordingly, the Company is not aware of any existing circumstances to which the Delaware Certificate might apply. The Board of Directors recognizes that the Delaware Certificate may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter stockholders from instituting litigation against directors for breach of their duty of care, even though such an action, if successful, might benefit the Company and its shareholders. However, given the difficult environment and potential for incurring liabilities currently facing directors of publicly held corporations, the Board of Directors believes that the Delaware Certificate is in the best interests of the Company and its stockholders, since it should enhance the Company's ability to retain highly qualified directors and reduce a possible deterrent to entrepreneurial decision making. In addition, the Board of Directors believes that the Delaware Certificate may have a favorable impact over the long term on the availability, cost, amount and scope of coverage of directors' liability insurance, although there can be no assurance of such an effect.

The Delaware Certificate may be viewed as limiting the rights of stockholders, and the broad scope of the indemnification provisions could result in increased expense to the Company. It believes, however, that these provisions will provide a better balancing of the legal obligations of, and protections for, directors and will contribute to the quality and stability of the Company's governance. The Board of Directors has concluded that the benefit to stockholders of improved corporate governance outweighs any possible adverse effects on stockholders of reducing the exposure of directors to liability and broadening indemnification rights. Because the Delaware Certificate deals with the potential liability of directors, the members of the Board of Directors may be deemed to have a personal interest in effecting the Reincorporation.

Indemnification: As part of the 1986 legislation permitting a corporation to limit or eliminate the liability of directors, the Delaware General Assembly, for the reasons noted under "Limitation of Liability" above also amended the provisions of the Del-GCL governing indemnification to clarify and broaden the indemnification rights which corporations may provide to their directors, officers and other corporate agents. The NY-BCL also contains broad indemnification provisions. The Delaware Certificate reflects the provisions of Delaware law, as recently amended, and, as discussed below, provides broad rights to indemnification.

In recent years, investigations, actions, suits and proceedings, including actions, suits and proceedings by or in the right of a corporation to procure a judgment in its favor (referred to together as "proceedings"), seeking to impose liability on, or involving as witnesses, directors and officers of publicly-held corporations have become increasingly common. Such pro-ceedings are typically very expensive, whatever their eventual outcome. In view of the costs and uncertainties of litigation in general, it is often prudent to settle proceedings in which claims against a director or officer are made. Settlement amounts, even if material to the corporation involved and minor compared to the enormous amounts frequently claimed, often exceed the financial resources of most individual defendants. Even in proceedings in which a director or officer is not named as a defendant he may incur substantial expenses and attorneys' fees if he is called as a witness or otherwise becomes involved in the proceeding. Although the Company's directors and officers have not incurred any liability or significant expense as a result of any proceeding to date, the potential for substantial loss does exist. As a result, an individual may conclude that the potential exposure to the costs and risks of proceedings in which he may become involved may exceed any benefit to him from serving as a director or officer of a public corporation. This is particularly true for directors who are not also officers of the corporation. The increasing difficulty and expense of obtaining directors' and officers' liability insurance discussed above has compounded the problem.

The broad scope of indemnification now available under Delaware law will permit the Company to continue to offer its directors and officers greater protection against these risks. The Board of Directors believes that such protection is reasonable and desirable in order to enhance the Company's ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of the Company with regard to the best interests of the Company and its stockholders.

The Delaware Certificate is quite different from the New York Articles and require indemnification of the Company's directors and officers to the fullest extent permitted under applicable law as from time to time in effect, with respect to expenses, liability or loss (including, without limitation, fees for attorneys, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by any person in connection with any actual or threatened proceeding by reason of the fact that such person is or was a director or officer of the Company or is or was serving at the request of the Company as a director or officer of another corporation or of a partnership, joint venture; trust, employee benefit plan or other enterprise at the request of the Company. The right to indem-nification includes the right to receive payment of expenses in advance of the final disposition of such proceeding; consistent with applicable law from time to time in effect; provided, however, that if the Del-GCL requires the payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay the Company if it is ultimately determined that he or she was not entitled to indemnification. Directors and officers would not be indemnified for loss, liability or expenses incurred in connection with proceedings brought against such persons otherwise than in the capacities in which they serve the Company. Under the Del-GCL, although it has no present intention to do so, the Company may, by action of the New Board of Directors, provide the same indemnification to its employees, agents, attorneys and representatives as it provides to its directors and officers. The Delaware Certificate provides that such practices are not exclusive of any other rights to which persons seeking indemnification may otherwise be entitled under any agreement or otherwise.

The Delaware Certificate specifies that the right to indemnification is a contract right. The Delaware Certificate also provides that a person seeking indemnification from the Company may bring suit against it to recover any and all amounts entitled to such person provided that such person has filed a written claim with the Company which has failed to pay such claim within thirty days of receipt thereof. In addition, the Delaware Certificate authorizes the Company to purchase and maintain indemnity insurance, if it so chooses to guard against future expense.

The Delaware Certificate provides for payment of all expenses incurred, including those incurred to defend against a threatened proceeding. Additionally, the Delaware Certificate provides that indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. The Delaware Certificate also provides that to the extent any director or officer who is, by reason of such a position, a witness in any proceeding, he or she shall be indemnified for all reasonable expenses incurred in connection therewith.

Under Delaware law, as with New York law, rights to indemnification and expenses need not be limited to those provided by statute. As a result, under Delaware law and the Delaware Certificate, the Company will be permitted to indemnify its directors and officers, within the limits established by law and public policy, pursuant to an express contract, a by-law provision, a stockholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the New York Articles or expressly provided for under New York or Delaware law.

Insofar as the Delaware Certificate provides indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

The Board of Directors recognizes that the Company may in the future be obligated to incur substantial expense as a result of the indemnification rights conferred under the Delaware Certificate, which are intended to be as broad as possible under applicable law. Because directors of the Company may personally benefit from the Company's indemnification provisions, the members of the Board of Directors may be deemed to have a personal interest in the effectuation of the Reincorporation.

Defenses Against Hostile Takeovers

Introduction: While the following discussion summarizes the reasons for, and the operation and effects of, certain provisions of the Company's Certificate of Incorporation which management has identified as potentially having an anti-takeover effect, it is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to the Company's Certificate of Incorporation and By Laws. A copy of the Certificate of Incorporation is included as an exhibit to this Information Statement which should be reviewed for more detailed information and the By Laws are available upon request.

In general, the anti-takeover provisions in Delaware law and the Company's Certificate of Incorporation are designed to minimize its susceptibility to sudden acquisitions of control which have not been negotiated with and approved by the Company's Board of Directors. As a result, these provisions may tend to make it more difficult to remove the incumbent members of the Board of Directors. The provisions would not prohibit an acquisition of control of the Company or a tender offer for all of its capital stock. The provisions are designed to discourage any tender offer or other attempt to gain control of the Company in a transaction that is not approved by the Board of Directors, by making it more difficult for a person or group to obtain control of the Company in a short time and then impose its will on the remaining stockholders. However, to the extent these provisions successfully discourage the acquisition of control of the Company or tender offers for all or part of the Company's capital stock without approval of the Board of Directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

Notwithstanding this authority under Delaware law, the Delaware Bylaws do not adopt any anti-takeover provisions discussed below. In fact, the Company is not aware of any plans to propose any transaction and/or takeover defense involving the directors of the Company which could not be approved by the Board of Directors under new York law that could not be approved by the Expanded Board of

Directors under Delaware law. Similarly, neither management nor the directors intend to propose, or is considering, other anti-takeover measures in future shareholder meetings and any associated proxy solicitations. Accordingly, neither the directors or, if different, management has any intent to adopt proposals that could make the accomplishment of a given transaction more difficult than it would have been under New York law, whether or not favorable to the interest of shareholders.

The governance proposals were largely considered "housekeeping," in effect a judgment to effect while these other organic changes were being adopted. Current and prior counsel had urged the Company to change the domicile as better achieving a profile appropriate for the anticipated move to exchange trading and greater corporate visibility. In fact, this has been considered an objective to pursue in due course. The governance proposals being adopted at this time categorically were NOT the result of management's knowledge of any specific effort to accumulate the Company's securities or to obtain control of it by means of a merger, tender offer, solicitation in opposition to management or otherwise.

Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price of a company's stock. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of the Company's stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made, and, if made, will be successful. As a result, the provisions may adversely affect those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the Board of Directors, whether or not stockholders deem such transactions to be in their best interests.


Authorized Shares of Capital Stock: The Company's Certificate of Incorporation authorizes the issuance of up to 5,000,000 shares of serial preferred stock. Shares of the Company's serial preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This preferred stock, together with authorized but unissued shares of Common Stock (the Certificate of Incorporation authorizes the issuance of up to 50,000,000 shares), could represent additional capital stock required to be purchased by an acquirer. Issuance of such additional shares may dilute the voting interest of the Company's stockholders. If the Company's Board of Directors determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.


Certain Significant Differences Between the Corporation Laws of New York and Delaware

Although it is impractical to compare all of the differences between the corporation laws of New York and Delaware, the following (in addition to the above description) is a summary of certain significant differences between the provisions of New York law applicable to the Company and those of Delaware law which will be applicable to the Company.

Dividends: A New York corporation may not make distributions to shareholders if, after giving it effect, in the judgment of the board of directors: (a) The corporation would not be able to pay its debts as they become due in the usual course of business; and (b) The corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. In contrast, a Delaware corporation may pay dividends either out of surplus or, if there is no surplus, and except in very limited circumstances, out of net profits for the fiscal year in which the dividend is declared or out of net profits for the preceding fiscal year. In any event, the Company does not anticipate paying dividends in the foreseeable future.

Right to Inspect Books and Records: Under New York law, any shareholder, upon written demand at least five business days before the date on which the shareholder wishes to inspect and copy, made "in good faith and for a proper purpose, " may examine the corporation's books and records, including minutes of meetings, accounting records and the record of shareholders that are directly connected with the shareholder's purpose." Under Delaware law, any stock-holder of a corporation, regardless of his percentage of ownership, has the right to inspect the corporation's stock ledger, list of stockholders and its other books and records, upon a written demand under oath in which the stockholder states a "proper purpose" for such inspection.


Interested Director Transactions: Under both New York and Delaware law, certain contracts or transactions in which one or more of a corporation's directors have an interest are not void or voidable because of such interest if the contract or transaction is fair to the corporation when authorized or if it is approved in good faith by the shareholders or by the directors who are not interested therein after the material facts as to the contract or transaction and the interest of any interested directors are disclosed. With certain exceptions, New York and Delaware law are the same in this area. Under New York law, if approval of the Board of Directors is to be relied upon for this purpose, the contract or transaction may be approved by a majority vote of a quorum of the directors without counting the vote of the interested director or directors (except for purposes of establishing quorum). Under Delaware law, the approval of the board of directors can be obtained for the contract or transaction by the vote of a majority of the disinterested directors, even though less than a majority of a quorum. Accordingly, it is possible that certain transactions that the Board of Directors of the Company currently might not be able to approve itself because of the number of interested directors could be approved by a majority of the disinterested directors of the Company, although less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company which could not be approved by the Board of Directors under New York law but could be approved by the Expanded [Delete New]Board of Directors under Delaware law.


Special Meetings of Shareholders: Under New York law, a special meeting of shareholders may be called by the Board of Directors or by the holders of at least 10% of the shares entitled to vote at the meeting or by such other persons or groups as may be authorized in the articles of incorporation or the by-laws. Under Delaware law, a special meeting may be called by the board of directors and only such other persons as are authorized by the certificate of incorporation or the by-laws. The Company's Certificate of Incorporation, unlike the Company's By-Laws, provides that a special meeting of stockholders may be called only by the board of directors or by a committee of the board of directors which has been duly delegated such authority by the board of directors and by no other person.

Sequestration of Shares: Delaware law provides that the shares of any person in a Delaware corporation may be attached or "sequestered" for debts or other demands. Such provision could be used to assert jurisdiction against a non-resident holder of the Delaware corporation's shares, thereby compelling the non-resident holder to appear in an action brought in a Delaware court. New York law has no comparable provision.

Certain Actions: Delaware law provides that stockholders have six years in which to bring an action against directors responsible for the payment of an unlawful dividend. Under New York law, all directors voting for or assenting to an unlawful distribution are jointly and severally liable to the corporation for the excess of the amount of dividend over what could have been distributed lawfully. New York law requires that any action be commenced within two (2) years after the date of the distribution. New York law and Delaware law require that the plaintiff held stock at the time when the transaction complained of occurred. Under New York law a successful shareholder has a statutory right to expenses, including attorney's fee, if the court so directs. Under Delaware law, recovery of fees and expenses by a successful shareholder is governed by case law.

Tender Offer and Business Combination Statutes: New York law regulates tender offers and business combinations involving New York corporations as well as certain corporations incorporated outside New York that conduct business in New York. The New York law provides that any acquisition by a person, either directly or indirectly, of ownership of, or the power to direct the voting of, 20% or more ("Control Shares") of the outstanding voting securities of a corporation is a "Control Share Acquisition." A Control Share Acquisition must be approved by a majority of each class of outstanding voting securities of such corporation excluding the shares held or controlled by the person seeking approval before the Control Shares may be voted. A special meeting of shareholders must be held by the corporation to approve a Control Share Acquisition within 50 days after a request for such meeting is submitted by the person seeking to acquire control. If the Control Shares are accorded full voting rights and the acquiring person has acquired Control Shares with a majority or more of the voting power of the Corporation, all shareholders shall have dissenter's rights as provided by applicable Florida law.

New York law regulates mergers and other business combinations between a corporation and a shareholder who owns more than 10% of the outstanding voting shares of such corporation ("Interested Shareholder"). Specifically, any such merger between a corporation and an Interested Shareholder must be approved by the vote of the holders of two-thirds of the voting shares of such corporation excluding the shares beneficially owned by such shareholder. The approval by shareholders is not required, however, if (i) such merger or business combination is approved by a majority of disinterested directors; (ii) such Interested Shareholder is the beneficial owner of at least 90% of the outstanding voting shares excluding the shares acquired directly from the subject corporation in a transaction not approved by a majority of disinterested directors; or (iii) the price paid to shareholders in connection with a merger or a similar business combination meets the statutory test of "fairness."

Delaware law regulates hostile takeovers by providing that an "interested stockholder," defined as a stockholder owning 15% or more of the corporation's voting stock or an affiliate or associate thereof, may not engage in a "business combination" transaction, defined to include a merger, consolidation or a variety of self-dealing transactions with the corporation for a period of three years from the date on which such stockholder became an "interested stockholder" unless (a) prior to such date the corporation's board of directors approved either the "business combination" transaction or the transaction in which the stockholder became an "interested stockholder"; (b) the stockholder, in a single transaction in which he became an "interested stockholder," acquires at least 85% of the voting stock outstanding at the time the transaction commenced (excluding shares owned by certain employee stock plans and persons who are directors and also officers of the corporation) or (c) on or subsequent to such date, the "business combination" transaction is approved by the corporation's board of directors and authorized at an annual or special meeting of the corporation's stockholders, by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the "interested stockholder."

Thus, the effect of such provision of Delaware law is to prevent any attempted hostile takeover of a Delaware corporation from being completed for three years unless (a) at least 85% of the voting shares of the target are acquired in a single transaction; (b) at least two-thirds of the voting shares of the target, excluding the shares held by the bidder, vote in favor of the acquisition; or
(c) the corporation opts out of the statutory protection.

Federal Income Tax Consequences of the Reincorporation


The Company has been advised by its counsel, Carl N. Duncan, Esq., Bethesda, Maryland, who consents to this reference in this Statement, that, for federal income tax purposes, no gain or loss will be recognized by the Company or its shareholders of the Company who receive its Common Stock for their REZT Common Stock in connection with the Reincorporation. The adjusted tax basis of each whole share of the Company's Common Stock received by a shareholder of the Company as a result of the Reincorporation will be the same as the shareholder's aggregate adjusted tax basis in the shares of REZT Common Stock converted into such shares of the Company's Common Stock. A shareholder who holds Company Common Stock will include in his holding period the period held in REZT Common Stock.

BECAUSE OF THE COMPLEXITY OF THE CAPITAL GAINS AND LOSS PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986 AND BECAUSE OF THE UNIQUENESS OF EACH INDIVIDUAL'S CAPITAL GAIN OR LOSS SITUATION, STATE, LOCAL OR FOREIGN INCOME TAX CONSEQUENCES TO SHAREHOLDERS MAY VARY FROM THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE, AND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.


                 THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED
              THE REINCORPORATION AND NAME CHANGE AND A MAJORITY OF
              SHAREHOLDERS HAS VOTED IN FAVOR OF PROPOSAL. NO PROXY
       IS REQUIRED OR REQUESTED. VERY SPECIFICALLY, YOU ARE REQUESTED NOT
                              TO SEND US YOUR PROXY

PROPOSAL 3 :  INCREASE IN AUTHORIZED COMMON SHARES FROM  20MM TO 50MM

         The Company's presently authorized capital consists of 20,000,000 shares of Common Stock, par value $.001 per share, and 5,000,000 shares of Preferred Stock, par value $.001 per share (none of which preferred shares are currently outstanding). The Board of Directors and a majority of the shareholders, as outlined above, has authorized Reincorporation in Delaware, the name change to YTB International, Inc. and this increase in authorized Common Stock from 20,000,000 to 50,000,000 shares.

Management believes that the change to Delaware domicile coupled with the combination of YTB may result in the Company being approached by many acquisition candidates in the highly fragmented travel industry. The additional shares will give the Board of Directors the flexibility to take advantage of such additional opportunities as they might arise without the requirement to obtain shareholder approval. Shareholder approval of a proposed transaction might result in delays that could cause the Company to lose the opportunity that is presented. However, the Company has no present plans for or contemplated transactions which would require the issuance of any of the additional shares authorized hereby.

The additional Common Stock could also be issued publicly or privately in connection with future financings or acquisitions. Nonetheless, the Company is not seeking an underwriter and has no plans to underwrite a public offering of Common Stock.

The Board of Directors believes that prudent business planning required the Company authorize the additional 30,000,000 shares of Common Stock at this time. The directors are not aware of any current proposals by any party to acquire control of the Company and does not presently contemplate recom-mending the adoption of further amendments to the Company's Certificate of Incorporation which would affect the ability of third parties to take over or change control of the Company.

        THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE INCREASE IN
          AUTHORIZED COMMON SHARES FROM 20MM TO 50MM AND A MAJORITY OF
             SHAREHOLDERS HAS VOTED IN FAVOR OF PROPOSAL. NO PROXY
       IS REQUIRED OR REQUESTED. VERY SPECIFICALLY, YOU ARE REQUESTED NOT
                             TO SEND US YOUR PROXY.

PROPOSAL 4: APPROVAL OF 2004 STOCK OPTION PLAN

In July 1999 and again in August 2001, the Board of Directors approved a stock option plan for its employees and directors (the "Original Plan"). Under the Original Plan, annually, employees, officers and directors of the Company as well as its consultants could be issued stock grants as part of their compensation for their services to the Corporation. Given the significant passage of time since the Original Plan was adopted and the significant structural changes of the Company that have been effected, the Board of Directors approved on December 8,2004 a replacement Stock Option and Restricted Stock (the "2004 Plan").

The terms of the New Plan are essentially the same as the terms of the Original Plan. Eligible participants in the New Plan are also the Company's employees, officers and directors as well as its consultants (the "Eligible Participants"). The 2004 Plan will be administered by the Compensation Committee of the Board of Directors. The 2004 Plan authorizes and entitles the Company to issue to Eligible Participants options to purchase up to 5,000,000 common stock of the Company. The New Plan became effective as of December 8, 2004 and will continue in effect, unless otherwise terminated by the Board, until no further grants may be granted and all awards granted under the Plan are no longer outstanding (but in no case longer than 10 years from the Plan's adoption).

A copy of the New Plan is attached as Appendix I.

Under the laws of the Delaware (in which the Company is now incorporated), approval of the 2004 Stock Option Plan requires the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon. Since both the Brent Group and the Tomer Group voted in favor, this 2004 Stock Option Plan ratification Proposal 3 will be approved

      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE 2004 STOCK OPTION PLAN
       AND A MAJORITY OF SHAREHOLDERS HAS VOTED IN FAVOR OF PROPOSAL.
          NO PROXY IS REQUIRED OR REQUESTED. VERY SPECIFICALLY, YOU ARE
                      REQUESTED NOT TO SEND US YOUR PROXY.



PROPOSAL 5:    APPROVAL OF MATERIAL TERMS OF EQUITY-BASED COMPENSATION  PLAN.


On January 1, 2005, the Board of Directors approved a new performance-based compensation plan for its senior executives, namely J. Lloyd Tomer (its Chairman), Michael Y. Brent (its CEO), Kim Sorensen (its President), Derek Brent (its Secretary) and J. Scott Tomer (its Treasurer), collectively the "Participating Executives." Effective as of January 1, 2005, the Equity-Based Plan is a performance-based annual incentive plan and is an elaboration of a process contemplated with the respective Participating Executive under their individual employment agreements. Since not yet drafted, the approvals here sought relate to the material terms that will be incorporated into the Equity-Based Plan. Such plan is intended to promote the growth and prosperity of the Company by providing the eligible participants with an additional incentive to contribute to the Company's success and to assist the Company in attracting and retaining the best available personnel for positions of substantial responsibility within the Company.

Under the Equity-Based Plan, in order to provide performance-based incentive compensation, each Participating Executive is paid a cash base salary and, in addition, a Bonus Amount as defined. Specifically, the Company has agreed to pay the Participating Executive a minimum cash bonus in respect of each fiscal year during the Participating Executive's employment hereunder (the "Bonus") equal to the Applicable Percentage (as defined below) of the Net Pre-Tax Income (as defined below) of the Corporation. The Applicable Percentage equals (a) 2.0% if the Net Pre-Tax Income of the Company is at least $500,000, but less than $1,500,000; (b) 2.25% if the Net Pre-Tax Income of the Company is at least $1,500,000 but less than $ 3,000,000; and (c) 2.5% if the Net Pre-Tax Income of the Company is at least $ 3,000,000.

For purposes of the Equity-Based Plan, the Net Pre-Tax Income of the Company is the amount determined by the Board of Directors, after consultation with the independent accountants of the Company, to be the Net Pre-Tax Income of the Corporation with respect to a given fiscal year. Such Bonus must be, among other considerations, determined based on the financial statements of the Corporation, and in a manner consistent with generally accepted accounting principles, including the exclusion of the effect of any elimination of inter-company transfers applied with respect to any entity which is not a subsidiary of the Corporation. Under the Equity-based Plan, the process outlined, including associated determinations and calculations, with respect to any fiscal year, must be made within 15 days after the Company has filed its Annual Report on Form 10-K for each year with the Securities and Exchange Commission.

Within 45 days after the end of the Company's fiscal year, based on the Company's preliminary results for such fiscal year, the Company is required to pay the Participating Executive an amount equal to 60% of the estimated minimum cash Bonus based on such preliminary results. The balance of the definitive Bonus so determined, if any, will be payable to the Participating Executive in a single lump sum no later than thirty days after the final determination has been made. All matters pertaining to the Bonus will be administered and determined by the Board of Directors (or a subcommittee thereof appointed for such purpose) in its reasonable discretion consistent with the terms of the Equity-Based Plan.

Under the laws of the Delaware (in which the Company is now incorporated), approval of the adoption of the material terms to an equity compensation plan requires the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon. Since both the Brent Group and the Tomer Group voted in favor, this equity compensation plan adoption Proposal 5 will be approved.

      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ADOPTION OF THE MATERIAL TERMS ON AN EQUITY-BASED COMPENSATION PLAN AND THE REQUISITE MAJORITY OF SHAREHOLDERS HAS VOTED IN FAVOR OF SUCH MATERIAL TERMS. NO
      PROXY IS REQUIRED OR REQUESTED. VERY SPECIFICALLY, YOU ARE REQUESTED
                           NOT TO SEND US YOUR PROXY.

                            SUPPLEMENTAL DISCLOSURES

Voting Securities; Beneficial Ownership of the Company's Common Stock



The Company's common stock is the only class of equity securities that is currently outstanding and entitled to vote at a meeting of the Company's stockholders. Each share of common stock entitles the holder thereof to one (1) vote. As of August 15, 2005, _______ shares of the Company's common stock were outstanding. (No preferred shares are currently outstanding since the 4,092,376 Series B Convertible Preferred Stock issued at closing in the New York Merger and convertible into 4,092,376 shares of the Company's common stock which latter Preferred Stock was converted in the Company's underlying Common Stock on January 9, 2005.)

The following table sets forth information at August 15, 2005 , based on information obtained from the persons named below, with respect to the beneficial ownership of shares of common stock by (i) each person known by us to be the owner of more than 5% of the outstanding shares of common stock, (ii) each director, (iii) each Named Officer and (iv) all existing executive officer and directors of the Company as a group.




                                         Common Stock               Percent
  Director/Shareholder               Beneficially Owned (3)         of Class
-------------------------------   ---------------------------     ------------

Michael Y. Brent (1)              5,103,032 + 200,000 options          22.2
Derek Brent  (1)                  1,120,234 + 100,000 options           4.9
Harold Kestenbaum (1)                20,454 + 20,000                    0.2
J. Lloyd Tomer                    6,121,838 + 100,000 options          26.5
J. Scott Tomer                    2,160,446 + 100,000 options           9.8
J. Kim Sorensen                   2,160,446 + 100,000 options           9.8
                                                                        ---
Directors and Officers
 as a group (6 persons)          16,686,440 + 100,000 options          73.4%

----------
(1) The address of each of these individuals is 560 Sylvan Avenue, Englewood Cliffs, New Jersey 07632.

(2) Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

(3) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person)and which are exercisable within 60 days have been exercised.

Certain Relationships and Related-Party Transactions

Because of certain statutory and case law relating to broad discretion granted management of a company, typically directors and officers of a corporation are indemnified by and have limited monetary liability to its shareholders. Failure of management to satisfy its fiduciary responsibility to shareholders could subject management to certain claims. The following inherent or potential conflicts of interest should be considered by prospective investors before subscribing for shares.

While we may enter into transactions with affiliates in the future, we intend to continue to enter into such transactions only at prices and on terms no less favorable to us than transactions with independent third parties. See for example, the descriptions in "Summary Executive Compensation" and "Employment Agreement with Our Chief Executive Officer." In that context, we will require any director or officer who has a pecuniary interest in a matter being considered to recuse themselves from any negotiations. In any event, any debt instruments in the future are expected generally to prohibit us from entering into any such affiliate transaction on other than arm's-length terms. In addition, a majority of the Board is, and must continue to be, neither an officer nor may such person have a pecuniary interest, other than as a shareholder or director, in any transactions with us. In turn, commencing immediately, a majority of the independent Board of Directors members, defined as having no pecuniary interest in he transaction under consideration, will be required to approve all matters involving interested parties. It is expected that additional independent director(s) will be added to the Board. Moreover, an independent stock transfer agent has been appointed to assure proper issuance of stock to shareholders.

At the current time, we have no provision to issue any additional securities to management, promoters or their respective affiliates or associates. At such time as the Board of Directors adopts an employee stock option or pension plan, any issuance would be in accordance with the terms thereof and proper approval. Although we have a very large amount of authorized but unissued common stock which may be issued without further shareholder approval or notice, we intend to reserve such stock for certain offerings contemplated for continued expansion, acquisitions and properly approved employee compensation at such time as such plan is adopted.

Committees of the Board of Directors

The Company will in the future establish an Audit Committee in accordance with
Section 3(a)(58)(A) of the Exchange Act that will be comprised of a majority of "independent" directors as defined under pertinent securities rules. The Company and YTB have, under the Shareholder Agreement described above, agreed that, at a mutually determined future date, respectively shall name one new director (each of whom will be independent as defined under pertinent securities standards), and a third independent director will jointly be chosen by the other two independent directors. Given the period time it is expected to take to complete the associated due diligence and selection process, including agreement on the third independent director agreed to be the other two, and given that the Company is not currently subject to the Sarbanes Oxley Act requiring at least an Audit Committee be comprised of a majority of independent directors, the Company and YTB have elected to defer such search until at least after consummation of the Merger.

Once put in place. the Audit Committee, among other things, will determine engagement of the independent certified public accountants and review the scope and effect of the audit engagement. Because the Company will constitute a "controlled company" as defined under the Sarbanes-Oxley Act, the Company is exempt from being required to create a Compensation Committee or other committee(s) comprised of a majority of independent directors.

Summary Executive Compensation

The following table summarizes the total compensation paid or to be paid by the Company and its subsidiaries for services rendered during 2002, 2003 and 2004 to the six most highly compensated executive officers and contract managers of the Company or its subsidiaries (collectively, the "Specified Executives"). All employees are paid a salary commensurate with their responsibility and position. Certain officers and contract managers are paid a bonus (see chart below) based on our net income and such employee's contribution thereto. The following table sets forth certain information regarding compensation for the fiscal year ended December 31, 2004, and the two prior years, earned by or paid to our current Chief Executive Officer, other executive officers and directors (collectively the "Directors and Officers") and Ori Klein, an independent contractor managers:


                             Fiscal       Salary/        Bonus/      Stock
Directors and Officers        Year    Consulting Fee   Commission  Options(1)(2)
----------------------       ------   --------------   ----------  -------------
  Michael Y. Brent(2)(3)      2004       $236,000            N/A     200,000
                              2003        221,000            N/A     200,000
                              2002        152,000         54,000     200,000
  Derek J. Brent (2)          2004        120,000            N/A     100,000
                              2003         46,000          5,000     100,000
                              2002         43,000          3,000     100,000
  Harold L. Kestenbaum(4)     2004          9,000            N/A      20,000
                              2003          9,000            N/A      20,000
                              2002         15,000            N/A      20,000

(1) Messrs. M. Brent, Kestenbaum and D. Brent, our current Directors, are not paid separately for such services, whether because the individual is an employee (in the case of Messrs. M. Brent and D. Brent) or Mr. Kestenbaum (whose monthly retainer, described in (3) below, includes Board participation). Directors' out-of-pocket expenses are reimbursed upon presentation of appropriate documentation.

(2) Under our Employee Stock Option Plan, 300,000 shares of common stock have been reserved for issuance and approximately 500,000 options have been granted to date to employees. Under such Plan, each employee is annually granted a minimum of 500 shares to a maximum of 10,000 shares (based upon tenure, position and job performance). Each option is exercisable over a 3-year period. So long as the employee continues in such capacity with us, options vest 1/3 annually on the anniversary of their original grant. The plan is administered by our Board of Directors acting as a Compensation Committee.

(3)      See "Agreement with our Chief Executive Officer" with regard to Michael
         Y. Brent's long-term compensation agreement with us.

(4) In the case of our franchise counsel, Mr. Kestenbaum is paid an annual retainer, payable in monthly installments, and does not participate in a bonus or commission arrangement.


Option/SAR Grants in Last Fiscal Year

The following table sets forth certain information with respect to stock options granted to the officers named in the Summary Compensation Table during the fiscal year ended December 31, 2004 (but not exercise):


                                         Individual Grants (1)
                                         ---------------------
                         Number of          % of Total
                        Securities        Options Granted   Exercise   Expir-
                        Underlying          Employees in     Price     ation
 Name                Options Granted        Fiscal Year     per Share   Date
--------            ------------------   ----------------   ---------- ------
Michael Brent          200,000                40%             $1.00     2006
Derek Brent            100,000                20%             $1.00     2006

(1) These options are exercisable for seven years.


Aggregated Option/SAR Exercises and Fiscal Year-End Options/SAR Value Table

The following information concerns the exercise of each stock option and/or free standing SAR during the last fiscal year by each of the named executive officers and the aggregate fiscal year-end value of unexercised options and SARs.


                                                  Number of
                                             Securities Underlying          Value of Unexercised
                                             Unexercised Options at         In-The-Money Options
                                                Fiscal Year End              at Fiscal Year End
Name             Exercise    Realized      Exercisable/Unexercisable      Exercisable/Unexercisable
---------        --------   ----------   ------------------------------   -------------------------
Michael Brent           -        -            - / 200,000                           $ - / -
Derek Brent             -        -            - / 100,000                           $ - / -




Pension Arrangements

The Company does not have a pension plan. It does have a Profit Sharing Plan, but no funding was made in 2003 and, to date, in 2004.

Directors' Compensation and Consulting Agreements

The directors of the Company are not compensated for their services as such. For information with respect to compensation paid by the Company and its subsidiaries, see the "Summary Executive Compensation Table" above.

Employment Agreement with Our Senior Officers

The Company has entered into long-term employment agreements with J. Lloyd Tomer (its Chairman), Michael Y. Brent (its CEO), Kim Sorensen (its President), Derek Brent (its Secretary) and J. Scott Tomer (its Treasurer), collectively the "Senior Executives." Such agreements commence as of January 1, 2005 and expire December 31, 2009 and subject each Senior Executive to confidentiality, non-raid and non-compete provisions. Each Senior Executive will be paid, so long as they continue to be employed by the Company, will be paid, directly or indirectly, a combination of (i) a base salary and (ii) options and/or warrants, determined by the Board acting as a Compensation Committee, based on the Company's financial performance. Each Senior Executive will continue to be subject to his confidentiality covenant and, for 3 years, his non-compete covenants. The estate of each Senior Executive also receives a death benefit in the amount of one year's salary.

Our counsel has advised us that we have a fiduciary responsibility for the safekeeping and use of all company assets. Management is accountable to each shareholder and required to exercise good faith and integrity with respect to our affairs. (For example, management cannot commingle our property of any other person, including that of any current or future member of management.) The SEC has stated that, to the extent any exculpatory or indemnification provision includes indemnification for liabilities arising under the Securities Act of 1933, it is the opinion of the SEC that this indemnification is contrary to public policy and, therefore, unenforceable. shareholders who believe that our management may have violated applicable law regarding fiduciary duties should consult with their own counsel as to their evaluation of the status of the law at that time.

According to federal and state statutes, shareholders in a corporation have the right to bring class action suites in federal court to enforce their rights under federal securities laws. shareholders who have management where the losses result from a violation of SEC rules. It should be noted, however, that it would be difficult to establish a basis for liability that we have not met these SEC standards. This is due to the broad discretion given the directors and officers of a corporation to act in our best interest.

See "Summary Executive Compensation" and "Certain Relationships and Related Transactions with Directors and Executive Officers."

Report of the Board of Directors Regarding Audit Issues

Dischino_& Associates has been selected as the Company's independent public accountants and auditors for 2004, commencing in March 2004. The Board of Directors has reviewed and discussed with management the Company's audited consolidated financial statements as of and for the year ended December 31, 2004. The Board of Directors has also discussed with Dischino & Associates the matters described in the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as promulgated by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Board of Directors has received and reviewed the written disclosures and the letter from Dischino & Associates described in Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Dischino & Associates their independence. Based on the reviews and discussions described herein, the Board of Directors will included the audited consolidated financial statements referred to above in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 to be filed with the Securities and Exchange Commission (as was done in conjunction with the Company's Annual report on Form 10-KSB for the year ended December 31, 2003 filed with the Securities and Exchange Commission).

Audit Fees

The aggregate fees billed in 2004 for professional services rendered for the audit of (1) our annual financial statements for the year ending December 31, 2003 and (2) the reviews of our financial statements included in all Forms 10-Q for 2004, were $17,500.

Financial Information Systems Design and Implementation Fees

The Company made no payments to Dischino & Asssociates in 2003 or 2004 for professional services relating to financial information systems design and implementation.

All Other Fees

The aggregate fees billed in 2004 for services rendered by Dischino & Associates, other than the services described in this Information Statement under the headings "Audit Fees" and "Financial Information Systems Design and Implementation Fees" above, were approximately $17,500. These fees relate primarily to tax consulting services. The Board of Directors considers the provision of these services to be compatible with maintaining the independence of Dischino & Associates.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that officers and directors, and persons who beneficially own more than 10 percent of a registered class of equity securities of the Company, file certain reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all
Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, or representations obtained from certain reporting persons, we believe that all filings applicable to the officers, directors and greater than 10 percent beneficial stockholders of the Company are current.


                                  OTHER MATTERS

Form 10-KSB/A

The Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 filed by the Company with the SEC, is being provided to you with this Information Statement. ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2003 AND/OR 2004 MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE SECRETARY OF THE COMPANY, 560 Sylvan Avenue, Englewood Cliffs, New Jersey 07630, TELEPHONE: (201) 567-8500.

No Other Business Known

The Company does not know of any other business that will be presented for consideration at the Special Meeting. However, if any other business should come before the Special Meeting, management of the Company will have discretion to act in accordance with its best judgment.


Proposals for 2006 Annual Meeting

Any shareholder wishing to submit a proposal for inclusion in the Information Statement for the Company's Annual Meeting in 2005 pursuant to the shareholder proposal rules of the SEC should submit the proposal in writing to Derek Brent, Secretary, YTB International, Inc., 560 Sylvan Avenue, Englewood Cliffs, New Jersey 07630. The Company must receive a proposal by March 31 2006 in order to consider it for inclusion in the Information Statement with respect to the 2005 annual meeting.

In addition, the Company's By-laws require that shareholders give advance notice and furnish certain information to the Company in order to bring a matter of business before an annual meeting or to nominate a person for election as a director. Any communication relating to those By-law provisions should be directed to Michael Y. Brent at the above address.


                                    EXHIBITS
A. QUESTIONS AND ANSWERS
B. AMENDED MERGER AND STOCK EXCHANGE AGREEMENT

C. NEW YORK CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORP-ORATION

D. DELAWARE CERTIFICATE OF INCORPORATION
E. DELAWARE CERTIFICATE OF OWNERSHIP AND MERGER
F. AMENDED DELAWARE CERTIFICATE OF INCORPATION

G1.ANNUAL REPORT ON FORM 10-K


G2.QUARTERLY FINANCIALS (UNAUDITED) FOR THE PERIOD ENDED JUNE 30,2005


G3.FINANCIAL STATEMENTS OF YOURTRAVELBIZ.COM, INC. FOR RELEVANT PERIOD.

H. LETTER OF TRANSMITTAL
I. 2004 STOCK OPTION PLAN


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                                                                      EXHIBIT A

                              QUESTIONS AND ANSWERS


This Information Statement is first being sent to stockholders on or about August 31, 2005. The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation and associated restructuring in Delaware. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.



Q: Why does the Company, following its New York Merger, want to change its state of incorporation from New York to Delaware?
A: The Company and the Board of Directors believe that reincorporation in Delaware would be in the best interests of the Company and its shareholders for a number of reasons, including the following:

     1. Reincorporation in Delaware will permit the Company to enjoy an added measure of predictability from the comprehensive, modern and flexible law of the pre-eminent state in the field of corporate governance;
     2 Reincorporation will permit the Company to update its organizational documents to reflect intervening changes in the law relating to how corporations can be governed; and
     3. Reincorporation in Delaware will better permit the Company to attract and retain high-quality, independent outside directors, many of whom may well have served as directors of Delaware corporations and may prefer uniformity in the law applied to how corporations are to be governed, including their obligations as directors.

Q: Why is the Company changing its corporate name to YTB International, Inc.?
A: With the amalgamation of the YTB representative marketing network more actively pursuing the franchise travel business, its booking business and its technology-based business through its three respective operating subsidiaries, your management believes the new name better represents the Company's future activities and reflects its greater growth potential.


Q: Why isn't the Company seeking proxies with regard to this Special Meeting of stockholders to ratify the merger, restructuring and reincorporation?
A: The Board of Directors has already approved and effected the restructuring and reincorporation plan, having received more than 72.9% approval from the Brent and Tomer Groups. Under the New York Business Corporation Law ("New York Law") as revised in 1998, our Articles of Incorporation and pertinent securities law standards, this transaction may be approved by a majority of the shares entitled to vote, in this case the outcome being a foregone conclusion and this Information Statement being provided as a matter of record.

Q:   What were the principal features of the reincorporation?
A: The Reincorporation was accomplished by a merger of REZconnect Technologies, Inc. ("REZT"), the Mew York Mere corporation, with and into our wholly-owned Delaware subsidiary, YTB International, Inc. The shares of REZconnect Technologies, Inc., trading as REZT, ceased to trade on the over-the-counter bulletin board market January 6, 2005 and, on that date, the shares of the Company began trading in their place as YTBL under a new CUSIP number. Any options and warrants to purchase common stock of the Company will also be exchanged for similar securities issued by the Company without adjustment as to the number of shares issuable or the total exercise price.

Q:  How does the Reincorporation affect my ownership of  the Company?
A: Not at all. You own the same amount of shares and the same class of the Company, whether or not you exchange the share certificate(s) you currently hold.

Q: How does the Reincorporation affect the owners, officers, directors and employees of the Company?
A: Our officers, directors and employees became the officers, directors and employees of the Company after the January 4, 2005 effective date of the Reincorporation.


Q: How does the Reincorporation affect the business of the Company?
A: The Company is continuing its business at the same locations and with the same, in fact the combined, assets following the New York Merger of YTB and the former REZT and, in turn, the New York Merged REZT ceased to exist on the effective date of the Reincorporation, January 4, 2005 specifically.

Q: How do I exchange certificates of REZT for certificates of the restructured Company?
A: Enclosed with this Information Statement is a letter of transmittal and instructions for surrendering certificates representing our shares. If you are a record stockholder, you should complete the letter of transmittal and send it with certificates representing your shares to the address set forth in the letter. Upon surrender of a certificate for cancellation with a duly executed letter of transmittal, the Company will issue a new certificate representing the number of the Company's whole shares as soon as practical after the effective date of the reincorporation.

Q: What happens if I do not surrender my certificates of the Company?
A: YOU ARE NOT REQUIRED TO SURRENDER CERTIFICATES REPRESENTING SHARES OF THE COMPANY TO RECEIVE SHARES OF THE COMPANY. All shares of the Company outstanding after the effective date of the Reincorporation continue to be valid. Until you receive exchange shares of the Company, you are entitled to receive notice of or vote at shareholder meetings or receive dividends or other distributions on the shares of the Company.

Q: What if I have lost my Company certificates?

A: If you have lost your certificates in the Company, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for con-version. Our transfer agent may be reached at:

     American Stock Transfer Company
     59 Maiden Lane
     New York, New York 10038
     Telephone: (800)  937-5449
     Facsimile:   (718) 849-1352

Q: Can I require the Company  to purchase my stock?
A: No. Under the New York Business Corporation Law, you are not entitled to appraisal and purchase of your stock as a result of the reincorporation.


Q: Who paid the costs of  Reincorporation?
A: The Company paid all of the costs of Reincorporation in Delaware, including distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation. The Company will pay the costs of the shareholders' exchange of their certificates for new certificates.

Q: Will I have to pay taxes on the new certificates?
A: We believe that the Reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of restructured Company that you had in REZT common stock. OF COURSE, EVERYONE'S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE REINCORPORATION.

                                                                      EXHIBIT B


                       MERGER AND STOCK EXCHANGE AGREEMENT



                               AMENDED MERGER AND
                            STOCK EXCHANGE AGREEMENT


         This AMENDED MERGER AND STOCK EXCHANGE AGREEMENT (this "Merger Agreement," hereafter the "Agreement") dated as of November 19, 2004 between REZCONNECT TECHNOLOGIES, INC., a New York corporation ("Buyer"), YOURTRAVELBLZ.COM, INC., an Illinois corporation (the "Company"), and all of the holders of the common stock of the Company identified on Exhibit A hereto (the "Stockholders").


                              W I T N E S S E T H:

         WHEREAS, the Stockholders own all of the issued and outstanding capital stock of the Company; and

         WHEREAS, the Stockholders desire to convey to Buyer and Buyer desires to receive from the Stockholders, upon the terms and subject to the conditions contained herein, all of such stock in a transaction intended to comply with
Section 368(a)(1)(B) of the Internal Revenue Code; and

         WHEREAS, the Board of Directors of Buyer has approved this Agreement and the transactions contemplated hereby.

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration had and received, the parties hereto, upon the terms and subject to the conditions contained herein, hereby agree as follows:


                                    ARTICLE I
                          EXCHANGE OF THE COMMON STOCK

         Section 1.1. Exchange of the Common Stock. Upon the terms and subject to the conditions contained herein, the Stockholders shall convey, set over, deliver, assign and transfer (or cause to be exchanged, conveyed, set over, delivered, assigned and transferred) to Buyer and Buyer shall acquire from the Stockholders, at the Closing (as defined in Section 3.1), a total of 12,800,000 shares of the Company's common stock, no par value per share ("Common Stock"), which represents one hundred percent (100%) of all the outstanding Common Stock of the Company. The number of shares of Common Stock to be conveyed to Buyer by each Stockholder is set forth in Exhibit A hereto.

         Section 1.2. No Obligation to Exchange in Event of Default. The obligations of the Stockholders under Section 1.1 hereof shall be several and not joint. If one or more of the Stockholders shall default on his or her obligation to convey, either at or before the Closing, any or all of the Common Stock he or she has hereby agreed to convey, Buyer shall not be obligated to consummate the acquisition of any of the Common Stock from the remaining

Stockholders, but if any one or more of the Stockholders shall so default, Buyer shall have the option to consummate the acquisition of the Common Stock from the remaining Stockholders.


                                   ARTICLE II
                             EXCHANGE CONSIDERATION

         Section 2.1. Exchange Consideration. In full consideration for the common stock to be conveyed, set over, delivered, assigned and transferred to Buyer pursuant to Section 1.1 hereof, and upon the terms and subject to the conditions contained herein, Buyer shall, in exchange for one hundred percent (100%) of the outstanding Common Stock, issue and deliver to the Stockholders for the following consideration: (i) 7,430,000 shares of Buyer's no par value common stock ("Buyer's Common Stock"), and (ii) 4,092,376 shares of Buyer's Series B Convertible Preferred Stock ("Preferred Stock"); all as set forth in more detail in Exhibit C (all consideration collectively referred to herein as the "Exchange Consideration"), such exchange will be at the time and in the manner provided for in Section 2.2 hereof. The pro rata portion of the Exchange Consideration that each Stockholder is entitled to receive is set forth in Exhibit A hereto.

         Section 2.2. Payment of Exchange Consideration. At the Closing, each of the Stockholders shall, upon the surrender to Buyer or an exchange agent selected by Buyer of the certificates for his or her Common Stock, receive certificates representing a pro rata portion of shares of Buyer's Common Stock and Preferred Stock.


                                   ARTICLE III
                                     CLOSING

         Section 3.1. Time and Place of Closing. The closing ("Closing") means the time at which the Stockholders consummate the exchange of the Common Stock owned by them to Buyer by delivery of the stock certificates referred to in
Section  3.2(a)  hereof and by  delivery of the other  documents  referred to in
Section 3.2 hereof, against delivery by Buyer of the Exchange Consideration and the documents referred to in Section 3.3 hereof, after the satisfaction (or a duly executed waiver thereof) of the conditions set forth in Articles VII, VIII and IX hereof. The Closing shall take place at the offices of Reed Smith LLP, One Riverfront Plaza, Newark, New Jersey 07102, at 10:00 a.m., New Jersey time, on December 2, 2004 or any other date mutually agreed upon in writing by the parties hereto.

         Section 3.2. The Stockholders' and the Company's Particular Closing Deliveries. At the Closing, in addition to any other documents specifically required to be delivered pursuant to this Agreement, the Stockholders or the Company, as the case may be, shall deliver to Buyer, in form and substance reasonably satisfactory to Buyer and its counsel:

         (a) certificates representing all the shares of Common Stock registered in the name of each Stockholder, fully endorsed by each Stockholder for transfer;

         (b) the certificate of the Company required by Section 8.8 hereof;

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


         (c) all consents required by Section 8.6 hereof; and

         Section 3.3. Buyer's Particular Closing Deliveries. At the Closing, in addition to any other documents specifically required to be delivered pursuant to this Agreement, Buyer shall deliver to or for the Stockholders, in form and substance satisfactory to the Stockholders and the Company's counsel:

         (a) the shares of Buyer's Common Stock set forth in Section 2.2 hereof;

         (b) the shares of Buyer's Preferred Stock set forth in Section 2.2 hereof;

         (c) the certificate required by Section 9.3 hereof;

         (d) certified copies of resolutions of the Board of Directors of Buyer approving this Agreement and the transactions contemplated hereby; and

         (e) the opinion of counsel for Buyer, Carl N. Duncan, Esq., dated the date of the Closing, as required by Section 9.4 hereof.


                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

         The Company represents and warrants to Buyer that:

         Section 4.1. Organization and Capitalization of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois, with an authorized capital consisting solely of 20,000,000 shares of Common Stock, no par value per share, of which 12,800,000 shares of Common Stock are issued and outstanding; all of such 12,800,000 issued and outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable; and there are no other equity securities of any class of the Company authorized, issued, reserved for issuance or outstanding. There are no outstanding options, warrants, agreements or rights to subscribe for or to purchase, or commitments to issue, shares of Common
Stock. The Stockholders are the record owners of all of the issued and outstanding shares of Common Stock as set forth on Exhibit A hereto. Except for 800,000 shares of common stock of the Buyer, the Company does not own, directly or indirectly, any outstanding capital stock or securities convertible into capital stock of any other corporation or any participating interest in any partnership, joint venture or other business enterprise.

         Section 4.2. Power and Authority; Authority for Agreement. The Company has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it has been and is now conducted and to enter into this Agreement and to perform the obligations to be performed by it hereunder and is duly qualified or licensed as a foreign corporation in good standing in each jurisdiction in which the character of its properties or the nature of its business activities require such qualification. This Agreement constitutes the valid binding obligation of the Company.

         Section 4.3. Articles of Incorporation and By-Laws of the Company. The copies of the Articles of Incorporation of the Company, certified by the Secretary of State of Illinois, and the By-Laws of the Company, certified by its Secretary, heretofore delivered by or on behalf of the Stockholders to Buyer, are true, complete and correct.

         Section 4.4 Subsidiaries. The Company, as currently constituted, has no subsidiaries.

         Section 4.5. No Violation to Result. Assuming fulfillment prior to the Closing of the conditions set forth Section 9.7 hereof, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby:

         (a) are not in violation or breach of, do not conflict with or constitute a default under, and will not accelerate or permit the acceleration of the performance required by, any of the terms of the charter documents or by-laws of the Company or any note, debt instrument, security agreement or mortgage, or any other material contract or agreement to which the Company is a party or by which the Company or any of its properties or assets are bound;

         (b) will not be an event which, after notice or lapse of time or both, will result in any such violation, breach, conflict, default or acceleration;

         (c) will not result in violation under any law, judgment, decree, order, rule, regulation or other legal requirement of any governmental authority, court or arbitration tribunal whether federal, state, provincial, municipal or local (within the U.S. or otherwise), at law or in equity, and applicable to the Company; and

         (d) will not result in the creation or imposition of any lien, possibility of lien, encumbrance, security agreement, equity, option, claim, charge, pledge or restriction in favor of any third person upon any of the properties or assets of the Company.

         Section 4.6. No Existing Defaults. Except as set forth in Exhibit 4.6 hereto, the Company is not in default:

         (a) under any of the terms of any material note, debt instrument, security agreement or mortgage or under any other commitment, contract, agreement, license, lease or other instrument, whether written or oral, to which it is a party or by which it or any of its properties or assets is bound;

         (b) under any law, judgment, decree, order, rule regulation or other legal requirement or any governmental authority, court or arbitration tribunal whether federal, state, provincial, municipal or local (within the U.S. or otherwise), at law or in equity, and applicable to it or to any of this properties or assets, which default would have a material adverse effect on the Company; or

         (c) in the payment of any of its material monetary obligations or debts. There exists no condition or event which, after notice or lapse of time or both, would constitute a material default in connection with any of the foregoing.

         Section 4.7. Financial Statements. The audited financial statements of the Company as of the comparative two year period ended December 31, 2002 and 2003 and the unaudited financial statements of the Company as of the end of and for the six month period ended June 30, 2004 (the "Financial Statements"), will, when delivered to Buyer after the date hereof, be complete and correct in all material respects, fairly present the financial position of the Company and the results of its operations as of the respective dates and for the periods indicated thereon and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except that they are subject to year-end adjustments. The Company does not have any material liability or obligation, fixed, contingent, known, unknown or otherwise, not reflected in the balance sheet to be included in the Financial Statements, except for liabilities or obligations incurred between July 1, 2004 and the date of this Agreement in the ordinary and usual course of business consistent with the representations and warranties set forth herein and that would not have been in conflict with Section 7.3. hereof if they had been incurred between the date hereof and the Closing.

         Section 4.8. No Adverse Changes. As of the date of this Agreement, except as disclosed in Exhibit 4.8 hereto and except as otherwise permitted herein:

         (a) the Company has not sustained any damage, destruction or loss, by reason of fire, explosion, earthquake, casualty, labor trouble, requisition or taking of property by any government or agency thereof, windstorm, embargo, riot, act of God or public enemy, flood, volcanic eruption, accident, other calamity or other similar or dissimilar event (whether or not covered by insurance) adversely affecting the business, properties, financial condition or operations of the Company;

         (b) there have been no changes in the condition (financial or otherwise), business, net worth, assets, properties, liabilities or obligations (fixed, contingent, known, unknown or otherwise) of the Company which in the aggregate would have a material adverse affect on the business, properties, financial condition or operations of the Company; and

         (c) the Directors and Officers of the Company have taken all necessary action to cause the Company to perform all of the acts specified in Sections 7.3(a) and (c) hereof and have refrained from performing any of the acts specified in Sections 7.3(b), (d) and (e) hereof.

         Solely for purposes of this Section 4.8, economic conditions prevailing generally in the United States of America shall not be deemed to be a "material adverse affect."

         Section 4.9. Full Disclosure; Absence of Material Changes. Since June 30, 2004, there has not been any material adverse change in the financial condition, results of operations or business of the Company taken as a whole. More specifically, the information furnished to Buyer by the Company or by any of its directors, officers, employees, agents or accountants pursuant to this Agreement (whether furnished prior to, at, or subsequent to the date hereof), the information contained in the Exhibits referred to in this Agreement, and the other information furnished to Buyer by the Company or by any of its directors, officers, employees, agents or accountants at any time prior to the Closing (pursuant to the request of Buyer or otherwise), does not and will not contain any untrue statement of a material fact and does not and will not omit to state any material fact necessary to make all such information not misleading.

         Section 4.10. Taxes. The Company has prepared (or caused to be prepared) and timely and properly filed (or caused to be timely and properly filed) with the appropriate federal, state, provincial, municipal or local authorities (within the U.S. or otherwise) all tax returns, information returns and other reports required to be filed including without limitation all tax returns and reports with respect to federal, state, local and foreign income taxes, estimated taxes, excise taxes, sales taxes, use taxes, fuel taxes, gross receipts taxes, franchise taxes, employment and payroll taxes and import duties, whether or not measured in whole or in part by net income ("Taxes"). Such tax returns and reports are materially complete and correct as filed. The Company has paid or accrued (or caused to be so paid or accrued) in full all Taxes, interest, penalties, assessments or deficiencies, if any, due to, or claimed to be due by, any taxing authority. The Company has not executed or filed with any taxing authority any agreement extending the period for assessment or collection of any Taxes. The Company is not a party to any pending action or proceeding nor to the best knowledge of its officers and directors is any such action or proceeding threatened by any governmental authority for the assessment or collection of Taxes. There are no liens for federal, state, local or foreign Taxes, and no claim for assessment or collection of Taxes has been asserted against the Company. To the directors', officers', Stockholders' and the Company's best knowledge, there are no tax audits currently in progress or incomplete.

         Section 4.11. Title to Assets. The Company has good and marketable title to all of its material properties and assets, free and clear of any material liens, encumbrances, security agreements, equities, options, claims, charges, pledges, restrictions, encroachments, defects in title and easements except for the matters set forth on Exhibit 4.11. At the Closing, the Company will have good and marketable title to such material properties and assets, free and clear of any material liens, encumbrances, security agreements, equities, options, claims, charges, pledges, restrictions, encroachments, defects in title and easements except for those shown in the Company's Financial Statements.

         Section 4.12. Machinery and Equipment. The Company owns or has adequate rights to all machinery and equipment currently used by the Company in the conduct of its business and, to the best knowledge of the Company, all such machinery and equipment is in good operating condition and free from any material defect, ordinary wear and tear excepted.

         Section 4.13. Litigation. Except as set forth in Exhibit 4.13 hereto, there is no litigation, suit, proceeding, action or claim, at law or in equity, pending or to the best knowledge of the Company threatened against or affecting the Company or involving any of its property or assets, before any court, agency, authority or arbitration tribunal, including, without limitation, any product liability, workers' compensation or wrongful dismissal claim(s), actions, suits or proceedings relating to toxic materials, hazardous substances, pollution or the environment. Except as set forth in such Exhibit 4.13 hereto, the Company is not subject to or in default with respect to any notice, order, writ, injunction or decree of any court, agency, authority or arbitration tribunal.

         Section 4.14. Compliance with Laws. To the best knowledge of the Company, the Company has complied with all laws, municipal by-laws, regulations, rules, orders, judgments, decrees and other requirements and policies imposed by governmental authority applicable to it, its properties or the operation of its business, except where failure of comply will not have a material adverse effect on the business, properties or financial condition of the Company as otherwise disclosed in Exhibit 4.14 hereto. Without limiting the generality of the foregoing, to the best knowledge of the Company, the Company is in material compliance with:

         (a) all material and applicable laws relating to the protection of human health and safety, including, without limitation, the Occupational Safety and Health Act of 1970, as amended, and all material and applicable regulations and standards issued thereunder by the Secretary of Labor or the Occupational Safety and Health Administrator or other governmental agency or authority acting at any time thereunder;

         (b) all material and applicable laws relating to protection of the environment, including, without limitation, the Resource Conservation and Recovery Act ("RCRA") and the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA")

         (c) all material and applicable laws administered by the Food and Drug Administration; and

         (d) all material and applicable laws relating to equal employment opportunity.

         The Company has not received any notice or citation for noncompliance with any of the foregoing and, to the best knowledge of the Company, there exists no condition, situation or circumstance, nor has there existed such a condition, situation or circumstance which, after notice or lapse of time, or both, would constitute noncompliance with regard to any of the foregoing.

         Section 4.15. Environmental Matters. The Company has not stored and is not storing any hazardous wastes, as defined by RCRA, for 90 days or more. Except as set forth in Exhibit 4.15:

         (a) the Company has not generated, stored, transported, recycled, disposed of or otherwise handled in any way any waste material or hazardous substance for itself or for any other person or entity, nor has any other person or entity stored, transported, recycled, disposed of or otherwise handled in any way any waste material or hazardous substances for the Company;

         (b) to the best knowledge of the Company, there are no locations where any waste material or hazardous substances from the operation of the Company has been stored, treated, recycled or disposed of;

         (c) the Company has not been required by any governmental authority to make any expenditure to achieve or maintain compliance with any environmental standard; and

         (d) the Company has no knowledge of any information indicating that any person, including any employee, may have impaired health or that the environment may have been damaged as the result of the operation of the business of either the Company or as the result of the release of
         Contaminants from the Premises. For these purposes, the term "Contaminants" includes any pollutant, waste materials, petroleum and petroleum products and hazardous substances, as defined by CERCLA.

         Section 4.16. Licenses, Permits and Approvals. Exhibit 4.16 hereto constitutes a true and complete list of all material licenses, permits, approvals, qualifications or the like, issued to the Company by any government or any governmental unit, agency, body or instrumentality, whether federal, state, provincial, municipal or local (within the U.S. or otherwise), and all such items are in full force and effect. No registration with, approval by, consent or clearance from or prenotification to any governmental agency is required in connection with the execution and performance of this Agreement by the Stockholders except as set forth on Exhibit 4.16.

         Section 4.17. True Copies. All documents furnished, or caused to be furnished to Buyer by the Company, are true and correct copies, and there are no amendments or modifications thereto except as set forth in such documents.

         Section 4.18.  Pre-Signing Conduct of Business.  Except as disclosed in
Exhibit 4.18 hereto and as contemplated by this Agreement, since June 30, 2004 the Company has operated only in the ordinary course of business except that the Company is in the process of locating a suitable space to relocate its offices. Solely for purposes of this Section 4.18, any aspect of the Company's operations that would have been in conflict with Section 7.3 hereof if it had occurred between the date hereof and the Closing shall be deemed by way of non-exclusive illustration not to be in the ordinary course of business.

         Section 4.19. Survival of Representations and Warranties of the Company and the Stockholders. The representations and warranties of the Company and the Stockholders made in Articles IV and V of this Agreement are correct, true and complete as of the date hereof and will be correct, true and complete as at the Closing with the same force and effect as though such representations and warranties had been made at the Closing, and shall not survive the Closing.

         Section 4.20.     Intellectual Property.

         (a) The Company (which, as presently constituted, has no subsidiaries) owns, or is licensed or otherwise possesses legally enforceable rights to use all patents, trademarks, trade names, service marks, copyrights and any applications therefor, technology, know-how, computer software programs or applications, and tangible or intangible proprietary information or materials that are used in the business of Company as currently conducted, except for any such failures to own, be licensed or possess that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect as defined in subsection (b) below.

         (b) Material Adverse Effect means, with respect to any party to this Agreement, such state of facts, event(s), change(s) or effect(s) that had, has or would reasonably be expected to have a material adverse effect on the assets, business, condition (financial or otherwise), results of operations, prospects or, customer, supplier or employee relations of such party taken as a whole.

          (c) Except as disclosed in the Company's Reports, or as is not reasonably likely to have a Material Adverse Effect:

         (i) the Company is not, nor will it be as a result of the execution and delivery of this Agreement or the performance of the Company's obligations hereunder, in violation of any licenses, sublicenses and other agreements as to which the Company is a party and pursuant to which it is authorized to use any third-party patents, trademarks, service marks and copyrights ("Company Third-Party Intellectual Property Rights");

(ii) no claims with respect to the patents, registered and material unregistered trademarks as well as service marks, registered copyrights, trade names, any applications therefor owned by the Company ("Company Intellectual Property Rights"), any trade secret material to the Company, or Company Third-Party Intellectual Property Rights to the extent arising out of any use, reproduction or distribution of such Company Third Party Intellectual Property Rights by or through the Company, are currently pending or, to the knowledge of the Company, are overtly threatened by any person;

(iii) the Company does not know of any valid grounds for any bona fide claims (A) to the effect that the manufacture, sale, licensing or use of any product as now used, sold or licensed or proposed for use, sale or license by the Company, infringes on any copyright, patent, trademark, service mark or trade secret of any third party other than the Company; (B) against the use by the Company, of any trademarks, trade names, trade secrets, copyrights, patents, technology, know-how or computer software programs and applications of any third party used in the business of the Company as currently conducted or as proposed to be conducted; (C) challenging the ownership, validity or effectiveness of any Company Intellectual Property Rights or other trade secret material to the Company; or (D) challenging the license or legally enforceable right to the use of the Company Third-Party Intellectual Rights by the Company; and

(iv) to the knowledge of the Company, all patents, registered trademarks and service marks as well as copyrights held by the Company are valid, enforceable and subsisting.

         Section 4.21. Company Due Diligence Investigation. The Company has conducted its own independent review and analysis of the business, operations, assets, liabilities, results of operations, financial condition, technology and prospects of Buyer and acknowledges that the Company has been provided access to the personnel, properties, premises and records of Buyer for such purpose. In entering into this Agreement, the Company has relied solely upon its own investigation and analysis and the representations and warranties contained herein, and the Company:

           (a) acknowledges that neither the Buyer nor any of its respective directors, officers, shareholders, employees, affiliates, controlling persons, agents, advisors or representatives makes or has made any representation or warranty, either express or implied, as to the accuracy of completeness of any of the information provided or made available to the Company or its directors, officers, employees, affiliates, controlling persons, agents or representatives; and

           (b) agrees, to the fullest extent permitted by law, that neither Buyer nor any of its directors, officers, employees, shareholders, affiliates, controlling persons, agents, advisors or representatives shall have any liability or responsibility whatsoever to the Buyer or its directors, officers, employees, affiliates, controlling persons, agents or representatives on any basis (including, without limitation, in contract or tort, under federal or state securities laws or otherwise) based upon any information provided or made available, or statements made, to the Company or its directors, officers, employees, affiliates, controlling persons, advisors, agents or representatives (or any omissions therefrom), except that the foregoing limitations shall not apply (i) to the extent the Buyer makes the specific representations and warranties set forth in this Agreement and (ii) in the case of fraud, willful misrepresentation or willful nondisclosure, but always subject to the limitations and restrictions contained herein.

         Section  4.22.  Material  Contracts  and  Agreements.   Other  than  as
disclosed on Exhibit 4.22, the Company is not a party to any material contracts or agreements.


                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES
                          OF THE STOCKHOLDERS GENERALLY

         Section 5.1. Authority for Agreement. Each of the Stockholders severally represents and warrants to Buyer that he/she has all requisite power and authority to enter into this Agreement and to perform the obligations to be performed by him/her hereunder and that this Agreement constitutes the valid and binding obligation of such Stockholder. By means of a Power of Attorney in the form attached hereto as Exhibit B ("Power of Attorney"), each of the Stockholders has duly and effectively appointed J. Lloyd Tomer, J. Scott Tomer and/or J. Kim Sorensen, and each of them (the "Representatives"), as his/her attorneys-in-fact with full power and authority to act in his or her place and stead with respect to all matters relating to this Agreement, both before and after the Closing. Buyer is entitled to rely conclusively upon the validity and binding effect of actions taken by either Representative under the foregoing Power of Attorney.

         Section 5.2. Title of Common Stock. Each Stockholder severally represents and warrants to Buyer that he/she is the owner, beneficially and of record, of all of the Common Stock set forth opposite such Stockholder's name in Exhibit A hereto, free and clear of all liens, encumbrances, security agreements, equities, options, claims, charges, pledges and restrictions and that he/she has the full power and unrestricted right to transfer the Common Stock to Buyer and, assuming the conditions set forth in Article VIII have been satisfied, has obtained all the consents and approvals of all persons (including, without limitation, courts and governmental authorities) necessary to effect such transfer. Upon delivery of the Common Stock to Buyer at the Closing as herein contemplated, Buyer shall have good and marketable title to all of the shares of Common Stock delivered by such Stockholder free and clear of all liens, encumbrances, security agreements, equities, options, claims, charges, pledges and restrictions.

         Section 5.3. Investment Representations. Each Stockholder understands that the shares of Buyer's Common Stock comprising the Exchange Consideration are being offered and sold pursuant to the exemption from registration contained in Section 4(2) the Securities Exchange Act of 1933, as amended (the "Act"), based in part upon their respective representations contained in this Agreement.

         (a) Economic Risk. Each Stockholder is in a position to bear the economic risk of this investment indefinitely unless the shares of the Buyer's Common Stock purchased are registered pursuant to the Act, or an exemption from registration is available, and the Buyer has no present intention of registering such shares. Each Stockholder also understands that, even if available, such exemption may not allow him/her to transfer all or any portion of said shares, if any, under the circumstances, in the amount or at the times he/she might propose. Each Stockholder understands that he/she has no registration rights with respect to the shares.

         (b) Acquisition for Own Account. Each Stockholder is acquiring the shares of Buyer's Common Stock for his/her own account for investment and not with a view toward distribution.

         (c) Ability to Protect His/Her Own Interests. Each Stockholder represents that by reason of his/her business or financial experience, or the business and financial experience of his/her management, he/she has the capacity to protect his/her own interests in connection with the transactions contemplated in this Agreement. No Stockholder is a corporation formed for the specific purpose of consummating this transaction.

         (d) Accredited Investor. Each Stockholder represents that he or she is an "accredited investor" as that term is defined in Regulation D promulgated under the Act.

         (e) Access to Information. Each Stockholder has been given access to all of both the Company's and Buyer's documents, records and other information, has received physical delivery of all those documents which he/she has requested, and has had adequate opportunity to ask questions of, and receive answers from, both the Company's and Buyer's officers, employees, agents, accountants and representatives concerning the Company's and Buyer's business, operations, financial condition, assets, liabilities and all other matters relevant to their investment in the shares of Buyer's Common Stock.

(f) Acknowledgment of Financial Condition of Buyer. Each Stockholder acknowledges that he/she has been informed and is aware of the financial condition of the Buyer as reflected in the audited Form10-KSB financial statements for the periods ended December 31, 2002 and December 31, 2003, respectively, as well as the unaudited financials for the six month period ended June 30, 2004, receipt of which financials are hereby acknowledged.

                                   ARTICLE VI
                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to the Company and its Stockholders that:

         Section 6.1. Organization and Capitalization of Buyer. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York with an authorized capital consisting solely of five million (5,000,000) shares of Preferred Stock; of which no shares are issued and outstanding as of the date hereof; and twenty million (20,000,000) shares of Common Stock, of which Eleven Million Forty Eight Thousand Eight Hundred Forty-five (11,048,845) shares of Common Stock are issued and outstanding as of the date hereof; all of such issued and outstanding shares of Buyer's Common Stock are duly authorized, validly issued, fully paid and nonassessable. Except as described on Exhibit 6.1 or as disclosed in the Buyer's Reports (as defined in Section 6.6), there are no other securities of any class of Buyer authorized, issued, reserved for issuance or outstanding. Except as described on Exhibit 6.1 or as disclosed in the Buyer's Reports (as defined in Section 6.6), there are no outstanding options, warrants, agreements or rights to subscribe for or to purchase, or commitments to issue, shares of Buyer's Common Stock or any other security of Buyer or any plan for any of the foregoing. Buyer has no subsidiaries and does not own, directly or indirectly, any outstanding capital stock or securities convertible into capital stock of any other corporation or any participating interest in any partnership, joint venture or other business enterprise. Buyer is not obligated to register the resale of any Buyer capital stock on behalf of any stockholder of Buyer under the Act.

         Section 6.2. Power and Authority. Buyer has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as proposed to be conducted and is duly qualified or licensed as a foreign corporation in good standing in each jurisdiction in which the character of its properties or the nature of its business activities require such qualification.

         Section 6.3. Certificate of Incorporation and By-Laws of Buyer. The copies of the Certificate of Incorporation of Buyer, certified by the Secretary of State of New York, and the By-laws of Buyer, certified by its Secretary, heretofore delivered by Buyer to the Stockholders, are true, complete and correct.

         Section 6.4. Authority for Agreement; Buyer's Common Stock, Preferred Stock and Options. The Board of Directors of Buyer has approved this Agreement and has authorized the execution and delivery hereof. Buyer has full power, authority and legal right to enter into this Agreement; and no approval of Buyer's stockholders is necessary for the consummation of the transactions contemplated hereby. The shares of Buyer's Common Stock and Preferred Stock and the Options constituting the Exchange Consideration, when issued in accordance with the terms of this Agreement will be duly authorized, validly issued, fully paid and non-assessable and the Preferred Stock shall have the rights and preferences expressed in Exhibit D.

         Section 6.5. No Violations to Result. Assuming fulfillment prior to the closing of the conditions set forth in Section 8.7 hereof and except as set forth in Exhibit 6.5, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby:

         (a) are not in violation or breach of, do not conflict with or constitute a default under, and will not accelerate or permit the acceleration of the performance required by, any of the terms of the charter documents or by-laws of Buyer or any note, debt instrument, security agreement or mortgage, or any other contract or agreement, written or oral, to which Buyer is a party or by which Buyer or any of its properties or assets are bound;

         (b) will not be an event which, after notice or lapse of time or both, will result in any such violation, breach, conflict, default or acceleration;

         (c) will not result in violation under any law, judgment, decree, order, rule, regulation or other legal requirement of any governmental authority, court or arbitration tribunal, whether federal, state, provincial, municipal or local (within the U.S. or otherwise), at law or in equity, and applicable to Buyer; and

         (d) will not result in the creation or imposition of any lien, possibility of lien, encumbrance, security agreement, equity, option, claim, charge, pledge or restriction in favor of any third person upon any of the properties or assets of Buyer.

         Section 6.6. Exchange Act Reports and Financial Statements. The Buyer has delivered to the Company (i) Buyer's Annual Report on Form 10-KSB for the fiscal years ended December 31, 2003, containing Buyer's balance sheet at December 31, 2002 and December 31, 2003 and statements of income, changes in shareholders' equity and cash flows of Buyer for the three fiscal years ended December 31, 2002 certified by Dischino & Associates, P.C., Fairfield, New Jersey, independent auditors and December 31, 2003 certified by Israeloff Trattner & Co., independent auditors, respectively; (ii) quarterly reports in Form 10-QSB for the three quarters ended March 31, June 30, and September 30, 2004, respectively; and (iii) all Current Reports on Form 8-K filed by Buyer since December 31, 2002 (collectively, the "Buyer's Reports"). All Buyer's Reports as of their respective dates (i) comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC thereunder, (ii) do not contain any untrue statement of a material fact and
(iii) do not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All such financial statements, including the related notes have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as indicated therein) and fairly present the financial condition, assets and liabilities of Buyer at the dates thereof and the results of operations and changes in shareholders' equity and cash flows of Buyer for the periods stated therein, subject, in the case of the interim financial statements, to normal and recurring year-end audit adjustments and except that the interim financial statements do not contain all of the notes required by generally accepted accounting principles. In addition, Buyer does not have any material liability or obligation, fixed, contingent, known, unknown or otherwise, not reflected in the balance sheet included in the Buyer's Reports, and all provisions, reserves and allowances provided for therein are adequate, except for liabilities or obligations incurred between July 1, 2004 and the date of this Agreement in the ordinary and usual course of business consistent with the representations and warranties set forth herein and that would not have been in conflict with
Section 7.3 hereof if they had been incurred between the date hereof and the Closing.

         Section 6.7. Full Disclosures; Absence of Material Changes. From the date hereof through the Closing, except as disclosed in Exhibit 6.7 hereto and except as otherwise permitted herein, Buyer has not sustained any damage, destruction or loss, by reason of fire, explosion, earthquake, casualty, labor trouble, requisition or taking of property by any government or agency thereof, windstorm, embargo, riot, act of God or the public enemy, flood, volcanic eruption, accident, other calamity or other similar or dissimilar event (whether or not covered by insurance) adversely affecting the business, properties, financial condition or operations of Buyer taken as a whole. The information furnished by Buyer, or by any of the directors, officers, employees, agents, accountants or representatives of Buyer to the Company and the Stockholders pursuant to this Agreement (whether furnished prior to, at or subsequent to the date hereof), the information contained in the Exhibits referred to in this
Agreement and the other information furnished to the Company and the Stockholders by Buyer, or by any of the directors, officers, employees, agents, accountants or representatives of Buyer at any time prior to the Closing (pursuant to the request of the Stockholders or otherwise), does not and will not contain any untrue statement of a material fact and does not and will not omit to state any material fact necessary to make all such information not misleading.

         Section 6.8. Taxes. Buyer has prepared (or caused to be prepared) and timely and properly filed (or caused to be timely and properly filed) with the appropriate federal, state, provincial, municipal or local authorities (within the U.S. or otherwise) all tax returns, information returns and other reports required to be filed. Such tax returns are substantially complete and correct as filed. Buyer has paid or accrued (or caused to be so paid or accrued) in full all Taxes, interest, penalties, assessments or deficiencies, if any, due to, or claimed to be due by, any taxing authority. The balance sheet included in the Buyer's Reports include appropriate provisions for all such Taxes, interest, penalties, assessments or deficiencies, if any, for the period indicated thereon to the extent not theretofore paid. The Buyer has not executed or filed with any taxing authority any agreement extending the period for assessment or collection of any Taxes. The Buyer is not a party to any pending action or proceeding, nor is any such action or proceeding threatened, by any governmental authority for the assessment or collection of Taxes. There are no liens for federal, state, local or foreign Taxes, and no claim for assessment or collection of Taxes has been asserted against Buyer. To Buyer's best knowledge, there are no tax audits currently in progress or not complete; the Buyer is not currently subject to an election under Section 341(f) of the Internal Revenue Code; the transaction contemplated by this Agreement will not obligate Buyer to make payments that are not deductible pursuant to Section 280(G) of the Internal Revenue Code; the Buyer has disclosed on its tax returns any positions that could give rise to a "substantial understatement" of Federal income tax pursuant to Section 6662 of the Internal Revenue Code; and the Buyer has never been a member of a group filing a consolidated federal income tax return.

         Section 6.9. Title to Assets. Buyer has good and marketable title to all of its material properties and assets, free and clear of any material liens, encumbrances, security agreements, equities, options, claims, charges, pledges, restrictions, encroachments, defects in title and easements except for the matters set forth on Exhibit 6.9 hereto. At the Closing, Buyer will have good and marketable title to such material properties and assets, free and clear of any material liens, encumbrances, security agreements, equities, options, claims, charges, pledges, restrictions, encroachments, defects in title and easements except for those shown on Exhibit 6.9 hereto.

         Section 6.10. Real Property. Buyer owns no real property. Buyer is a party to the leases listed on Exhibit 6.10.

         Section 6.11. Machinery and Equipment. Except as set forth on Exhibit 6.11, Buyer owns or has adequate rights to all machinery and equipment currently used by Buyer in the conduct of its business and to the best knowledge of Buyer, all such machinery and equipment is in good operating condition and free from any material defect, ordinary wear and tear excepted.

         Section 6.12. Brokers. Except for G-V Capital Corp., a registered NASD Member firm (the "Finder"), which will receive shares of Buyer's Common Stock as compensation for advice to the Buyer in this transaction, Buyer has not expressly or impliedly engaged any broker, finder or agent with respect to this Agreement or any transaction contemplated hereby. It is understood that the calculation of the Exchange Consideration will give effect to the issuance of Buyer Common Stock to the Finder.

         Section 6.13. Litigation. Except as set forth in Exhibit 6.13 hereto, there is no litigation, suit, proceeding, action or claim at law or in equity, pending or to Buyer's best knowledge threatened against or affecting Buyer or involving any of its property or assets, before any court, agency, authority or arbitration tribunal, including, without limitation, any product liability, workers' compensation or wrongful dismissal claims, or claims, actions, suits or proceedings relating to toxic materials, hazardous substances, pollution or the environment. Except as set forth in such Exhibit 6.13 hereto, Buyer is not subject to or in default with respect to any notice, order, writ, injunction or decree of any court, agency, authority or arbitration tribunal.

         Section 6.14. Compliance with Laws. To the best knowledge of Buyer, it has complied with all laws, municipal by-laws, regulations, rules, orders, judgments, decrees and other requirements and policies imposed by any governmental authority applicable to it, its properties or the operation of its business, except where the failure to comply will not have a material adverse effect on the business, properties, financial condition or earnings of Buyer and except as otherwise disclosed in Exhibit 6.14 hereto. Without limiting the generality of the foregoing, to the best knowledge of Buyer, it is in material compliance with:

         (a) all laws relating to the protection of human health and safety, including, without limitation, the Occupational Safety and Health Act of 1970, as amended, and all material and applicable regulations and standards issued thereunder by the Secretary of Labor or the Occupational Safety and Health Administrator or other governmental agency or authority acting at any time thereunder;

         (b) all material and applicable laws relating to protection of the environment, including, without limitation, RCRA and CERCLA;

         (c) all material and applicable laws administered by the Food and Drug Administration; and

         (d) all material and applicable laws relating to equal employment opportunity.

         Buyer has not received any notice or citation for noncompliance with any of the foregoing, and to the best knowledge of Buyer there exists no condition, situation or circumstance, nor has there existed such a condition, situation or circumstance which, after notice or lapse of time, or both, would constitute noncompliance with regard to any of the foregoing.

         Section 6.15. Environmental Matters. Buyer has not stored and is not storing any hazardous wastes, as defined by RCRA, for 90 days or more and except as set forth in Exhibit 6.15:

         (a) Buyer has not generated, stored, transported, recycled, disposed of or otherwise handled in any way any waste material or hazardous substance for itself or for any other person or entity, nor has any other person or entity stored, transported, recycled, disposed of or otherwise handled in any way any waste material or hazardous substances for Buyer;

         (b) to the best knowledge of Buyer, there are no locations where any waste material or hazardous substances from the operation of Buyer has been stored, treated, recycled or disposed of;

         (c) Buyer has not been required by any  governmental  authority to make
         any   expenditure   to  achieve  or   maintain   compliance   with  any
         environmental standard; and

         (d) Buyer has no knowledge of any information indicating that any person, including any employee, may have impaired health or that the environment may have been damaged as the result of the operation of the business of Buyer or as the result of the release of Contaminants from the Buyer Premises. For these purposes, the term "Contaminants" includes any pollutant, waste materials, petroleum and petroleum products and hazardous substances, as defined by CERCLA.

         Section 6.16. Licenses, Permits and Approvals. Exhibit 6.16 constitutes a true and complete list of all material licenses, permits, approvals, qualifications or the like, issued or to be issued to Buyer by any government or any governmental unit, agency, body or instrumentality, whether federal, state, provincial, municipal or local (within the U.S. or otherwise) necessary for the conduct of its trade or business, and all such items are in full force and effect. No registration with, approval by, consent or clearance from or prenotification to any governmental agency is required in connection with the execution and performance of this Agreement by Buyer except as set forth on
Exhibit 6.16.

         Section 6.17. True Copies. All documents furnished or caused to be furnished to the Company and the Stockholders by Buyer are true and correct copies, and there are no amendments or modifications thereto except as set forth in such documents.

         Section 6.18. Buyer's Common Stock. As and when required by the provisions of this Agreement and subject to the terms and conditions hereof, Buyer will reserve for issuance and issue shares of Buyer's Common Stock. The shares of Buyer's Common Stock to be issued in accordance with this Agreement will have been duly authorized and, upon such issuance, will be validly issued, fully paid and nonassessable.

         Section 6.19. Interest in the Company. Buyer does not own, directly or indirectly (within the meaning of ss.318 of the Internal Revenue Code of 1986, as amended), nor has it owned during the past 5 years, directly or indirectly (within the meaning of ss.318 of the Internal Revenue Code of 1986, as amended) any stock of the Company.

         Section 6.20. Disposition of the Company's Shares. Buyer has no plan or intention to sell or otherwise dispose of any of the assets of the Company acquired in the transactions contemplated by this Agreement, except for dispositions made in the normal and usual course of business. Buyer has no plan or intention to reacquire any of Buyer's Common Stock and Buyer has no plan or intention to sell or otherwise dispose of any of the Common Stock, or to liquidate or dissolve the Company.

         Section 6.21. Issuance of Stock. Buyer has no plan or present intention to cause or permit the Company to issue additional shares of its stock that would result in Buyer losing control of the Company within the meaning of section 368(c) of the Internal Revenue Code of 1986, as amended (the "Code").

         Section 6.22. Company's Historic Business. The Buyer intends to continue the Company's historic business.

         Section 6.23. Employee Benefit Plans. Buyer does not currently have in effect nor has Buyer had in effect since the filing of its original certificate of incorporation any employee retirement benefit plan including but not limited to any ERISA type plan.

         Section 6.24.  Reporting  Company  Status.  Buyer is  registered  under
Section 12(g) of the Securities Exchange Act of 1934, is required to file reports under Sections 13 and 15 under such Exchange Act with the Securities and Exchange Commission and has complied with all filing requirements required thereto.

         Section 6.25. Claims. Buyer has no knowledge of any pending or threatened claims against the Buyer.

         Section 6.26.     Intellectual Property.

         (a) Buyer (which, as presently constituted, has no subsidiaries) owns, or is licensed or otherwise possesses legally enforceable rights to use all patents, trademarks, trade names, service marks, copyrights and any applications therefor, technology, know-how, computer software programs or applications, and tangible or intangible proprietary information or materials that are used in the business of Buyer as currently conducted, except for any such failures to own, be licensed or possess that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect.

         (b) Except as disclosed in Buyer's Reports, or as is not reasonably likely to have a Material Adverse Effect (as that term is defined in Section 4.20(b):

         (i) Buyer is not, nor will it be as a result of the execution and delivery of this Agreement or the performance of Buyer's obligations hereunder, in violation of any licenses, sublicenses and other agreements as to which Buyer is a party and pursuant to it is authorized to use any third-party patents, trademarks, service marks and copyrights ("Buyer Third-Party Intellectual Property Rights");

         (ii) no claims with respect to the patents, registered and material unregistered trademarks as well as service marks, registered copyrights, trade names, any applications therefor owned by Buyer (the "Buyer Intellectual Property Rights"), any trade secret material to Buyer, or Buyer Third-Party Intellectual Property Rights to the extent arising out of any use, reproduction or distribution of such Buyer Third Party Intellectual Property Rights by or through Buyer, are currently pending or, to the knowledge of Buyer, are overtly threatened by any person;

         (iii) Buyer does not know of any valid grounds for any bona fide claims
         (A) to the effect that the manufacture, sale, licensing or use of any product as now used, sold or licensed or proposed for use, sale or license by Buyer, infringes on any copyright, patent, trademark, service mark or trade secret of any third party other than Buyer; (B) against the use by Buyer, of any trademarks, trade names, trade secrets, copyrights, patents, technology, know-how or computer software programs and applications of any third party used in the business of Buyer as currently conducted or as proposed to be conducted; (C) challenging the ownership, validity or effectiveness of any Buyer Intellectual Property Rights or other trade secret material to Buyer; or (D) challenging the license or legally enforceable right to the use of the Buyer Third-Party Intellectual Rights by Buyer; and

         (iv) to the knowledge of Buyer, all patents,  registered trademarks and
         service  marks  as  well  as  copyrights   held  by  Buyer  are  valid,
         enforceable and subsisting.

         Section 6.27. Buyer Due Diligence. Buyer has conducted its own independent review and analysis of the business, operations, assets, liabilities, results of operations, financial condition, technology and prospects of the Company and its affiliates and acknowledges that Buyer has been provided access to the personnel, properties, premises and records of the Company and its affiliates for such purpose. In entering into this Agreement, Buyer has relied solely upon its own investigation and analysis and the representations and warranties contained herein, and Buyer:

         (a) acknowledges that neither the Company nor any of its respective directors, officers, shareholders, employees, affiliates, controlling persons, agents, advisors or representatives makes or has made any representation or warranty, either express or implied, as to the accuracy of completeness of any of the information provided or made available to the Company or its directors, officers, employees, affiliates, controlling persons, agents or representatives; and

         (b) agrees, to the fullest extent permitted by law, that neither the Company nor any of its directors, officers, employees, shareholders, affiliates, controlling persons, agents, advisors or representatives shall have any liability or responsibility whatsoever to the Buyer or its directors, officers, employees, affiliates, controlling persons, agents or representatives on any basis (including, without limitation, in contract or tort, under federal or state securities laws or otherwise) based upon any information provided or made available, or statements made, to the Buyer or its directors, officers, employees, affiliates, controlling persons, advisors, agents or representatives (or any omissions therefrom), except that the foregoing limitations shall not apply (i) to the extent the Company makes the specific representations and warranties set forth in this Agreement and (ii) in the case of fraud, willful misrepresentation or willful nondisclosure, but always subject to the limitations and restrictions contained herein.

         Section 6.28. Current Report on Form 8-K; Section 14(f) Information. Except for information relating to the Company, the current report on Form 8-K to be prepared by Buyer and filed after the Closing with regard to this acquisition transaction and the information required by Section 14(f) of the Exchange Act will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. All documents which Buyer is responsible for filing with the SEC or any regulatory agency in connection with the acquisition will comply as to form in all material respects with the requirements of applicable law, and all of the information relating to Buyer in any document filed with the SEC or any other regulatory agency in connection with this Agreement or the transactions otherwise contemplated hereby shall be true and correct in all material respects.

         Section 6.29. No Existing Defaults. Except as set forth in Exhibit 6.29 hereto, the Buyer is not in default:

         (a) under any of the terms of any material note, debt instrument, security agreement or mortgage or under any other commitment, contract, agreement, license, lease or other instrument, whether written or oral, to which it is a party or by which it or any of its properties or assets is bound;

         (b) under any law, judgment, decree, order, rule regulation or other legal requirement or any governmental authority, court or arbitration tribunal whether federal, state, provincial, municipal or local (within the U.S. or otherwise), at law or in equity, and applicable to it or to any of this properties or assets, which default would have a material adverse effect on Buyer; or

         (c) in the payment of any of its material monetary obligations or debts. There exists no condition or event which, after notice or lapse of time or both, would constitute a material default in connection with any of the foregoing

         Section  6.30.  Material  Contracts  and  Agreements.   Other  than  as
disclosed on Exhibit 6.30, Buyer is not a party to any material contracts or agreements.

         Section 6.31. Survival of Representations and Warranties of Buyer. The representations and warranties of Buyer made in this Agreement are correct, true and complete as of the date hereof and will be correct, true and complete as at the Closing with the same force and effect as though such representations and warranties had been made at the Closing, and shall survive the Closing for a period of 12 months.


                                   ARTICLE VII
                            CONDUCT AND TRANSACTIONS
                           PRIOR TO AND AFTER CLOSING

         Section 7.1. Access to Property and Records of Buyer. Buyer shall afford to the Company and the Stockholders and their authorized representatives free and full access to all of its assets, property, books and records, in order to afford the Company and the Stockholders as full an opportunity of review, examination and investigation as they shall desire to make, and the Company and the Stockholders shall be permitted to make extracts from, or take copies of, such books, records (including the stock record and minute books) or other documentation or to obtain temporary possession of any thereof as may be reasonably necessary; and the Buyer shall furnish or cause to be furnished such reasonable financial and operating data and other information about its business, properties and assets which the Company and the Stockholders or their authorized representatives may request.

         Section 7.2. Interim Covenants of the Buyer. From the date of this Agreement until the Closing, except to the extent expressly permitted by or disclosed in this Agreement or otherwise consented to by an instrument in writing signed by the Company and the Stockholders, Buyer shall take all necessary action so that:

         (a) Buyer shall keep its business and organization intact;

         (b) Buyer shall not make any change in its constituent documents, i.e., Certificate of Incorporation or by-laws except to increase the number of authorized common shares and as otherwise contemplated by this Agreement;

         (c) Buyer shall not form any subsidiary nor shall it issue, grant, sell, redeemed combined, change or purchase any shares, notes or other securities or make any commitments to do so;

         (d) Buyer shall not effect any subdivision of its outstanding capital stock purchase or redeem any capital stock, or declare, make or pay any dividend, distribution or payment in respect of its capital stock other than as contemplated by this Agreement;

         (e) Buyer shall not issue any Buyer's Common Stock or Preferred Stock except for Buyer's Common Stock to be issued upon exercise of currently outstanding options and warrants.

         (f) Buyer shall not grant or issue any options, warrants or other rights to acquire any of its securities, whether by conversion or otherwise, or make any commitment to do so other than as contemplated in this Agreement;

         (g) Buyer shall keep the Company appraised of its operations and any developments thereto;

         (h) Buyer agrees not to solicit or negotiate any offers with respect to the purchase of substantially all its assets or a merger or similar transaction prior to the termination of this Agreement;

         (i) Buyer will not voluntarily go into bankruptcy and will object to and resist any involuntary petition brought against the Buyer; and

         (i) Buyer will timely and diligently perform any and all acts necessary to convene a meeting for the shareholders' approval necessary for this transaction.

         Section 7.3. Interim Covenants of the Company. From the date of this Agreement until the Closing, except to the extent expressly permitted by or disclosed in this Agreement or otherwise consented to by an instrument in writing signed by Buyer, the Company shall take all necessary action so that:

         (a) the Company shall keep its business and organization intact and shall not take or permit to be taken or do or suffer to be done anything other than in the ordinary course of its business as the same is presently being conducted, and shall use its best efforts to keep available the services of its directors, officers, employees and agents and to maintain the good will and reputation associated with its business;

         (b) the Company shall not make any change in its constituent documents, i.e., Certificate of Incorporation or by-laws, without the prior written consent of the Buyer;

         (c) the Company shall exercise its best efforts to maintain all of its properties and assets, tangible or intangible, in good operating condition and repair, and take all steps necessary to keep its operations functioning properly it being understood that the Company is presently relocating its headquarters facility;

         (d) the Company shall not purchase, sell, lease or dispose of or make any contract for the purchase, sale, lease or disposition of or subject to lien or security interest any properties or assets other than in the ordinary and usual course of its business consistent with the representations and warranties of the Company and the Stockholders contained herein and not in breach of any of the provisions of this
         Article VII, in each case for a consideration at least equal to the fair value of such property or asset; and

         (e) the  Company  shall  not  enter  into any  contract,  agreement  or commitment, including, without limiting the generality of the foregoing, any contracts, agreement or commitment other than in the ordinary course of its business.

         Section 7.4. Public Announcements. Neither Buyer, the Company nor any Stockholder shall make any press release or other public announcements with respect to this Agreement or the transactions contemplated hereby without the prior approval of the contraparty, which approval shall not be unreasonably withheld; provided, however, that if failure to make such announcement would be a violation of federal or state securities laws and the consents are not practicably available on a timely basis, such a press release or public announcement can be made without the consent of the other parties. For purposes of the preceding sentence, each Stockholder hereby designates the Company as its representative to give consent to a proposed press release.

         Section 7.5. Compliance with Code Section 368(a)(1)(B). Each Stockholder, the Company and Buyer hereby acknowledge that the parties hereto intend that the transactions contemplated by this Agreement will qualify as a "reorganization" as described in section 368(a)(1)(B) of the Code. Each Stockholder, the Company and Buyer hereby agree to use their reasonable efforts to take all actions necessary or appropriate to ensure that the transactions undertaken pursuant to this Agreement will qualify as a "reorganization" as described in section 368(a)(1)(B) of the Code. In addition, each Stockholder, the Company and Buyer hereby agree to refrain from taking any actions that are known by such party to be, or that clearly are, inconsistent with such qualification. The obligations of the parties under the preceding sentence shall include, without limitation, the obligation to refrain from (i) taking any position on any federal, state, or local income tax return that is inconsistent with the transactions undertaken pursuant to this Agreement qualifying as a "reorganization" as described in section 368(a)(1)(B) of the Code; (ii) taking, for a period of two (2) years from the Closing Date, any of the actions described in Sections 6.21 through 6.23 hereof; (iii) in the case of the Buyer, providing any consideration with respect to the Shares other than as expressly provided for herein; and (iv) in the case of each Stockholder, within two (2) years of Closing, without the consent of each of the other Stockholders, disposing of more than forty percent (40%) of the Buyer's Common Stock received by such Stockholder pursuant to this Agreement. Each Stockholder hereby agrees to provide to each other Stockholder written notice of any disposition, within two (2) years of Closing, of any Buyer's Common Stock.

         Section 7.6. Special Stockholder Meeting. No later than 30 days after the Closing, Buyer shall file with the Securities and Exchange Commission ("SEC") an Information Statement for a meeting of Buyer's stockholders. The Information Statement shall propose:

         (i) increasing the Buyer's authorized capital stock to 50 million shares;

         (ii) reincorporating the Buyer into Delaware; and

         (iii)  changing  the  name  of the  Buyer  to YTB  International,  Inc.
               ("YTBI").

         Buyer and the Company shall use their best efforts to ensure that the Information Statement is cleared for mailing and that the special meeting is held at the earliest practicable date.

         Section 7.7. Series B Convertible Preferred Stock. Buyer shall promptly file with the New York Department of State an Amendment to its Certificate of Incorporation in proper form, to designate the rights and preferences of the Series B Preferred Stock, in accordance with the provisions specified in Exhibit D.

         Section 7.8 Second Schedule 14F Statement. As contemplated by the Stockholders' Agreement (as defined in Section 9.11), there will be a second
Schedule 14F Statement filed with the SEC and mailed to the shareholders of the Buyer within sixty (60) days of the Closing unless such date is extended by mutual agreement of the parties.


                                  ARTICLE VIII
                   CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS

         Each of the agreements of Buyer to be performed by it at the Closing pursuant to this Agreement shall be subject to the fulfillment of each of the following conditions, any one or more of which may be waived, in whole or in part, in writing, by Buyer.

         Section 8.1. Stockholders' Approval. Stockholders owning at least 100% of Company's Common Stock shall have executed this Agreement.

         Section 8.2. Authority. All action required to be taken by, or on the part of, the Company and the Stockholders to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly taken.

         Section 8.3. Representations and Warranties of the Stockholders to Be True. Each of the representations and warranties of the Company and the Stockholders set forth in Article IV hereof shall be true and correct in all material respects both on the date hereof and on the date of the Closing as if made at that time, except insofar as changes shall have occurred after the date hereof which are permitted by Section 7.3 of this Agreement.

         Section 8.4. No Material Adverse Change. Since the date hereof, there shall have been no material adverse change in the business of the Company or any material loss to the business by fire or other casualty whether or not covered by insurance.

         Section 8.5. No Litigation. No material suit, action or other proceeding against the Buyer, the Company or their officers or directors or stockholders shall be pending or threatened before any court or governmental agency seeking to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby and in which in the judgment of Buyer makes the consummation of the transactions contemplated by this Agreement inadvisable.

         Section 8.6. Consents Obtained. All necessary governmental and third party consents or approvals to the transactions contemplated hereby shall have been obtained.

         Section 8.7. Legal Review. All legal matters in connection with this Agreement and the transactions contemplated hereby, and the form and substance of all legal proceedings and of all papers, instruments and documents used or delivered hereunder or incidental hereto, shall be reasonably satisfactory to Buyer, and at its request, to Carl N. Duncan, Esq., counsel for Buyer.

         Section 8.8. Certificate of the Company. At the Closing, the Company shall have delivered to Buyer a certificate signed by an authorized officer, dated the date of the Closing, to the effect that to the best of its knowledge and belief, after due inquiry, the conditions specified in Section 8.6 have been fulfilled.

         Section 8.9. Derek Brent. Buyer shall issue to Derek Brent 900,000 shares of Buyer's Common Stock.


                                   ARTICLE IX
              CONDITIONS PRECEDENT TO THE STOCKHOLDERS' OBLIGATIONS

         Each of the agreements of the Company and the Stockholders to be performed by it or each of them at the Closing pursuant to this Agreement shall be subject to the fulfillment of each of the following conditions, any one or more of which may be waived, in whole or in part, in writing, by the Stockholders as appropriate:

         Section 9.1. Representations and Warranties of Buyer to Be True. The representations and warranties of Buyer set forth in Article VI hereof shall be true and correct both on the date hereof and on the date of the Closing as if made at that time, except insofar as changes shall have occurred after the date hereof which are permitted by Section 7.2 of this Agreement.

         Section 9.2. Authority. All action required to be taken by, or on the part of, Buyer to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly taken by the Board of Directors and Shareholders of Buyer.

         Section 9.3. Officers' Certificate of Buyer. At the Closing, Buyer shall have delivered to the Company and the Stockholders a certificate signed by the Buyer's Chairman of the Board dated the date of the Closing, to the effect that to the best of the knowledge and belief of such officers, after due inquiry, the conditions specified in Sections 9.1 and 9.2 with respect to Buyer have been fulfilled.

         Section 9.4. Opinion of Buyer's Counsel. The Company and the Stockholders shall have received from Carl N. Duncan, Esq., counsel for Buyer, his opinion, dated the date of Closing, in form and substance satisfactory to them and their counsel, to the effect set forth in Exhibit 9.4 hereto.

         Section 9.5. The Buyer Has Complied with Covenants. The Buyer shall have performed and complied in all material respects with all agreements, undertakings and obligations which are required to be performed or complied with by it at or prior to the Closing.

         Section 9.6. No Litigation. No material suit, action or other proceeding against the Buyer, the Company or their officers or directors or stockholders shall be pending or threatened before any court or governmental agency seeking to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby and in which in the judgment of Buyer makes the consummation of the transactions contemplated by this Agreement inadvisable.

         Section  9.7.  Consents  Obtained.   All  necessary   governmental  and
third-party consents or approvals to the transaction contemplated hereby shall have been obtained.

         Section 9.8. Legal Review. All legal matters in connection with this Agreement and the transactions contemplated hereby, and the form and substance of all legal proceedings and of all papers, instruments and documents used or delivered hereunder or incidental hereto, shall be reasonably satisfactory to the Stockholders and, at their request, to counsel for the Company.

         Section 9.9. D&O Policy. Directors and Officers' insurance coverage shall be obtained at both the parent and the subsidiary levels, effective on the date of Closing unless both Buyer and the Company agree as to a different date.

         Section 9.10. Employment Agreements; Option Agreements. Michael Brent's employment agreement with Buyer shall be replaced, effective on Closing, by a substitute employment agreement that will be put in place with Mr. Brent, Derek Brent, J. Scott Tomer and J. Kim Sorensen. The terms and conditions of each employment agreement, including the compensation provisions, shall be mutually agreed to by the respective individual and the Buyer. All employment agreements will be with the Buyer. The Buyer at closing will issue options to purchase the respective amounts of Buyer's Common Stock (the "Matching Options") to Messrs.
J. Lloyd Tomer (100,000), J. Scott Tomer (135,000), J. Kim Sorensen (135,000) and Andrew Cauthen (100,000). These Matching Options will be issued under the Buyer's 1999 Stock Option Plan, be fully vested on the date of issuance and have the same exercise prices and expiration dates as the options held by Mr. Brent and certain other employees.

         Section 9.11.Stockholders' Agreement; Resultant Corporate Structure. Effective at Closing, a stockholders' agreement with respect to the Buyer's outstanding stock (the "Stockholder Agreement") shall have been executed by and between the Tomer Group (as such term is defined therein) and the Brent Group (as such term is defined therein). Effective at Closing, the Company (YourTravelBiz.com, Inc.) will become a 100% owned subsidiary of Buyer; and Buyer will have created two new 100% owned subsidiaries REZconnect Technology, Inc. and YTB Travel Network, Inc. The respective certificates of incorporation of the subsidiaries shall contain provisions which (limit the Board of Directors to five (5) members and permit the Tomer Group (in the case of the Company) and the Brent Group (in the case of the RezConnect Technology, Inc. subsidiary) to elect three (3) members to the applicable board of directors and also provide that the applicable certificate of incorporation of such subsidiary cannot be amended without the consent of the Tomer Group (in the case of the Company) and the Brent Group (in the case of the RezConnect Technology, Inc. subsidiary).

         Section 9.12. Buyer's Board of Directors; Schedule 14F Statement. The Buyer's board of directors shall have been initially expanded to six (6) members in accordance with the provisions of the Stockholders' Agreement and the three
(3) board members designated by the Tomer Group shall have been appointed by the incumbent board. At least ten (10) days before the Closing, the disclosure required by Section 14(f) of the Exchange Act shall have been filed with the SEC and mailed to Buyer's stockholders. The parties acknowledge that following the Closing there will be a second Schedule 14F Statement filed with the SEC and mailed to the Buyer's stockholders in connection with the expansion of the Buyer's Board of Directors to nine (9) members.

         Section 9.13. Tax Opinion. Reed, Smith LLP shall prepare a tax opinion, the tax status of this exchange of stock pursuant to Section 368 of the Internal Revenue Code.

         Section 9.14. Lockup Agreements. Effective not later than Closing, Finder shall enter into a twelve (12) month period Lockup Agreement with regard to Buyer's shares paid to the Finder as compensation.

         Section 9.15.Assignment Agreement between YTB Travel & Cruises, Inc. and YTB Travel Network Subsidiary. Effective at Closing, YTB Travel & Cruises, Inc. ("Assignor") will have entered into an Assignment and Assumption Agreement with the newly created YTB Travel Network, Inc. subsidiary assigning to such subsidiary (i) all of Assignor's rights and obligations under Assignor's contracts with all of its Referring Travel Agents; and (ii) all right, title and interest in and to Assignor's ARC Number.

         Section 9.16. Series B Convertible Preferred Stock. The Certificate of Amendment for designating the rights and preferences of the Preferred Stock shall have been filed with, and accepted by, the New York Department of State.


                                    ARTICLE X
                     FURTHER ASSURANCES OF THE STOCKHOLDERS

         Section 10.1. Satisfaction of Conditions of the Stockholders. The Stockholders shall not voluntarily undertake any course of action inconsistent with the satisfaction of the requirements or conditions applicable to them set forth in this Agreement, and the Stockholders shall promptly do all such acts and take all such measures as may be appropriate to enable them to perform as early as is reasonably practicable the obligations herein provided to be performed by them. The Stockholders shall use their reasonable efforts to cause the Closing to occur as contemplated herein at the earliest practicable date.

                                   ARTICLE XI
                        AMENDMENT, WAIVER AND TERMINATION

         Section 11.1. Amendment. This Agreement may be amended at any time in a writing which refers to and incorporates by reference this Agreement and is executed by all the parties hereto.

         Section 11.2. Waiver. Either the Stockholders or Buyer may waive or modify in writing compliance by the other with any of the covenants and conditions contained in this Agreement (except such as may be imposed by law) to the extent such party believes such action not to be materially adverse to its interest.

         Section 11.3. Termination. This Agreement may be terminated at any time on or prior to the Closing Date:

         (a) By the mutual consent of Buyer, the Company and the Stockholders;

         (b) By Buyer, if any of the Company's representations or warranties contained in or made pursuant to this Agreement was not true and complete in all material respects when made or if Seller or the Stockholders fails to perform or comply in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by Seller or the Stockholders or if any of the conditions set forth in Article VIII have not been satisfied as of the Closing Date; and

         (c) By the Company or the Stockholders, if any of Buyer's representations or warranties contained in or made pursuant to this Agreement was not true and complete in all material respects when made or if Buyer fails to perform or comply in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by Buyer or if any of the conditions set forth in
         Article IX have not been satisfied as of the Closing Date. In the event of termination of this Agreement pursuant to Article IX hereof, notice shall promptly be given by the terminating party to the other party to this Agreement.


                                   ARTICLE XII
                                  MISCELLANEOUS

         Section 12.1. Arbitration. Any controversy, claim, or dispute between the parties, directly or indirectly, concerning this Agreement or the breach hereof, or the subject matter hereof, including questions concerning the scope and applicability of this arbitration clause, shall be finally settled by arbitration in New York City, New York pursuant to the rules then applying of the American Arbitration Association. The arbitrators shall consist of one representative selected by Buyer, one representative selected by the Company and one representative selected by the first two arbitrators. The parties agree to expedite the arbitration proceeding in every way, so that the arbitration proceeding shall be commenced within thirty (30) days after request therefore is made, and shall continue thereafter, without interruption, and that the decision of the arbitrators shall be handed down within thirty (30) days after the hearings in the arbitration proceedings are closed. The arbitrators shall have the right and authority to assess the cost of the arbitration proceedings and to determine how their decision or determination as to each issue or matter in dispute may be implemented or enforced. The decision in writing of any two of the arbitrators shall be binding and conclusive on all of the parties to this Agreement. Should either Buyer or the Company fail to appoint an arbitrator as required by this Section 12.1 within thirty (30) days after receiving written notice from the other party to do so, the arbitrator appointed by the other party shall act for all of the parties and his decision in writing shall be binding and conclusive on all of the parties to this Agreement. Any decision or award of the arbitrators shall be final and conclusive on the parties to this Agreement; judgment upon such decision or award may be entered in any competent Federal or state court located in the United States of America; and the application may be made to such court for confirmation of such decision or award for any order of enforcement and for any other legal remedies that may be necessary to effectuate such decision or award.

         Section 12.2.     Indemnification of Company Directors and Officers.

         (a) From and after the Closing, Buyer shall indemnify, defend and hold any person any person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Closing, an officer or director (the "Indemnified Party") of the Company against all losses, claims, damages, liabilities, costs and expenses (including reasonable attorney's fees and expenses), judgments, fines, losses, and amounts paid in settlement in connection with any actual or threatened action, suit, claim, proceeding or investigation (each a "Claim") to the extent that any such Claim is based on, or arises out of, (i) the fact that such person is or was a director or officer of the Company or is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (ii) this Agreement, or any of the transactions contemplated hereby, in each case to the extent that any such Claim pertains to any matter or fact arising, existing, or occurring prior to or at the Closing, regardless of whether such Claim is asserted or claimed prior to, at or after the Closing, to the full extent permitted under the Illinois Business Corporation Act of 1983 ("BCA"), or the Company's Articles of Incorporation, By-laws or indemnification agreements in effect at the date hereof, including provisions relating to advancement of expenses incurred in the defense of any action or suit. Without limiting the foregoing, in the event any Indemnified
         Party becomes involved in any capacity in any Claim, then from and after the Closing, Buyer and/or its consolidated successor, shall periodically advance to such Indemnified Party its legal and other expenses (including the cost of any investigation and preparation incurred in connection therewith), subject to the provision by such Indemnified Party of a written affirmation in accordance with Illinois BCA.

         (b) The parties agree that all rights to indemnification and all limitations of liability existing in favor of the Indemnified Party as provided in the Company's Articles of Incorporation and By-laws as in effect as of the date hereof shall survive the Closing and shall continue in full force and effect, without any amendment thereto, for a period of two years from the Closing of the reorganization to the extent such rights are consistent with Illinois BCA; provided that, in the event any Claim or Claims are asserted or made within such two year period, all rights to indemnification in respect of any such Claim or Claims shall continue until disposition of any and all such Claims; provided further, that any determination required to be made with respect to whether an Indemnified Party's conduct complies with the standards set forth under Illinois BCA, the Company's Articles of Incorporation or By-laws, as the case may be, shall be made by independent legal counsel in accordance with Illinois BCA and the indemnification agreements and; provided further, that nothing in this
         Section 12.2 shall impair any rights or obligations of any present or former directors or officers of the Company.

         (c) In the event Buyer or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any person, then, and in each such case, to the extent necessary to effectuate the purposes of this Section 12.2, proper provision shall be made so that the successors and assigns of Buyer assume the obligations set forth in this Section 12.2, and none of the actions described in clauses (i) or (ii) shall be taken until such provision is made.

         (d) Buyer shall maintain the Company's existing officers' and directors' liability insurance policy ("D&O Insurance") for a period of not less than six years after the Closing of the reorganization; provided, that Buyer may substitute therefor policies of substantially similar coverage and amounts containing terms no less advantageous to such former directors and officers; provided, further, if the existing D&O Insurance expires or is cancelled during such period, Buyer will use its best efforts to obtain substantially similar D&O Insurance.

         Section 12.3. Successors, Assigns and Third Parties. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; provided, however, that, except as otherwise expressly provided herein, none of the parties hereto may make any assignment of this Agreement or any interest herein without the prior written consent of the other parties hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         Section 12.4. Governing Law. This Agreement shall in all respects be interpreted, construed and governed by and in accordance with the internal substantive laws of the State of New Jersey, disregarding principles of conflict of laws and the like.

         Section 12.5. Severability. Each Section, subsection and lesser section of this Agreement constitutes a separate and distinct undertaking, covenant and/or provision hereof. In the event that any provision of this Agreement shall finally be determined to be unlawful, such provision shall be deemed severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect.

         Section  12.6.  Certain  Words.  Words  such  as  "herein,"   "hereof,"
"hereby," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular Section or subsection of this Agreement.

         Section 12.7. Notices. Except as otherwise expressly provided herein, any notice, consent or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been given when received, and shall be addressed as follows:

         (a) If to Buyer:

                  REZconnect Technologies, Inc.
                  560 Sylvan Avenue
                  Englewood Cliffs, New Jersey 07632
                  Attention:  Michael Brent , President

                  with a copy to:

                  Carl N. Duncan, Esq.
                  5718 Tanglewood Drive
                  Bethesda, Maryland 20817

          (b) If to the Company or the Stockholders:

                  Yourtravelbiz.com, Inc.
                  200 West Third Street -Suite 600
                  Alton, Illinois 62002
                  Attn: Lloyd or Scott Tomer or Kim Sorensen

                  With a copy to:

                  Gerard S. DiFiore, Esq.
                  Reed Smith LLP
                  One Riverfront Plaza -- 1st Floor
                  Newark, New Jersey 07102


or at such other address or addresses as the party addressed may from time to time designate in writing. Any communication dispatched by telegram or telex shall be confirmed by letter.

         Section 12.8. Expenses. Each party hereto shall pay its own legal, accounting and other costs and expenses incurred in connection herewith and the transactions contemplated hereby.

         Section 12.9. Confidentiality. All information disclosed heretofore or hereafter by Buyer or the Company and the Stockholders to the other in connection with this Agreement shall be kept confidential by such other, and shall not be used otherwise than by such other in connection with this Agreement, except to the extent it was known when received or as it is or hereafter becomes lawfully obtainable from other sources, or to the extent such duty as to confidentiality and non-use is waived, in writing or except as may be required by court order or any governmental agency. Such obligation as to confidentiality and non-use shall survive any termination of this Agreement. In the event of termination of this Agreement, Buyer and the Stockholders shall use all reasonable efforts to return upon request to the other (or destroy) all documents (and reproductions thereof) received from the other (and, in the case of reproductions, all such reproductions made by the receiving party) that include information not within the exception contained in the first sentence of this Section 12.9.

         Section 12.10. Headings. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

         Section 12.11. Amendments to Structure of Transaction. If the transaction as contemplated by this Agreement poses undue tax burdens, creates a materially and adverse affect on the financial statements of the Buyer or Company or is necessitated in order to comply with federal or state securities laws, the parties hereto will diligently and timely use their best efforts to restructure the transaction in a mutually agreeable manner, provided however any party requiring any change must state the terms of the proposed restructuring and give notice to the other parties to this Agreement in writing prior to November 30, 2004 and provided further if the parties do not agree on the proposed restructuring of this Agreement, any party to this Agreement following a thirty day right to cure period may terminate this Agreement by notice to the other parties on or before December 15, 2004 and no party shall have any liability to any other party for such termination.

         Section 12.12. Counterparts or Facsimiles. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute the same agreement and this Agreement may be executed by facsimile signatures which shall be valid and binding.

                                  [* * * * * *]

         IN WITNESS WHEREOF, the parties hereto have caused their signatures to be affixed to this Agreement as of the date first above written.

                             REZCONNECT TECHNOLOGIES, INC.


                             By: ____________________________________
                                  Name: Michael Y. Brent
                                  Title:   Chairman and Chief Executive Officer

                             YOURTRAVELBIZ.COM, INC.


                             By: ____________________________________
                                  Name: J. Lloyd Tomer
                                  Title:   Chairman and Chief Executive Officer

Stockholders' Signature Pages to the Amended Merger and Stock Exchange Agreement
dated    November   19,   2004   between    REZconnect    Technologies,    Inc.,
YourTravelBiz.com, Inc. and the Stockholders of YourTravelBiz.com, Inc.

                                  STOCKHOLDERS




---------------------------------------   --------------------------------------
     J. Kim Sorensen, Individually          J. Scott Tomer, Individually

GREAT RIVER ENTERPRISES LP


By:   ---------------------------------   --------------------------------------
     J.Lloyd Tomer,its General Partner     Sandra P.  Pippens,Individually
                                          (By J.Lloyd Tomer,as Attorney-in-Fact)
SERENITY ENTERPRISES LP


By:   ---------------------------------   --------------------------------------
   Peggy Stillwelt, its General Partner      John Simmons, Individually
(By J. Lloyd Tomer, as Attorney-in-Fact)  (By J.Lloyd Tomer,as Attorney-in-Fact)


---------------------------------------   --------------------------------------
   Wayne Simmons, Individually              Glenn Green, Individually
(By J. Lloyd Tomer, as Attorney-in-Fact)  (By J.Lloyd Tomer,as Attorney-in-Fact)


---------------------------------------   --------------------------------------
   Thayer Lindauer, Individually            Ronald Head, Individually
(By J. Lloyd Tomer, as Attorney-in-Fact)  (By J.Lloyd Tomer,as Attorney-in-Fact)


---------------------------------------   --------------------------------------
   Edward Maguire, Individually             Robert W. Simpson, Individually
(By J. Lloyd Tomer, as Attorney-in-Fact)  (By J.Lloyd Tomer,as Attorney-in-Fact)


---------------------------------------   --------------------------------------
   Camaron Corr, Individually               Kimberly Coppersmith, Individually
(By J. Lloyd Tomer, as Attorney-in-Fact)  (By J.Lloyd Tomer,as Attorney-in-Fact)

                                  Exhibit 4.18

                               Pre-Signing Conduct

         Company has advised the Buyer that its office location at 200 West Third Street, Suite 600, Alton, Illinois 62002 has been sold, and it is seeking a replacement lease for its operations.

                                   Exhibit 9.7
                                    Consents
                               ARC Number Transfer

                               AMENDED MERGER AND
                            STOCK EXCHANGE AGREEMENT

                                TABLE OF CONTENTS

         (This Table of Contents is not a part of this Agreement and is attached only for convenience of reference.)


                            ARTICLE I
                  EXCHANGE OF THE COMMON STOCK

Section 1.1         Exchange of the Common Stock                                        1
Section 1.2         No Obligation to Exchange in Event of Default                       1

                           ARTICLE II
                     EXCHANGE CONSIDERATIONS

Section 2.1         Exchange Consideration                                              2
Section 2.2         Payment of Exchange Consideration                                   2

                           ARTICLE III
                             CLOSING

Section 3.1         Time and Place of Closing                                           2
Section 3.2         The Stockholders' and the Company's Particular Closing Deliveries   2
Section 3.3         Buyer's Particular Closing Deliveries                               3

                           ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF
                           THE COMPANY

Section 4.1         Organization and Capitalization of the Company                      3
Section 4.2         Power and Authority; Authority for Agreement                        3
Section 4.3         Articles of Incorporation and By-Laws of the Company                4
Section 4.4         Subsidiaries                                                        4
Section 4.5         No Violation to Result                                              4
Section 4.6         No Existing Defaults                                                4
Section 4.7         Financial Statements                                                5
Section 4.8         No Adverse Changes                                                  5
Section 4.9         Full Disclosure; Absence of Material Changes                        5
Section 4.10        Taxes                                                               6


                                       -i-


Section 4.11        Title to Assets                                                     6
Section 4.12        Machinery and Equipment                                             6
Section 4.13        Litigation                                                          6
Section 4.14        Compliance with Laws                                                7
Section 4.15        Environmental Matters                                               7
Section 4.16        Licenses, Permits and Approvals                                     8
Section 4.17        True Copies                                                         8
Section 4.18        Pre-Signing Conduct of Business                                     8
Section 4.19        Survival of Representations and Warranties of the Company and the
                    Stockholders                                                        8
Section 4.20.       Intellectual Property                                               8
Section 4.21.       Company Due Diligence Investigation                                 9
Section 4.22        Material Contracts and Agreements                                  10

                            ARTICLE V
                     REPRESENTATIONS AND WARRANTIES OF
                     STOCKHOLDERS GENERALLY

Section 5.1         Authority for Agreement                                            10
Section 5.2         Title of Common Stock                                              10
Section 5.3         Investment Representations                                         11

                           ARTICLE VI
                       REPRESENTATIONS AND WARRANTIES OF BUYER

Section 6.1         Organization and Capitalization of Buyer                           12
Section 6.2         Power and Authority                                                12
Section 6.3         Certificate of Incorporation and By-Laws of Buyer                  12
Section 6.4         Authority for Agreement; Buyer's Common Stock, Preferred Stock
                    and Options                                                        12
Section 6.5         No Violation to Result                                             13
Section 6.6         Exchange Act Reports and Financial Statements                      13
Section 6.7         Full Disclosure; Absence of Material Changes                       14
Section 6.8         Taxes                                                              14
Section 6.9         Title to Assets                                                    14
Section 6.10        Real Property                                                      15
Section 6.11        Machinery and Equipment                                            15
Section 6.12        Brokers                                                            15
Section 6.13        Litigation                                                         15
Section 6.14        Compliance with Laws                                               15
Section 6.15        Environmental Matters                                              16
Section 6.16        Licenses, Permits and Approvals                                    16
Section 6.17        True Copies                                                        16
Section 6.18        Buyer's Common Stock                                               17
Section 6.19        Interest in the Company                                            17
Section 6.20        Disposition of the Company's Shares                                17
Section 6.21        Issuance of Stock                                                  17


                                       -ii-


Section 6.22        Company's Historic Business                                        17
Section 6.23        Employee Benefit Plans                                             17
Section 6.24        Reporting Company Status                                           17
Section 6.25        Claims                                                             17
Section 6.26        Intellectual Property                                              17
Section 6.27        Buyer Due Diligence                                                18
Section 6.28        Current Report on Form 8-K; Section 14(f) Information              19
Section 6.29        No Existing Defaults                                               19
Section 6.30        Material Contracts and Agreements                                  20
Section 6.31        Survival of Representations and Warranties of Buyer                20

                           ARTICLE VII
                    CONDUCT AND TRANSACTIONS
                   PRIOR TO AND AFTER CLOSING

Section 7.1         Access to Properties and Records of Buyer                          20
Section 7.2         Interim Covenants of the Buyer                                     20
Section 7.3         Interim Covenants of the Company                                   21
Section 7.4         Public Announcements                                               22
Section 7.5         Compliance with Code Section 368(a)(1)(B)                          22
Section 7.6         Special Stockholder Meeting                                        22
Section 7.7         Series B Convertible Preferred Stock                               23
Section 7.8         Second Schedule 14F Statement                                      23

                          ARTICLE VIII
                      CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS

Section 8.1         Stockholders' Approval                                             23
Section 8.2         Authority                                                          23
Section 8.3         Representations and Warranties of the Stockholders to be True      23
Section 8.4         No Material Adverse Change                                         23
Section 8.5         No Litigation                                                      23
Section 8.6         Consents Obtained                                                  24
Section 8.7         Legal Review                                                       24
Section 8.8         Certificate of the Company                                         24
Section 8.9         Derek Brent                                                        24


                           ARTICLE IX
                       CONDITIONS PRECEDENT TO THE STOCKHOLDERS' OBLIGATIONS

Section 9.1         Representations and Warranties of Buyer to be True                 24
Section 9.2         Authority                                                          24
Section 9.3         Officers' Certificate of Buyer                                     24
Section 9.4         Opinion of Buyer's Counsel                                         24
Section 9.5         The Buyer Has Complied with Covenants                              25


                                       -iii-


Section 9.6         No Litigation                                                      25
Section 9.7         Consents Obtained                                                  25
Section 9.8         Legal Review                                                       25
Section 9.9         D & O Policy                                                       25
Section 9.10        Employment Agreements; Option Agreements                           25
Section 9.11        Stockholders' Agreements; Resultant Corporate Structure            25
Section 9.12        Buyer's Board of Directors; Schedule 14F Disclosures               26
Section 9.13        Tax Opinion                                                        26
Section 9.14        Lockup Agreements                                                  26
Section 9.15        Assignment  Agreement  between YTB Travel & Cruises,  Inc. and
                    YTB Travel  Network                                                26
                    Subsidiary
Section 9.16        Series B Convertible Preferred Stock                               26


                            ARTICLE X
                         FURTHER ASSURANCES OF THE STOCKHOLDERS

Section 10.1        Satisfaction of Conditions of the Stockholders                     26


                           ARTICLE XI
                           AMENDMENT, WAIVER AND TERMINATION

Section 11.1        Amendment                                                          27
Section 11.2        Waiver                                                             27
Section 11.3        Termination                                                        27

                           ARTICLE XII
                          MISCELLANEOUS

Section 12.1        Arbitration                                                        27
Section 12.2        Indemnification of Company Directors and Officers                  28
Section 12.3        Successors, Assigns and Third Parties                              29
Section 12.4        Governing Law                                                      29
Section 12.5        Severability                                                       29
Section 12.6        Certain Words                                                      30
Section 12.7        Notices                                                            30
Section 12.8        Expenses                                                           30
Section 12.9        Confidentiality                                                    30
Section 12.10       Headings                                                           31
Section 12.11       Amendments to Structure of Transaction                             31
Section 12.12       Counterparts or Facsimiles                                         31


                                LIST OF EXHIBITS

      Exhibit A                List of Stockholders
      Exhibit B                Power of Attorney
      Exhibit C                Estimate of Exchange Consideration
      Exhibit D                Rights and Preferences of Preferred Stock
      Exhibit 4.6              No Existing Defaults
      Exhibit 4.8              No Adverse Changes
      Exhibit 4.11             Title to Assets
      Exhibit 4.13             Litigation
      Exhibit 4.14             Compliance with Laws
      Exhibit 4.15             Environmental Matters
      Exhibit 4.16             Licenses, Permits and Approvals
      Exhibit 4.18             Pre-signing Conduct of Business
      Exhibit 4.22             Material Contracts and Agreements
      Exhibit 6.1              Organization and Capitalization of Buyer
      Exhibit 6.5              No Violations to Result
      Exhibit 6.7              Full Disclosures; Absence of Material Changes
      Exhibit 6.9              Title to Assets
      Exhibit 6.10             Real Property
      Exhibit 6.11             Machinery and Equipment
      Exhibit 6.13             Litigation
      Exhibit 6.14             Compliance with Laws
      Exhibit 6.15             Environmental Matters
      Exhibit 6.16             Licenses, Permits and Approvals
      Exhibit 6.29             No Existing Defaults
      Exhibit 6.30             Material Contracts and Agreements
      Exhibit 9.4              Opinion of Buyer's Counsel

------------------------------------------------------------------------------


                               AMENDED MERGER AND
                            STOCK EXCHANGE AGREEMENT

                                   dated as of
                                November 19, 2004

                                      among

                          REZCONNECT TECHNOLOGIES, INC.

                                       and

                             YOURTRAVELBIZ.COM, INC.

                                       and

                               THE STOCKHOLDERS OF
                             YOURTRAVELBIZ.COM, INC.

------------------------------------------------------------------------------

                                    EXHIBIT A


                               SHARES OF COMPANY COMMON       PERCENTAGE OF
                                                                  BUYER
                                                              COMMON STOCK
      STOCKHOLDERS                  COMMON STOCK             TO BE RECEIVED
      ------------                  ------------             --------------
J. Kim Sorensen                       2,400,000                  18.75%
J. Scott Tomer                        2,400,000                  18.75%
Great River Enterprises, LP#1         6,800,000                  53.13%
Sandra J. Pippins                       120,000                    .94%
Serenity Enterprises LP#1               120,000                    .94%
John and Jayne Simmons                  125,000                    .98%
Glenn Green                             200,000                   1.56%
Thayer C. Lindauer                      200,000                   1.56%
Ronald Head                             200,000                   1.56%
Edward Maguire                          100,000                    .78%
Robert W. Simpson                        50,000                    .39%
Camaron Corr                             50,000                    .39%
Kimberlly Coppersmith                    35,000                    .27%

         TOTAL                       12,800,000                    100%

Prior to the Closing, the Company shall supply the Buyer with detailed instruction as to how the Exchange Consideration is to be issued and distributed amongst the Stockholders.


                                   EXHIBIT C

                       Details of Exchange Consideration

11,351,845              Shares outstanding as of November 1, 2004
                        Less Adjustments
                        ----------------
(1,000,000)             Less Shares Being Cancelled Held by YTB
(   303,000)            Shares Issued Contingently for Services Returned to Treasury
------------
10,048,845              Plus Adjustments
                        ----------------
            900,000     Shares to Derek Brent
            500,000     Shares to G-V Capital Corp
             73,530     Shares to Glen Green
          1,473,530

11,522,375              Total Adjusted Shares outstanding before Merger
==========



Number of New Shares to be Issued to the Stockholders: 11,522,376
                                                       ----------

                                         Consisting of: 7,430,000
                                                        Common Shares of Buyer; and
                                                        4,092,376
                                                        Preferred Shares (Series B)




                                    EXHIBIT D

                      Series B Convertible Preferred Stock
                             Rights and Preferences

              [EXHIBIT D TO AMENDED AND RESTATED MERGER AGREEMENT]


                            CERTIFICATE OF AMENDMENT

                                       TO

                          CERTIFICATE OF INCORPORATION

                                       OF



                          REZCONNECT TECHNOLOGIES, INC.
                            (a New York corporation)



        (Under Section 805 of New York Business Corporation Law ("BCL"))

         Pursuant to the provisions of Section 805 of the BCL, the undersigned, Michael Brent, being the President and Secretary of Rezconnect Technologies, Inc., a corporation organized and existing under the BCL of the State of New York (the "Corporation"), DOES HEREBY CERTIFY THAT:


         FIRST: The name of the Corporation is Rezconnect Technologies, Inc. The name under which the Corporation was formed was Playorena Inc.

         SECOND: The Certificate of Incorporation of the Corporation was filed with the Department of the State of the State of New York on December 4, 1981, and Certificates of Amendment were filed with such Department on the following dates: May 4, 1984; December 21, 1984; March 20, 1987; January 8, 1990; January 10, 1990; January 25, 1999; and September 28, 1999; August 18, 2000; and
September 10, 2001.

         THIRD: The Certificate of Incorporation is hereby amended by the addition of the following provisions setting forth the number, designation, preferences and the relative, participating, optional or other rights and the qualifications, limitations or restrictions thereof relating to the Series B Convertible Preferred Stock (as defined below) as fixed by the Board of Directors of the Corporation, and in accordance with the provisions of Sections 501 and 502 of the BCL of the State of New York.

         FOURTH: Pursuant to authority expressly granted and vested in the Board of Directors of the Corporation by the provisions of its Certificate of Incorporation, as amended, said Board of Directors duly adopted upon unanimous written consent the following resolution:

         RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by Section 502 of the BCL and in accordance with the provisions of its Certificate of Incorporation, a class of preferred stock of the Corporation to be known as Series B Convertible Preferred Stock is hereby created and provided for and the Board of Directors hereby fixes, states and expresses the terms, designations, relative rights, preferences and limitations of such class in addition to those set forth in said Certificate of Incorporation, as amended, to be in their entirety as follows:

         1. Designation of Series of Preferred Stock. Of the 5,000,000 undesignated shares of the Corporation's authorized Preferred Stock, 4,092,376 shares shall be designated and known as "Series B Convertible Preferred Stock," par value $.001 per share (the "Series B Preferred Stock").

         2. Issuance; Rank. The issuance price of the Series B Preferred Stock shall be $1.45 per share (the "Original Purchase Price"). The Series B Preferred Stock shall rank senior to the Common Stock and any other capital stock of the Corporation ranking junior to the Series B Preferred Stock as to dividends and upon liquidation, dissolution or winding up. The date on which a share of Series B Preferred Stock was issued shall hereinafter be referred to as the "Original Issue Date" for such share.

         3. Dividends.

            3.1 No dividends  shall be declared or paid upon the Common Stock or other securities ranking junior to the Series B Preferred Stock unless equivalent dividends, on an as converted basis, are declared and paid concurrently on the Series B Preferred Stock.

         4. Liquidation, Dissolution or Winding Up.

            4.1 In the event of any liquidation, dissolution or winding up of the Corporation (a "Liquidation Event"), the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings (the "Corporate Assets") shall be distributed as follows:

               4.1.1 First, before any distribution of assets shall be made to the holders of, Common Stock, the holder of each share of Series B Preferred Stock then outstanding shall be entitled to be paid out of the Corporate Assets an amount per share equal to the Original Purchase Price (subject to an Adjustment) plus all dividends, accrued but unpaid, on such share up to the date of distribution of the assets of the Corporation (the "Liquidation Preference"). If upon the occurrence of a Liquidation Event, the Corporate Assets shall be insufficient to pay the holders of shares of Series B Preferred Stock the Liquidation Preference, the holders of shares of Series B Preferred Stock and any class or series of stock, ranking on liquidation on a parity with the shares of Series B Preferred Stock, shall share ratably in the distribution of the entire remaining Corporate Assets in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

               4.1.2 Second, after distribution of the Liquidation Preference, the remaining Corporate Assets shall be distributed among the holders of Common Stock and the Series B Preferred Stock on a pro rata basis.

            4.2 For purposes of this Section 4, the term Liquidation Event shall be deemed to include (i) a statutory merger or consolidation of the Corporation into or with any other corporation, or a statutory merger or consolidation of any other corporation into or with the Corporation; (ii) a sale, transfer, exchange or lease of all or any part of the assets of the Corporation; and (iii) a purchase or redemption of all or a substantial part of the outstanding shares of any class or classes of capital stock of the Corporation.

            4.3 Written notice of such Liquidation Event, stating a payment date, the liquidation amount and the place where said liquidation amount shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than twenty (20) days prior to the payment date stated therein, to the holders of record of the Series B Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation.

        5. Voting.

            5.1 Each holder of outstanding shares of Series B Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series B Preferred Stock held of record by such holder are convertible (as adjusted from time to time pursuant to Section 6 hereof) at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law and by the provisions of Section 5.2 below, the holders of shares of Series B Preferred Stock shall vote together with the holders of Common Stock as a single class.

            5.2 So long as any of the shares of Series B Preferred Stock are outstanding, the Corporation or, as applicable, any subsidiary shall not, without first obtaining the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting, as the case may be, separately as a class:

               5.2.1 merge with or into or consolidate with any other corporation or enter into any other similar transaction or series of related transactions after which the holders of the Corporation's voting securities immediately prior to such transaction or transactions own less than fifty (50%) percent of the voting power of the surviving entity in the transaction, or all or substantially all of the assets of the Corporation or any of its subsidiaries are sold;

               5.2.2 effectuate a liquidation, dissolution or winding up of the Corporation or any of its subsidiaries;

               5.2.3 amend, alter or repeal any provision of the Certificate of Incorporation, the By-laws of the Corporation, in a manner that changes or modifies the rights, preferences, or privileges of the Series B Preferred Stock;

               5.2.4 authorize any other class or series of stock having parity with, or senior to, the Series B Preferred Stock;

               5.2.5 increase the authorized number of shares of the Series B Preferred Stock;

               5.2.6 redeem or repurchase shares of the Corporation's capital stock;

               5.2.7 effectuate a reclassification or recapitalization of' the outstanding capital stock of the Corporation;

               5.2.8 effect any sale, transfer, assignment, license or sublicense of any patent, copyright, trademark, trade name, software or other intellectual property that is used or developed by the Corporation or any subsidiary and is material to the conduct of its business;

               5.2.9 permit any subsidiary to issue or sell, or obligate itself to issue or sell, except to the Corporation or any wholly-owned subsidiary, any stock or other equity securities of such subsidiary;

               5.2.10 take any action which would result in taxation of the holders of Series B Preferred Stock under Section 305 of the Internal Revenue Code of 1986 (or any comparable provision of the Internal Revenue Code as hereafter from time to time as amended);

               5.2.11 create, form, incorporate or organize a subsidiary of the Corporation;

               5.2.12 make any change in the size or composition of the Board of Directors of the Corporation except in accordance with the provisions of that certain Amended Merger and Stock Exchange Agreement dated as of November 19, 2004 by and among the Corporation, YourTravelBiz.com, Inc. ("YTB") and the stockholders of YTB (the "Merger Agreement"); and the Stockholders' Agreement referenced in the Merger Agreement; or

               5.2.13 effect any offering of the securities of the Corporation or any of its subsidiaries.

         6. Optional Conversion. The holders of shares of Series B Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

            6.1 Right to Convert. Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Purchase Price plus the amount of any unpaid dividends on such Series B Preferred Stock by the Conversion Price (as defined below) in effect at the time of conversion. The conversion price at which shares of Common Stock shall be deliverable upon conversion of Series B Preferred Stock without payment of additional consideration by the holder thereof (the "Conversion Price") shall initially be the Original Purchase Price.

Such initial Conversion Price, and the rate at which shares of Series B Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

               Upon a Liquidation Event of the Corporation, the Conversion Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of shares of Series B Preferred Stock.

            6.2 Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the shares of Series B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price. Whether or not a holder would otherwise be entitled to a fractional share shall be determined on the basis of the total number of shares of Series B Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

            6.3 Mechanics of Conversion.

               6.3.1 In order for a holder to convert shares of Series B Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series B Preferred Stock at the office of the transfer agent for such shares (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series B Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or her or its attorney-in-fact duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date (the "Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of shares of Series B Preferred Stock, or to his or her or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. Other than as set forth in Section 7 below, if the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, as amended (the "Securities Act"), the conversion may, at the option of any holder tendering shares of Series B Preferred Stock for conversion, be conditioned upon the closing of the sale of securities pursuant to such offering in which event the person entitled to receive the Common Stock issuable upon such conversion of the shares of Series B Preferred Stock shall not be deemed to have converted such shares of Series B Preferred Stock until immediately prior to the closing of such sale of securities.

               6.3.2 The Corporation shall, at all times when the Series B Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the shares of Series B Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock. Before taking any action that would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock, the Corporation will take any corporate action that may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock, in addition to such other remedies as shall be available to the holder of such shares of Series B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

               6.3.3 All shares of Series B Preferred Stock that shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and dividends or to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor. Any shares of Series B Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to eliminate the authorized Series B Preferred Stock or reduce the authorized number thereof as may be appropriate accordingly.

         6.4     Adjustments to Conversion Price for Diluting Issues:

               6.4.1. Special Definitions. For purposes of this Section 6.4, the following definitions shall apply:

                  (A) "Option" shall mean any rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities (as defined below) or restricted stock, excluding rights, options or warrants to subscribe for, purchase or otherwise acquire up to 470,000 shares of Common Stock (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes effected after the Original Issue Date) pursuant to any equity incentive plan or benefit plan approved by a majority of the Directors of the Corporation and any shares of Common Stock issued on exercise of such rights, options or warrants (such excluded securities, the "Reserved Option Shares").

                  (B) "Original Issue Date" shall have the definition set forth in Section 2.

                  (C) "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Series B Preferred Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock or Preferred Stock.

                  (D) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 6.4.3 below, deemed to be issued) by the Corporation after the Original Issue Date, other than:

                  (1) any securities issued as a stock dividend, stock split or other similar event in respect of Common Stock outstanding on the date hereof or Series B Preferred Stock;

                  (2) the Reserved Option Shares; and

                  (3) any conversion of the Series B Preferred Stock.

               6.4.2 No Adjustment of Conversion Price. Notwithstanding any provision herein to the contrary, no adjustment in the number of shares of Common Stock into which the shares of Series B Preferred Stock are convertible shall be made, by adjustment in the applicable Conversion Price thereof, unless the consideration per share (determined pursuant to Section 6.4.5) for all Additional Shares of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares of Common Stock.

               6.4.3 Issue of Options and Convertible Securities Deemed Issuance of Additional Shares of Common Stock. If the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, issuable upon the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                  (A) no further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities; and

                  (B) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities, provided that no adjustment pursuant to this clause (B) shall have the effect of increasing the Conversion Price to an amount that exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

               6.4.4 Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall, after the Original Issue Date, issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 6.4.3, without consideration or for a consideration per share less than the Conversion Price in effect on the date of, and immediately prior to such issue, then and in such event, the Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest tenth of a cent) determined by multiplying the Conversion Price by a fraction the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including all shares issuable upon the conversion of shares of Series B Preferred Stock) plus the number of shares of Common Stock that the Aggregate Consideration (as defined in Section 6.4.5 below) received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at the Conversion Price in effect prior to such issue; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue
(including all shares issuable upon the conversion of shares of Series B Preferred Stock) plus the number of such Additional Shares of Common Stock so issued.

               6.4.5  Determination  of  Consideration.  For  purposes  of  this
Section 6.4, the "Aggregate Consideration" shall mean the net consideration received by the Corporation for the issue of all Additional Shares of Common Stock and shall be computed as follows:

                  (A) Cash and Property. Such consideration shall:

                  (1) insofar as it consists of cash, be computed at the aggregate of cash received by the Corporation, after deducting therefrom any commissions, compensations or other expenses paid or incurred by the Corporation for any underwriting or placement of, or otherwise in connection with the issuance or sale of shares;

                  (2) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board; and

                  (3) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration that covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board.

                  (B) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 6.4.3, relating to Options and Convertible Securities, shall be determined by dividing:

                  (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                  (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               6.4.6 Adjustment for Combinations or Consolidation of Common Stock. If, at any time after the Original Issue Date, the number of shares of Common Stock outstanding are decreased by a combination of the outstanding shares of Common Stock, then following the record date fixed for such combination (or the date of such combination, if no record date is fixed), the applicable Conversion Price shall be increased so that the number of shares of Common Stock issuable on conversion of each share of Series B Preferred Stock shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

               6.4.7 Adjustment for Stock Dividends, Splits, Etc. If the Corporation shall at any time after the applicable Original Issue Date fix a record date for the subdivision, split-up or stock dividend of shares of Common Stock, then, following the record date fixed for the determination of holders of shares of Common Stock entitled to receive such subdivision, split-up or dividend (or the date of such subdivision, split-up or dividend, if no record date is fixed), the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series B Preferred Stock shall be increased in proportion to such increase in outstanding shares, provided, however, that the Conversion Price shall not be decreased at such time if the amount of such reduction would be an amount less than $0.10, but all such amount shall be carried forward and reduction with respect thereto made at the time of, and together with all, subsequent reduction that, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.10 or more.

               6.4.8 Adjustment for Merger or Reorganization, Etc. In case of any consolidation, recapitalization or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a subdivision or combination provided for elsewhere in this Section 6 and other than a consolidation, merger or sale that is treated as a Liquidation Event pursuant to Section 4), each share of Series B Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other Securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such shares of Series B Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors ) shall be made in the application of the provisions in this Section 6 set forth with respect to the rights and interest thereafter of the holders of the shares of Series B Preferred Stock, to the end that the provisions set forth in this

Section 6 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the shares of Series B Preferred Stock.

            6.5 No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the shares of Series B Preferred Stock against impairment.

            6.6 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 6 the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of shares of Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property that then would be received upon the conversion of the shares of Series B Preferred Stock.

            6.7 Notice of Record Date. In the event:

               6.7.1 that the Corporation takes a record of the holders of' any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or any other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

               6.7.2 that the Corporation subdivides or combines its outstanding shares of Common Stock;

               6.7.3 of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

               6.7.4 of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation; then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series B Preferred Stock, and shall cause to be mailed to the holders of the Series B
Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten (10) days prior to the record date specified in (A) below or twenty (20) days before the date specified in (B) below, a notice stating:

                  (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                  (B) the date on which such reclassification, consolidation, merger, Sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

        7. Automatic Conversion.

            7.1 Triggering Event. All outstanding shares of Series B Preferred Stock shall automatically convert to shares of Common Stock, at the then effective Conversion Price pursuant to Section 6, on the date that is five (5) business days following the last to occur of the following events: (i) the holding of a stockholders meeting authorizing and approving the amendment of the Corporation's Certificate of Incorporation to increase the Corporation's authorized Common Stock to 50 million shares; and a change in the name of the Corporation to YTB International, Inc., and (ii) the filing of a Certificate of Amendment reflecting the changes referenced in clause (i).

            7.2 No Further Action. In the case of an automatic conversion pursuant to this Section 7, the outstanding shares of Series B Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent.

            7.3 Surrender of Certificates; Retirement and Cancellation of Converted Shares. All certificates evidencing shares of Series B Preferred Stock that are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the date such certificates are so required to be surrendered, be deemed to have been retired and canceled and the shares of Series B Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action as may be necessary to reduce the authorized Series B Preferred Stock accordingly.

                                                                      EXHIBIT C

                            CERTIFICATE OF AMENDMENT

                                       TO

                          CERTIFICATE OF INCORPORATION

                                       OF

                          REZCONNECT TECHNOLOGIES, INC.
                            (a New York corporation)



        (Under Section 805 of New York Business Corporation Law ("BCL"))

         Pursuant to the provisions of Section 805 of the BCL, the undersigned, Michael Brent, being the President and Secretary of REZconnect Technologies, Inc., a corporation organized and existing under the BCL of the State of New York (the "Corporation"), DOES HEREBY CERTIFY THAT:

     FIRST: The name of the Corporation is Rezconnect Technologies, Inc. The name under which the Corporation was formed was Playorena Inc.

     SECOND: The Certificate of Incorporation of the Corporation was filed with the Department of the State of the State of New York on December 4, 1981, and Certificates of Amendment were filed with such Department on the following dates: May 4, 1984; December 21, 1984; March 20, 1987; January 8, 1990; January 10, 1990; January 25, 1999; and September 28, 1999; August 18, 2000; and
September 10, 2001.

     THIRD: The Certificate of Incorporation is hereby amended by the addition of the following provisions setting forth the number, designation, preferences and the relative, participating, optional or other rights and the qualifications, limitations or restrictions thereof relating to the Series B Convertible Preferred Stock (as defined below) as fixed by the Board of Directors of the Corporation, and in accordance with the provisions of Sections 501 and 502 of the BCL of the State of New York.

     FOURTH: Pursuant to authority expressly granted and vested in the Board of Directors of the Corporation by the provisions of its Certificate of Incorporation, as amended, said Board of Directors duly adopted upon unanimous written consent the following resolution:

     Resolved, that pursuant to the authority vested in the Board of Directors of the Corporation by Section 502 of the BCL and in accordance with the provisions of its Certificate of Incorporation, a class of preferred stock of the Corporation to be known as Series B Convertible Preferred Stock is hereby created and provided for and the Board of Directors hereby fixes, states and expresses the terms, designations, relative rights, preferences and limitations of such class in addition to those set forth in said Certificate of Incorporation, as amended, to be in their entirety as follows:

     1. Designation of Series of Preferred Stock. Of the 5,000,000 undesignated shares of the Corporation's authorized Preferred Stock, 4,800,376 shares shall be designated and known as "Series B Convertible Preferred Stock," par value $.001 per share (the "Series B Preferred Stock").

     2. Issuance; Rank. The issuance price of the Series B Preferred Stock shall be $1.45 per share (the "Original Purchase Price"). The Series B Preferred Stock shall rank senior to the Common Stock and any other capital stock of the Corporation ranking junior to the Series B Preferred Stock as to dividends and upon liquidation, dissolution or winding up. The date on which a share of Series B Preferred Stock was issued shall hereinafter be referred to as the "Original Issue Date" for such share.

     3.  Dividends.

          3.1 No dividends shall be declared or paid upon the Common Stock or other securities ranking junior to the Series B Preferred Stock unless equivalent dividends, on an as converted basis, are declared and paid concurrently on the Series B Preferred Stock.

     4.  Liquidation,  Dissolution or Winding Up.

          4.1 In the event of any liquidation, dissolution or winding up of the Corporation (a "Liquidation Event"), the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings (the "Corporate Assets") shall be distributed as follows:

               4.1.1 First, before any distribution of assets shall be made to the holders of, Common Stock, the holder of each share of Series B Preferred Stock then outstanding shall be entitled to be paid out of the Corporate Assets an amount per share equal to the Original Purchase Price (subject to an Adjustment) plus all dividends, accrued but unpaid, on such share up to the date of distribution of the assets of the Corporation (the "Liquidation Preference"). If upon the occurrence of a Liquidation Event, the Corporate Assets shall be insufficient to pay the holders of shares of Series B Preferred Stock the Liquidation Preference, the holders of shares of Series B Preferred Stock and any class or series of stock, ranking on liquidation on a parity with the shares of Series B Preferred Stock, shall share ratably in the distribution of the entire remaining Corporate Assets in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

               4.1.2 Second, after distribution of the Liquidation Preference, the remaining Corporate Assets shall be distributed among the holders of Common Stock on a pro rata basis.

          4.2 For purposes of this Section 4, the term Liquidation Event shall be deemed to include (i) a statutory merger or consolidation of the Corporation into or with any other corporation, or a statutory merger or consolidation of any other corporation into or with the Corporation; (ii) a sale, transfer, exchange or lease of all or any part of the assets of the Corporation; and (iii) a purchase or redemption of all or a substantial part of the outstanding shares of any class or classes of capital stock of the Corporation.

          4.3 Written notice of such Liquidation Event, stating a payment date, the liquidation amount and the place where said liquidation amount shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than twenty
(20) days prior to the payment date stated therein, to the holders of record of the Series B Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation.

     5. Voting.

          5.1 Each holder of outstanding shares of Series B Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series B Preferred Stock held of record by such holder are convertible (as adjusted from time to time pursuant to Section 6 hereof) at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law and by the provisions of Section 5.2 below, the holders of shares of Series B Preferred Stock shall vote together with the holders of Common Stock as a single class.


          5.2 So long as any of the shares of Series B Preferred Stock are outstanding, the Corporation or, as applicable, any subsidiary shall not, without first obtaining the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting, as the case may be, separately as a class:

               5.2.1 merge with or into or consolidate with any other corporation or enter into any other similar transaction or series of related transactions after which the holders of the Corporation's voting securities immediately prior to such transaction or transactions own less than fifty (50%) percent of the voting power of the surviving entity in the transaction, or all or substantially all of the assets of the Corporation or any of its subsidiaries are sold;

               5.2.2 effectuate a liquidation, dissolution or winding up of the Corporation or any of its subsidiaries;

               5.2.3 amend, alter or repeal any provision of the Certificate of Incorporation, the By-laws of the Corporation, in a manner that changes or modifies the rights, preferences, or privileges of the Series B Preferred Stock;

               5.2.4 authorize any other class or series of stock having parity with, or senior to, the Series B Preferred Stock;

               5.2.5  increase the  authorized  number of shares of the Series B
Preferred   Stock;

               5.2.6 redeem or repurchase shares of the Corporation's capital stock;

               5.2.7 effectuate a reclassification or recapitalization of' the outstanding capital stock of the Corporation;

               5.2.8 effect any sale, transfer, assignment, license or sublicense of any patent, copyright, trademark, trade name, software or other intellectual property that is used or developed by the Corporation or any subsidiary and is material to the conduct of its business;

               5.2.9 permit any subsidiary to issue or sell, or obligate itself to issue or sell, except to the Corporation or any wholly-owned subsidiary, any stock or other equity securities of such subsidiary;

               5.2.10 take any action which would result in taxation of the holders of Series B Preferred Stock under Section 305 of the Internal Revenue Code of 1986 (or any comparable provision of the Internal Revenue Code as hereafter from time to time as amended);

               5.2.11 create, form, incorporate or organize a subsidiary of the Corporation; or

               5.2.12 effect any offering of the securities of the Corporation or any of its subsidiaries.

     6. Optional  Conversion.  The holders of shares of
Series  B  Preferred  Stock  shall  have  conversion   rights  as  follows  (the
"Conversion  Rights"):

          6.1 Right to Convert. Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Purchase Price plus the amount of any unpaid dividends on such Series B Preferred Stock by the Conversion Price (as defined below) in effect at the time of conversion. The conversion price at which shares of Common Stock shall be deliverable upon conversion of Series B Preferred Stock without payment of additional consideration by the holder thereof (the "Conversion Price") shall initially be the Original Purchase Price. Such initial Conversion Price, and the rate at which shares of Series B Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

          Upon a Liquidation Event of the Corporation, the Conversion Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of shares of Series B Preferred Stock.

          6.2 Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the shares of Series B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price. Whether or not a holder would otherwise be entitled to a fractional share shall be determined on the basis of the total number of shares of Series B Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

          6.3 Mechanics of Conversion.

               6.3.1 In order for a holder to convert shares of Series B Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series B Preferred Stock at the office of the transfer agent for such shares (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series B Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or her or its attorney-in-fact duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date (the "Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of shares of Series B Preferred Stock, or to his or her or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. Other than as set forth in Section 7 below, if the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, as amended (the "Securities Act"), the conversion may, at the option of any holder tendering shares of Series B Preferred Stock for conversion, be conditioned upon the closing of the sale of securities pursuant to such offering in which event the person entitled to receive the Common Stock issuable upon such conversion of the shares of Series B Preferred Stock shall not be deemed to have converted such shares of Series B Preferred Stock until immediately prior to the closing of such sale of securities.

               6.3.2 The Corporation shall, at all times when the Series B Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the shares of Series B Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock. Before taking any action that would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock, the Corporation will take any corporate action that may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock, in addition to such other remedies as shall be available to the holder of such shares of Series B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

               6.3.3 All shares of Series B Preferred Stock that shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and dividends or to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor. Any shares of Series B

Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to eliminate the authorized Series B Preferred Stock or reduce the authorized number thereof as may be appropriate accordingly.

          6.4  Adjustments  to  Conversion  Price for  Diluting  Issues:

               6.4.1. Special Definitions. For purposes of this Section 6.4, the following definitions shall apply:

                    (A) "Option" shall mean any rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities (as defined below) or restricted stock, excluding rights, options or warrants to subscribe for, purchase or otherwise acquire up to 475,000 shares of Common Stock (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes effected after the Original Issue Date) pursuant to any equity incentive plan or benefit plan approved by a majority of the Directors of the Corporation and any shares of Common Stock issued on exercise of such rights, options or warrants (such excluded securities, the "Reserved Option Shares").
                    (B) "Original Issue Date" shall have the definition set forth in Section 2.

                    (C) "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Series B Preferred Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock or Preferred Stock.

                    (D) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 6.4.3 below, deemed to be issued) by the Corporation after the Original Issue Date, other than:

                    (1) any securities issued as a stock dividend, stock split or other similar event in respect of Common Stock outstanding on the date hereof or Series B Preferred Stock;

                    (2) the Reserved Option Shares; and

                    (3) any conversion of the Series B Preferred Stock.

               6.4.2 No Adjustment of Conversion Price. Notwithstanding any provision herein to the contrary, no adjustment in the number of shares of Common Stock into which the shares of Series B Preferred Stock are convertible shall be made, by adjustment in the applicable Conversion Price thereof, unless the consideration per share (determined pursuant to Section 6.4.5) for all Additional Shares of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares of Common Stock.

               6.4.3 Issue of Options and Convertible Securities Deemed Issuance of Additional Shares of Common Stock. If the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, issuable upon the conversion or exchange of such Convertible

Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                    (A) no further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities; and

                    (B) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities, provided that no adjustment pursuant to this clause (B) shall have the effect of increasing the Conversion Price to an amount that exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

               6.4.4 Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall, after the Original Issue Date, issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 6.4.3, without consideration or for a consideration per share less than the Conversion Price in effect on the date of, and immediately prior to such issue, then and in such event, the Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest tenth of a cent) determined by multiplying the Conversion Price by a fraction the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including all shares issuable upon the conversion of shares of Series B Preferred Stock) plus the number of shares of Common Stock that the Aggregate Consideration (as defined in Section 6.4.5 below) received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at the Conversion Price in effect prior to such issue; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue
(including all shares issuable upon the conversion of shares of Series B Preferred Stock) plus the number of such Additional Shares of Common Stock so issued.

               6.4.5  Determination  of  Consideration.  For  purposes  of  this
Section 6.4, the "Aggregate Consideration" shall mean the net consideration received by the Corporation for the issue of all Additional Shares of Common Stock and shall be computed as follows:

               (A) Cash and Property. Such consideration shall:

               (1) insofar as it consists of cash, be computed at the aggregate of cash received by the Corporation, after deducting therefrom any commissions, compensations or other expenses paid or incurred by the Corporation for any underwriting or placement of, or otherwise in connection with the issuance or sale of shares;

               (2) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board; and

               (3) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration that covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board.

               (B) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 6.4.3, relating to Options and Convertible Securities, shall be determined by dividing:

               (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

               (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               6.4.6 Adjustment for Combinations or Consolidation of Common Stock. If, at any time after the Original Issue Date, the number of shares of Common Stock outstanding are decreased by a combination of the outstanding shares of Common Stock, then following the record date fixed for such combination (or the date of such combination, if no record date is fixed), the applicable Conversion Price shall be increased so that the number of shares of Common Stock issuable on conversion of each share of Series B Preferred Stock shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

               6.4.7 Adjustment for Stock Dividends, Splits, Etc. If the Corporation shall at any time after the applicable Original Issue Date fix a record date for the subdivision, split-up or stock dividend of shares of Common Stock, then, following the record date fixed for the determination of holders of shares of Common Stock entitled to receive such subdivision, split-up or dividend (or the date of such subdivision, split-up or dividend, if no record date is fixed), the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series B Preferred Stock shall be increased in proportion to such increase in outstanding shares, provided, however, that the Conversion Price shall not be decreased at such time if the amount of such reduction would be an amount less than $0.10, but all such amount shall be carried forward and reduction with respect thereto made at the time of, and together with all, subsequent reduction that, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.10 or more.

               6.4.8 Adjustment for Merger or Reorganization, Etc. In case of any consolidation, recapitalization or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a subdivision or combination provided for elsewhere in this Section 6 and other than a consolidation, merger or sale that is treated as a Liquidation Event pursuant to Section 4), each share of Series B Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other Securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such shares of Series B Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors ) shall be made in the application of the provisions in this Section 6 set forth with respect to the rights and interest thereafter of the holders of the shares of Series B Preferred Stock, to the end that the provisions set forth in this
Section 6 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the shares of Series B Preferred Stock.

          6.5 No  Impairment.  The  Corporation  will not, by  amendment  of its

Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the shares of Series B Preferred Stock against impairment.

          6.6 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 6 the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of shares of Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property that then would be received upon the conversion of the shares of Series B Preferred Stock.

          6.7 Notice of Record Date. In the event:

               6.7.1 that the Corporation takes a record of the holders of' any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or any other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

               6.7.2 that the Corporation subdivides or combines its outstanding shares of Common Stock;

               6.7.3 of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

               6.7.4 of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation; then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series B Preferred Stock, and shall cause to be mailed to the holders of the Series B
Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten (10) days prior to the record date specified in (A) below or twenty (20) days before the date specified in (B) below, a notice stating: (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or (B) the date on which such reclassification, consolidation, merger, Sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

     7. Automatic Conversion.

          7.1 Triggering Event. All outstanding shares of Series B Preferred Stock shall automatically convert to shares of Common Stock, at the then effective Conversion Price pursuant to Section 6, on the date that is five (5) business days following the last to occur of the following events: (i) the holding of a stockholders meeting authorizing and approving the amendment of the Corporation's Certificate of Incorporation to increase the Corporation's authorized Common Stock to 50 million shares; and a change in the name of the Corporation to YTB International, Inc., and (ii) the filing of a Certificate of Amendment reflecting the changes referenced in clause (i).

          7.2 No Further Action. In the case of an automatic conversion pursuant to this Section 7, the outstanding shares of Series B Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent.

          7.3 Surrender of Certificates; Retirement and Cancellation of Converted Shares. All certificates evidencing shares of Series B Preferred Stock that are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the date such certificates are so required to be surrendered, be deemed to have been retired and canceled and the shares of Series B Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action as may be necessary to reduce the authorized Series B Preferred Stock accordingly.

     FIFTH: This Certificate of Amendment has been duly authorized,  pursuant to
Section 803 of the Business Corporation Law of the State of New York, by a vote of at least a majority of the members of the Board of Directors of the Corporation and a majority of its shareholders.

     IN WITNESS WHEREOF, the undersigned has signed this Certificate of Amendment Second on this 24th day of November 2004 and affirms the statements contained herein as true under penalties of perjury.

                                        REZCONNECT TECHNOLOGIES, INC.

                                        /s/ Michael Y. Brent
                                        ----------------------------------
                                        Michael Y. Brent, Chairman, President
                                        and Secretary

                                                                     EXHIBIT D



                          CERTIFICATE OF INCORPORATION

                                       OF

                             YTB INTERNATIONAL, INC.
                            (a Delaware corporation)





     FIRST: The name of this corporation shall be YTB International, Inc.

     SECOND: Its registered office in the State of Delaware is to be located at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle and its registered agent at such address is CORPORATION SERVICE COMPANY.

     THIRD: The purpose or purposes of the corporation shall be:

               To engage in any lawful act or activity for which corporations may be organized under the General
               Corporation Law of Delaware.

     FOURTH: The total number of shares of stock which this corporation is authorized to issue is 50,000,000 common shares and 5,000,000 preferred shares.

     FIFTH: The name and address of the incorporator is as follows: Carl N. Duncan, Esq., 5718 Tanglewood Drive, Bethesda, Maryland 20817

     SIXTH: The Board of Directors shall have the power to adopt, amend or repeal the by-laws.

     SEVENTH: The number preferences and the relative, participating, optional or other rights and the qualifications, limitations or restrictions thereof relating to the Series B Convertible Preferred Stock (as defined below) shall be the following:

     1. Designation of Series of Preferred Stock. Of the 5,000,000 undesignated shares of the Corporation's authorized Preferred Stock, 4,800,376 shares shall be designated and known as "Series B Convertible Preferred Stock," par value $.001 per share (the "Series B Preferred Stock").
     2. Issuance; Rank. The issuance price of the Series B Preferred Stock shall be $1.45 per share (the "Original Purchase Price"). The Series B Preferred Stock shall rank senior to the Common Stock and any other capital stock of the Corporation ranking junior to the Series B Preferred Stock as to dividends and upon liquidation, dissolution or winding up. The date on which a share of Series B Preferred Stock was issued shall hereinafter be referred to as the "Original Issue Date" for such share.

     3.  Dividends.

          3.1 No dividends shall be declared or paid upon the Common Stock or other securities ranking junior to the Series B Preferred Stock unless equivalent dividends, on an as converted basis, are declared and paid concurrently on the Series B Preferred Stock.

     4.  Liquidation,  Dissolution  or  Winding  Up.
          4.1 In the event of any liquidation, dissolution or winding up of the Corporation (a "Liquidation Event"), the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings (the "Corporate Assets") shall be distributed as follows:
               4.1.1 First, before any distribution of assets shall be made to the holders of, Common Stock, the holder of each share of Series B Preferred Stock then outstanding shall be entitled to be paid out of the Corporate Assets an amount per share equal to the Original Purchase Price (subject to an Adjustment) plus all dividends, accrued but unpaid, on such share up to the date of distribution of the assets of the Corporation (the "Liquidation Preference"). If upon the occurrence of a Liquidation Event, the Corporate Assets shall be insufficient to pay the holders of shares of Series B Preferred Stock the Liquidation Preference, the holders of shares of Series B Preferred Stock and any class or series of stock, ranking on liquidation on a parity with the shares of Series B Preferred Stock, shall share ratably in the distribution of the entire remaining Corporate Assets in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

               4.1.2 Second, after distribution of the Liquidation Preference, the remaining Corporate Assets shall be distributed among the holders of Common Stock on a pro rata basis.

          4.2 For purposes of this Section 4, the term Liquidation Event shall be deemed to include (i) a statutory merger or consolidation of the Corporation into or with any other corporation, or a statutory merger or consolidation of any other corporation into or with the Corporation; (ii) a sale, transfer, exchange or lease of all or any part of the assets of the Corporation; and (iii) a purchase or redemption of all or a substantial part of the outstanding shares of any class or classes of capital stock of the Corporation.

          4.3 Written notice of such Liquidation Event, stating a payment date, the liquidation amount and the place where said liquidation amount shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than twenty
(20) days prior to the payment date stated therein, to the holders of record of the Series B Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation.

     5. Voting.

          5.1 Each holder of outstanding shares of Series B Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series B Preferred Stock held of record by such holder are convertible (as adjusted from time to time pursuant to Section 6 hereof) at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law and by the provisions of Section 5.2 below, the holders of shares of Series B Preferred Stock shall vote together with the holders of Common Stock as a single class.
          5.2 So long as any of the shares of Series B Preferred Stock are outstanding, the Corporation or, as applicable, any subsidiary shall not, without first obtaining the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting, as the case may be, separately as a class:
               5.2.1  merge  with  or  into  or   consolidate   with  any  other
corporation or enter into any other similar transaction or series of related transactions after which the holders of the Corporation's voting securities immediately prior to such transaction or transactions own less than fifty (50%) percent of the voting power of the surviving entity in the transaction, or all or substantially all of the assets of the Corporation or any of its subsidiaries are sold;
               5.2.2 effectuate a liquidation,  dissolution or winding up of the
Corporation or any of its subsidiaries;
               5.2.3 amend,  alter or repeal any provision of the Certificate of
Incorporation, the By-laws of the Corporation, in a manner that changes or modifies the rights, preferences, or privileges of the Series B Preferred Stock;
               5.2.4  authorize any other class or series of stock having parity with, or senior to, the Series B Preferred Stock;
               5.2.5  increase the  authorized  number of shares of the Series B
Preferred Stock;
               5.2.6 redeem or repurchase  shares of the  Corporation's  capital stock;
               5.2.7 effectuate a reclassification or  recapitalization  of' the outstanding capital stock of the Corporation;
               5.2.8  effect  any  sale,   transfer,   assignment,   license  or
sublicense of any patent, copyright, trademark, trade name, software or other intellectual property that is used or developed by the Corporation or any subsidiary and is material to the conduct of its business;
               5.2.9 permit any subsidiary to issue or sell, or obligate  itself to issue or sell, except to the Corporation or any wholly-owned subsidiary, any stock or other equity securities of such subsidiary;
               5.2.10  take any action  which  would  result in  taxation of the holders of Series B Preferred Stock under Section 305 of the Internal Revenue Code of 1986 (or any comparable provision of the Internal Revenue Code as hereafter from time to time as amended);
               5.2.11 create, form,  incorporate or organize a subsidiary of the
Corporation; or
               5.2.12 make any change in the size or composition of the Board of
Directors of the Corporation except in accordance with the provisions of that certain Amended Merger and Stock Exchange Agreement dated as of November 19, 2004 by and among the Corporation, YourTravleBiz.com, Inc. ("YTB") and the stockholders of YTB (the "Merger Agreement") and the Stockholders' Agreement referenced in the Merger Agreement; or

               5.2.13 effect any offering of the securities of the Corporation or any of its subsidiaries.

     6. Optional Conversion. The holders of shares of Series B Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

          6.1 Right to Convert. Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Purchase Price plus the amount of any unpaid dividends on such Series B Preferred Stock by the Conversion Price (as defined below) in effect at the time of conversion. The conversion price at which shares of Common Stock shall be deliverable upon conversion of Series B Preferred Stock without payment of additional consideration by the holder thereof (the "Conversion Price") shall initially be the Original Purchase Price. Such initial Conversion Price, and the rate at which shares of Series B Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below. Upon a Liquidation Event of the Corporation, the Conversion Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of shares of Series B Preferred Stock.

          6.2 Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the shares of Series B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price. Whether or not a holder would otherwise be entitled to a fractional share shall be determined on the basis of the total number of shares of Series B Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

          6.3 Mechanics of Conversion.

               6.3.1 In order for a holder to convert shares of Series B Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series B Preferred Stock at the office of the transfer agent for such shares (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series B Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or her or its attorney-in-fact duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date (the "Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of shares of Series B Preferred Stock, or to his or her or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. Other than as set forth in Section 7 below, if the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, as amended (the "Securities Act"), the conversion may, at the option of any holder tendering shares of Series B Preferred Stock for conversion, be conditioned upon the closing of the sale of securities pursuant to such offering in which event the person entitled to receive the Common Stock issuable upon such conversion of the shares of Series B Preferred Stock shall not be deemed to have converted such shares of Series B Preferred Stock until immediately prior to the closing of such sale of securities.
               6.3.2 The Corporation shall, at all times when the Series B Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the shares of Series B Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock. Before taking any action that would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock, the Corporation will take any corporate action that may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock, in addition to such other remedies as shall be available to the holder of such shares of Series B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.
               6.3.3 All shares of Series B Preferred Stock that shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and dividends or to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor. Any shares of Series B Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to eliminate the authorized Series B Preferred Stock or reduce the authorized number thereof as may be appropriate accordingly.

          6.4  Adjustments  to  Conversion  Price for  Diluting  Issues:
               6.4.1. Special Definitions. For purposes of this Section 6.4, the following definitions shall apply:

                    (A) "Option" shall mean any rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities (as defined below) or restricted stock, excluding rights, options or warrants to subscribe for, purchase or otherwise acquire up to 470,000 shares of Common Stock (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes effected after the Original Issue Date) pursuant to any equity incentive plan or benefit plan approved by a majority of the Directors of the Corporation and any shares of Common Stock issued on exercise of such rights, options or warrants (such excluded securities, the "Reserved Option Shares").
                    (B) "Original Issue Date" shall have the definition set forth in Section 2.
                    (C) "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Series B Preferred Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock or Preferred Stock.
                    (D) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 6.4.3 below, deemed to be issued) by the Corporation after the Original Issue Date, other than:
                    (1) any securities issued as a stock dividend, stock split or other similar event in respect of Common Stock outstanding on the date hereof or Series B Preferred Stock;
                    (2) the Reserved  Option  Shares;  and
                    (3) any conversion of the Series B Preferred Stock.

               6.4.2 No Adjustment of Conversion Price. Notwithstanding any provision herein to the contrary, no adjustment in the number of shares of Common Stock into which the shares of Series B Preferred Stock are convertible shall be made, by adjustment in the applicable Conversion Price thereof, unless the consideration per share (determined pursuant to Section 6.4.5) for all Additional Shares of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares of Common Stock.

               6.4.3 Issue of Options and Convertible Securities Deemed Issuance of Additional Shares of Common Stock. If the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, issuable upon the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                    (A) no further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common

Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities; and
                    (B) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities, provided that no adjustment pursuant to this clause (B) shall have the effect of increasing the Conversion Price to an amount that exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.
               6.4.4 Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall, after the Original Issue Date, issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 6.4.3, without consideration or for a consideration per share less than the Conversion Price in effect on the date of, and immediately prior to such issue, then and in such event, the Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest tenth of a cent) determined by multiplying the Conversion Price by a fraction the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (including all shares issuable upon the conversion of shares of Series B Preferred Stock) plus the number of shares of Common Stock that the Aggregate Consideration (as defined in Section 6.4.5 below) received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at the Conversion Price in effect prior to such issue; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue
(including all shares issuable upon the conversion of shares of Series B Preferred Stock) plus the number of such Additional Shares of Common Stock so issued.
               6.4.5  Determination  of  Consideration.  For  purposes  of  this
Section 6.4, the "Aggregate Consideration" shall mean the net consideration received by the Corporation for the issue of all Additional Shares of Common Stock and shall be computed as follows:
                    (A) Cash and Property. Such consideration shall:
                    (1) insofar as it consists of cash, be computed at the aggregate of cash received by the Corporation, after deducting therefrom any commissions, compensations or other expenses paid or incurred by the Corporation for any underwriting or placement of, or otherwise in connection with the issuance or sale of shares;
                    (2) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board; and

                    (3) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration that covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board.

                    (B) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 6.4.3, relating to Options and Convertible Securities, shall be determined by dividing:

                    (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                    (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               6.4.6 Adjustment for Combinations or Consolidation of Common Stock. If, at any time after the Original Issue Date, the number of shares of Common Stock outstanding are decreased by a combination of the outstanding shares of Common Stock, then following the record date fixed for such combination (or the date of such combination, if no record date is fixed), the applicable Conversion Price shall be increased so that the number of shares of Common Stock issuable on conversion of each share of Series B Preferred Stock shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

               6.4.7 Adjustment for Stock Dividends, Splits, Etc. If the Corporation shall at any time after the applicable Original Issue Date fix a record date for the subdivision, split-up or stock dividend of shares of Common Stock, then, following the record date fixed for the determination of holders of shares of Common Stock entitled to receive such subdivision, split-up or dividend (or the date of such subdivision, split-up or dividend, if no record date is fixed), the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series B Preferred Stock shall be increased in proportion to such increase in outstanding shares, provided, however, that the Conversion Price shall not be decreased at such time if the amount of such reduction would be an amount less than $0.10, but all such amount shall be carried forward and reduction with respect thereto made at the time of, and together with all, subsequent reduction that, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.10 or more.

               6.4.8 Adjustment for Merger or Reorganization, Etc. In case of any consolidation, recapitalization or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a subdivision or combination provided for elsewhere in this Section 6 and other than a consolidation, merger or sale that is treated as a Liquidation Event pursuant to Section 4), each share of Series B Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other Securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such shares of Series B Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors ) shall be made in the application of the provisions in this Section 6 set forth with respect to the rights and interest thereafter of the holders of the shares of Series B Preferred Stock, to the end that the provisions set forth in this
Section 6 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable  upon the conversion of the shares of Series B Preferred  Stock.
          6.5 No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the shares of Series B Preferred Stock against impairment.
          6.6 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 6 the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of shares of Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property that then would be received upon the conversion of the shares of Series B Preferred Stock.
          6.7 Notice of Record Date. In the event:
               6.7.1 that the Corporation takes a record of the holders of' any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or any other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;
               6.7.2 that the Corporation subdivides or combines its outstanding shares of Common Stock;
               6.7.3 of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or
               6.7.4 of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation; then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series B Preferred Stock, and shall cause to be mailed to the holders of the Series B
Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten (10) days prior to the record date specified in (A) below or twenty (20) days before the date specified in (B) below, a notice stating:
                    (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or
                    (B) the date on which such reclassification, consolidation, merger, Sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.
     7. Automatic Conversion.
          7.1 Triggering Event. All outstanding shares of Series B Preferred Stock shall automatically convert to shares of Common Stock, at the then effective Conversion Price pursuant to Section 6, on the date that is five (5) business days following the last to occur of the following events: (i) the holding of a stockholders meeting authorizing and approving the amendment of the Corporation's Certificate of Incorporation to increase the Corporation's authorized Common Stock to 50 million shares; and a change in the name of the Corporation to YTB International, Inc., and (ii) the filing of a Certificate of Amendment reflecting the changes referenced in clause (i).
          7.2 No Further Action. In the case of an automatic conversion pursuant to this Section 7, the outstanding shares of Series B Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent.
          7.3 Surrender of Certificates; Retirement and Cancellation of Converted Shares. All certificates evidencing shares of Series B Preferred Stock that are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the date such certificates are so required to be surrendered, be deemed to have been retired and canceled and the shares of Series B Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action as may be necessary to reduce the authorized Series B Preferred Stock accordingly.
     EIGHTH: This Certificate of Amendment has been duly authorized, pursuant to
Section 803 of the Business Corporation Law of the State of New York, by a vote of at least a majority of the members of the Board of Directors of the Corporation and a majority of its shareholders.

     NINTH: No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law, (i) for breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article Seventh shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

     IN WITNESS WHEREOF, the undersigned, being the incorporator herein before named, has executed signed and acknowledged this certificate of incorporation this 4th day of January 2005.

                                           /s/ Carl N. Duncan
                                           ------------------
                                           Carl N. Duncan, Esq., Incorporator

                                                                     EXHIBIT E




                  DELAWARE CERTIFICATE OF OWNERSHIP AND MERGER

                                     Merging

                          REZconnect Technologies, Inc.
                            (a New York corporation)

                                      Into

                             YTB International, Inc.
                            (a Delaware corporation)

        (Pursuant to Section 253 of the Delaware General Corporation Law)

     REZconnect Technologies, Inc., a corporation organized and existing under the laws of the State of New York ("REZT"), DOES HEREBY CERTIFY:

     FIRST: REZT was incorporated on the 4th day of December 1981, pursuant to the Business Corporation Law of New York, the provisions of which permit the merger of a parent corporation organized and existing under the laws of such State into a subsidiary corporation organized and existing under the laws of the State of Delaware.

     SECOND: REZT owns one hundred percent (100%) of the outstanding shares of the common stock, $.001 par value per share (the "YTBI Common Stock"), of YTB International, Inc., a corporation incorporated on the 3rd day of January 2005, pursuant to the General Corporation Law of the State of Delaware ("YTBI"), and having both classes of Common Stock, $.001 par value per share ("REZT Common Stock") and Series B Convertible Preferred Stock. $.001 par value per share ("REZT Preferred Stock").

     THIRD: REZT, by the following resolutions of its Board of Directors, adopted by the unanimous written consent of the members thereof, filed with the minutes of the Board, pursuant to Sections 906 and 907 of the New York Business Corporation Law on January 3, 2005, determined to, and effective upon the filing of this Certificate of Ownership and Merger with the Secretary of State of the State of Delaware does hereby merge itself into YTBI.

     WHEREAS, REZT is the legal and beneficial owner of one hundred percent (100%) of the outstanding shares of YTBI Common Stock; and

     WHEREAS, the REZT Common Stock and the REZT Preferred Stock are the only issued and outstanding classes of stock of REZT ; and

     WHEREAS, REZT desires to merge itself into YTBI pursuant to the provisions of Section 253 of the Delaware General Corporation Law;

     NOW, THEREFORE, BE IT RESOLVED, that effective upon the filing of an appropriate Certificate of Ownership and Merger embodying these resolutions with the Secretary of State of Delaware, having already received the requisite majority approval of REZT's controlling stockholders, REZT merges itself into and it hereby does merge itself into YTBI which will assume all of the obligations of REZT; and it is further

          RESOLVED,  that the terms and conditions of the merger are as follows:
Upon the proposed merger becoming effective, each outstanding share of REZT Common Stock and REZT Series B Convertible Preferred owned of record by REZT stockholders shall cease to be outstanding, without any payment being made in respect thereof; and each issued and outstanding share of (i) REZT Common Stock shall be converted into one (1) share of YTBI Common Stock and (ii) REZT Preferred Stock shall be converted into one (1) share of YTBI Series B Convertible Preferred, $.001 par value per share, certificates for which shall be issued to the respective stockholders of YTBI upon surrender to American Stock Transfer Company and Trust, the company's transfer agent, of such stockholder's certificates formerly representing such shares respectively of REZT Common Stock and REZT Preferred Stock; and it is further

          RESOLVED, that the proposed merger, having already received the requisite majority shareholder approval from its controlling shareholders, shall provide that YTBI, as the surviving corporation in the Merger, shall provide its shareholders a Schedule 14C Information Statement promptly after the SEC staff advises it has no further comments; and

          RESOLVED, that the Chief Executive Officer, President or any Officer of YTBI be and each of them hereby is authorized to make and execute, and the Secretary of YTBI or any Assistant Secretary be and each hereby is authorized to attest, a Certificate of Ownership and Merger setting forth a copy of these resolutions providing for the merger of REZT into YTBI, and the date of adoption hereof, and to cause the same to be filed with the Secretary of State of Delaware and do all acts and things, whatsoever, whether within or without the State of Delaware, which may be in any way necessary or appropriate to effect said merger.

         FOURTH: That the merger has been approved by an affirmative vote of a majority of the votes cast by the holders of a majority of the outstanding stock of REZT entitled to vote thereof without a meeting in the manner prescribed by Sections 906 and 907 of the New York Business Corporation Law.

IN WITNESS WHEREOF, REZT has caused this Certificate to be signed by Michael Y. Brent, its Chief Executive Officer, and attested by Derek Brent, its Secretary, this 3rd day of January 2005. REZconnect Technologies, Inc. (a New York corporation)

                                     By: /s/ Michael Y. Brent__
                                         --------------------
                                         Michael Y. Brent, CEO

                                     ATTEST:


                                     By: /s/ Derek Brent
                                         Derek Brent,Secretary

                                                                      EXHIBIT F


                    CERTIFICATE OF AMENDMENT No. 2 TO

                       THE CERTIFICATE OF INCORPORATION OF

                             YTB INTERNATIONAL, INC.
                            (a Delaware corporation)


         FIRST:  The name of this Corporation is YTB International, Inc.

         SECOND: The Corporation's registered office in the State of Delaware is located at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle and its registered agent at such address is Corporation Service Company.

         THIRD: The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         FOURTH: The total number of shares of stock which this Corporation is authorized to issue is 50,000,000 common shares and 5,000,000 preferred shares, each having a par value of $.001.

         FIFTH: The name and address of the incorporator is as follows: Carl N. Duncan, Esq., 5718 Tanglewood Drive, Bethesda, Maryland 20817

         SIXTH: The number, preferences, dividends, convertibility and relative, participating, optional, liquidating, dissolution, voting, rank or other rights as well as the qualifications, limitations or restrictions thereof relating to the Corporation's preferred stock shall be "blank check" in character, namely any rights determined by its Board of Directors in its collective judgment to be in the best interests of the Corporation.

         SEVENTH: As provided in Section 228 of the Delaware General Corporation Law, any action taken at any annual or special meeting of the Corporation's stockholders, or required to be taken under the Delaware General Corporation Law, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, effective upon delivery to an officer of the Corporation having custody of the Minute Book of the Corporation.

       EIGHTH:  Directors:

       (a) Elections of directors of the Corporation need not be by written ballot, except and to the extent provided in the By-laws of the Corporation.
       (b) To the fullest extent  permitted by the General  Corporation Law as it now exists and as it may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) pursuant to Section 174 of the Delaware General Corporation Law; or
            (iv) for any transaction from which the director derived an improper personal benefit.


       (c) No amendment to or repeal of this Article EIGHTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

       NINTH:  Indemnification of Directors, Officers and Others

       (a)  The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.
       (b)  The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
       (c) To the extent that a present or former director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections (a) and (b) of this Article NINTH, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.
       (d) Any indemnification under Sections (a) and (b) of this Article NINTH (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in such Sections (a) and
            (b). Such determination shall be made, with respect to a per-son who is a director or officer at the time of such determination, (i) by the Board of Directors of the Corporation by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding; (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum; (iii) if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion; or (iv) by the stockholders of the Corporation.
       (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation authorized in this Article NINTH. Such expenses (including attorneys' fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.
       (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other sections of this Article NINTH shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.
       (g)  The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of Section 145 of the General Corporation Law.
       (h)  For  purposes  of  this  Article   NINTH,   references  to  the
            "Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constit-uent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article NINTH with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.
       (i) For purposes of this Article NINTH, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with re-spect to an employee benefit plan; and references to "serving at the request of the "Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves service by, such director, officer, employee or agent with respect to any employee benefit plan, its participants or Benefi- ciaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article NINTH.
      (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article NINTH shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

       TENTH: By-Laws: The directors of the Corporation shall have the power to adopt, amend or repeal the By-Laws as it shall determine in its collective judgment to be in the best interests of the Corporation.

       ELEVENTH: Reorganization: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any Compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

     TWELFTH: Amendment: The Corporation reserves the right to amend, alter, change or repeal any provision of this Certificate of Incorporation, in the manner now or hereafter prescribed by law, and all rights conferred on stockholders in this Certificate of Incorporation are subject to this reservation.

         IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer signed and acknowledged this Certificate of Amendment to this Certificate of Incorporation this 25th day of February 2005.

                                       /s/ Michael Y. Brent
                                       --------------------
                                       Michael Y. Brent, Chief Executive Officer
                                       YTN International, Inc.

                                                                    EXHIBIT G1 *


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                              FORM 10-KSB/A . No. 5

     [X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE ACT OF 1934


                   For the fiscal year ended December 31, 2004

                                       or

     [ ] TRANSITION REPORT PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

             For the transition period from __________ to __________

                           Commission File No. 0-18412
                             YTB International, Inc.
                     (formerly REZconnect Technologies, Inc)
 -------------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)



Delaware                                               11-2602120
-------------------------------             -----------------------------------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)


                                560 Sylvan Avenue
                       Englewood Cliffs, New Jersey 07632
                       ----------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (201) 567-8500
                                 --------------

                          REZconnect Technologies, Inc
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

        Securities Registered pursuant to Section 12(b) of the Act: None

    Securities Registered pursuant to Section 12(g) of the Act: Common Stock,
                                 $.001 per share

 -------------------------------------------------------------------------------

                                (Title of Class)

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days. Yes X No ___

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K [ ].

The aggregate market value of the voting stock held by non-affiliates of the Registrant as of December 31, 2004 was approximately $5,880,000. Indicate the number of shares outstanding of each of the Registrant's classes of common stock, as of the latest practicable date. As of December 31, 2004, there were 24,092,376 shares of Common Stock, par value $.001 per share outstanding.



Prior Amendment No. 2 to this Form 10-K filed in April inadvertently omitted certain necessary Sarbanes-Oxley Act Certifications. The purpose of Amendements No. 3, 4 and 5 are (i) to reflect those necessary Certifications and (ii) to respond to staff comments of the SEC regarding certain disclosures contained in the Form 10-K and associated Amendments.

                                Table of Contents

10KSB

PART I........................................................................ 2

Item 1.Business............................................................... 2

PRIOR HISTORY................................................................. 2

OPERATIONS.................................................................... 3

REZCONNECT.................................................................... 3

COMPETITION................................................................... 4

MANAGEMENT.................................................................... 4

Item 2   Properties........................................................... 6

Item 3. Legal Proceedings..................................................... 6

Item 4. Submission of Matters to a Vote of Securities Holders................. 6

PART II....................................................................... 7

Item 5. Market for Registrant's Common Stock.................................. 7

Item 6. Management's Discussion and Analysis or Plan of Operation..............7

Item 7. Financial Statements................................................. 14

Item 8. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure............................................. 14

Item 8A.Controls and Procedures.............................................. 14

Item 8B.Other Information.................................................... 14

PART III..................................................................... 15

Item 9. Directors and Executive officers, promoters and control person; compliance with Section 16 (a) of The Exchange Act and Code of Business Conduct
and Ethics................................................................... 15

Item 10.Executive Compensation............................................... 20

Item 11.Security Ownership of Certain Beneficial Owners and Management....... 23

PART IV.......................................................................24

Item 12.Certain Relationships and Related Transactions....................... 24

Item 13.Exhibits, Financial Statement Schedules and Reports for Form 8-K .....25

Balance Sheet................................................................ F2

Statements of Operations..................................................... F3

Statement of Shareholders Equity ............................................ F4

Statement of Cash Flows...................................................... F5

Notes to Financial Statements...............................................  F5

Pro Forma Income Statements................................................. F22


Documents incorporated by reference: None

                                     PART I

Item 1. Business
------- --------

Post - December 31, 2004 Events


         YTB International, Inc. has become, as of the date of this report the successor to the former REZconnect Technologies, Inc., as more fully, described below (the "Company"). A publicly traded company (OTCBB:YTBL), commencing January 4, 2005, the Company began operating through its 3 operating subsidiaries. Post-reincorporation in Delaware, January 4, 2005, the Company continued its operations as a leading internet provider of online travel stores for travel agencies and home-based representatives using our services and technology. For the period of this report, ending December 31, 2004, the Company was comprised of REZconnect Technologies, Inc. and YourTravelBiz.com, Inc. which were merged under New York law on December 8, 2004.

         Accordingly, for the period from December 8, 2004 to December 31, 2004, the Company operated with 3 operating groups. Upon reincorporation on January 4, 2005, each of the operating groups became three distinct, wholly-owned Delaware ("divisions"), respectively REZconnect Technologies, Inc. ("Technologies"); YTB Travel Network, Inc. ("Booking"); and YourTravelBiz.com, Inc. ("Marketing"). This Amendment No. 2 to the Form 10-KSB Annual Report for the year ended December 31, 2004 is intended to reflect revised and upgraded disclosures to that previously filed.


         In the share exchange and associated merger with YTB, the stockholders of YTB received, in exchange for 100% of YTB's capital stock, 11,522,376 newly issued shares of YTB's capital stock (the "Exchange Stock"). The number of shares of Exchange Stock issued was one share greater than the total number of shares of Common Stock outstanding immediately prior to the YTB share exchange. The Exchange Stock consisted of 7,430,000 shares of Common Stock and 4,092,376 shares of Series B Convertible Preferred Stock of the Company ("Series B Stock"). The Series B Stock was created and issued because the Company did not have a sufficient number of authorized and unissued common shares available. Each share of Series B Stock was converted into one share of Common Stock, subject to adjustment, as of January 9, 2005. The issuance of the Exchange Stock was not registered, as the transaction was exempt from registration pursuant to
Section 4(2) of the Securities Act of 1933.

         Effective January 4, 2005, the Company reincorporated in Delaware, changed its name to YTB International, Inc. and increased its authorized common shares to 50,000,000, the preferred remaining at 5,000,000 authorized. Thus, as of January 4, 2005, the date of reincorporation in Delaware, the Company (subsequently none as YTB International, Inc.) was divided into three distinct wholly-owned subsidiaries, consisting of Technologies, a franchisor of traditional "brick and mortar" travel agencies, as well as Internet-based, travel-related services and technology offering proprietary reservation systems for the travel and entertainment industry. We are also a full service provider of discount travel products and services to the leisure and small business traveler via our Booking Division. Finally Marketing is our referral marketing group.

Prior History

         We are a travel management company using technology and the Internet for our franchise chain and the online retail consumer. The Company is a leading internet provider of online travel stores for travel agencies and home-based representatives using our services and technology. The Company seeks to capitalize on the recent share exchange with Yourtravelbiz.com, Inc., an Illinois corporation, and become the leading provider of Internet-based travel services and solutions. The Company has grown the products and services, offered, and intends to further grow its product line. The Company believes it can continue to grow the Company's overall revenues and profitability.

         By way of background, we were incorporated in June 1982 as Travel Network, Ltd. in New York and did business as Global Travel Network. On February 1, 1994, we re-incorporated in New Jersey (at which time the New York corporation was merged into the New Jersey corporation). The assets of this corporation were transferred to Global Travel Network, L.L.C. ("GTN") in 1998. GTN was created as a conduit to participate in the franchise Global Travel Network business of Travel Network, Ltd. Global Travel Network was merged into a New York Company called Playorena, Inc which was also a publicly traded corporation trading on NASDAQ Bulletin Boards.

         On September 17, 1999, Playorena, Inc. acquired the outstanding equity of GTN in exchange for 5,063,379 shares of Playorena's common stock (including 123,292 shares reserved for issuance upon the exercise of certain warrants previously issued by GTN and 4,931,087 shares issued to equity holders of GTN), representing 94.5% of the issued and outstanding common stock of Playorena upon completion of the share exchange. Prior to that time, Playorena operated as a public shell seeking the acquisition of, or merger with, an existing company. Following the Playorena, Inc. share exchange and merger, we changed our name to ETRAVNET.COM, Inc. On August 29, 2002, we again changed our name to REZconnect Technologies, Inc.



         On December 8, 2004, YourTravelBiz.com, Inc. and REZconnect Technologies, Inc. merged and effected a share exchange with YourTravelBiz.com, Inc. ("YTB"). YTB was engaged in referral marketing, whereby for a monthly fee, YTB Referral Travel Agents ("RTAs") are provided with an interactive website offering travel-related products and services which allows them to sell those products and services to the general public. YTB negotiates with all vendors, hosts the website and collects all revenues. RTAs hosting a website would be paid a commission on all sales made through their respective websites, as well as commissions for bringing new members to YTB. YTB was a former client of REZconnect, whereby REZconnect would service all travel arrangements made through YTB and its RTAs .


The Business as of December 31, 2004

         REZconnect is a leader in the franchised travel services business. REZconnect has operated in this industry for 23 years. During this time, it has created a network of over 145 domestic franchisees and 49 international franchisees, represented in 4 countries. REZconnect offers an interactive, real-time booking engine and access to preferred deals with leading travel industry suppliers to its franchisees and to small office-home office ("SOHO") agencies, independent travel agencies and high traffic websites. REZconnect's revenue stream is comprised of one-time franchise fees as each franchise is sold, monthly franchise service fees from its franchisees and commissions on the sale of travel products plus monthly hosting fees on each website.

         While previously concentrating on the establishment of its "brick and mortar" franchise operations, management has recognized that margins in the travel agency industry are generally shrinking, due in large measure to reductions by airlines in commission rates and to greater competition throughout the industry. To combat these trends and strengthen its competitive position, the REZconnect has sought to bring an advanced technology to the travel and lodging industry by investing in software development and offers new online travel franchises.

         In 2002, REZconnect signed an exclusive, 20-year management agreement to provide travel web site hosting for one of the Company's clients,
YourTravelBiz.com, Inc. ("YTB") a network marketing company offering its' members, an interactive consumer website from the Company. This agreement has been voided with the acquisition of YTB on December 8,2004, although the subsidiary company, RezConnect bills YTB for site licensing fees as an inter-company transaction. Further, all travel arrangements from the online sites are serviced by a division of the Company. We currently host 8750 sites for YTB. Based on current projects supplied by YTB, the growth of new sites should increase significantly over the next several years.



Operations as of December 31, 2004, the Date of this Report

Current Operations
------------------

Technologies Operating Group

         Technologies' (and as an operating group of the Company for the period December 8-31, 2004) includes the travel franchise system. It also includes our technology software and services to the travel industry. One of Technologies' activities is REZcity.com. The technology group builds reservation systems using proprietary patent pending applications for suppliers within the travel industry. Technologies builds travel stores within the travel industry and includes RezCity.com, an online city guide and travel store.

         The Technologies' consumer driven websites provide strong content and book-ability with over 60 booking engines incorporated into one site, covering all aspects of the travel industry. Sites are available for use 24 hours, 7 days a week, allowing travel agents the ability to personally follow-up with the online consumer and provide customer service.

         REZconnect typically charges $49.95 per month, on a non-contract basis, to own and operate on an online travel site. If an agent signs a one year contract, the cost is reduced and the agent only pays for 11 months of service. Under it's bulk selling arrangement it offers site licensing at lower rates at $10.00 per site. The Agencies that pay month to month, must pay by credit card, while yearly contracts can be paid either by check or credit card.

                  Currently, there are over 10,000 consumer websites in operation. Site owners are permitted to solicit other organizations and associations to clone travel sites allowing for site owners to earn more revenue. The fee associated with a travel site clone is $25 per site, monthly.

         In-house sales personnel have generally handled marketing of travel agency web sites and franchises for Travel Network and REZcity.com, an online city guide for over 53,000 towns throughout the USA, providing a unique model for travel agencies to participate by licensing their local community with rights to sell advertising and e-commerce solutions. The cost of the local town of 25,000 in population is $1500 as a one-time fee with an annual hosting fee of $150, for the 1st year with an annual 5% increase each year thereafter.




         To complement its internally developed technology platform, Technologies has entered into two software licenses. Specifically, Technologies currently licenses technology from Taurus TeleSys, Inc. ("Taurus") for it net-to-phone applications under an agreement that provides Taurus with 4% of Technologies' revenue when used in e-commerce transactions applications. In addition, Technologies' licenses an Internet website from MyCity.com, Inc. for commercial use in the Comapny's REZCity franchise program; with a minimum payment of $9,000 per year, Technologies pays fees to MyCity.com, Inc. based on page views. The Taurus and MyCity.com licensing agreements currently expire, unless extended, respectively in August 2006 and May 2007. Any pending patent applications are filed by Taurus under its licensing agreement and relate to net-to-phone applications and transactions.


         Technologies' franchise agreements signed prior to December 1988 have a 10 year term while those subsequent have 15 year terms.



Competition
-----------

         The travel industry is highly diverse and specialized. In fact, it is one of the most competitive industries in the United States. Much of the travel business is niche oriented, highly price sensitive and many companies are much more highly capitalized. One of the principal functions of the recent share exchange, merger and reincorporation was effected in order to make the combined Company significantly more competitive.


Booking Operating Group

         Booking (the successor to both the REZconnect travel agency and reservations business and that's of YTB Travel and Cruises, Inc. is the successor (It was an operating group of the Company for the period December 8-31, 2004. Booking comprises the appointments to sell airline tickets, cruise packages and other services plus the travel sales from the 10,000 web sites hosted by REZconnect. Travel processing, document distribution and commission payments, including, tracking the transaction for each of the sites and is handled, by this group. In addition, bulk purchasing and deal making are provided by the Englewood Cliffs, New Jersey personnel.

         The Company's Travel Network franchise system is entering its 23rd year of operations and is one of the largest travel agency chains in the world with 145 domestic and 49 international travel agencies. The franchise fees range from $3,000 to $29,900 for domestic franchises and from $50,000 to $350,000 for individual international territories. Yearly service fees range from $2,000 to $9,000 per location.

         The Company believes it is at the forefront of several growing trends: the increasing consumer spending in the travel industry and the boom in home-based businesses and the growing acceptance of conducting retail business on the internet. Tourism accounts for nearly 11% of all consumer spending worldwide. The travel industry is currently a $5 trillion business and growing 23% faster than the global economy and travel spending is expected to double in the next 5 years. Luxury cruise ship companies and resort builders are gearing up for this wave of retirees. Secondly, with job security, as well as an ability to spend time with the family, an ever-increasing concern, we believe the ability to own a home-based business is becoming an even more attractive option. Finally, we believe online travel planning will continue to make tremendous inroads in the marketplace as more people use the internet to become better informed and save time and money.


         In November 2002, pre-merger, Your Travel Biz.com, Inc. entered into an agreement with Genesis Consulting of Hixon, Tennessee for initial and ongoing computer programming services, and data storage and management services. The agreement with Genesis Consulting was for a period of 2 years and provided for unlimited automatic contract extensions of 60-days. The services provided by Genesis Consulting relate to the computer programming, data input and storage, and data management as regards the IMR and RTA programs. Computer programming, data receipt and storage and data management regarding travel and travel related customer orders are handled exclusively by YTB at its Illinois business operations site.







Competition
-----------

         We have the characteristics of both an online travel provider and a brick and mortar travel agency. We rely on selling our travel-related products through traditional brick and mortar travel agencies and online sites. Our buying power and low acquisition costs differentiate us from our competitors. This unique positioning results in having few direct competitors. Our competition can be classified into three separate types of companies: the online travel providers, the retail travel providers and electronic distributors of travel information and services.

         We believe there are currently no direct competitors to the REZconnect(R) technology. Websites such as Travelocity.com, Priceline.com, Expedia.com and Orbitz.com, are retailers of travel online, unlike REZconnect, which is serving a facilitator function only. In addition, the REZconnect(R) target markets, are generally not serviced by these companies. REZconnect(R) technology could augment these sites, providing their users with access to the niche hotel, cruise and restaurant markets that REZconnect is targeting which cannot be booked in real time by these suppliers.

         The  Company's   franchise   travel  agency   business  is  subject  to
competition. Priceline.com, once a competitor, is now a revenue generating preferred supplier for air ticketing on our travel sites.

          The retail travel provider most comparable to us is Uniglobe.com. It provides products and services through the Internet to leisure and business travelers and also operates a travel fulfillment center for home-based agents and online companies.

Marketing Operating Group

         Marketing (has been an operating marketing group of the Company for the period December 8-31, 2004. It continues to conduct business through recruitment, enrollment, initial training, and support of its sales force. There are currently over 8,700 individuals, known as independent marketing representatives (each, an "IMR"), who are responsible for enrolling referring travel agents (each, an "RTA"), most of whom work from their homes. An IMR might utilize a number of methods of attracting new RTAs, at informational meetings and events, through newspaper advertising, and one-on-one meetings with individuals seeking a home based business enterprise. RTAs and IMRs are schooled through our certified training courses. This is accomplished through a combination of their Power Team Leader, company conference calls and e-training modules. A Power Team Leader is an IMR who has accomplished a higher income level by virtue of sales production.

         Marketing was created to market travel agency websites to RTAs in a Referral Marketing program that incentivizes the RTAs for bringing others into the system, earns travel commissions from their site and enjoys travel benefits and tax advantages with owning their own business. RTAs are independent and are provided with training materials and onsite training at various locations thru out the USA. For a description of computer programming and data storageservices, see "Booking Operating Group" above.



         There are currently no other direct network marketing companies currently specializing in the travel franchise business. Hence, while there are multi-line marketing companies in existence, they are not direct competitors of the Company and its Marketing operating group and, post-January 4,2005, operating division.


Legal Proceedings

         There were no legal proceedings in 2004.

Employees


         As of December 31, 2004, the Company had a total of 42 employees. (Prior to the December 8, 2004 merger, the Technologies' operating group had 12 employees, the Booking operating group consisted of 5 employees and the Marketing operating group consisted of 25 employees.)


Bankruptcy

         None of our officers or directors has been involved as a debtor in any proceedings under the U.S. Bankruptcy Code (or comparable foreign law).

Item 2.  Properties
-------  ----------

         Our executive offices are located at 560 Sylvan Avenue, Englewood, NJ 07632, but we also have leased office space at 200 West Third Street Alton, IL 62002 and an additional 300 square feet of office space in San Juan, Puerto Rico. Our principal executive offices are consists of approximately 2,000 sq. ft. of leased space in an office building in Englewood Cliffs, New Jersey. The current monthly rent is $3,666. The lease expires in April 2008. Our office in Alton, IL is approximately 6,000 sq. ft. Our Chairman of the Board, was the previous owner of this property and under the "terms of sale of property", it remains rent free until December 31, 2005. All franchised agency sites are owned or leased directly by the franchisees for such agencies.

Item 3.  Legal Proceedings
-------  -----------------
    None.

Item 4.  Submission of Matters to a Vote of Security Holders
-------  ---------------------------------------------------
    None.

                                     PART II

Item 5.  Market for Registrant's Common Stock
-------  ------------------------------------

Common Stock Prices


         Our common stock has traded on the OTC Bulletin Board under the symbol sinceJanuary 25, 2005 under the common stock symbol "YTBL."

         Prior thereto, it was traded under the symbol "REZT" from August 29, 2001 to January 24, 2005 "ETRV" from September 17, 1999 to December 19, 1999 "ETVT" from
          December 20, 1999 to August 28, 2001 Prior thereto, it traded under the symbol "PLEX".


         The following table sets forth the high and low closing share prices per share for the periods indicated:


                                                     High           Low

Fiscal year ended December 31, 2004
     First quarter                                   $0.32          $0.21
     Second quarter                                   0.25           0.12
     Third quarter                                    1.87           0.16
     Fourth quarter                                   1.80           1.11

                                                     ----           ---
Fiscal year ended December 31, 2003
     First quarter                                   $0.80          $0.51
     Second quarter                                   0.60           0.32
     Third quarter                                    0.60           0.38
     Fourth quarter                                   0.55           0.32


         At December 31, 2004 the closing price per share for our common stock, as reported by NASDAQ was $1.30. As of July 29, 2005, the reported closing price was $2.35.



Dividend Policy


         We have neither declared nor paid a cash dividend on our common stock since we became publicly owned. It is the policy of our Board of Directors to retain all available funds to finance the development and growth of our business. The payment of cash dividends in the future will be dependent upon our earnings and financial requirements.


Shareholders


         As of December 31, 2004, we had 451 common shareholders and 13 preferred shareholders of record, exclusive of shareholders whose shares were held by brokerage firms, depositories and other institutional firms in "street name" for their customers.


Recent Sales of Unregistered Securities
    None

Item 6.  Management's Discussion and Analysis or Plan of Operation
----  --------------------------------------------------------

         REZconnect Technologies, Inc. is a leading internet provider of online travel stores for travel agencies and home-based representatives using our services and technology. As described elsewhere, YTB International, Inc. became the successor to the Company following the December 8, 2004 merger and its January 4, 2005 reincorporation in Delaware. For the period of this report (and specifically the December 8, 2004 merger date, December 31, 2004 year-end), the Company operated as 3 operating groups (respectively Technologies, Booking and Marketing). Post- reincorporation, those operating groups became three distinct wholly owned subsidiaries consisting of YourTravelBiz.com, REZconnect Technologies Inc. and the YTB Travel Network Division.

         We operate under various trade names, including Your Travel Biz, YTBnet.com Travel Network, Global Travel Network, Travel Network Vacation Central, YourTravelBiz.com, YTBnet.com and the following web sites:
Bookmytravel.com, REZconnect.com and RezCity.com.

         REZconnect Technologies operations are comprised of 3 operating groups. The first is an extension of its travel franchise system. The extension markets itself as REZcity.com, an online local city guide and online travel store. The other includes our technology section, which builds reservation systems using proprietary patent pending applications for suppliers within the travel industry; builds online travel stores for consumers of travel agents, as well as Super Sites for Travel Agents to book their clients travel and oversees and processes travel bookings from the websites. REZconnect Technologies, Inc. has signed contracts with numerous Consortium groups to build online super sites for their agent base. Contracts that have been signed include: Hickory Leisure, InteleTravel, OSSN, ARTA, GTM and the IT Group.

                  We operate the business under our trade names "Travel Network," "Global Travel Network", "Travel Network Vacation Central", as well as web sites "Bookmytravel.com," and "REZconnect.com." We are also a full-service provider of discount travel products and services to the leisure and small business traveler. We offer our customers a reliable source of travel products and services through our agreements with selected travel providers, including major airlines, cruise lines, hotels and car rental agencies, as well as wholesale travel providers. In addition, we offer our customers the ability to make reservations on over 424 airlines, at more than 35,000 hotels and with most major car rental companies, cruise lines and tour package operators.

         Our brick and mortar franchisee Travel Network and Global Travel Network fees range from $3,000 to $29,900 for domestic franchises and from $50,000 to $350,000 for individual international territories. Yearly service fees range from $2,000 to $9,000 per location. Commission rates paid by travel suppliers have been approximately 10% for hotel reservations, 5-10% for car rentals, and 10-15% for cruises and vacation packages. Airline tickets are a non-commissionable item and revenues are earned from service fees, which range from $4 to $15 per ticket.

         Our revenues are divided amongst our franchise systems. Travel Network and RezCity plus our online website (Book My Travel), fees and travel services to date has come from the franchise system, travel services and online site fees. We expect that REZconnect(R) Technologies will continue to play an important part in our 2005 revenue projections as we release the various applications within the travel and entertainment industries. During the last 3 years a larger portion of our expenses were related to our technology development. These expenses have been substantially reduced and should reflect in higher revenues in 2005.

         REZconnect's consumer driven websites provide strong content and book-ability with over 60 booking engines incorporated into one site, covering all aspects of the travel industry. Sites are available for use 24 hours, 7 days a week, allowing travel agents the ability to personally follow-up with the online consumer and provide customer service.

         REZconnect typically charges $49.95 per month, on a non-contract basis, to own and operate on an online travel site. If an agent signs a one year contract, the cost is reduced and the agent only pays for 11 months of service. The agencies that pay month to month must pay by credit card while yearly contracts can be paid either by check or credit card.

         Currently, there are over 10,000 consumer websites in operation. Site owners are permitted to solicit other organizations and associations to clone travel sites allowing for site owners to earn more revenue. The fee associated with a travel site clone is $25 per site, monthly.

         The REZcity.com is an extension of the Technologies activities who builds online travel stores for consumer use, as well as "Super Sites" for Travel Agents to book their clients travel and is an extension of the travel franchise system. The extension markets itself as an online local city guide and online travel store for over 53,000 towns throughout the United States. It provides a unique model for entrepreneurs and travel agencies to participate by licensing the local community content with rights to sell advertising and e-commerce solutions. The pricing of a local town of 25,000 in population is $1,500 for a one-time fee and an annual hosting fee of $150.00.

         We are the only company in this field offering every postal zip code in the U.S. with strong rich content provided by over 100 sources, including weather, entertainment, sports, news, various information guides with yellow page listings of over 15,000,000 businesses. This site is up and running and was first available in 1998. REZconnect took over the site in 2002 and is currently offering this product to companies within the travel community.

         To date, REZcity has signed 249 Single Unit franchises. A single unit franchise consists of a single town or zip code with a population of 25,000 or less. Franchisees are required to sell e-commerce and advertising solutions, to earn revenue, within their purchased territory and market their website to local residents residing in the community.

         In-house sales personnel have generally handled marketing of franchisees. All of the Company's franchised operations are independently owned and operated. REZcity operates two company-owned travel agencies. All sales of travel products by REZcity is made through its franchisees or through its interactive web site. Operational expenses consist of franchise system sales and support personnel, executive management and minimal administrative personnel.

          The Booking operating group, is a travel management company who operates several different franchise systems including storefront and online business models who processes and handles bookings (reservations) from over 10,000 websites.

         The Marketing operating group is a referral marketing group providing support services for the 8750 representatives, that are currently in the system. YourTravelBiz conducts business through recruitment, enrollment, initial training, and support of its sales force. This operating subsidiary is a referral marketing group providing support products and services for the 8,700 plus representatives. The representatives have the ability to book individual and group travel. The fulfillment is offered through interactive, real time booking engines and access to preferred deals with leading travel industry suppliers. The emerging market shift to internet for travel services presents the opportunity for advancement of products and services by referral relationships.

OVERVIEW

         Our revenues to date is predominately comprised of franchise fees and franchise service fees, commissions paid by travel providers and the retail value of travel agency related sales plus online hosting fees for websites. In addition, certain travel suppliers pay performance-based compensation known as "override commissions" or "overrides." Commission revenues and gross retail sales, net of allowances for cancellations, are recognized generally based on the expected date of travel. Overrides are recognized on an accrual basis once the amount has been confirmed with the travel supplier. Franchise fees are recognized when all material services and conditions required have been performed and the collect ability of the franchise fee is relatively assured. We generally defer recognition of franchise fees until such amounts have been collected from the franchisee. Franchise service fees are recognized on the accrual basis as earned. Online travel income is recorded when earned and is recognized based on the websites hosted.

         With respect to travel services, revenues are generated by transactions with customers who make offers to purchase tickets supplied by participating vendors. Because the Company is the merchant of record in these transactions, revenue for these services includes the total amount billed to the customer.

         The commission rates paid by travel suppliers, in addition to overrides, are determined by individual travel suppliers and are subject to change. Historically, typical standard base commission rates paid by travel suppliers have been approximately 10% for hotel reservations, 5% to 10% for car rentals and 10% to 16% for cruises and vacation packages. Based on the past several years leisure vendors (including tour operators, cruise lines and hotel and car packagers) have not reduced their commission levels but in fact have offered the Travel Network incentive commissions above the standard compensation for its volume business. The YTB Travel Network expects that its weighted average commission of online transaction revenues will increase due to the fact that its leisure bookings are much greater as a percentage of total sales than airline ticketing, the later offering the Company lower commissions. There can be no assurance that travel suppliers will not reduce commission rates paid to YTB Travel Network or eliminate such commissions entirely, which could, individually or in the aggregate, have a material adverse effect on the Company's business, operating results and financial condition. Each website travel storeowner pays a monthly fee of $5.00-$49.95 (depending upon multiple user contracts) plus the YTB International can earn transactional compensation from travel purchased off each website.

         The Company believes it is at the forefront of several growing trends: the increase in consumer spending in the travel industry, the boom in home-based businesses and the growing acceptance of conducting retail business on the internet. Tourism accounts for nearly 11% of all consumer spending worldwide. The travel industry, currently a $5 trillion business, is growing 23% faster than the global economy and spending on travel is expected to double in the next 5 years. Industry research shows that one "baby boomer", a segment comprised of nearly a billion people worldwide, will retire every eight seconds for the next 20 years. Luxury cruise ship companies and resort builders are gearing up for this wave of retirees. Secondly, with job security, as well as an ability to spend time with the family, an ever-increasing concern, we believe the ability to own a home-based business is becoming an even more attractive option.
Finally, we believe online travel planning will continue to make tremendous inroads in the marketplace as more people use the Internet to become better informed and save time and money.

Results of Operations

         The following table sets forth, for the periods indicated, the percentage relationship of certain items from the Company's consolidated statement of operations to total revenues:

                                                    Year Ended      Year Ended
                                                    December 31,    December 31,
                                                       2003             2004

Revenues


   Franchise fees                                          4.8 %           2.6%
   Franchise service fees and other fees                  23.7 %          19.2%
   Travel products and services                           56.1 %          55.0%
   Advertising and other                                   3.6 %          - 0 -
   Online Travel Stores (Net of Returns/Allowances)       11.8 %          12.8%
   New RTA Sales                                           - 0 -           2.3%
   Monthly  Maintenance Fees                               - 0 -           6.6%
   Printing and Administrative Service Fees                - 0 -           1.5%

                                                          -----          -----


TOTAL REVENUES                                            100  %         100  %
                                                          -----          -----

Operating Expenses

   Cost of travel products and sales                       21.9 %         24.9%
   Marketing and selling                                    1.3 %          2.8%
  Franchise services and products                           -0 -           4.1%
   General and administrative                              36.8 %         33.1%
Impairment of advertising receivable                       - 0 -           -0 -
Impairment of capitalized software costs                   32.6 %          -0-
Impairment of goodwill                                     - 0 -          - 0 -
Depreciation and amortization                              15.7 %          2.3%
Returns and Allowances (Netted against revenue above)       N/A             N/A
Commissions                                                37.8 %         40.7%

TOTAL OPERATING EXPENSES                                  146.1 %        107.9%

                                                           -----          -----

LOSS FROM OPERATIONS                                      (46.1 %)        (7.9%)


Other Income (Expenses)

Loss from Sales of  Short-term Investments                 (0.6 %)     - (0.2)%
Interest and Dividend Income                                0.8 %          1.0%
Interest Expense                                           (0.1)         (0.6)%

----- -----

TOTAL OTHER INCOME                                          0.1% -         0.2%

                                                            -----        -----

                                                            -----        -----

   Income (loss) before income taxes                      (46.0 )%       (7.7)%
   Income taxes                                             -0-            -0-

                                                           -----         -----

 Net income (loss)                                         (46.0)%       (7.7)%

                                                            =====        =====

REVENUES

         Franchise Fees. Franchise fees decreased in 2004 as compared to 2003 by
approximately   $17,774  as  a  result  of  increasing   market  conditions  and
management's decision in 2003.

         Franchise Service Fees and online service fees in 2004 increased similarly as compared to 2003 by approx-imately $147,256 an increase of 25.9% This was attributable to more franchisees in the system, partially offset by higher average franchise fees. Our franchise agreements require franchisees to pay monthly franchise fees or hosting fees, which have annual scheduled increases. Individual franchise arrangements can provide the REZconnect with annual fees ranging from $3,000 to $9,000 for Travel Network. In addition, each franchise agreement has a provision for an increase in our service fee based on year-over-year change in the consumer price index.

         Travel Products and Services. Travel products and services increased by approximately $709,687 from 2003 to 2004, an increase of approximately 52%. The increase is attributable to an increase in the number of representatives utilizing the Company as their travel provider in 2004.


         Online Travel Income. Online Travel Income increased by approximately $225,037 from 2003 to 2004, an increase of approximately 79%. The increase is attributable to an increase in the number of representatives promoting their website to their customer base creating greater sales.



OPERATING EXPENSES


         Commissions. Commissions increased by approximately $614,910 or 67.8% in 2004 as compared to 2003. The increase is a result of higher travel related revenues.


         Cost of Travel Products and Services. Cost of travel products and services increased by approximately $404,378 or 77% in 2004 as compared to 2003. These costs increased as a result of higher travel related revenues. Cost of travel products and services as a percentage of travel products and services sales was approximately 45% for 2004 and 39% for 2003.

         Marketing and Selling. The Marketing and selling expenses decreased by approximately $11,411 from 2003 to 2004. The decrease represents a change of approximately 1.5%. There were no significant changes in payroll costs, commissions and startup fees paid on the accounts receivable of the franchisees.


         General and Administrative. The General and administrative increased by approximately $353,830 or 40% from 2003 to 2004. The increase in general and administrative expense in 2004 is attributable to the merger of the two Companies.

         Goodwill. Goodwill amounted to $9,436,118 and the net intangible assets amounted to $6,458,333 in 2004. These two items resulted from the merger with YTB.


Variability of Results

         The Company's travel products and services gross bookings have increased from 2003 to 2004 due to increase in the number of hosted websites including additional franchises derived from REZcity.com and an increase in products and services sold to travel agencies utilizing our unique private label agent only web-based booking site. Cost of travel revenues have similarly increased from 2003 to 2004.

         As a result of the Company's operating history in online commerce and the variability that can be experienced by our franchising operations, the Company is unable to accurately forecast its revenues. The Company's current and future expense levels are based predominantly on its operating plans. The Company may be unable to adjust spending in a timely manner to compensate for any unexpected revenue shortfall. Accordingly, any significant shortfall in revenues would likely have an adverse effect on the Company's business, operating results and financial condition. Further, the Company currently intends to substantially increase its operating expenses to develop and offer new and expanded travel services, to fund increased sales and marketing and customer service operations to develop its technology and transaction processing systems. To the extent such expenses precede or are not subsequently followed by increased revenues, the Company's operating results will fluctuate and anticipated net losses in a given period may be greater than expected.
\

         The Company expects to experience fluctuations in its future quarterly operating results due to a variety of other factors, many of which are outside the Company's control. Factors that may adversely affect the Company's quarterly operating results include, but are not limited to (i) the Company's ability to retain existing customers, attract new customers at a steady rate and maintain customer satisfaction, (ii) changes in inventory availability from third party suppliers or commission rates paid by travel suppliers, (iii) the announcement or introduction of new or enhanced sites, services and products by the Company or its competitors, (iv) general economic conditions specific to the Internet, online commerce or the travel industry, (v) the level of use of online services and consumer acceptance of the Internet and commercial online services for the purchase of consumer products and services such as those offered by the Company,
(vi) the Company's ability to upgrade and develop its systems and infrastructure and to attract new personnel in a timely and effective manner, (vii) the level of traffic on the Company's online sites, (viii) technical difficulties, system downtime or Internet brownouts, (ix) the amount and timing of operating costs and capital expenditures relating to expansion of the Company's business, operations and infrastructure, (x) governmental regulation and (xi) unforeseen events affecting the travel industry, including terrorist activities similar to September 11 and the conflict with Iraq.


         In addition, the Company expects that it will experience seasonal business, reflecting seasonal fluctuations in the travel industry, Internet and commercial online service usage and advertising expenditures. The Company anticipates that travel bookings will typically increase during the first and second quarter in anticipation of summer travel and will typically decline during the third quarter. Internet and commercial online service usage and the rate of growth of such usage may be expected typically to decline during the summer. Depending on the extent to which the Internet and commercial online services are accepted as an advertising medium, seasonality in the level of advertising expenditures could become more pronounced for Internet-based advertising.

         Due to the foregoing factors, quarterly revenues and operating results are difficult to forecast, and the Company believes that period-to-period comparisons of its operating results will not necessarily be meaningful and should not be relied upon as an indication of future performance. It is likely that the Company's future quarterly operating results from time to time will not meet the expectations of security analysts or investors. In such event, the price of the Company's Common Stock would likely be materially and adversely affected.

         The material effects on our operations that we anticipate as a result of the merger with YTB will be a significant increase in RTAs and membership revenue, as well as a commensurate increase in related commission expense.


LIQUIDITY AND CAPITAL RESOURCES

         Cash used by operating activities in 2004 was approximately $866,000 as compared to cash provided by in operating activities of $554,000 in 2003.

         Cash provided by investing activities was approximately $476,000 in 2004 as compared to cash used by investing activities of approximately $551,000 in 2003.


         Cash provided by financing activities was approximately $353,000 in 2004 and used by financing activities was approximately $3,000 in 2003. As of December 31, 2004, we had approximately $25,449 in cash and approximately $528,311 in short-term investments. Based on the raising of capital from the sale of a convertible note which occurred in January 2005 for 2 million dollars and from an investment from issuance of stock in a private placement to investors in February 2005 for of $960,000.

         The Company believes that cash and short term investments on hand at December 31, 2004, its cash flow from operations and 2005 funding will be sufficient to meet its obligation on a timely basis for the next 12 months. That conclusion is reinforced because the consolidated Company has minimal debt service, development costs incurred in prior years are expected to decline as will its cash requirements since it expects greater revenues and income from YTB operations in 2005 (and are expected to have an even greater impact in 2006).

         The Company is contingently liable under the terms of a secured convertible note if the price of its common stock falls below a specified minimum amount. That contingent liability, based on $$0.80 on the first $1,000,000 purchased and $1.25 on the second $1,000,000 purchase, is up to $278,000 in 2005 and $667,000 in 2006 and beyond. The amount of contingent liability, if any, is highly speculative since it is based on the market price of the Company's stock as it may change over time.




FORWARD-LOOKING STATEMENTS

         All statements other than statements of historical fact included in this annual report, including without limitation statements regarding the company's financial position, business strategy and the plans and objectives of the company's management for future operations is forward-looking statements. When used in this annual report, words such as "anticipate", "believe," "estimate," "expect," "intend", and similar expressions, as they relate to the company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the company's management, as well as assumptions made by and information currently available to the Company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business and economic conditions. Competitive factors and pricing pressures, capacity and supply constraints. Such statements reflect the views of the Company with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy And liquidity of the company. Readers are cautioned not to place undue reliance on these forward-looking statements. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

Item 7. Financial Statements.


         Consolidated   financial   statements   prepared  in  accordance   with
Regulation S-B are listed in Item 13 of Part IV of this Report, are attached to this report and incorporated in this Item 7 by reference.


Item 8. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure None

Item 8A.  Controls and Procedures
--------  -----------------------


(a) Evaluation of disclosure controls and procedures. The Company's chief executive officer and principal financial officer, after evaluating the effectiveness of the Company's "disclosure controls and procedures" (as defined in the Securities Exchange Act of 1934 Rules 13a-15(e) and 15d-15(e)) as of the end of the period covered by this annual report (the "Evaluation Date"), have concluded that as of the Evaluation Date, the Company's disclosure controls and procedures were adequate and designed to ensure that material information relating to the Company and its consolidated subsidiaries would be made known to them by others within those entities.

(b) Changes in internal control over financial reporting. There were no significant changes in the Company's internal control over financial reporting during the fourth fiscal quarter that materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.





Item 8B.  Other Information
--------  -----------------------
          None

                                    PART III

Item 9.  Directors and Executive Officers, Promoters and Control Persons;
-------  -----------------------------------------------------------------------
         Compliance with Section 16(a) of the Exchange Act
         -------------------------------------------------

Directors and Executive Officers

        Set forth below is certain information concerning the directors and executive officers:

Name                                Age      Position/Title
-------                             ----        --------------


J. Lloyd Tomer                      70      Chairman of the Board of Directors

Michael Y. Brent*                   62      Director, Chief Executive Officer

Scott Tomer                         46      Director and President

Derek J. Brent*                     33      Director and Secretary

Kim Sorensen                        54      Director and Vice President

Harold L.Kestenbaum*                55      Director
------------
      *The existing Members of the Company's Board of Directors have served since November 1989 (Michael Brent); December 1991 (Mr. Kestenbaum); and April 1995 (Derek Brent).

         Mr. Michael Y. Brent, Chief Executive Officer and a Director, graduated from the University of Miami in June 1965 with a Bachelor of Arts in administration and accounting. From July 1965 through 1974, he was a Director of Convention Sales, for his family, hotel business. From 1974 - 1981, Mr. Brent owned and operated his own travel company. In 1982, he helped start Travel Network, Ltd. (one of our predecessors) and served as Vice President until June 1989 when he became it's Chief Operating Office and a part owner. In 1994, Mr. Brent became our President and Chief Executive Officer.

         Mr. Derek J. Brent, a Director as well as Secretary, the son of Michael
Y. Brent, graduated from the University of Maryland in June 1993 with a Bachelor of Business Administration and Accounting, majoring in accounting. He joined the Company's predecessor in May 1993, as sales consultant. In 1996, he became Director of Sales. On December 8, 2004 Mr. Derek Brent became President of REZconnect Technologies, Inc.

         Mr.  Harold  Kestenbaum,  Director,  graduated  from the  University of
Richmond School of Law in 1975, and is the Company's franchise and general counsel. Mr. Kestenbaum is engaged primarily in the independent practice of law, specializing In franchise and distribution law, representing franchisors only, both start-up and established from his Garden City, New York offices. He is, among other professional roles, a founding member of the New York State Bar Association's Franchising, Distribution and Licensing Law Section.

         Mr. J. Lloyd Tomer, Chairman of the Board of Directors, is a seasoned veteran of direct sales and marketing. After spending thirteen years in the ministry, he joined the A. L. Williams Company (now known as Primerica Financial Services) in January 1981. He achieved the level of Senior National Sales Director in 1985 and maintained that position through 2001. While at A. L. Williams he built a successful sales organization numbering in the thousands, whose combined life insurance sales was measured in the billions, with assets under management of $750 million. He sold his A. L. Williams business in January 2002 to devote his marketing expertise to YourTravelBiz.com. He attended Anderson College in Anderson, Indiana.

         Mr. Scott Tomer, a Director and President, worked with his father, Lloyd Tomer, at Primerica Financial Services from 1981-1993. Scott earned the level of National Sales Director at Williams and had the responsibility of field support and training for their sales force, where he trained over 2,000 sales personnel. He left the Williams organization to become a Certified Financial Planner, which he continued while specializing in real estate investing prior to co-founding YourTravelBiz.com in 2001.

         Mr. J. Kim Sorensen, a Director, brings to REZconnect Technologies, Inc. an extensive and successful business history. He has owned several businesses, and managed a multi-million dollar mixed real estate complex across from the Illinois state capital in Springfield. He was also a professional bowler and bowling proprietor from 1975-1980. He joined A. L. Williams in 1981 and earned the Sr. Vice President position in 1985. In 1990 Kim partnered with Lloyd Tomer to provide technical and management support for his growing sales organization through 2001. He is a co-founder of YourTravelBiz.com, and his expertise in computer technology has led to the development and management of many of the systems at YourTravelBiz.com.

         Mr. Ori Klein, Chief Technology Officer, a key independent contractor, has 5 years of experience in the conception, design and development of Internet solutions and 10 years of MIS experience. During the last several years, Mr. Klein worked for a major web development company of which REZconnect(R) was a significant client. Mr. Klein supervised and worked on our website and in the development of our web pages, infrastructure and menu-driven systems.

Compliance with Section 16(a) of the Securities Exchange Act

         Section 16(a) of the Exchange Act requires our executive officers, Directors and persons who own more than ten percent of a registered class of our equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers (the "NASD"). These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and NASD. Based solely on our review of the copies of the forms we have received, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal year 2004.


Code of Ethics

         The Sarbanes-Oxley Act ("SOX") was adopted by Congress July 2002 to impose corporate governance standards and associated disclosures on publicly reporting companies. One of those requirements related to adoption of a Code of Ethics promoting, among other objectives, "...honest and ethical conduct, including fair dealing and the ethical handling of conflicts of interest..." on executive level financial and accounting people for fiscal years ending after the July 15, 2003. The Company adopted the following Code of Ethics July 10, 2003 (and revised January 6, 2005), voluntarily extending such standards to all (not just financial and accounting) executive officers of the Company and any subsidiaries.

                             YTB INTERNATIONAL, INC.
                             -----------------------
                       CODE OF BUSINESS CONDUCT AND ETHICS
                       -----------------------------------

The Board of Directors of YTB International, Inc. (with its subsidiaries, the "Company") has adopted this code of ethics (this "Code") to:

     o Promote honest and ethical conduct, including fair dealing and the ethical handling of conflicts of interest;

     o    Promote full, fair, accurate, timely and understandable disclosure;

     o Promote compliance with applicable laws and governmental rules and regulations;

     o    Ensure the protection of the Company's  legitimate business interests,
          including   corporate    opportunities,    assets   and   confidential
          information; and

     o    Deter wrongdoing.

All directors, officers and employees of the Company are expected to be familiar with the Code and to adhere to those principles and procedures set forth in the Code that apply to them. The Company's more detailed policies and procedures set forth in Policies and Procedures Manual are separate requirements and are not part of this Code. Any questions regarding the Code should be addressed with the Company's "Code of Ethics Contact Person," initially Michael Y. Brent.

From time to time, the Company may waive some provisions of this Code. Any waiver of the Code for executive officers or directors of the Company may be made only by the Board of Directors, acting as a committee of the whole, and must be promptly disclosed as required by SEC. Any waiver for other employees may be made only by Michael Y. Brent, in his capacity as Code of Conduct Contact person in consultation with the Board and corporate and counsel as appropriate.

Honest and Candid Conduct
-------------------------

Each director, officer and employee owes a duty to the Company to act with integrity. Integrity requires, among other things, being honest and candid. Deceit and subordination of principle are inconsistent with integrity.

Accordingly, each director, officer and employee of the Company must:

     o Act with integrity, including being honest and candid while still maintaining the confidentiality of information where required or consistent with the Company's policies.
     o Observe both the form and spirit of laws and governmental rules and regulations, accounting standards and Company policies.
     o    Adhere to a high standard of business ethics.

Conflicts of Interest
---------------------

A "conflict of interest" occurs when an individual's private interest interferes or appears to interfere with the interests of the Company. A conflict of interest can arise when a director, officer or employee takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively. For example, a conflict of interest would arise if a director, officer or employee, or a member or his or her family, receives improper personal benefits as a result of his or her position in the Company. Any material transaction or relationship that could reasonably be expected to give rise to a conflict of interest should be discussed with the Code of Ethics Contact Person.

Service to the Company should never be subordinated to personal gain and advantage. Conflicts of interest should, wherever possible, be avoided. Conflict of interest situations involving directors, executive officers and other employees who occupy supervisory positions or who have discretionary authority in dealing with any third party specified below may include the following:

     o Any significant ownership interest in any supplier, customer or client;
     o Any consulting or employment relationship with any customer or client], supplier or competitor; o Any outside business activity that detracts from an individual's ability to devote appropriate time and attention to his or her responsibilities with the Company;
     o The receipt of non-nominal gifts or excessive entertainment from any company with which the Company has current or prospective business dealings;
     o Being in the position of supervising, reviewing or having any influence on the job evaluation, pay or benefit of any immediate family member; and
     o Selling anything to the Company or buying anything from the Company, except on the same terms and conditions as comparable directors, officers or employees are permitted to so purchase or sell.

Such situations, if material, should always be discussed with the Code of Ethics Contact Person. Approval of any such material transaction or relationship, including those listed above, is also required.

Anything that would present a conflict for a director, officer or employee would likely also present a conflict if it is related to a member of his or her family.

Disclosure
----------

Each director, officer or employee involved in the Company's disclosure process, including the Chief Executive Officer, the Chief Financial Officer, the Chief Accounting Officer, the Chairman of the Company and any President and/or CEO of an operating subsidiary (or any officer serving a similar function) (the "Senior Officers" for these purposes), is required to be familiar with and comply with the Company's disclosure controls and procedures and internal control over financial reporting, to the extent relevant to his or her area of responsibility, so that the Company's public reports and documents files with the Securities and Exchange Commission ("SEC") comply in all material respects with the applicable federal securities laws and SEC rules. In addition, each such person having direct or supervisory authority regarding these SEC filings or the Company's other public communications concerning its general business, results, financial condition and prospects should, to the extent appropriate within his or her area of responsibility, consult with other Company officers and employees and take other appropriate steps regarding these disclosures with the goal of making full, fair, accurate, timely and understandable disclosure.

Each director, officer or employee who is involved in the Company's disclosure process, including without limitation the Senior Officers, must:
     o Familiarize himself or herself with the disclosure requirements applicable to the Company a well as the business and financial operations of the Company.
     o Not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company's independent auditors, governmental regulators and self-regulatory organizations.
     o Properly review and critically analyze proposed disclosure for accuracy and completeness (or, where appropriate, delegate this task to others).

Compliance
----------

It is the Company's policy to comply with all applicable laws, rules and regulations. It is the personal responsibility of each employee, officer and director to adhere to the standards and restrictions imposed by those laws, rules and regulations.

It is against Company policy and in many circumstances illegal for a director, officer or employee to profit from undisclosed information relating to the Company or any other company. Any director, officer or employee may not purchase or sell any of the Company's securities while in possession of material nonpublic information relating to the Company. Also, any director, officer or employee may not purchase or sell securities of any other company while in possession of any material nonpublic information relating to that company.

Any director, officer or employee who is uncertain about the legal rules involving a purchase or sale of any Company securities or any securities in companies that he or she is familiar with by virtue of his or her work for the Company, should consult with the Company's securities counsel before making any such purchase of sale.

Reporting and Accountability
----------------------------

Is responsible for applying this Code to specific situations in which questions are presented to it and has the authority to interpret this Code in any particular situation. Any director, officer or employee who becomes aware of any existing or potential violation of this Code is required to notify the Code of Ethics Contact Person promptly. Failure to do so is itself a violation of this Code.

Any questions relating to how this Code should be interpreted or applied should be addressed to the Code of Ethics Contact Person. A director, officer or employee who is unsure of whether a situation violates this Code should discuss the situation with the Code of Ethics Contact Person to prevent possible misunderstandings and embarrassment at a later date.

Each director, officer or employee must:

     o Notify the Code of Ethics Contact Person promptly of any existing or potential violation of this Code.
     o Not retaliate against any other director, officer or employee for reports of potential violations that are made in good faith.

The Board, acting as a committee of the whole, in consultation with the Company's corporate counsel, shall take all action they collectively consider appropriate to investigate any reported violations. If a violation has occurred, the Company will take such disciplinary or preventive action as it deems appropriate, after consultation with the Board, in the case of a director or Senior Officer, or the Code of Ethics Contact Person in the case of any other employee.

Upon being notified that a violation has occurred, the Board of Directors or the Code of Ethics Contact Person, as the case may be, will take such disciplinary or preventive action as it deems appropriate, up to and including dismissal or, in the event of criminal or other serious violations of law, notification of appropriate governmental authorities.

All employees are reminded that, from time to time, the Company may waive some provisions of this Code. Any waiver of the Code for executive officers or directors of the Company may be made only by the Board of Directors, acting as a committee of the whole, and must be promptly disclosed as required by SEC. Any waiver for other employees may be made only by Michael Y. Brent, in his capacity as Code of Conduct Contact person in consultation with the Board and corporate and counsel as appropriate.

Corporate Opportunities
-----------------------

Directors, officers and employees owe a duty to the Company to advance the Company's business interests when the opportunity to do so arises. Directors, officers and employees are prohibited from taking (or directing to a third party) a business opportunity that is discovered through the use of corporate property, information or position, unless the Company has already been offered the opportunity and turned it down. More generally, directors, officers and employees are prohibited from using corporate property, information or position for personal gain and from competing with the Company.

Sometimes the line between personal and Company benefits is difficult to draw, and sometimes there are bother personal and Company benefits in certain activities. Directors, officers and employees who intend to make use of Company property or services in a manner not solely for the benefit of the Company should consult beforehand with the Code of Ethics Contact Person.

Confidentiality
---------------

In carrying out the Company's business, directors, officers and employees often learn confidential or proprietary information about the Company, its customers or clients, suppliers, or joint venture parties. Directors, officers and employees must maintain the confidentiality of all information so entrusted to the, except when disclosure is authorized or legally mandated. Confidential or proprietary information of the Company, and of other companies, includes any non-public information that would be harmful to the relevant company or useful or helpful to competitors if disclosed.

Fair Dealing
------------

We have a history of succeeding through honest business competition. We do not seek competitive advantages through illegal or unethical business practices. Each director, officer and employee should endeavor to deal fairly with the Company's customers or clients, service providers, suppliers, competitors and employees. No director, officer or employee should take unfair advantage of anyone through manipulation, concealment, abuse or privileged information, misrepresentation of material facts, or any unfair dealing practice.

Protection and Proper Use of Company Assets
-------------------------------------------

All directors, officers and employees should protect the Company's assets and ensure their efficient use. All Company assets should be used only for legitimate business purposes.




Item 10.   Executive Compensation
-------   ----------------------

Director, Officer and Contract Manager Compensation

         All employees are paid a salary commensurate with their responsibility and position. Certain officers and contract managers are paid a bonus (see chart below) based on our results of operations and the respective employee's contribution there to. The following table sets forth certain information regarding compensation for the fiscal year ended December 31, 2004, and the two prior years, earned by or paid to our current Chief Executive Officer, other executive officers and directors (collectively the "Directors and Officers") and one independent contractor manager.

Directors and Officers     Fiscal Year           Salary        Bonus    Options
----------------------     -----------           ------        -----    -------

Michael Y. Brent                  2004         $236,000          N/A    200,000

                                  2003         $221,000          N/A    200,000

                                  2002         $152,000      $54,000    200,000

Derek J. Brent                    2004         $120,000         $N/A    100,000

                                  2003          $46,000       $5,000    100,000

                                  2002          $43,000       $3,000    100,000

Harold L. Kestenbaum              2004           $9,000          N/A     20,000

                                  2003           $9,000          N/A     20,000

                                  2002          $15,000          N/A     20,000

J. Lloyd Tomer                    2004               $0           $0          0

                                  2003               $0           $0          0

                                  2002               $0           $0          0

J. Kim Sorensen                   2004         $115,108           $0          0

                                  2003          $90,430           $0          0

                                  2002          $56,328           $0          0

J. Scott Tomer                    2004         $116,793           $0          0

                                  2003          $80,631           $0          0

                                  2002          $45,800           $0          0

Contract Managers

Ori Klein                         2004          $36,000            0          0

                                  2003          $36,000            0          0

                                  2002          $36,000            0          0

Employment Agreements

         We have entered into a long-term employment agreement with each of Mr. Michael Brent, Mr. J. Kim Sorensen, Mr. J. Scott Tomer and Mr. Derek Brent. All employment agreements expire December 31, 2009 and subject each officer to confidentiality provisions, as well as non-raid and non-compete provisions for an additional 2 years following termination of employment.

         Mr. Michael Brent receives a base annual salary of $240,000, increasing annually in $12,000 increments. Mr. Brent receives an override on the RTA sales and monthly fees generated by "representative position #1" of the YourTravelBiz.com sales organization equal to 16.69% of the monthly commissions and overrides earned by said position #1, paid monthly. Additionally, Mr. Brent receives a cash bonus based on the net pre-tax income of the Company equal to 2% if net pre-tax income is between $500,000 and $1,500,000, 2.25% if net pre-tax income is between $1,500,000 and $3,000,000 and 2.5% if net pre-tax income is at least $3,000,000. Mr. Brent receives a car allowance and health and medical insurance provided by the Company. The Company has also taken out a term life insurance policy on the life of Mr. Brent in an amount equal to three times his annual base salary, payable to beneficiaries designated by him.

         Each of Messrs. Sorensen and Tomer receives a base annual salary of $120,000, increasing annually in $12,000 increments. They each receive an override on RTA sales and monthly fees generated by "representative position 2" of the yourtravelbiz.com sales organization equal to 50% of the monthly commissions and overrides earned by such representative position 2, paid monthly. Although Messrs. Sorensen and Tomer were not employed by the Company, for the entire fiscal year 2004, the amount of such override, which would have been received last year, was approximately $0.00 and is reasonably expected to be $60,000 for fiscal year 2005. Additionally, each of Messrs. Sorensen and Tomer receives a cash bonus based on the net pre-tax income of the Company equal to 2% if net pre-tax income is between $500,000 and $1,500,000, 2.25% if net pre-tax income is between $1,500,000 and $3,000,000 and 2.5% if net pre-tax income is at least $3,000,000. They each receive a car allowance and health and medical insurance provided by the Company. The Company has also taken out a term life insurance policy on the lives of Messrs. Sorensen and Tomer in an amount equal to three times their respective annual base salary, payable to beneficiaries designated by each.

         Our counsel has advised us that we have a fiduciary responsibility for the safekeeping and use of all company assets. Management is accountable to each shareholder and required to exercise good faith and integrity with respect to our affairs. (For example, management cannot commingle our property of any other person, including that of any current or future member of management.)

         The SEC has stated that, to the extent any exculpatory or indemnification provision includes indemnification for liabilities arising under the Securities Act of 1933,it is the opinion of the SEC that this indemnification is contrary to public policy and, therefore, unenforceable. Shareholders who believe that our management may have violated applicable law regarding fiduciary duties should consult with their own counsel as to their evaluation of the status of the law at that time.

         According to federal and state statutes, including the New York General Corporation Law, shareholders in a corporation have the right to bring class action suits in federal court to enforce their rights under federal securities laws. Shareholders who have management where the losses result from a violation of SEC rules. It should be noted, however, that it would be difficult to establish a basis for liability that we have not met these SEC standards. This is due to the broad discretion given the directors and officers of a corporation to act in our best interest.

Option/SAR Grants in Last Fiscal Year

         The following table sets forth certain information with respect to stock options granted to the officers named in the Summary Compensation Table during the fiscal year ended December 31, 2004.

                                Individual Grants

            ---------------------------------------------------------
                         Number of       % of Total
                          Securities     Options Granted   Exercise
                         Underlying       Employees in     Price      Expiration
Name                  Options Granted (1)  Fiscal Year     per Share  Date
-------               --------------       --------------  ---------  ----------
Michael Y. Brent         200,000                40%        $1.00      2006
Stephanie Abrams         100,000                20%        $1.00      2006
Derek J. Brent           100,000                20%        $1.00      2006

(1)  These options are exercisable for seven years.

Aggregated Option/SAR Exercises and Fiscal Year-End Options/SAR Value Table

         The following information concerns the exercise of each stock option and/or free standing SAR during the last fiscal year by each of the named executive officers and the aggregate fiscal year-end value of unexercised options and SARs.

                                  Number of
                             Securities Underlying              Value of Unexercised
                               Unexercised Options               In-The-Money Options
                      at Fiscal Year End                          at Fiscal Year End
Name               Exercise Realized Exercisable/Unexercisable Exercisable/Unexercisable
----               -------- -------- ------------------------- -------------------------

Michael Brent          -        -            - / 200,000            $ - / -
Stephanie Abrams       -        -            - / 100,000            $ - / -
Derek J. Brent         -        -            - / 100,000           $ - / -

Indemnification Agreements

         We have entered into separate indemnification agreements with our officers and directors and we have agreed to provide indemnification with regard to specified legal proceedings so long as the indemnified officer or director has acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, our best interests and, with respect to any criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful. We only provide indemnification for expenses, judgments, fines and amounts paid in settlement actually incurred by the relevant officer or Director, or on his or her behalf, arising out of proceedings brought against the officer or Director by reason of his or her corporate status.

Item 11.  Security Ownership of Certain Beneficial Owners and Management
--------     --------------------------------------------------------------

         The following table sets forth information known to the Company with respect to the beneficial ownership of each class of the Company's capital stock as of the date hereof for (1) each person known by the Company to beneficially own more than 5% of each class of the Company's voting securities, (2) each executive officer, (3) each of the Company's directors and (4) all of the Company's executive officers and directors as a group. The number of shares beneficially owned is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting or investment power and also any shares which the individual has the right to acquire within 60 days of the date hereof, through the exercise or conversion of any stock option, convertible security, warrant or other right. Including those shares in the tables does not, however, constitute an admission that the named shareholder is a direct or indirect beneficial owner of those shares. The table also presents the number of votes each person is entitled to cast on any matter submitted to a vote of the holders of Common Stock. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity. Unless otherwise indicated, the address of each of the following persons is 560 Sylvan Avenue, Englewood, NJ 07632.


                                                            Series B
                              Common Stock(1)                    Stock(1)(2)      Voting Power
Name                       Number         Pct.       Number              Pct      Number     Pct.
Michael Y. Brent           5,103,032     10.21%         0                 --      5,103,032   10.21%
Derek Brent                1,120,234      2.24%         0                 --      1,120,234    2.24%
Harold Kestenbaum             20,454      0.04%         0                 --        20,454     0.04%
J. Lloyd Tomer             4,127,259      8.25%    2,174,279           53.13%     6,301,538   12.60%
J. Scott Tomer             1,528,125      3.05%      767,321           18.75%     2,295,446    4.59%
J. Kim Sorensen            1,551,924      3.10%      767,321           18.75%     2,319,245    4.64%
All directors and
officers as a group       13,451,028     26.89%    3,708,921           90.63%    17,159,949   34.32%
-------
(1) The  address of each of the  individuals  and  entities in this table is 560
Sylvan  Avenue,  Englewood  Cliffs,  New Jersey 07632.  (2) This  compilation is prepared as of December 31, 2004.  Such Series B Preferred  Stock was  converted into the underlying Common Stock on January 9, 2005.



                                     PART IV

Item 12.   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------   ----------------------------------------------

         At the current time, we have no provision to issue any additional securities to management, promoters or their respective affiliates or associates. While the Board of Directors recently adopted an employee stock option or pension plan, any issuance would be in accordance with the terms thereof and proper approval. Although we have a very large amount of authorized but unissued common stock which may be issued without further shareholder approval or notice, we intend to reserve such stock for certain offerings contemplated for continued expansion, acquisitions and properly approved employee compensation at such time as such plan is adopted.

         Because of certain statutory and case law relating to broad discretion granted management of company, typically directors and officers of a corporation are indemnified by and have limited monetary liability to its shareholders. Failure of management to satisfy its fiduciary responsibility to shareholders could subject management to certain claims. The following inherent or potential conflicts of interest should be considered by prospective investors before subscribing for shares.

         While we may enter into transactions with affiliates in the future, we intend to continue to enter into such transactions only at prices and on terms no less favorable to us than transactions with independent third parties. See for example, the descriptions in "Summary Executive Compensation" and
"Employment Agreement with Our Chief Executive Officer." In that context, we will require any director or officer who has a pecuniary interest in a matter being considered to recuse themselves from any negotiations. In any event, any debt instruments in the future are expected generally to prohibit us from extending loans to Company principals.

Item 13.    Exhibits, Financial Statement Schedules and Reports on Form 8-K
--------    ---------------------------------------------------------------

     (a)    Financial Statements

     The financial statements listed in the accompanying index to financial statements and schedule on Page F-1 are filed as part of this Report.

     (b) Exhibits

Exhibit
  No.                         Exhibits
-------                       --------


     10.1  Genesis Web Hosting Agreement
     10.2  YTBL Franchise Agreement
     10.3 YTBL Area Franchise Agreement (otherwise known as the Master Franchise Agreement)
     10.4  Taurus TeleSys Inc. Software License Agreement
     10.5  MyCity.com, Inc..-411 Web Directory, Inc. Licensing Agreement"



     31.1* Chief Executive Officer Certification pursuant to Rule 13a-14(a) or 15d-14(a) of the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

     31.2* Chief Financial Officer Certification pursuant to Rule 13a-14(a) or 15d-14(a) of the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

     32.1* Chief Executive Officer Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     32.2* Chief Financial Officer Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
   -----------------------
   * Filed herewith.

     (c) Reports on Form 8-K
         None

                                   SIGNATURES




         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, YTB International, Inc. (successor to REZconnect(R) Technologies, Inc.) has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized on the 25th day of August , 2005.



                                 YTB International, Inc.
                                 (successor to REZconnect(R) Technologies, Inc.)

                                 /s/ Michael Y. Brent
                                 ------------------------------------
                                 Michael Y. Brent, Director and
                                 Chief Executive Officer





         Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of YTB International, Inc. (successor to REZconnect(R) Technologies, Inc.) in the capacities indicated on the 25th day of August , 2005.

/s/ Michael Y. Brent         Director and                         August 25,2005

                             Chief Executive Officer
------------------------
Michael Y. Brent




/s/ J. Lloyd Tomer           Chairman of the                      August 25,2005

                             Board of Directors
------------------------
J. Lloyd Tomer





/s/ J. Scott Tomer           Director and President               August 25,2005


------------------------
J. Scott Tomer




/s/ J. Kim Sorensen          Director and Vice President          August 25,2005


------------------------
J. Kim Sorensen




/s/ Derek Brent              Director, Secretary and              August 25,2005
                             Chief Financial and Accounting Officer

------------------------
Derek Brent




/s/ Harold Kestenbaum        Director                             August 25,2005


------------------------
Harold Kestenbaum

                          REZCONNECT TECHNOLOGIES, INC.

                              FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2004 AND 2003

                         REZCONNECT TECHNOLOGIES, INC.

                               TABLE OF CONTENTS

                     YEARS ENDED DECEMBER 31, 2004 AND 2003


                                                                                                           Page(s)
                                                                                                           -------
Independent Auditors' Report                                                                                 F1

Financial Statements (Audited)

       Balance Sheets                                                                                        F2

       Statements of Operations                                                                              F3

       Statements of Changes in Stockholders' Equity                                                         F4

       Statements of Cash Flows                                                                              F5

Notes to Financial Statements                                                                            F6 - F22

Supplementary Schedules of General and Administrative Expenses                                              F23

Pro Forma Financial Information (Unaudited)

       Introduction to Pro Forma Consolidated Financial Statements                                          F24

       Pro Forma Consolidated Statement of Operations - 2004                                                F25

       Pro Forma Consolidated Statement of Operations - 2003                                                F26

       Notes to Pro Forma Consolidated Financial Statements                                             F27 - F30

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of
 Rezconnect Technologies, Inc.
Englewood Cliffs, New Jersey


We have audited the accompanying balance sheets of Rezconnect Technologies, Inc. as of December 31, 2004 and 2003, and the related statements of operations, changes in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rezconnect Technologies, Inc. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 22 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


Dischino & Associates, P.C.
Certified Public Accountants
 and Business Consultants

Fairfield, New Jersey



August 25, 2005





                                      (F1)




                         REZCONNECT TECHNOLOGIES, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2004 AND 2003
                                   (NOTE 12)

                                     ASSETS

                                                                                  2004            2003
                                                                          ------------    ------------

CURRENT ASSETS
      Cash ............................................................   $     25,449    $     62,718
      Available-for-sale securities ...................................        528,311         732,135
      Current portion of notes receivable .............................         24,240         112,490
      Accounts receivable (less allowance for doubtful
          accounts of $65,009 in 2004 and $4,061 in 2003) .............        383,033         255,244
      Current portion of prepaid commissions ..........................      1,716,958            --
      Loans receivable ................................................        122,195            --
      Other current assets ............................................         15,312            --
                                                                          ------------    ------------
TOTAL CURRENT ASSETS ..................................................      2,815,498       1,162,587

PROPERTY AND EQUIPMENT (NET) ..........................................         73,121            --

INTANGIBLE ASSETS (NET) ...............................................      6,458,333            --

GOODWILL ..............................................................      9,436,118            --

OTHER ASSETS
      Capitalized software costs (less accumulated amortization
         of $105,222 in 2004 and $54,557 in 2003) .....................         79,514          72,469
      Notes receivable, less current portion ..........................        137,360         637,444
      Prepaid commissions, less current portion .......................      1,845,936            --
      Security deposits and other assets ..............................         10,460          13,133
                                                                          ------------    ------------
TOTAL OTHER ASSETS ....................................................      2,073,270         723,046
                                                                          ------------    ------------

TOTAL ASSETS ..........................................................   $ 20,856,340    $  1,885,633
                                                                          ============    ============


              LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
      Current maturities of long-term debt ............................   $     19,532    $     20,368
      Short-term notes payable ........................................        202,342            --
      Accounts payable and accrued expenses ...........................        743,743         105,776
      Current portion of deferred revenue .............................      1,737,984         112,490
                                                                          ------------    ------------
TOTAL CURRENT LIABILITIES .............................................      2,703,601         238,634

OTHER LIABILITIES
      Long-term debt, less current maturities .........................        283,221         300,802
      Deferred revenue, less current portion ..........................      1,956,324         632,862
      Security deposits ...............................................         20,920          26,266
                                                                          ------------    ------------
TOTAL OTHER LIABILITIES ...............................................      2,260,465         959,930
                                                                          ------------    ------------

TOTAL LIABILITIES .....................................................      4,964,066       1,198,564

STOCKHOLDERS' EQUITY
      Preferred stock- Series B convertible, par value $.001; 5,000,000
          shares authorized, 4,092,376 shares issued and outstanding ..          4,092            --
      Common stock, par value $.001; 20,000,000 shares authorized,
          18,976,125 and 10,879,983 shares issued and outstanding .....         18,976          10,880
      Additional paid-in capital in excess of par .....................     22,055,712       6,574,385
      Accumulated deficit .............................................     (6,186,506)     (5,898,196)
                                                                          ------------    ------------
TOTAL STOCKHOLDERS' EQUITY ............................................     15,892,274         687,069
                                                                          ------------    ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ............................   $ 20,856,340    $  1,885,633
                                                                          ============    ============


       See independent auditors' report and notes to financial statements




                                      (F2)

                         REZCONNECT TECHNOLOGIES, INC.
                            STATEMENTS OF OPERATIONS
                     YEARS ENDED DECEMBER 31, 2004 AND 2003
                                   (NOTE 12)




                                                           2004            2003
                                                   ------------    ------------

REVENUE
      Franchise fees ...........................   $     97,506    $    115,280
      Franchise service and other fees .........        716,801         569,545
      Travel products and services .............      2,056,617       1,346,930
      Online travel income .....................        507,508         282,471
      Advertising and other ....................          2,571          85,862
      New RTA sales ............................         84,656            --
      Monthly maintenance fees .................        248,092            --
      Printing and administrative service fees .         54,569            --
                                                   ------------    ------------
GROSS REVENUE ..................................      3,768,320       2,400,088

LESS: RETURNS AND ALLOWANCES ...................         29,810            --
                                                   ------------    ------------

NET REVENUE ....................................      3,738,510       2,400,088

OPERATING EXPENSES
      Commissions ..............................      1,521,145         906,235
      Cost of travel services and products .....        930,519         526,141
      Depreciation and amortization ............         86,169         376,486
      Franchise services and products ..........        153,035            --
      Marketing and selling ....................        103,418          31,535
      General and administrative ...............      1,237,906         884,076
      Impairment of capitalized software costs .           --           783,207
                                                   ------------    ------------
TOTAL OPERATING EXPENSES .......................      4,032,192       3,507,680
                                                   ------------    ------------

LOSS FROM OPERATIONS ...........................       (293,682)     (1,107,592)

OTHER INCOME (EXPENSES)
      Loss from sales of short-term investments          (8,458)        (14,113)
      Interest and dividend income .............         38,096          18,225
      Interest expense .........................        (22,596)         (1,885)
                                                   ------------    ------------
TOTAL OTHER INCOME .............................          7,042           2,227
                                                   ------------    ------------

LOSS BEFORE INCOME TAXES .......................       (286,640)     (1,105,365)

INCOME TAXES ...................................          1,670           2,118
                                                   ------------    ------------

NET LOSS .......................................   $   (288,310)   $ (1,107,483)
                                                   ============    ============

NET LOSS APPLICABLE TO COMMON STOCKHOLDERS .....   $   (288,310)   $ (1,107,483)
                                                   ============    ============

LOSS PER SHARE:
      WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING     11,867,842       9,912,983
                                                   ============    ============

      BASIC AND DILUTED LOSS PER SHARE .........   $      (0.02)   $      (0.11)
                                                   ============    ============


       See independent auditors' report and notes to financial statements




                                      (F3)


                         REZCONNECT TECHNOLOGIES, INC.
                 STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                     YEARS ENDED DECEMBER 31, 2004 AND 2003
                                   (NOTE 12)




                                  Series B Convertible                                  Additional                       Total
                                     Preferred Stock            Common Stock              Paid-In      Accumulated    Stockholders'
                                -----------------------   --------------------------
                                   Shares       Amount      Shares          Amount        Capital        Deficit         Equity
                                -----------    --------   ------------   -----------  ------------    ------------     -----------

BALANCE AT JANUARY 1, 2003                - $         -  9,362,983    $      9,362   $   6,198,963   $ (4,655,773)  $     1,552,552

COMMON SHARES ISSUED
   FOR SERVICES                           -           -  1,100,000           1,100          40,900                -         242,000

NET LOSS                                  -           -          -               -               -     (1,107,483)       (1,107,483)
                                -----------   --------- ------------    -----------    ------------    ------------   --------------

BALANCE AT DECEMBER 31, 2003
   (AS ORIGINALLY REPORTED)               -           - 10,462,983          10,462       6,439,863     (5,763,256)          687,069

PRIOR PERIOD ADJUSTMENT                   -           -    417,000              418        134,522       (134,940)                -
                                -----------   --------- ------------    -----------    ------------    ------------   --------------

BALANCE AT DECEMBER 31, 2003
   (AS RESTATED)                          -           - 10,879,983          10,880       6,574,385     (5,898,196)          687,069

COMMON SHARES ISSUED
   FOR SERVICES                          -            -     166,142            166         121,504               -          121,670

ISSUANCE OF COMMON SHARES
   TO OFFICERS                           -            -     500,000            500         113,900               -          114,400

SHARES EXCHANGED IN MERGER
  WITH YOURTRAVELBIZ.COM, INC.   4,092,376        4,092   7,430,000          7,430      15,245,923               -       15,257,445

NET LOSS                                 -            -           -              -               -        (288,310)        (288,310)
                                -----------   --------- ------------    -----------    ------------    ------------   --------------

BALANCE AT DECEMBER 31, 2004     4,092,376  $     4,092  18,976,125   $     18,976   $  22,055,712   $  (6,186,506) $    15,892,274
                                ===========   ========= ============    ===========    ============    ============   ==============

       See independent auditors' report and notes to financial statements



                                      (F4)




                         REZCONNECT TECHNOLOGIES, INC.
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 2004 AND 2003
                                   (NOTE 12)



                                                                          2004           2003
                                                                   -----------    -----------

CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss ...................................................   $  (288,310)   $(1,107,483)
    Adjustments to reconcile net loss to net cash
       provided (used) by operating activities:
          Depreciation and amortization ........................        86,169        376,486
          Impairment of capitalized software costs .............          --          783,207
          Common shares issued for services ....................          --          242,000
          Provision for losses on accounts receivable ..........        60,948           --
          Loss from sales of short-term investments ............         8,458           --
          Changes in assets and liabilities:
              (Increase) decrease in accounts receivable .......      (188,737)        15,562
              Increase in other current assets .................       (15,312)          --
              Increase in security deposits and other assets ...        (2,673)        (8,181)
              Increase in accounts payable and accrued expenses         87,414         24,163
              Increase (decrease) in revenue received in advance      (613,938)       228,430
                                                                   -----------    -----------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES ...............      (865,981)       554,184

CASH FLOWS FROM INVESTING ACTIVITIES
          Purchases of computer software .......................       (35,947)      (297,827)
          Principal payments received on notes and loans .......       316,139           --
          Proceeds from sales of short-term investments ........       554,804           --
          Investments in marketable securities .................      (359,438)       (20,615)
          Loans to franchisees .................................          --         (233,012)
                                                                   -----------    -----------
NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES ...............       475,558       (551,454)

CASH FLOWS FROM FINANCING ACTIVITIES
          Proceeds from issuance of long-term debt .............       117,084           --
          Proceeds from issuance of common stock ...............           666           --
          Contributions to capital .............................       235,404           --
          Principal payments on debt ...........................          --           (3,330)
                                                                   -----------    -----------
NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES ...............       353,154         (3,330)
                                                                   -----------    -----------

NET DECREASE IN CASH ...........................................       (37,269)          (600)

CASH, BEGINNING OF YEAR ........................................        62,718         63,318
                                                                   -----------    -----------

CASH, END OF YEAR ..............................................   $    25,449    $    62,718
                                                                   ===========    ===========



Supplemental disclosure of cash flow information:
Interest paid during the year ..................................   $    22,596    $      --

Supplemental schedule of noncash investing and financing activities:
The Company acquired all of the common stock of YourTravelBiz.com, Inc. in exchange for capital stock valued at $15,257,445. The fair value of the identifiable assets acquired totaled $15,062,169 and liabilities of $760,891 were assumed.





       See independent auditors' report and notes to financial statements



                                      (F5)

                          REZCONNECT TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003


NOTE 1 - NATURE OF OPERATIONS


Rezconnect Technologies, Inc. (the "Company") was incorporated in the State of New York on December 4, 1981 under the original name of Playorena, Inc. The Company is a franchisor of traditional "brick and mortar" travel agencies as well as internet-based travel-related services and technology offering proprietary reservation systems for the travel and entertainment industry. The Company is also a full-service provider of discount travel products and services to the leisure and small business traveler. The Company operates under various trade names, including "Your Travel Biz", "YTBnet.com", "Travel Network", "Global Travel Network" and "Travel Network Vacation Central", as well as internet websites "Bookmytravel.com", "REZconnect.com" and "RezCity.com". The Company maintains its corporate headquarters in the State of New Jersey and currently provides services to customers located throughout the United States, with the expectation of doing business worldwide in 2005.

On December 8, 2004, the Company acquired 100% of the outstanding common shares from the stockholders of YourTravelBiz.com, Inc. ("YTB"), following requisite approval by the Boards of Directors and stockholders, in a business combination structured as a statutory merger under New York State law and the reorganization provisions of the Internal Revenue Code. This acquisition, recorded at a total value of $15,257,445, was effected through an exchange of equity interests, with the Company exchanging 7,430,000 shares of its common stock and 4,092,376 shares of its Series B convertible preferred stock for all of the outstanding common stock of YTB (see Note 11). Each share of such Series B convertible preferred stock was converted into one share of common stock on January 9, 2005 following the re-incorporation of the Company and corresponding increase in its number of authorized shares, as described below.


On January 4, 2005, subsequent to the New York merger between the Company and YTB, the assets of this combined entity were assigned respectively to three newly-organized privately-held Delaware corporations, respectively YourTravelBiz.com, Inc., Rezconnect Technologies, Inc. and YTB Travel Network, Inc., with each new entity becoming a wholly-owned subsidiary of the Company on that date.


Further, on January 4, 2005 the Company re-incorporated in the State of Delaware by means of a "downstream merger" between the Company and a Delaware corporation named YTB International, Inc. The Company then changed its name to YTB International, Inc. and increased the number of its authorized common shares to 50,000,000, while maintaining the same 5,000,000 authorized preferred shares. As a consequence of this Delaware merger and associated re-incorporation, YTB
International, Inc. became the successor to the Company and to the Company's three subsidiaries, YourTravelBiz.com, Inc. (Delaware), Rezconnect Technologies, Inc. (Delaware), and YTB Travel Network, Inc. (Delaware), with each subsidiary becoming a wholly-owned subsidiary of YTB International, Inc. on January 4, 2005.





                        See independent auditors' report


                                      (F6)

                          REZCONNECT TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

NOTE 1 - NATURE OF OPERATIONS (CONTINUED)


Each of the three aforementioned operating subsidiaries was formed to divide the Company's operations into three basic divisions. The YourTravelBiz.com, Inc. subsidiary markets online travel agencies on behalf of YTB Travel Network, Inc. by use of sales representatives. Such allows the representatives to build a linked-by-sponsorship network of representatives. The Rezconnect Technologies, Inc. subsidiary owns, maintains and develops online and other booking technologies for suppliers within the travel industry. It also franchises brick and mortar travel agencies. The YTB Travel Network, Inc. subsidiary is a travel agency which books travel transactions, collects payments and licensing fees, and pays sales commissions.


All of the Company's franchised operations are independently owned and operated. All sales of travel products by the Company are made through its independent agencies and franchisees, or through its interactive websites. Operational expenses consist of franchise system sales and support personnel, executive management and minimal administrative personnel.


The Company is also engaged in the business of wholesale travel, providing products and services to its franchisees which are obtained from tour operators and cruise lines, and operates as a retail travel agency through its booking subsidiary (Rezconnect), as described in greater detail above.

The Company had signed an exclusive 20-year management agreement with YTB in 2002 to provide travel website hosting to YTB. Upon its acquisition of YTB, the contract language was modified to eliminate the 20-year exclusivity clause. No other contract terms or clauses changed as a result of the merger. Fees remain billable as per the original terms of the agreement and are recorded as intercompany transactions.


In recent years, the Company began shifting its operations away from franchising in order to concentrate on developing its internet travel agency business. The Company's investments in software and technology are directed towards the enhancement of its online travel agency.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation
---------------------
The financial statements include the income and expense account activity of YourTravelBiz.com, Inc. from the date of acquisition (December 8, 2004) to December 31, 2004 (see Notes 1 and 12).

Basis of accounting
-------------------

The financial statements have been prepared in accordance with U.S. generally accepted accounting principles, using the accrual method. Accordingly, revenues are recorded in the period in which they are earned and expenses are recorded in the period in which they are incurred.

Cash and cash equivalents
-------------------------
Cash and cash equivalents include all highly-liquid investments with original maturities of three months or less when purchased.


                        See independent auditors' report

                                      (F7)

                          REZCONNECT TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of estimates
----------------

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include those related to the recoverability of capitalized software costs and receivables generated from advertising sales.


Revenue recognition
-------------------

Franchise fees
--------------
Payment of an initial franchise fee is due upon the execution of a franchise agreement with the franchisee. Such franchise fee is assessed for the right of the franchisee to conduct business by the use of resources provided by the Company. Payment may be in the form of cash, notes or a combination thereof. Revenue is deferred until all material conditions prior to the opening of a franchised business have been satisfied and all substantial doubts of collectibility have been eliminated, which is generally upon the receipt of payment. Such conditions include the selection of a site location by the franchisee and the subsequent execution of a corresponding lease agreement. The associated rights of customers and the Company's obligations over the period of the relationship are described in detail in the master franchise agreement. Additionally, fees paid are non-refundable once a site location has been selected.


In addition, referring travel agents ("RTAs") purchase business opportunities from YTB Travel Network, Inc. Each new RTA pays an initial up-front fee, plus a monthly fee thereafter, so long as the RTA remains in the system. The aggregate business license and opportunity fee revenues generated from RTAs, both initially and ongoing, far exceed the revenues generated from the Rezconnect brick and mortar franchises. For more detail, see the description of same in
Note 1.


Travel products and services
----------------------------
Commissions earned from the sales of travel products and services are recognized when earned. Revenues earned from all other sales of travel and related products, where the Company is the agent of record, are recorded when earned at their aggregate retail value. Cancellations have not historically been material.

Advertising and other
---------------------

Advertising revenue, franchise service fees and other revenues are recognized as they become due and payable. "Other" revenue consists primarily of travel-related income from the operation of the Company's retail travel service, in addition to certain earned commissions.


Online travel income
Online travel income is recognized when earned. Income is recorded on a monthly basis based on the number of websites hosted.

                        See independent auditors' report

                                      (F8)

                          REZCONNECT TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue recognition (continued)
-------------------------------

Referring Travel Agent (RTA) sales and fees
YourTravelBiz.com, Inc., the entity acquired by the Company on December 8, 2004, generates revenue from the selling of online travel agencies, and from providing maintenance and training services to the new business owners of such online travel agencies. These online revenues are generated from new RTA sales and existing RTA maintenance fees. An initial up-front sign-up fee, comprised of four separate components, is required of each new RTA. However, not one of the fee components (namely, for the preparation and delivery of training materials; the establishment of a website; the setup in the online system that permits immediate tracking of RTA revenue; and also residual RTA benefits) has a standalone value or represents the culmination of a separate earnings process. As such, and in accordance with Staff Accounting Bulletin No. 104 (SAB 104) of the U.S. Securities and Exchange Commission, and with Issue No. 00-21 of the Emerging Issues Task Force, a committee established by the Financial Accounting Standards Board (FASB), the recognition of all up-front fees received from new RTA sales is deferred. Such fees are recognized as income over a period of thirty-six months, which is the average historical RTA turnover rate. The current and noncurrent deferred portions of such fees received are reflected as liabilities in the accompanying balance sheets. A 3-day right-of-return period is extended to each new RTA; after such time no refund is available. Monthly hosting and service fees are recognized in the month after the services are provided; site fees are recognized as revenue in the month that the service is provided; license fees are recognized 30 days following the expiration of the license period. The associated rights of customers and obligations of YTB over the period of the relationship are described in detail in the master franchise agreement.

Commission income
-----------------

Commissions and incentives earned from travel sales are recognized upon receipt and are recorded on a net basis. Commissions earned where the Company acts in the capacity of a wholesaler are recorded at their gross amount. The cost of such revenue is recorded separately as an operating expense.


Expense recognition of commission costs
---------------------------------------
YTB incurs commission costs that are directly related to the origination of new RTA sales; sales which result in the deferral of revenue. Such incremental direct commission costs are capitalized in accordance with FASB Technical Bulletin No. 90-1 (FTB 90-1). In addition, the Company has elected to account for such commission costs in accordance with SAB 104 and FTB 90-1, by deferring and charging such costs to expense in proportion to the related revenue recognized, over the same deferral period of thirty-six months.


Concentration of credit risk
----------------------------

The Company is subject to credit risk through its cash, trade receivables, short-term investments and notes receivable. The Company maintains its cash deposits in accounts insured up to $100,000 by the Federal Deposit Insurance Corporation. Credit risk with respect to trade receivables is minimized due to the nature of its customer base and geographic dispersion of such customers. Short-term investments are placed in a highly-rated mutual bond fund to minimize credit risk. As of December 31, 2004 and 2003, the Company's uninsured investment value totaled $428,311 and $632,135, respectively.

                        See independent auditors' report


                                      (F9)

                          REZCONNECT TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property, equipment and depreciation
------------------------------------

Property and equipment is stated at cost and is depreciated over the estimated useful lives of the related assets. Depreciation is computed by use of straight-line and accelerated methods for both reporting and income tax purposes. Expenditures for maintenance and repairs are expensed as incurred, while renewals and improvements that extend the useful life of an asset are capitalized.


Investments in marketable securities
------------------------------------

The Company has adopted FASB Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which requires certain investments to be classified into the following three categories: held-to-maturity (recorded at amortized cost), available-for-sale (recorded at fair market value), and trading (recorded at fair market value). The Company classifies its marketable equity securities as "available-for-sale" securities in the current asset section of its balance sheet. Realized gains and losses, determined by use of the first-in, first-out (FIFO) method, are included in earnings; unrealized holding gains and losses are reported as a component of stockholders' equity, included in accumulated other comprehensive income.


Goodwill and other intangible assets
------------------------------------
Goodwill, which is the excess of cost over the fair value of net assets (including identifiable intangibles) acquired in a business acquisition, is stated at historical cost less accumulated amortization. Goodwill had been amortized on a straight-line basis over a five-year period until the adoption of SFAS No. 142, "Goodwill and Other Intangible Assets", on January 1, 2002. Pursuant to this financial accounting standard, amortization of goodwill has been discontinued for financial accounting reporting purposes, but is instead tested for impairment on an annual basis. With respect to recognized intangible assets other than goodwill, such assets with finite useful lives are amortized over their useful lives, while assets with indefinite useful lives are not amortized. All intangible assets are likewise tested for impairment on an annual basis.

Advertising costs
-----------------
Pursuant to the provisions of Statement of Position ("SOP") No. 93-7 issued by the American Institute of Certified Public Accountants, the Company expenses advertising costs as incurred.

Adoption of other accounting pronouncements
-------------------------------------------
In June 2001, the FASB issued SFAS No. 141, "Business Combinations". SFAS No. 141 supersedes the accounting and reporting requirements under APB Opinion No. 16, "Business Combinations", by requiring that only the "purchase method" be used to account for business combinations. More specifically, SFAS No. 141 discusses the application of the purchase method as it relates to a business combination effected through an exchange of equity interests. Accordingly, the provisions of SFAS No. 141 have been adopted and employed by the Company in connection with its merger with YourTravelBiz.com, Inc. on December 8, 2004, as described in Note 1.



                        See independent auditors' report

                                      (F10)

                          REZCONNECT TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Adoption of other accounting pronouncements (continued)
-------------------------------------------------------
In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" - an Interpretation of ARB No. 51" ("FIN 46"), which addresses consolidation of variable interest entities. FIN 46 expands the criteria for consideration in determining whether a variable interest entity should be consolidated by a business entity, and requires existing unconsolidated variable interest entities (which include, but are not limited to, Special Purpose Entities, or SPEs) to be consolidated by their primary beneficiaries if the entities do not effectively disperse risks among parties involved. This interpretation applies immediately to variable interest entities created after January 31, 2003, and to variable interest entities in which an enterprise obtains an interest after that date, and applies in the first fiscal year or interim period beginning after September 15, 2003, to variable interest entities in which an enterprise holds a variable interest that it acquired before February 1, 2003. The adoption of FIN 46 is not expected to have a material impact on the results of operations or financial position of the Company.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities". SFAS No. 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133. SFAS No. 149 is effective for contracts modified or entered into after September 30, 2003, and for hedging relationships designed after September 30, 2003. The Company does not believe that the adoption of SFAS No. 149 will have a material impact on its financial statements.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". SFAS No. 150 establishes standards for how companies classify and measure certain financial instruments with characteristics of both liabilities and equity. It requires entities to classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). SFAS No. 150 was effective beginning with the second quarter of fiscal year 2004; the Company does not believe that the adoption of SFAS No. 150 will have a material impact on its financial statements.

Accounts and notes receivable
-----------------------------

The Company reflects both accounts and notes receivable at their outstanding principal balances as of the balance sheet date, as adjusted by any charge-offs or allowances established as a reserve for potentially uncollectible accounts. In 2004 the Company recorded an allowance against its notes receivable balances due from franchisees. During the year ended December 31, 2004, the Company reported an additional $44,543 of notes receivable from new franchisees.

Comprehensive income
--------------------
The Company follows the provisions of SFAS No. 130, "Reporting Comprehensive Income", which establishes standards for the reporting and display of comprehensive income and its components, when the amount of such comprehensive income is considered to be material.


                        See independent auditors' report

                                      (F11)

                          REZCONNECT TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Profit-sharing plan
-------------------
The Company sponsors a profit-sharing plan, which is a defined contribution pension plan, for all eligible employees. All employees who have completed 1,000 hours of service during the plan year may participate. Contributions are accrued and paid out of the Company's current profits at the discretion of the Company's Board of Directors. Employees may make voluntary contributions, subject to statutory limitations. The Company elected not to make any plan contributions for the years ended December 31, 2004 and 2003.

Stock-based compensation
------------------------
Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (SFAS 123) requires that companies with stock-based compensation plans recognize compensation expense based on the "fair value" accounting method, or to apply the "intrinsic value" method provisions of Accounting Principles Board Opinion No. 25 ("APB 25"), "Accounting for Stock Issued to Employees", and to disclose pro forma net income assuming the fair value method had been applied.

The Company has elected to adopt the disclosure-only provisions of SFAS 123 and, accordingly, computes compensation expense for employees as prescribed by APB
25. Under APB 25, compensation cost, if any, is measured as the excess of the quoted market price of the Company's stock at the date of grant over the amount an employee must pay to acquire the stock. For stock options granted to non-employees, expense is measured based upon the fair value method prescribed by SFAS 123.


During 2004, the Company issued 900,000 shares of common stock as additional compensation to its Chief Financial Officer ("CFO"), to cover the shortfall between actual salary paid to the CFO and the agreed-upon compensation amount, pursuant to an employment agreement between the CFO and the Company. Such stock compensation covered periods served during the years 2001 through 2004. Of the 900,000 shares issued, 500,000 of which (valued at $50,400), were issued to compensate the CFO for services rendered in 2004. The remaining 400,000 shares pertained to services rendered in years 2001 through 2003, valued at $67,200 in each of those years.


Earnings (loss) per share
-------------------------

Basic earnings (loss) per share is based on the weighted-average number of common shares outstanding. Diluted earnings (loss) per share assumes that outstanding common shares are increased by common shares issuable upon the exercise of stock options and warrants, and by the conversion of preferred stock, where such exercise or conversion would be dilutive. For the years ended December 31, 2004 and 2003, the effects any assumed exercise of stock options and warrants on the 2004 and 2003 loss per share would be anti-dilutive and, therefore, are not included in the calculation of the Company's basic loss per share for the years ended December 31, 2004 and 2003.





                        See independent auditors' report


                                      (F12)

                          REZCONNECT TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Earnings (loss) per share (continued)
-------------------------------------
However, the 4,092,376 shares of the Company's Series B convertible preferred stock that were issued on December 8, 2004 (and subsequently converted into common shares on January 9, 2005) were considered to be common stock equivalents on the date of original issuance. Accordingly, all 4,092,376 shares of the Company's Series B convertible preferred stock have been included in the calculation of the Company's loss per common share for the year ended December 31, 2004.


Marketing compensation plan
---------------------------
YTB offers a compensation plan to its sales representatives under an arrangement that pays the representatives direct sales commissions, override compensation (if qualified) and other bonus incentives based upon the amount of each representative's sales, or enrolled referrals. Direct sales commissions are paid on a weekly basis, based upon the amount of the previous week's sales. Residual commissions are paid on a monthly basis for active representatives, following the month earned. Bonuses are earned by maintaining a minimum number of personal enrollments. Commission costs are capitalized and recognized as expense in proportion to the related revenue recognized, over a period of thirty-six months.


Capitalized software costs
--------------------------
Pursuant to SOP 98-1, "Accounting for Costs of Computer Software Developed or Obtained for Internal Use", the Company capitalizes certain costs incurred during an internal use software development project, including costs related to applications, infrastructure, and graphics development for the Company's websites. Capitalized costs consist of the cost of the software license agreement (Note 3), and certain external direct costs of materials and licensor provided services incurred in developing the software for its specific applications. Capitalized software costs are being amortized over their expected useful life of thirty-six months.

NOTE 3 - SOFTWARE LICENSE AGREEMENT AND DEVELOPMENT COSTS
During 2004, the Company acquired a software license right to conduct its online franchise business. The total cost of this software license right was $45,000. The Company has been given the option to make installment payments of $9,000 per year for five years. The cost of this software license will be amortized through its five-year life. During August 2004, the Company acquired a new software right in the amount of $3,612. The cost of this software right will be amortized over its expected useful life of thirty-six months.

NOTE 4 - LONG-TERM DEBT
On January 11, 2002, as a result of the events of September 11, 2001, the Company borrowed $324,500 from the United States Small Business Administration ("SBA") under its disaster relief program. Payments were to have initially commenced in January 2003. However, the SBA extended the commencement date into November 2003. The loan is repayable via a monthly installment of $2,607, including interest at 4% per annum, through October 2017. The loan is personally guaranteed by the Company's chief executive officer and is collateralized by the accounts receivable and property and equipment of the Company. The outstanding loan balance as of December 31, 2004 and 2003 was $302,753 and $321,170, respectively.

                        See independent auditors' report


                                      (F13)

                          REZCONNECT TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003


NOTE 4 - LONG-TERM DEBT (CONTINUED)

Minimum principal payments of long-term debt as of December 31, 2004 are as follows:

        Year ending
       December 31,                       Amount
       ------------                       ------
         2005                        $    19,532
         2006                             20,328
         2007                             21,156
         2008                             22,018
         2009                             22,915
         Thereafter                      196,804
                                         -------

         Total                       $   302,753
                                         =======



NOTE 5 - SHORT-TERM OBLIGATIONS

The Company assumed the following short-term debt upon the acquisition of its acquired entity on December 8, 2004:

--------------------------------------------------------------- -------------
6.25% promissory note in connection with vehicle
 purchase.  Interest and principal are payable in
 monthly installments of $1,000 for 12 months,
 due February 28, 2005.                                         $    44,254

--------------------------------------------------------------- -------------
6.25% promissory note in connection with vehicle
 purchase.  Interest and principal are payable
 in monthly installments of $1,000 for 12 months,
 due March 4, 2005.                                                  58,088
                                                                    -------
--------------------------------------------------------------- -------------
--------------------------------------------------------------- -------------
   Total                                                        $   102,342
                                                                    =======
--------------------------------------------------------------- -------------

Other Short-term Debt
---------------------

During December 2004, the Company ratified an agreement with an investor to raise $100,000 of additional capital stock through a private placement memorandum ("PPM") which took place during February 2005. The investor has paid upfront for this PPM offering. The Company, therefore, incurred a liability due to this investor in the amount of $100,000 as of December 31, 2004. The note will be due upon the completion of PPM and contains no stated interest.


                        See independent auditors' report

                                      (F14)

                          REZCONNECT TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003


NOTE 6 - COMMITMENTS AND CONTINGENCIES

Leases
------
The Company is obligated under an operating office lease, renewed in 2003 and extended until April 30, 2008, to pay minimum annual rentals, currently at $44,000 per year plus real estate taxes and operating cost charges.

In addition, the Company has entered into various operating lease agreements with Wal-Mart Stores, Inc. (Wal-Mart) for eight locations pursuant to a master lease agreement. The Company has also entered into sub-lease agreements with franchisees at many of these Wal-Mart locations. The Company has an option to renew both the leases with Wal-Mart and the subleases with the franchisees for a two-year period and, additionally, for three one-year periods.

Following is a summary of net rental income (expense) for the years ended December 31, 2004 and 2003:
                                                2004         2003
                                              -------      -------
 Sublease rental income                    $  160,863   $  222,646
 Less: minimum rental expense                 138,565      248,160
                                              -------      -------

    Net rental income (expense)            $   22,298   $  (25,514)
                                             ========     ========


Minimum future rental payments under non-cancelable operating leases (including the Wal-Mart location leases), having remaining terms in excess of one year as of December 31, 2004 are as follows:

        Year ending
       December 31,         Headquarters             Wal-Mart Locations
       ------------         ------------             ------------------

         2005                   $ 46,800                  $147,876
         2006                     46,860                   147,876
         2007                     46,920                   147,876
         2008                     15,600                   147,876
                                --------                ----------

         Total                $ 156,180                  $ 591,504
                               ========                 ==========

The minimum future rental obligation will be reduced by approximately $12,323 of monthly sublease rentals to be received in the future under non-cancelable subleases.

Other Lease
-----------
The Company assumed a lease of its acquiree for copy machines under non-cancelable operating leases expiring in various years through 2006. Future minimum payments under such leases in excess of one year are approximated as follows:


                        See independent auditors' report

                                      (F15)

                          REZCONNECT TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003


NOTE 6 - COMMITMENTS AND CONTINGENCIES (CONTINUED)

Other Lease (continued)
-----------------------

    Year ending
   December 31,                         Amount
   ------------                         ------

         2005                        $   7,914
         2006                            7,914
                                        ------

         Total                        $ 15,828
                                        ======


Legal Proceedings
-----------------
The Company is involved in legal proceedings incurred in the normal course of business. In the opinion of the Company's legal counsel, there were no proceedings as of December 31, 2004 or 2003 where the results of which would have a material effect on the financial position of the Company if adversely decided.

Employment Agreement
--------------------

During 2000, the Company entered into a five-year employment agreement with its Chief Executive Officer ("CEO"). Pursuant to this agreement, the CEO is paid an annual base salary of $200,000, with an increase of 6% per year, plus a bonus incentive equal to 10% of all initial franchise fees earned by the Company. This agreement was cancelled upon the Company's merger with YTB on December 8, 2004 (see Note 1), at such time a new five-year employment agreement with the CEO was executed (see Note 14). According to the new agreement, the CEO is paid an annual base salary of $240,000, with an increase of 6% per year. In addition, the agreement provides the CEO with certain rights in the event of a change in control of the Company.

Contingencies
-------------

During December 2004, the Company entered into an agreement with an investor to raise an additional $2,000,000 of capital with a condition to subordinate its SBA loan of approximately $300,000 to YTB. Such loan was executed and subordinated on February 7, 2005. The Company is contingently liable under the terms of this agreement for the approximate maximum amount of $278,000 in 2005 if the quoted market price of its stock falls below a specified minimum amount. Such maximum contingent liability would approximate $667,000 per year in years 2006 and beyond, should such stock price fall below the specified minimum.








                        See independent auditors' report

                                      (F16)

                          REZCONNECT TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003


NOTE 7 - STOCK OPTIONS

The number of stock options outstanding as of December 31, 2004 and 2003 was 475,000, with a weighted-average exercise price of $1.08. No options were granted, exercised, forfeited or canceled during the years ended December 31, 2004 or 2003.

A summary of stock options outstanding and exercisable as of December 31, 2004 are as follows:

-------- ------------ -------------- --------------- ------------ --------------
                          Options     Outstanding      Options    Exercisable
-------- ------------ -------------- --------------- ------------ --------------
                         Weighted-     Weighted-                    Weighted-
Exercise    Number        Average       Average        Number        Average
  Price  Outstanding  Remaining Life Exercise Price  Exercisable  Exercise Price
-------- ------------ -------------- --------------- ------------ --------------

-------- ------------ -------------- --------------- ------------ --------------
$1.00     410,000     5 Years        $1.00            351,000      $1.00
-------- ------------ -------------- --------------- ------------ --------------
$2.00      65,000     5 Years        $2.00             45,000      $2.00
-------- ------------ -------------- --------------- ------------ --------------

The fair value of the options granted for the year ended December 31, 2004 was estimated using the Black-Scholes option pricing model based on the following weighted-average assumptions:


Risk free interest rate                                5.00%
Expected volatility                                  100.00%
Expected remaining lives                               2
Expected dividend yield                               -0-


Merger-related items
--------------------
Former members of a limited liability company that was a predecessor to the Company were previously entitled to preferential distributions of $258,000. The Company issued approximately 1,172,000 shares of its common stock in April 2003 in payment of these preferential distributions.


NOTE 8 - INCOME TAXES

As a result of the Company's operating losses in 2004 and 2003, and loss carryforwards available in 2004, there is no provision for current income taxes. In addition, Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes, requires a valuation allowance to reduce any deferred tax assets to their net realizable amounts if, based on the weight of evidence, it is more likely than not that all or some portion of such deferred tax assets will not be realized. As of December 31, 2004 and 2003, the Company is uncertain if it will realize any future tax benefit of its deferred tax assets. Accordingly, a full valuation allowance has been established as a reserve against the Company's deferred tax assets and, therefore, no deferred income tax credits have been recognized in the statements of operations for the years ended December 31, 2004 and 2003.


                        See independent auditors' report

                                      (F17)

                          REZCONNECT TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003


NOTE 9 - RELATED PARTY TRANSACTIONS
During the years ended December 31, 2004 and 2003, the Company incurred consulting fee expenses for services provided by an entity owned by the Company's chief executive officer, a significant shareholder of the Company. These fees totaled approximately $23,000 and $60,000 for the year ended December 31, 2004 and 2003. Under a new employment agreement reached in December 2004, such consulting fees have been eliminated.

NOTE 10 - SEGMENT INFORMATION

The Company operates in the following three business segments: providing and selling management services within the travel industry, including franchising activities; developing and commercializing internet-based technology programs; and online travel store services. Although the Company operates franchises in eight foreign countries, revenue is generated from just three of the countries. Such revenue generated from these three foreign countries amounts to an insignificant and immaterial portion of the overall total revenue of the Company. Accordingly, Company management considers it impracticable to report such geographic information.


Summarized financial information concerning the Company's reportable segments is shown in the following tables. The "other" column includes corporate items not specifically allocated to the segments.

---------------------------- --------------------------- --------------------- ----------------- ---------------- ------------------
        Year Ended             Franchise and Travel-        Internet-Based      Online Travel
     December 31, 2004           Related Management      Technology Programs    Store Services         Other          Total
                                      Services
---------------------------- --------------------------- --------------------- ----------------- ---------------- ------------------
External and inter-

  segment revenue            $   2,870,924               $    302,938          $    507,508         $     57,140  $   3,738,510

---------------------------- --------------------------- --------------------- ----------------- ---------------- ------------------

Segment profit (loss)        $    (626,737)              $    (98,669)         $    469,509         $    (32,413) $    (248,530)

---------------------------- --------------------------- --------------------- ----------------- ---------------- ------------------

Total assets                 $  15,461,948               $  4,239,319          $  1,081,952         $     73,121  $  20,856,340

---------------------------- --------------------------- --------------------- ----------------- ---------------- ------------------
Capital expenditures                     -                          -          $     35,947                    -  $      35,947
---------------------------- --------------------------- --------------------- ----------------- ---------------- ------------------
Depreciation and

  amortization               $     (41,667)                         -          $    (38,714)        $     (5,788) $     (86,169)

---------------------------- --------------------------- --------------------- ----------------- ---------------- ------------------

Investment income, net                   -                          -                  -            $     29,638  $      29,638

---------------------------- --------------------------- --------------------- ----------------- ---------------- ------------------

---------------------------- --------------------- ------------------ ----------------- ------------------ ---------------
                                Franchise and       Internet-Based
        Year Ended             Travel- Related        Technology       Online Travel
     December 31, 2003            Management           Programs        Store Services         Other            Total
                                   Services
---------------------------- --------------------- ------------------ ----------------- ------------------ ---------------
External and inter-
  segment revenue            $   2,031,755         $             -    $  282,471         $    85,862        $   2,400,088
---------------------------- --------------------- ------------------ ----------------- ------------------ ---------------

Segment profit (loss)        $    (230,262)        $    (1,125,167)   $  247,946         $        -         $  (1,107,483)
---------------------------- --------------------- ------------------ ----------------- ------------------ ---------------
Total assets                 $     963,311         $             -    $  127,469         $   794,853        $   1,885,633
---------------------------- --------------------- ------------------ ----------------- ------------------ ---------------

Capital expenditures                     -                       -    $  297,827                   -       $      297,827
---------------------------- --------------------- ------------------ ----------------- ------------------ ---------------
Depreciation, amortization
  and impairment of capi-
  talized software costs                 -         $    (1,125,167)   $  (34,526)                    -     $   (1,159,693)
---------------------------- --------------------- ------------------ ----------------- ------------------ ---------------

Investment income, net                   -                    -               -          $     4,112       $        4,112

---------------------------- --------------------- ------------------ ----------------- ------------------ ---------------

                        See independent auditors' report
                                      (F18)

                          REZCONNECT TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003


NOTE 11 - BUSINESS COMBINATION

As described more fully in Note 1, a business combination structured as a statutory merger took place between the Company and YourTravelBiz.com, Inc. ("YTB") on December 8, 2004. This merger was accounted for by the Company under the "purchase method", as prescribed by Statement of Financial Accounting Standards ("SFAS") No. 141, Business Combinations. In exchange for all of the outstanding common stock of YTB, the Company issued common stock (valued at $9,838,493) and Series B convertible preferred stock (valued at $5,418,952), or a total value of $15,257,445, to the stockholders of YTB. The total cost of this acquisition was allocated based upon the estimated fair values of the identifiable assets acquired and the fair values of the liabilities assumed at the date of acquisition. The recorded cost of the acquisition was based mainly on the number of sales representatives on hand at the time of contract negotiations during August 2004; financial projections of YTB, prepared and provided by YTB management; and on the estimated value of the Company's software development regarding two franchise systems, in addition to other intangible assets.


The total cost of this acquisition exceeded the fair value of the net assets acquired and liabilities assumed by $9,436,118, which was recorded as "goodwill". In accordance with SFAS No. 142, goodwill resulting from this acquisition has been recognized, but will not be amortized. This value representing goodwill will instead be tested for impairment on an annual basis.


Following is a summary of the  allocated  cost of the Company's  acquisition  of
YTB:

                                                                Asset
                                                           (Liability)
                                                           -----------

          Property and equipment                        $      73,121
          Computer software                                     9,097
          Intangible assets (other than goodwill)           6,500,000
          Goodwill                                          9,436,118
          Short-term debt                                    (102,342)
          Accounts payable and accrued expenses              (658,549)
                                                        -------------


           Net assets acquired                         $   15,257,445
                                                           ==========


Management's primary reasons for acquiring YTB include the long-lasting business relationship between the two companies, with YTB being the primary customer of the Company. Other factors include management's belief that there is a larger growth potential as a combined company than as separate entities, among other reasons because of the referral marketing component that marketing contributes. More specifically, the merger is expected to increase travel market share in the retail sale of travel and travel-related services, a development that is unlikely using the prior brick and mortar agency business model. By acquiring marketing and combining the respective existing travel agency businesses of YTB and the Company, the merged entity provides both a new source of travel booking agencies plus an additional revenue source in the initial and ongoing monthly fees paid by the RTAs..


                        See independent auditors' report

                                      (F19)

                          REZCONNECT TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

NOTE 11 - BUSINESS COMBINATION (CONTINUED)


The estimated fair value of the identifiable assets acquired totaled $6,582,218. Goodwill was recognized in the amount of $9,436,118. Of the $6,500,000 of identifiable intangible assets acquired, $3,500,000 was assigned to trade names; $1,500,000 to internet domain names; $1,500,000 to RTA sales agreements. Of these, only the RTA sales agreements (each of which having an estimated useful life of thirty-six months) are subject to amortization. With respect to the acquired intangible assets not subject to amortization, tests for impairment will be made on an annual basis. As of December 31, 2004, the gross carrying amount and accumulated amortization of the RTA sales agreements ("agreements") was $1,500,000 and $41,667, respectively; amortization expense for the period December 8, 2004 (the date of acquisition) to December 31, 2004 totaled $41,667. Amortization expense of the agreements for the fiscal years ending December 31, 2005 and 2006 is estimated to be $500,000 in each of those years. The cost of the agreements will be fully amortized by November 30, 2007.

With respect to the acquired intangible assets recognized as assets apart from goodwill that are not subject to amortization, the respective gross carrying amounts as of December 31, 2004 are as follows: trade names - $3,500,000; internet domain names - $1,500,000. These intangibles have indefinite legal lives. As such, they are expected to contribute indefinitely to the Company's cash flows. No impairment losses have been recognized on these unamortized intangible assets.

The $9,436,118 of goodwill was assigned to the Company's business segments as follows: $7,022,105 to Franchise and Travel-Related Management Services; $1,172,679 to Internet-Based Technology Programs; and $1,241,334 to Online Travel Store Services.


The basis and method for determining the total acquisition cost of $15,257,445 included the following factors:

o YTB's  customer-base  and related  revenue stream.
o YTB's operating system.

o The number of representatives on YTB's sales force and related sales agreements.

o The estimated value of YTB, based primarily on the above-listed factors, in comparison to the market value of the Company.

The cost of goodwill and all identifiable intangible assets acquired to be amortized and deducted for tax purposes for the year ended December 31, 2004 is expected to be $88,534, which is based on current tax law that mandates use of the straight-line method over a period of 15 years for such assets. The annual amortization deduction for tax purposes is expected to be $1,062,408 each year thereafter, until each asset is fully amortized.


SFAS No. 141 requires the identification of the acquiring entity in a business combination. In this transaction effected through the exchange of equity interests, the Company (i.e., Rezconnect Technologies, Inc.) has been identified as the acquiring entity. Following are among the most pertinent facts and circumstances considered in the identification of the Company as the "acquiring entity" which, moreover, provides the rationale for the position taken that this transaction does not constitute a "reverse acquisition" as addressed in SFAS No. 141:

                        See independent auditors' report

                                      (F20)

                          REZCONNECT TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003




NOTE 11 - BUSINESS COMBINATION (CONTINUED)

o Day-to-day control continues to reside in the Company with its Chief Executive Officer ("CEO") at the parent company level (acknowledging that each operating subsidiary has its own Board of Directors and, accordingly, a degree of operational autonomy)..

o The Company's asset value constitutes more than 50% of the resulting total assets of the combined entity.
o The CEO of the Company has convened and conducted each meeting of The Board of Directors that has occurred both before and after the merger.
o The CEO of the Company continues to often be the sole signatory on filings with the Securities and Exchange Commission (SEC) and other documents.
o    The CEO of the Company initiated and structured the merger with YTB.
o Most funding and structuring initiatives continue to reside with the Company's CEO.
o    The Company has provided funding to YTB prior to the merger.
o The SEC reporting address and day-to-day operations emanate from the Company's New Jersey headquarters.


NOTE 12 - ACTIVITY OF ENTITY ACQUIRED IN BUSINESS COMBINATION

Included in the accounts of the Company for the year ended December 31, 2004 is the income and expense activity of YourTravelBiz.com, Inc. ("YTB"), the entity acquired via the statutory merger described in Note 1, from the date of acquisition (December 8, 2004) to December 31, 2004. Following is a summary of such activity:


  Net revenue                                                       $   357,507
  Total operating expenses (except depreciation and amortization)      (394,648)
  Total other income and expenses (net)                                  (3,039)
                                                                    -----------

      Net loss of YTB included in the accounts of the Company       $   (40,180)
                                                                    ===========



NOTE 13 - PRIOR PERIOD ADJUSTMENT

Reclassification   adjustments,   reflected  in  the  statement  of  changes  in
stockholders' equity, have been made to the following beginning equity account balances at January 1, 2004:

 Increase in value of common stock issued                      $        418
 Increase in amount of additional paid-in capital                   134,522
 Further decrease in accumulated deficit balance                   (134,940)
                                                               -------------

     Net equity effect                                         $        -0-
                                                               =============


                        See independent auditors' report

                                      (F21)

                          REZCONNECT TECHNOLOGIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003



NOTE 14 - SUBSEQUENT EVENTS

As more fully described in Note 1, subsequent to the December 8, 2004 merger between the Company and YourTravelBiz.com, Inc., the assets of this combined entity were assigned to three newly-formed, wholly-owned subsidiary corporations on January 4, 2005. Further, on January 4, 2005, the Company re-incorporated in the State of Delaware by means of a downstream merger with YTB International, Inc. Concurrent with this re-incorporation, the Company changed its name from Rezconnect Technologies, Inc. to YTB International, Inc. and increased the number of its authorized common shares to 50,000,000 on that same date. As a consequence of this Delaware merger and associated re-incorporation, YTB
International, Inc. became the successor to the Company and its three subsidiaries on January 4, 2005. (See Note 1).

Also during January 2005, a total of $2,000,000 was received from a prospective investor. This amount was initially deposited into an escrow fund on behalf of YTB International, Inc. (YTBL), pursuant to a funds escrow agreement by and between the YTBL investor, the prospective investor, and the fund's escrow agent. The funds were subsequently released to the Company also during January 2005.

As  described  in Note 1, each share of the  4,092,376  shares of the  Company's
Series B convertible preferred stock was converted into one share of common stock as of January 9, 2005.


Following the merger with YTB on December 8, 2004, the Company entered into long-term employment agreements with J. Lloyd Tomer (its Chairman), Michael Y. Brent (its CEO), Kim Sorensen (its President), Derek Brent (its Secretary) and
J. Scott Tomer (its Treasurer), collectively the "Senior Executives". Such agreements became effective on January 1, 2005 and expire December 31, 2009. Each Senior Executive is subject to confidentiality, non-raid and non-compete provisions. Mr. Brent's prior 2004 employment agreement was cancelled and superseded in the context of putting in place these nearly identical employment agreements with senior management (see Note 6). Each Senior Executive, so long as they continue to be employed by the Company, will be paid, directly or indirectly, a combination of (i) a base salary, and (ii) stock options and/or warrants, as so determined by the Board of Directors, acting as a Compensation Committee, based on the Company's financial performance. Each Senior Executive will continue to be subject to their respective confidentiality covenants and, for 3 years, their non-compete covenants. Additionally, the estate of each Senior Executive will receive a death benefit in an amount equal to one year's salary.




                        See independent auditors' report
                                      (F22)

                         REZCONNECT TECHNOLOGIES, INC.
                           SUPPLEMENTARY INFORMATION
                SCHEDULES OF GENERAL AND ADMINISTRATIVE EXPENSES
                     YEARS ENDED DECEMBER 31, 2004 AND 2003


                                                  2004             2003
                                              -------------    -------------

General and administrative salaries         $      651,464   $      420,146
Payroll taxes                                       53,706           31,633
Auto expense                                        22,350                -
Bad debts                                            4,018           19,154
Bank fees and service charges                        6,692            2,120
Consultant fees                                     13,865           88,259
Credit card fees                                    11,719                -
Dues and subscriptions                              57,434           23,646
Employee benefits                                    6,255                -
Equipment lease                                      6,261                -
Miscellaneous                                        4,373            2,022
Office rent                                         47,138           43,792
Travel and entertainment                           113,075           76,471
Office supplies and expenses                        32,887           24,525
Printing                                             9,756           15,838
Postage and delivery                                33,821           12,118
Insurance                                           67,240           32,676
Professional fees                                   67,853           63,633
Training and recruitment                             5,056           10,000
Telephone                                           22,943           18,043
                                              -------------    -------------
TOTAL GENERAL AND ADMINISTRATIVE EXPENSES   $    1,237,906   $      884,076
                                              =============    =============



       See independent auditors' report and notes to financial statements


                                      (F23)

                          REZCONNECT TECHNOLOGIES, INC.

                         PRO FORMA FINANCIAL INFORMATION

                     YEARS ENDED DECEMBER 31, 2004 AND 2003

                                   (UNAUDITED)

                          REZCONNECT TECHNOLOGIES, INC.
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2004 AND 2003
                                   (UNAUDITED)

INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On December 8, 2004, Rezconnect Technologies, Inc. (the "Company") acquired 100% of the outstanding common shares from the stockholders of YourTravelBiz.com, Inc. ("YTB") in a business combination structured as a statutory merger. This acquisition was effected through an exchange of equity interests at a recorded cost of $15,257,445 to the Company. Rezconnect Technologies, Inc. was identified as the acquiring entity. The Company exchanged 7,430,000 shares of its common stock and 4,092,376 shares of its Series B convertible preferred stock for all of the outstanding common stock of YTB.

The following unaudited pro forma consolidated statements of operations for the years ended December 31, 2004 and 2003 give effect to the Company's acquisition of YTB and reflects the results of YTB's operations as if the acquisition had occurred and been completed as of January 1, 2004 and 2003, respectively.


The acquisition of YTB was accounted for by the Company under the "purchase method", as prescribed by Statement of Financial Accounting Standards ("SFAS") No. 141, Business Combinations. The total cost of this acquisition exceeded the fair value of the identifiable net assets acquired and liabilities assumed by $9,436,118, which was recorded as "goodwill". In accordance with SFAS No. 142, goodwill resulting from this acquisition has been recognized as an asset, but will not be amortized. Instead, the recorded value of goodwill will be tested for impairment on an annual basis. Of the $6,500,000 of identifiable intangible assets acquired, $3,500,000 was assigned to trade names; $1,500,000 to internet domain names; and $1,500,000 to RTA sales agreements. Of these, only the sales agreements (each of such agreements having an estimated useful life of thirty-six months) are subject to amortization. With respect to the acquired intangible assets not subject to amortization, tests for impairment will be made on an annual basis.


Following is a summary of the  allocated  cost of the Company's  acquisition  of
YTB:

Asset

(Liability)

      Property and equipment                          $        73,121
      Computer software                                         9,097
      Intangible assets (other than goodwill)               6,500,000
      Goodwill                                              9,436,118
      Short-term debt                                        (102,342)
      Accounts payable and accrued expenses                  (658,549)
                                                      ---------------
      Net assets acquired                          $    15,257,445
                                                      ===============

The unaudited pro forma consolidated statement of operations for the years ended December 31, 2004 and 2003 do not represent the results of operations of the Company for any future date or period. Actual future results could be materially different from these pro forma results. These unaudited pro forma financial statements should be read in conjunction with the audited financial statements of the Company and management's related discussion and analysis of financial condition and results of operations included in Form 10-K for the year ended December 31, 2004.

                   See notes to pro forma financial statements

                                      (F24)

                         REZCONNECT TECHNOLOGIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2004
                                  (UNAUDITED)







                                                          Rezconnect
                                                         Technologies,     YourTravel-         Pro forma        Pro forma
                                                          Inc.              Biz.com, Inc.       Adjustments    Consolidated
                                                      --------------     --------------------------------------------------


Franchise fees                                      $        97,506    $              -    $            -    $      97,506
Franchise service and other fees                            716,801                   -                 -          716,801
Travel products and services                              2,056,617                   -                 -        2,056,617
Online travel income                                        507,508                   -          (244,000)(e)      263,508
Advertising and other                                         2,571                   -                 -            2,571
New RTA sales                                                84,656           1,206,348                 -        1,291,004
Monthly maintenance fees                                    248,092           3,535,302                 -        3,783,394
Printing and administrative service fees                     54,569             777,614                 -          832,183
                                                      --------------     ---------------     -------------     ------------
                                                          3,768,320           5,519,264          (244,000)       9,043,584

Less: returns and allowances                                 29,810             424,795                 -          454,605
                                                      --------------     ---------------     -------------     ------------

                                                          3,738,510           5,094,469          (244,000)       8,588,979


Commissions                                               1,521,145           2,867,199                 -        4,388,344
Cost of travel services and products                        930,519                   -                 -          930,519
Depreciation and amortization                                86,169              92,660           382,696 (a)      561,525
Franchise services and products                             153,035                   -                 -          153,035
Marketing and selling                                       103,418                   -                 -          103,418
General and administrative                                1,237,906           2,756,542          (244,000)(e)    3,750,448
                                                      --------------     ---------------     -------------     ------------
                                                          4,032,192           5,716,401           138,696        9,887,289
                                                      --------------     ---------------     -------------     ------------

                                                           (293,682)           (621,932)         (382,696)      (1,298,310)


Loss from sales of short-term investments                    (8,458)                  -                 -           (8,458)
Interest and dividend income                                 38,096               7,261                 -           45,357
Interest expense                                            (22,596)            (50,562)                -          (73,158)
                                                      --------------     ---------------     -------------     ------------
                                                              7,042             (43,301)                -          (36,259)
                                                      --------------     ---------------     -------------     ------------

                                                           (286,640)           (665,233)         (382,696)      (1,334,569)

                                                              1,670                   -                 -            1,670
                                                      --------------     ---------------     -------------     ------------

                                                    $      (288,310)   $       (665,233)   $     (382,696)   $  (1,336,239)
                                                      ==============     ===============     =============     ============


                                                                                                             $  (1,336,239)
                                                                                                               ============


WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING                                                                      22,634,652
                                                                                                               ============

BASIC AND DILUTED LOSS PER SHARE                                                                               $     (0.06)
                                                                                                               ============

            See notes to pro forma consolidated financial statements

                                      (F25)

                         REZCONNECT TECHNOLOGIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003
                                  (UNAUDITED)


                                                               Rezconnect
                                                              Technologies,      YourTravel-       Pro forma       Pro forma
                                                                   Inc.         Biz.com, Inc.     Adjustments     Consolidated
                                                             --------------    ---------------  --------------   --------------

REVENUE
     Franchise fees                                        $       115,280   $             -    $           -    $     115,280
     Franchise service and other fees                              569,545                 -                -          569,545
     Travel products and services                                1,346,930                 -                -        1,346,930
     Online travel income                                          282,471                 -         (122,000)(e)      160,471
     Advertising and other                                          85,862                 -                -           85,862
     New RTA sales                                                       -           551,849                -          551,849
     Monthly maintenance fees                                            -         1,797,478                -        1,797,478
     Printing and administrative service fees                            -           133,216                -          133,216
                                                             --------------    --------------     ------------     ------------
GROSS REVENUE                                                    2,400,088         2,482,543         (122,000)       4,760,631

     Less: returns and allowances                                        -           151,094                -          151,094
                                                             --------------    --------------     ------------     ------------

NET REVENUE                                                      2,400,088         2,331,449         (122,000)       4,609,537

OPERATING EXPENSES
     Commissions                                                   906,235           808,264                -        1,714,499
     Cost of travel services and products                          526,141                 -                -          526,141
     Depreciation and amortization                                 376,486            98,753          418,270 (a)      893,509
     Marketing and selling                                          31,535            27,549                -           59,084
     General and administrative                                    884,076         1,610,328         (122,000)(e)    2,372,404
     Impairment of capitalized software costs                      783,207                 -                -          783,207
                                                             --------------    --------------     ------------     ------------
TOTAL OPERATING EXPENSES                                         3,507,680         2,544,894          296,270        6,348,844
                                                             --------------    --------------     ------------     ------------

LOSS FROM OPERATIONS                                            (1,107,592)         (213,445)        (418,270)      (1,739,307)

OTHER INCOME (EXPENSES)
     Loss from sales of short-term investments                     (14,113)                -                -          (14,113)
     Interest and dividend income                                   18,225             6,672                -           24,897
     Interest expense                                               (1,885)         (196,692)               -         (198,577)
                                                             --------------    --------------     ------------     ------------
TOTAL OTHER INCOME (EXPENSES)                                        2,227          (190,020)               -         (187,793)
                                                             --------------    --------------     ------------     ------------

LOSS BEFORE INCOME TAXES                                        (1,105,365)         (403,465)        (418,270)      (1,927,100)

INCOME TAX (BENEFIT)
     Current                                                         2,118                 -                -            2,118
     Deferred                                                            -          (137,005)               -         (137,005)
                                                             --------------    --------------     ------------     ------------
TOTAL INCOME TAX (BENEFIT)                                           2,118          (137,005)               -         (134,887)
                                                             --------------    --------------     ------------     ------------

NET LOSS                                                   $    (1,107,483)  $      (266,460)   $    (418,270)   $  (1,792,213)
                                                             ==============    ==============     ============     ============


NET LOSS APPLICABLE TO COMMON STOCKHOLDERS                                                                       $  (1,792,213)
                                                                                                                   ============

LOSS PER SHARE:
     WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING                                                                     22,101,959
                                                                                                                   ============

     BASIC AND DILUTED LOSS PER SHARE                                                                            $       (0.08)
                                                                                                                   ============


            See notes to pro forma consolidated financial statements


                                      (F26)

                          REZCONNECT TECHNOLOGIES, INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                    PRO FORMA FINANCIAL STATEMENT ADJUSTMENTS
                     YEARS ENDED DECEMBER 31, 2004 AND 2003
                                   (UNAUDITED)

The accounts of YourTravelBiz.com, Inc. ("YTB") include its income and expense activity for the pre-merger period January 1, 2003 through December 7, 2004. The activity of YTB from the date of acquisition (December 8, 2004) through December 31, 2004 is included in the 2004 pro forma results of operations of Rezconnect Technologies, Inc.

     1. The following pro forma adjustments summarize the adjustments made to the pro forma statements of operations for the years ended December 31, 2004 and 2003:


     (a) The 2004 and 2003 depreciation and amortization adjustments reflect these expenses as if the acquisition of YTB had occurred and been completed as of January 1, 2004 and 2003, respectively. Depreciation and amortization are computed via the straight-line method over the following estimated useful lives of the related assets:

            Vehicles and equipment                              5 to 7 years
            Furniture and fixtures                                   7 years
            Computer software and RTA sales agreements               3 years

              Allocation of the purchase price of all tangible assets acquired is as follows:


                                     Allocated                     Allocated
            Asset                    Percentage                     Amount
            -----                    ----------                     ------

            Vehicles                      59%                     $   48,508
            Equipment                     20%                         16,444
            Furniture and fixtures        10%                          8,222
            Computer software             11%                          9,044
                                        -----                       --------

                  Total                  100%                     $   82,218
                                        ====                          ======


              Charges to 2004 and 2003 depreciation and amortization expense as if the acquisition of YourTravelBiz.com, Inc. had occurred and been completed as of January 1, 2004 and 2003, respectively, are as follows:


                                     Estimated                 Depreciation/
                                    Useful Life                Amortization
            Asset                    (years)                      Expense


            Vehicles and equipment    5 to 7                     $ 12,833
            Furniture and fixtures      7                           1,175
            Computer software           3                           3,015
            RTA Sales agreements        3                         500,000
                                                                  -------

                    Total                                     $   517,023
                                                                  =======


                   See notes to pro forma financial statements

                                      (F27)

                          REZCONNECT TECHNOLOGIES, INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                    PRO FORMA FINANCIAL STATEMENT ADJUSTMENTS
                     YEARS ENDED DECEMBER 31, 2004 AND 2003
                                   (UNAUDITED)




     (a) Depreciation and amortization adjustments (continued)
         -----------------------------------------------------


                                                                               2004           2003
                                                                           ---------      ---------
         Depreciation and amortization expense as if the acquisition of YourTravelBiz.com, Inc. had occurred and been completed
         as of January 1 (as calculated on the preceding page)             $ 517,023      $ 517,023

         Less: amount recorded by YourTravelBiz.com, Inc.                    (92,660)       (98,753)

         Less: amount recorded by Rezconnect Technologies, Inc.              (41,667)       (  -0- )
                                                                           ---------      ---------

         Total depreciation and amortization adjustments                  $ 382,696      $ 418,270
                                                                            =======        =======




     (b) Revenue adjustments
         -------------------

         Following   is   a   composition   of   the   total   revenue   of
         YourTravelBiz.com, Inc. for the period December 8, 2004 to December 31, 2004 that is included in the 2004 pro forma results of operations of Rezconnect Technologies, Inc.:


            New RTA sales                                     $       84,656
            Monthly maintenance fees                                 248,092
            Printing and administrative service fees                  54,569
                                                                   ---------
                                                                     387,317

            Less: returns and allowances                             (29,810)
                                                                   ---------

                 Total revenue adjustments - 2004              $     357,507
                                                                     =======




     (c) Operating expense adjustments
         -----------------------------

         Following represents operating expenses (other than depreciation and amortization) of YourTravelBiz.com, Inc. for the period December 8, 2004 to December 31, 2004 that are included in the 2004 pro forma results of operations of Rezconnect Technologies,
         Inc.:


            Commissions                                         $    201,207
            General and administrative                               193,441
                                                                    --------

             Total other operating expense adjustments          $    394,648
                                                                    ========



                   See notes to pro forma financial statements


                                      (F28)

                          REZCONNECT TECHNOLOGIES, INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                    PRO FORMA FINANCIAL STATEMENT ADJUSTMENTS
                     YEARS ENDED DECEMBER 31, 2004 AND 2003
                                   (UNAUDITED)


     (d) Other income and expense adjustments
         ------------------------------------

         The following represents other (non-operational) items of income and expense of YourTravelBiz.com, Inc. for the period December 8, 2004 to December 31, 2004 that are included in the 2004 pro forma results of operations of Rezconnect Technologies, Inc.:

            Investment income                                    $       509
            Interest expense                                          (3,548)
                                                                     -------
                   Total other income and expense adjustments    $    (3,039)
                                                                     ========

     (e) Eliminating adjustments
         -----------------------

                  Online travel income of Rezconnect Technologies, Inc., and the corresponding administrative expense of YourTravelBiz.com, Inc., has been eliminated in pro forma consolidation to adjust for the income earned and the related expense incurred between the two entities. This amount totaled $244,000 and $122,000 in 2004 and 2003, respectively. A service contract exists between the two entities whereby the Company provides travel website hosting to YTB, at a fee of $5.00 per website per month.

     2. Recurring expenses
        ------------------


          Commission costs are incurred and paid monthly based on a pre-determined formula based on a percentage of sales. These costs are capitalized and charged to expense over a period of thirty-six months, in proportion to the related revenue recognized.


          The Company assumed a lease of its acquiree for copy machines under non-cancelable operating leases expiring in various periods through December 31, 2006. The lease payments are approximately $659.50 per month.

     3. Income taxes
        ------------

          As a result of the Company's and the acquiree's year 2004 and 2003 operating losses and loss carryforwards available in 2004 and 2003, there is no provision for current income taxes. In addition, Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes, requires a valuation allowance to reduce any deferred tax assets to their net realizable amounts if, based on the weight of evidence, it is more likely than not that all or some portion of such deferred tax assets will not be realized. As of December 31, 2004 and 2003, the Company is uncertain if it will realize any future tax benefit of its deferred tax assets. Accordingly, a full valuation allowance has been established as a reserve against the Company's deferred tax assets and, therefore, no deferred income tax credits have been recognized in the Company's pro forma statements of operations for the years ended December 31, 2004 and 2003.

                   See notes to pro forma financial statements

                                      (F29)

                          REZCONNECT TECHNOLOGIES, INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                    PRO FORMA FINANCIAL STATEMENT ADJUSTMENTS
                     YEARS ENDED DECEMBER 31, 2004 AND 2003
                                   (UNAUDITED)


     4. Earnings (loss) per share
        -------------------------


          Basic earnings (loss) per share is based on the weighted-average number of common shares outstanding. Diluted earnings (loss) per share assumes that outstanding common shares are increased by common shares issuable upon the exercise of stock options and warrants, and by the conversion of preferred stock, where such exercise or conversion would be dilutive. For the years ended December 31, 2004 and 2003, the effects any assumed exercise of stock options and warrants on the 2004 and 2003 loss per share would be anti-dilutive and, therefore, are not included in the calculation of the Company's basic loss per share for the years ended December 31, 2004 and 2003.

          However, the 4,092,376 shares of the Company's Series B convertible preferred stock that were issued on December 8, 2004 (and subsequently converted into common shares on January 9, 2005) are considered to be common stock equivalents on the date of original issuance.
          Accordingly, all 4,092,376 shares of the Company's Series B convertible preferred stock are included in the calculation of the Company's pro forma weighted-average number of common shares outstanding as of January 1, 2004 and 2003, and also in the calculation of the pro forma loss per common share for the years ended December 31, 2004 and 2003. As such, the pro forma weighted-average number of common shares used in the calculation of the 2004 and 2003 pro forma loss per common share is 22,634,652 and 22,101,959, respectively.

     5. Employment agreements
        ---------------------

          Revised employment agreements, becoming effective on January 1, 2005, were entered into with senior management. The effects of these revised agreements with the Company executives are immaterial to pro forma presentation.










                   See notes to pro forma financial statements

                                      (F30)

                                                                    EXHIBIT 10.1
                             5251-C Hwy. 153 #192 Hixson, TN 37343
 GENISIS                     Telephone: 423-876-8685, Fax: 423-876-8656
                             E-Mail: sales@genconsult.com
                             Web Page: www.genconsult.com

November 20, 2002

J. Kim Sorensen
yourTravelBiz.com, Inc.
200 West Third St. Suite 600
Alton, IL 62002

Re: Proposal, Contract

Dear Kim,

Here are the prices for the Genesis VIRTUAL OFFICEtm with Distributor Replicated Web Sites Module and related modules to accomplish what we have discussed. This quote is based on several preliminary phone consultations. All quotes are subject to change due to specification changes or understandings and shall be submitted in a change order.

    VIRTUAL OFFICEtm Corporate Web Site                            $ 38,000.00*
    (E-Commerce Web Site, Shopping Cart, Distributor
    Rep Sites, Customer Sign Up, Downline Tracking,
    Invoice & Tracking)
    Training & Installation (done via Phone/Internet)
    Additional Comp Plan Programming                               $  5,000.00
    Data Conversion from existing Data                             $       TBD
    Customized Reports and Web Interfaces                          $       TBD
    VeriSign 40-Bit SSL Certificate                                $    525.00**

* Includes 80 Hours Comp Plan & other Programming and 25 Hours of Graphic Rendering any additional hours are at our then current standard hourly rate.

** Payable separately upfront before Web Site is published, not included in 1/3 Deposit.

All hosting, administrative maintenance and transaction fees are shown in the contract. Any Web Site content translations into other languages shall be either done by Customer before submittal to Genesis or done at additional cost to Customer.

If you need additions or modification to the software at any time, those changes are at our published hourly rate at the time of the request. We can also give you a set price for most addition or modification upon request. In addition, future needs to reach your projected goals can be addressed at the proper time based on the company's growth and requirements.

I have also included a Contract as an article of this proposal, should you have any questions please feel free to call me.

Sincerely,
/s/Dennis R. Ashe
Dennis R. Ashe, General Manager

The above proposal is valid until December 20, 2002.

If you would like to proceed with the system purchase, please sign below:



A deposit equal to 1/3 of the total price is enclosed.



BY: ____________________________
For, yourTravelBiz.com, Inc.


Printed Name: ____________________


Title: ___________________________


Date: _____/_____/______

                                    AGREEMENT
                                    ---------

         THIS AGREEMENT, effective as of September 6th, 2002, by and between Genesis Consulting, an Unincorporated Business Organization (hereinafter referred to as "Company"), whose address is 5251-C Hwy. 153 #192, Hixson, Tennessee 37343, and yourTravelBiz.com, Inc., a Illinois Corporation, (hereinafter referred to as "Customer") with offices at 200 West Third Street Suite 600, Alton, IL 62002.

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, Company is in the business of providing internet web site administration services and systems and software development for a variety of applications, and, in particular, has developed and provides to its customers certain software programs and operating systems applicable to (i) the creation of web sites and the development of internet marketing capabilities (both multilevel and direct), and (ii) the creation and maintenance of certain related financial services; and

          WHEREAS, pursuant to the terms and conditions of this Agreement, Customer desires that Company provide the products and services hereinafter described, together with the applicable licenses; and

         WHEREAS, the parties further wish to bind themselves upon the following terms and arrangements;

         NOW, THEREFORE, in consideration of the agreements, covenants, and conditions herein contained, the parties agree as follows:

         1. APPLICABLE SYSTEMS DESIGNS AND SOFTWARE. Company hereby agrees to provide Customer with certain systems design and software and the construction of a proposed Internet website, consistent with mutually agreed upon specifications ("Specifications"), as is generally described on EXHIBIT A attached hereto and made a part hereof. Company will complete the Specifications, and Company will install and program the applicable systems and software (the "Software") and implement the other features of the Specifications, including the construction of the proposed website, in accordance with the schedule described on EXHIBIT B attached hereto and made a part hereof (the "Schedule"). The fees and the payment schedule for the preparation of the systems design and for all such Software and other related items (the "Fees") are set forth on EXHIBIT C.

         2. PRESENTATION AND ACCEPTANCE OF SPECIFICATIONS.

                  (a) The Specifications provided by Company to Customer may, if considered appropriate by Company, in its sole discretion, may include any one or more of the following:

                    (1) General systems flow charts and descriptions;

                    (2) Input and output forms, layouts and designs;

                    (3) File layouts;

                    (4) Visual display terminal layouts;

                    (5) Hardware and system software requirements (the "system configuration");

                    (6) Coding and numbering schemes; and

                    (7) Processing rules.

                  (b) The initial Specifications shall be provided to Customer within the time frame specified in the Schedule set forth on EXHIBIT B. The Customer, upon receipt of the initial Specifications, shall promptly review same, and shall advise Company of any proposed revisions thereto. Company and Customer shall mutually agree to any revisions which are to be made to the initial Specifications within the time frame specified in the Schedule. Company shall promptly modify and deliver to the Customer the Specifications as may be required by any such agreed upon revisions, and Customer shall review and approve the revised Specifications within 15 days following Company's delivery thereof to Customer. The Specifications (whether initial or revised) as agreed upon by Company and Customer shall be incorporated herein by specific reference thereto.

                  (c) Customer understands that the process of developing the Specifications and agreeing on any material revisions thereto may substantially alter the scope and extent of the required software development effort by Company. As such, upon any material revision by Customer of the initial Specifications, Company reserves the right to amend the estimates and quotes of price, delivery times and system configuration based upon the initial Specifications. At the time of delivery to Customer of such revised Specifications, Company shall furnish Customer with any such amended prices, delivery times and system configuration as may be required by the revised Specifications.

                  (d) Any additional subsequent changes to the revised version of the Specifications, together with any additional costs or adjustments in delivery times or systems configuration, shall be by mutual agreement and set forth in a separate written Change Order. Such Change Orders shall be signed by a duly authorized representative of each party, and shall be incorporated into this Agreement by reference herein.

                  (e) In the event that the parties, through no fault of Company, are unable for any reason to agree on the initial or any revised Specifications or any corresponding amendments in price, delivery times, or system configuration within the time frames set forth in the Schedule, this Agreement shall then, at the election of either party, terminate, and Customer shall (i) pay Company a reasonable amount for the services rendered by Company's employees to date based upon Company's then prevailing hourly billing rates for such employees, and (ii) reimburse Company for the reasonable out-of-pocket expenses actually incurred by Company.

                  (f) The Specifications and accompanying written material developed by Company for Customer shall belong to Customer upon payment to Company of the amounts due it under this Agreement for said material.

         3. TESTING AND ACCEPTANCE OF SOFTWARE PRODUCTS.

                  (a) A software agreement plan (hereinafter the "Plan") which describes in writing the acceptance test procedures for each Software product deliverable hereunder shall be provided by Company together with the Specifications initially delivered to Customer. Customer and Company shall review and finalize the Plan in the same manner as set forth in PARAGRAPH 2 above relative to the Specifications, and the final version of the Plan shall be approved by a duly authorized representative of each party and incorporated into this Agreement by reference herein.

                  (b) Company shall notify Customer of the completion of the installation and the satisfactory operation of each particular Software product deliverable to Customer pursuant to this Agreement. Customer shall conduct the applicable acceptance test as set forth in the Plan within the time frame set forth in the Plan. Acceptance of the respective Software products shall occur upon the successful completion of the acceptance test applicable to such Software product. If such testing is delayed by Customer for 15 days or beyond the period otherwise agreed to in writing by both parties, then acceptance shall be deemed to have occurred for that particular Software product. In the event that any applicable acceptance test is performed but not successfully completed with respect to a particular Software product, then the Company shall have 30 days in which to correct any defects and repeat the test until the test is successfully completed. If Customer refuses to complete the acceptance test for a particular Software product within the period of time stated immediately above, and provided further that Company has not refused to make any corrections to the Software product that are necessary in order to successfully complete the acceptance test set forth in the Plan, then (1) this Agreement shall terminate,
(2) Customer shall pay Company a reasonable amount for the services rendered by Company's employees to date based upon Company's then prevailing hourly billing rates for such employees and shall reimburse Company for the reasonable out-of-pocket expenses actually incurred by Company, (3) all amounts previously paid to Company by Customer shall be non-refundable, (4) all software licenses shall terminate, and (5) except as otherwise set forth herein, the rights, obligations and liabilities of each party shall cease.

                  (c) At the time specified in the Schedule, Company shall publish software to Company's Web Server(s) for access by Customer's Retail Customers and Distributors one copy of the binary code for the respective Software products in machine-readable form compatible with the system configuration specified in the Specification. If the Specifications state that such software is operational at Customer's site or a Third Party's site at the time of delivery, Company shall publish the site to that location.

                  (d) If procedural, system or operating documentation is required by the Customer, then it shall be at additional cost to Customer at the then Hourly Rate of the Company. Customer and Company shall mutually agree to the contents and description of the documentation to be furnished Customer hereunder, and the same shall be set forth in a writing entitled "Documentation Description" signed by both parties, and incorporated herein by reference. At the time designated for the delivery of the respective Software products, or at the time of training, if required therefore, Company shall provide to Customer one copy of said copyrighted software documentation. Customer may copy said documentation, in whole or in part, for its internal purposes with the proper inclusion of Company's copyright notice.

         4. HARDWARE. In accordance with the Specification, Company agrees to provide to Customer and to install for Customer at Customer's facility those computer systems and related equipment as are described on EXHIBIT D attached hereto and made a part hereof (the "Hardware"), in accordance with the specific prices, terms and conditions set forth on EXHIBIT D.

         5. OTHER SERVICES.

                  5.1 SERVICES. Company hereby agrees to provide Customer with the services described on EXHIBIT E attached hereto and made a part hereof (the "Services"), in accordance with the specific terms and conditions set forth on EXHIBIT E.

                  5.2 TERM. Unless earlier terminated as set forth herein, Company will provide Customer with the Services for a period of two (2) years from the date hereof, and the term thereafter shall be automatically renewable for consecutive one (1) year terms unless this Agreement is earlier terminated as set forth herein. The parties further agree that time is of the essence in the performance of this Agreement.

                  5.3      TERMINATION.

                           (a) TERMINATION BY MUTUAL AGREEMENT. This Services
under this Agreement may be terminated at any time by mutual written agreement between the parties.

                           (b) TERMINATION BY CUSTOMER. After the initial 2-year
term, the Services under this Agreement may be terminated by Customer at any time upon 60 days prior written notice to Company. Notwithstanding the previous sentence, Customer may terminate the Services under this Agreement at any time if Company is in breach of a material provision of this Agreement and fails to remedy such breach within 15 days after receiving notice thereof.

                           (c) TERMINATION BY COMPANY. Company may terminate the
Services under this Agreement at any time if Customer is in breach of a material provision of this Agreement and fails to remedy such breach within 15 days after receiving notice thereof. Notwithstanding the previous sentence, Company may immediately terminate the Services by providing written notice to Customer upon the occurrence of any of following events: (1) Customer shall cease to do business; or (2) a proceeding shall be commenced or a petition shall be filed in a court of competent jurisdiction seeking (i) relief with respect to Customer under the United States Bankruptcy Code, or any other federal or state bankruptcy, receivership or similar law, or (ii) the appointment of a receiver, trustee, conservator or a similar official for Customer; or (3) Customer makes a general assignment for the benefit creditors. Upon the occurrence of any such event, Company, in addition to any other remedies at law or in equity which may be available, shall have the right, in Company's sole discretion, to immediately terminate the Services and the licenses granted hereunder to Customer, and upon such termination, Customer shall no longer have the right or authority to use the Software.

         6. TRAINING AND TECHNICAL ASSISTANCE. If Software is to Reside at Customers Location and on Customers Hardware then at the time of delivery to Customer of the final version of the Specifications, Customer and Company shall mutually agree to a general outline of the particular training to be provided to Customer by Company, and a written description of all such training shall be set forth in a document entitled "Training Description," signed by both parties, and incorporated into this Agreement by reference. The Training Description shall describe the particulars of the training to be provided hereunder, including the dates and location of any such training, the number of training participants, and their respective qualifications. The Customer agrees that its personnel will use their best efforts to properly use and maintain the Software and the Hardware in accordance with the training and instruction provided by Company. Company will also, in accordance with the terms and fees described on EXHIBIT F (if Applicable), provide technical assistance and support to Customer throughout the term of this Agreement with respect to the use and maintenance of the Software. Technical assistance shall be provided by Company using such means (remote, on-site, etc.) as Company, in its reasonable discretion, shall determine to be appropriate under the particular circumstances necessitating such assistance.

         7. HARDWARE WARRANTIES. Other than the conveyance of any applicable warranties of any of the manufacturers of the Hardware, Company MAKES NO OTHER WARRANTIES AND REPRESENTATIONS, EXPRESS OR IMPLIED, REGARDING ANY OF THE HARDWARE, AND Company HEREBY DISCLAIMS, AND CUSTOMER EXPRESSLY WAIVES, ANY AND ALL OTHER WARRANTIES OR REPRESENTATIONS OF ANY KIND OR NATURE, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         8. SOFTWARE WARRANTIES.

                  8.1 WARRANTY. Company warrants that the particular Software provided to Customer pursuant to this Agreement, when used in conjunction with properly maintained and fully operational computer hardware, will substantially perform in accordance to the applicable Specifications for a period of one (1) year from the date of Customer's acceptance of the particular Software. However, because of the complexity of computer technology, Company cannot and does not warrant that the operation of the Software will be uninterrupted or error-free, and Company makes no representations regarding the use or the results of the Software and related user documentation or other materials concerning their accuracy, correctness, or reliability. This warranty shall only apply to any Software which is reported as being defective to Company within one (1) year from the date of Customer's acceptance of the subject Software, and which are examined by Company and reasonably determined to be defective. Some states and jurisdictions do not allow limitations on duration of an implied warranty, so the above limitation may not apply to Customer. To the extent allowed by applicable law, implied warranties on the Software, if any, are limited to one
(1) year.

                  8.2 WARRANTY CONDITIONAL. The foregoing warranty shall immediately cease and terminate, and no warranty shall apply, as to any Software if: (a) such Software is used by Customer in any manner inconsistent with the provisions of this Agreement, or if it has been subject to misuse or becomes damaged due to some fault of Customer, whether as a result of intentional or negligent acts of Customer, Customer's employees or agents, or due to accident, or the like; (b) such Software has been modified by anyone other than Company without the prior written consent of Company; (c) such Software has been used in combination with computer equipment or any other equipment or devices not approved in writing by Company; (d) Customer fails to maintain the proper environmental conditions for the computer products on which the Software is operating, which environmental conditions have been communicated to Customer by Company; or (e) the Software is operating on a central processing unit other than that on which the Software was first installed.

                  8.3 NO MODIFICATION OF WARRANTY. No oral or written information, advice, or communication of any nature by or from Company or its representatives shall create a warranty or in any manner increase or modify the scope of this warranty.

                  8.4 CUSTOMER REMEDIES. Company's entire liability and Customer's exclusive remedy under this PARAGRAPH 8 shall be, at Company's option, either: (1) refund of the Software fees paid, if any, by Customer to Company pursuant to this Agreement; or (2) correct any non-conformance to the Specifications as soon as is reasonably possible after receipt by Company of written notice of such non-conformance from Customer. Customer shall reimburse Company on a time and materials basis for any warranty claim which upon investigation Company reasonably determines is not due to non-conformance of the Software to the Specifications.



                  8.5 DISCLAIMER OF WARRANTIES. THE WARRANTIES SET FORTH ABOVE IN THIS SECTION 8 ARE IN LIEU OF ALL OTHER WARRANTIES AND REPRESENTATIONS, EXPRESS OR IMPLIED, AND TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, Company DISCLAIMS, AND CUSTOMER HEREBY EXPRESSLY WAIVES, ANY AND ALL OTHER WARRANTIES OR REPRESENTATIONS OF ANY KIND OR NATURE, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND NON-INFRINGEMENT, WITH REGARD TO THE SOFTWARE. THIS WARRANTY GIVES CUSTOMER SPECIFIC LEGAL RIGHTS. CUSTOMER MAY HAVE OTHERS, WHICH VARY FROM STATE/JURISDICTION TO STATE/JURISDICTION.

         9. SOFTWARE PRODUCT LICENSE.

                  9.1 GRANT OF LICENSE. The Software provided by Company to Customer pursuant to this Agreement is protected by copyright laws, as well as other intellectual property laws and treaties. The Software is being licensed to Customer, not sold or otherwise transferred. This Agreement grants to Customer a personal, non-transferable, and non-exclusive license which gives Customer the right to use the Software in the quantity ordered from Company either on a stand-alone computer or on a network in accordance with the terms and conditions of this Agreement. No title to or ownership of the Software or any parts thereof is transferred to the Customer.

                  9.2 STAND-ALONE COMPUTER USE AND SHARED NETWORK USE. Customer may install and use one (1) copy of any Software on a single computer. Customer may also store or install one (1) copy of any Software on each computer which is an integrated part of a computer network at a single office location, including a storage device, such as a network or internet server, used only to install or run the Software on Customer's other computers over an internal or external network. In the event that an equipment malfunction occurs in the above single computer or network causing the Software to become inoperable on such single computer or network, the Software (or copies thereof) may be used on another single computer on a temporary basis during such malfunction. Customer shall not provide, or otherwise make available, the software or any part or copies thereof in any form to any third party.

                  9.4 LIMITATIONS ON REVERSE ENGINEERING, DECOMPILATION, AND DISASSEMBLY. Customer may not alter, merge, modify, or adapt any of the Software in any way and may not reverse engineer, decompile, or disassemble any of the Software, except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.

                  9.5 SEPARATION OF COMPONENTS. Each individual Software is licensed as a single product. Its component parts may not be separated for use on more than one computer.

                  9.6 RENTAL OR SUBLICENSE. Customer may not rent, lease, lend, or sublicense any Software or any copy thereof.

                  9.7 SOFTWARE TRANSFER. Customer may not transfer or assign any of the Software or the license to use the Software granted hereunder to any other person or entity without the prior written consent of Company.

                  9.8 U.S. EXPORT CONTROL. Customer hereby represents and warrants to Company that it will not violate any applicable export laws of the United States relative to the Software, and it will not unlawfully transport or transmit the Software.

                  9.9 OWNERSHIP & INTELLECTUAL PROPERTY RIGHTS. Customer acknowledges and agrees that, except for the rights granted under this Agreement, all right, title and interest in and to the Software and all copyrights, patents, design rights, trade secrets, and other intellectual property rights relating to the Software (including but not limited to, any images, photographs, animations, video, audio, music, text, and "applets" incorporated into the Software), the accompanying printed materials, and any copies of the Software, are owned by and shall remain the property of Company. The Software is protected by United States copyright laws, other applicable copyright laws, and international treaty provisions. Any violation of the intellectual property rights of Company constitutes a breach of this Agreement for which Company reserves the right to seek any and all legal and/or equitable remedies available to it.

                  9.10 PROPRIETARY RIGHTS. Customer hereby expressly acknowledges that Customer does not have, and shall not by virtue of this Agreement acquire, any proprietary rights whatsoever of any kind in or over any adaptation, modification, derivation, addition, or extension of or to the Software, and that Customer's sole right in relation thereto is as set forth herein. The original and any copies of the Software, whether made by Customer or Company are and shall remain the property of Company. Company reserves the right to make periodic changes, enhancements, revisions and alterations of any kind to the Software and/or related documentation or other material without any prior notice to Customer or any other person, entity or organization.

                  9.11 ESCROW OF SOURCE CODE. At the Customers expense, the Source Code for this project shall be placed into an escrow account with an independent, third-party escrowee for the protection of the Customer should Company cease the operation of business for any reason. If the Company ceases the operation of business, then Customer shall be provided with a complete copy of both the Source Code for Customers Project and any Documentation related to Customers Project. Customer shall pay all initial Setup and Annual Fees for this service provided by the independent third-party escrowee. This service shall be executed under a separate Agreement. Company shall, upon execution of this Agreement, notify Customer of the name, physical and electronic addresses, and telephone and facsimile numbers of the escrowee and shall immediately notify Customer of any subsequent changes thereto.

                  9.12 ACCUMULATED DATA. Notwithstanding the provisions of this
Article 9, Company acknowledges and agrees that all right, title and interest in and to any and all information and data accumulated, stored, produced, generated by or otherwise resulting from the application or function of the Software are and shall be the exclusive property of Customer. Any such information and data held or stored by or otherwise in the possession of Company shall be so in trust for the benefit of Customer and shall not create or result in any ownership rights therein by Company. Company shall have no right to retain, reproduce, manipulate or manage such information and data, except as provided under this Agreement.

         10. CONFIDENTIALITY. Customer acknowledges that the operating systems, the Software, and the associated functional specifications and designs to be provided to Customer by Company hereunder (the "Confidential Information") represent the application of Company's proprietary expertise and knowledge, and have been developed as a result of substantial effort by Company. All documentation, diagrams, drawings and other materials provided to Customer by Company relating to the Confidential Information (the "Confidential Documents") shall be considered the confidential property of Company, and must be returned to Company on demand. While in possession of Customer, the Confidential Documents may not be reproduced in any form or provided to a third party without the prior written consent of Company. In addition, during the course of this Agreement, Customer may receive or otherwise acquire information deemed by Company to be confidential and secret. Customer agrees that it will not, except as authorized by Company in writing, disclose, divulge or communicate to, or use for the benefit of itself or any other person, firm, corporation or association, any Confidential Information.

         Likewise, Company agrees to keep confidential any and all business and proprietary information of Customer which is disclosed to, or which Company becomes aware of, as a result of the use of Customer's data and information.

         11. REPRESENTATIONS & WARRANTIES.

                  11.1 REPRESENTATIONS & WARRANTIES OF COMPANY. Company represents and warrants to Customer that, as of the date hereof:

                           (a) BUSINESS STANDING. Company is an Unincorporated
Business Organization duly
created in Bernalillo County, New Mexico on the 13th day of March, 2001 and is approved to contract business in all of the united States of America, with power to carry on its business as presently conducted.

                           (b) NO INFRINGEMENT. To the best of Company's
knowledge, the Software does not
infringe or violate any patent, copyright, trademark, trade secret, trade name or any other property right of any third party.

                           (c) NO CONFLICTING RIGHTS. It has full right and
authority to enter into this
Agreement and to grant to Customer the rights and licenses to the Software granted hereunder.

                  11.2 REPRESENTATIONS & WARRANTIES OF CUSTOMER. In addition to the other representations and warranties made by Customer herein, Customer further represents and warrants to Company that, as of the date hereof:

                           (a) GOOD STANDING. Customer is a duly organized and
validly existing business entity under the laws of the state of its organization, with power to carry on its business as presently conducted.

                           (b) AUTHORITY. Customer has full right, power and
authority to enter into this Agreement and to accept the rights and obligations set forth herein, and that the execution, delivery and performance of this Agreement have been duly authorized and approved by the shareholders, board of directors, board of governors, members, partners, or such other governing body as is applicable according to the form of business of Customer, and in accordance with its governing instruments and the laws of the state of its organization.

                           (c) NO CONFLICT. Execution and performance of this
Agreement by Customer shall not conflict with or result in a breach of the terms of any agreements or instruments to which Customer is a party or by which it is or may be bound, or which would constitute a default thereunder.

         12. INDEMNIFICATION, LIMITATION OF LIABILITY, DISCLAIMER.

                  12.1 INDEMNIFICATION. Except as otherwise provided in this Agreement, in the event a claim, lawsuit or demand is brought against one party (the "Defending Party") that arises solely and directly out of the acts or omissions of the other party (the "Indemnifying Party") or which results from any material breach by the Indemnifying Party of any representation or warranty contained herein, the Defending Party shall be indemnified and held harmless by the Indemnifying Party to the extent of any such lawsuit, claim or demand, including costs of litigation and reasonable attorney's fees not covered by insurance. The indemnity obligations under this SECTION 12.1 shall survive the termination of this Agreement for a period of 1 year. Company and Customer agree to give one another prompt notice of any such claim, demand, or action (Defending Party shall notify the Indemnifying Party), and to the extent that there is no material conflict of interest, the Indemnifying Party shall be given the opportunity to fully participate in the defense and all negotiations for a settlement or compromise and the Defending Party shall cooperate fully with the Indemnifying Party in the defense and/or settlement thereof. The Indemnifying Party will not be responsible for any settlement entered into by the Defending Party which the Indemnifying Party has not approved in writing, provided that such approval shall not be unreasonably withheld or delayed.

                  12.2 LIMITATION OF LIABILITY. THIS AGREEMENT IS FOR THE BENEFIT OF THE PARTIES HERETO, AND SHALL NOT CREATE OR EVIDENCE ANY RIGHT IN ANY THIRD PARTY. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL Company BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, OR ANY OTHER PECUNIARY LOSS) ARISING OUT OF THE USE OR INABILITY TO USE THE SOFTWARE, THE HARDWARE, THE OPERATING SYSTEMS, THE INTERNET WEBSITE, OR ANY OTHER PRODUCT PROVIDED BY Company HEREUNDER, EVEN IF Company HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR SUCH DAMAGES COULD REASONABLY HAVE BEEN FORESEEN BY Company.

Company SHALL NOT BE RESPONSIBLE FOR (AND HEREBY EXPRESSLY DISCLAIMS ANY RESPONSIBILITY OR LIABILITY FOR) ANY DECISIONS MADE BY CUSTOMER BASED UPON THE SOFTWARE OR THE OTHER PRODUCTS PROVIDED BY Company HEREUNDER OR THE OUTPUT OR RESULTS GENERATED BY THE SOFTWARE, OR ANY ACTS OR OMISSIONS BY CUSTOMER WHATSOEVER WHICH GIVE RISE TO ANY CLAIMS OF ANY NATURE BY ANY THIRD PARTY.

NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, CUSTOMER SHALL INDEMNIFY, DEFEND, AND HOLD Company HARMLESS FROM AND AGAINST ANY CLAIMS OF THIRD PARTIES WHATSOEVER INCLUDING, WITHOUT LIMITATION, CLAIMS BY THIRD PARTIES BASED UPON CONTRACT, NEGLIGENCE, PROFESSIONAL NEGLIGENCE, STRICT LIABILITY, OR ANY OTHER LEGAL OR EQUITABLE THEORY AND WHICH IN ANY MANNER RELATE TO THE SOFTWARE OR ANY OTHER PRODUCTS PROVIDED BY Company HEREUNDER OR CUSTOMER'S USE THEREOF, OTHER THAN FAILURE OF THE SOFTWARE OR OTHER PRODUCTS TO FUNCTION OR PERFORM AS PROVIDED HEREUNDER. COMPANY SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS CUSTOMER FROM AND AGAINST ANY CLAIMS OF THIRD PARTIES FOR INFRINGEMENT OF THE SOFTWARE OR OTHER PRODUCTS DELIVERED BY COMPANY HEREUNDER.
EXCEPT IN THE CASE OF AN INFRINGEMENT ACTION BASED ON THE SOFTWARE,
IN NO EVENT SHALL Company BE LIABLE FOR ERRORS, DELAYS, OR NON-PERFORMANCE DUE TO ANY EVENTS BEYOND ITS REASONABLE CONTROL, INCLUDING, BUT NOT LIMITED TO, ACTS OF GOD, FAILURE OF POWER OR COMMUNICATION, CHANGES IN LAWS OR REGULATIONS OR OTHER ACTS OF GOVERNMENTAL AUTHORITY, STRIKE, WEATHER CONDITIONS, OR TRANSPORTATION. BECAUSE SOME STATES AND JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY, THE ABOVE LIMITATIONS MAY NOT APPLY TO CUSTOMER.

IN NO EVENT SHALL Company's LIABILITY, IF ANY, EXCEED THE AMOUNT PAID TO Company BY CUSTOMER UNDER THE PROVISIONS OF THIS AGREEMENT, AND IN NO EVENT SHALL Company BE LIABLE FOR ANY CLAIM MADE BY CUSTOMER AFTER 2 YEARS FROM THE DATE OF THIS AGREEMENT.

         13. DISPUTE RESOLUTION. The parties hereto agree that the following alternative dispute resolution procedure shall be followed with respect to any dispute arising between the parties which in any manner arises out of or relates to the subject matter of this Agreement or the conduct of the parties in the performance of this Agreement.

                  13.1     NEGOTIATION BY SENIOR EXECUTIVES.

                           (a) Company and Customer shall attempt in good faith
to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between senior executives who have authority to settle the controversy and who are at a higher level of management than the persons with direct responsibility for administration of this Agreement. Any party may give the other party written notice of any dispute not resolved in the ordinary course of business. Within fifteen (15) days after delivery of the notice the party receiving the notice shall submit to the other a written response.

                           (b) The notice and the response shall include: (1) a
statement of each party's position regarding the matter in dispute and a summary of arguments in support thereof, and (2) the name and title of the executive who will represent that party and any other person who will accompany that executive. Within thirty (30) days after delivery of the notice, the designated executives shall meet a mutually acceptable time and place and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute. All reasonable requests for information made by one party to the other shall be honored in a timely fashion.

                           (c) If the matter in dispute has not been resolved
within sixty (60) days after delivery of the notice, or if the parties fail to meet within thirty (30) days, either party may initiate subsequent proceedings as contemplated herein.

                  13.2     BINDING ARBITRATION.

                           (a) In the event the parties are unable to resolve
any dispute arising hereunder by negotiation as provided above, either party (the "claimant") may give written notice to the other (hereinafter "respondent") of its intention to arbitrate, which notice shall contain a statement setting forth the nature of the dispute, the amount involved, if any, and the remedy sought, and shall submit the appropriate documents to the Atlanta, Georgia office of the American Arbitration Association (the "AAA") together with the appropriate filing fee. The AAA Commercial Arbitration Rules, as modified or revised by the provisions herein, shall govern the arbitration proceedings, which shall be held in Atlanta, Georgia before a single arbitrator selected from the AAA Commercial Arbitration Panel according to AAA procedures.

                           (b) Any award rendered by the arbitrators pursuant to
the procedure provided above shall be final and binding on the parties. Such award shall be enforceable under the Federal Arbitration Act and applicable state law. Judgment on such award may be entered by either party in the courts of Fulton County, Georgia, which court shall have exclusive jurisdiction over the enforcement of any arbitration award.

                           (c) The parties shall each bear all of their
respective arbitration costs and expenses and shall share equally the costs and expenses of the arbitrator. However, in the discretion of the arbitrator, the prevailing party may be awarded and allowed to recover from the other party its expenses of the arbitration proceedings, including reasonable attorney's fees.

                           (d) The provisions hereof shall be a complete bar and
defense to any suit, action or proceeding instituted in any court or before any administrative tribunal with respect to any dispute or controversy arising out of or in connection with this Agreement. The arbitration provisions hereof shall, with respect any such dispute or controversy, survive the termination or expiration of this Agreement.

         14. NON-HIRING OF COMPANY EMPLOYEES. Customer shall not solicit for employment nor hire any Company employee who is engaged in fulfilling the terms of this Agreement, and should Customer violate this provision, (i) Company may, in its sole discretion, terminate this Agreement, (ii) Customer shall immediately pay all amounts due for services rendered up to time of such termination, (iii) and all Software licenses shall terminate.

         15. TAXES. Prices and fees set forth in this Agreement are exclusive of all applicable sales, use and like taxes. Any tax that Company may be required to collect or pay upon the sale, use of delivery of any of the products or services provided by Company hereunder shall be paid by Customer and such sums shall be due and payable to Company upon delivery of any such products and/or services. Any personal property taxes levied after delivery shall be paid by Customer. It shall be solely the Customer's obligation, after payment to Company, to challenge the applicability of any tax by negotiation with, or action against, the taxing authority.

         16.      GENERAL PROVISIONS.

                  16.1 ASSIGNMENT. Neither party shall assign or otherwise transfer or purport to assign or otherwise transfer this Agreement or any of its rights or obligations hereunder or any part thereof without the prior consent in writing of the other party; provided, however, that either party shall have the right to assign this Agreement to an entity that acquires all or substantially all of its assets, all of its issued and outstanding stock or other ownership interests, or to an entity into which Company is merged and Customer shall have the right to assign this Agreement to any entity that controls, is controlled by or is under common control with Customer. Company shall give Customer prompt notice of any such assignment, and Customer shall have the right to terminate the Services provided by Company under this Agreement within thirty (30) days of receipt of such notice.

                  16.2 NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given on the date of service if served personally, on the next business day if sent by commercial overnight courier, or five (5) days after the date of mailing if mailed by first class mail, registered or certified, postage prepaid.

                  16.3 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee.

                  16.4 ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements, understandings and communications, whether oral or written.

                  16.5 AMENDMENTS. No provision of this Agreement may be amended, revoked or waived except by a writing signed by each of the parties hereto.

                  16.6 SEVERABILITY. The invalidity or unenforceability of any part of this Agreement, for any reason, shall not prejudice or effect the validity or enforceability of the remainder, and in such event the parties hereto shall use their best efforts to agree upon a replacement for such invalid or unenforceable provision in terms which correspond as closely as possible to the original provision.

                  16.7 PARTIES BOUND. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

                  16.8 HEADINGS. The headings of the sections of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement.

                  16.9 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which when taken together shall constitute one and the same instrument.

                  16.10 FURTHER ASSURANCES. The parties hereto agree to execute and deliver such additional documents, agreements, notices, and other instruments as are reasonably necessary or required to effectuate the intent and purpose of this Agreement.

                  16.11 RELATIONSHIP OF THE PARTIES. The parties hereto expressly understand and agree that they are independent contractors in the performance of this Agreement. Neither party, nor its officers, directors, employees, contractors or agents are the agents, employees or joint venturers of the other, nor do they have any authority to bind the other by contract or otherwise to any obligation. Nothing in this Agreement shall create a partnership or franchise between Company and Customer.

                       [SIGNATURES ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written, which shall be the Effective Date of this Agreement.


COMPANY
By: Genesis Consulting, an Unincorporated Business Organization

         By: _____________________________________
                Dennis R. Ashe, General Manager


CUSTOMER

By: yourTravelBiz.com, Inc. an Illinois Corporation

         By:      ___________________________________
                  J. Kim Sorensen, Vice President

                                    EXHIBIT A
                                    ---------
                          "SOFTWARE AND SPECIFICATIONS"

The solution consist of two components:
     a.Corporate Internet Website that has the following features:
                   Internet:
                         Menu Buttons:
                                Company Info
                                About Us
                                PDF Documents
                                Products (Retail Pricing)
                                Product Info & Prices
                         Login Screen
                                Secure Login
                                Customer Registration
                                Online Ordering
                                (Retail/Wholesale Shopping Cart w/Real Time
                                Credit Card/Check Processing)
                                Order Status (order status & Tracking)
                         Business Opportunity
                                Marketing Plan Info (Description)
                                Prospect Form for Lead Generation
                         Newsletter
                         Contact Us (email form)

     b. Distributor Internet/Intranet Replicator Website. The websites would be automatically generated when a Distributor is Signed Up to be an extension of the corporate website URL i.e.;
     HTTP://WWW.YOURCOMPANY.COM/REP/JOHNDOE.
                 Internet:
                         Menu Buttons:
                              Company Info
                              About Us
                              PDF Documents
                         Products (Retail Pricing)
                                Product Info & Prices
                         Login Screen
                              Secure Login
                              Customer Registration
                              Online Ordering
                              (Retail/Wholesale Shopping Cart w/Real Time
                              Credit Card/Check Processing)
                              Order Status (order status & Tracking)
                         Business Opportunity
                              Marketing Plan Info (Description)

                              Prospect Form for Lead Generation
                         Newsletter
                         Contact Us (email form)

                 Intranet:    Distributor Services (Secure Login Area for
                              Distributor's only)
                              Genealogy Reports
                              Volume & Ranking Information
                              Earnings Info
                              Edit of Personal Information
                              Edit of Personal Web Site Info

                                    EXHIBIT B
                                    ---------
                                   "SCHEDULE"


The implementation schedule is as follows:

1. Commitment
Signing of agreement and placement of order.

2. Phase I - Within 1-2 weeks from commitment date Completion of Programming Specifications for Genesis Project Manager.

3. Phase II - Within 3 Weeks from commitment date
Installation of Beta Version Site for testing and Data Entry of existing Applications. Completion of Compensation Plan.

4. Phase III - Within 1-2 weeks of Beta Installation
Completion and Fine Tuning of all Functions

5. Phase IV - Ongoing Site Management and Administration
Enhancements of Web/Online features, Administration of Web Site, Calculation and Payment of Commissions per agreement to Distributors.

                                    EXHIBIT C
                                    ---------
                           "FEES AND PAYMENT SCHEDULE"


FEES AND PAYMENT SCHEDULE:

     One time Setup/Training Fee                           $38,000.00
     40 Bit SSL VeriSign Secure Certificate & Setup1        $  525.00* 1st year
     Web Server Setup Fee                                   $   49.95
* (payable in advance before website is published)

     Monthly Recurring Fees
     Monthly Management Fee                                $ 2,100.00 per month minimum
     (Administer Corporate/Distributor Data & Websites Calculate and Pay Distributors via InterCash Pay Card.
     Payment to Distributors other than via InterCash Pay Card is at additional Setup Fee and Transaction
     Fees.)
     Corporate Website Monthly Hosting Fee                 $   260.00** per month
     Server Firewall Protection Monthly Fee                $    49.95** per month
** (Web Server includes Dual 1 GHz Processors, 2 GB Disk Storage, 12GB of
Monthly Transfer, 30 Pop3 E-mail Accounts 250MB of Mail Storage, 2 Audio/Video
Streams, Toll Free 365 Day 24/7 Server Tech Support, additional Shared Server capacities available on request at additional charge, see options below for details. Dedicated Server available on request for additional charge. We require two months deposit in advance before website is published, then invoiced monthly)

     Payment Processing Services
     Credit Card Discount Rate                             Per your Vendor
     Credit Card Authorization Attempt                     $      .30 per transaction attempt
     (does not include Discount Rate & Transaction Fee charged by Visa/MC)
     ChecksOnLine(TM) Discount Rate                        1.99% plus $ .30 per transaction

     Replicator Sites for Distributors
     One Time Setup Fee for each Distributor Site          $     1.00
     Monthly Hosting Fee per Distributor Site              $     1.00 per Site
     (After first 2500 Active Distributor's, the Monthly Fee for all
     Distributor's over 2500 will drop to $ .50 per Distributor with a cap at 10,000 Distributor's)

Options
     Custom Programming & Other Services available
     Consulting Services                                   $   250.00 per hour/1 day min.
     Custom programming of new applications                $   125.00 per hour
     Graphics Rendering                                            $   125.00 per hour
     Design, Review & Revision of Compensation Plan        $   250.00 per hour
     Specialized Reports                                                    $   125.00 per hour
     URL Registration                                      $   150.00 (covers first 2 years)
     1Yearly Renewal                                       $   350.00
     Technical trainers for Corporate Meetings             $ 1,500.00 per day plus Travel/Expenses
     Additional Bandwidth Transfer                         $     6.00 per mo per 1GB of Transfer
     Additional POP3 Mailboxes                             $     5.00 per mo per 5 Mailboxes
     Additional Mailboxes Storage                          $     5.00 per mo per 5 MB



ADMINISTRATIVE MANAGEMENT FEES ARE PAID ONE MONTH IN ADVANCE. ALL OTHER MONTHLY FEES ARE INVOICED AT THE END OF THE MONTH AND ARE DUE AND PAYABLE UPON RECEIPT. WE RESERVE THE RIGHT TO DISCONTINUE SERVICE FOR ANY OUTSTANDING INVOICE OVER 30 DAYS OLD. ALL OTHER FEES ARE DUE UPON RECEIPT OF INVOICE (OTHER CONSULTING, TRAINING, ETC.).

Agreement Term is for 2 years with a 60 day written cancellation by either party and shall automatically renew in 1year increments.

The prices shown above are exclusive of freight and any applicable Sales Tax.

The Web Hosting Fees and Secure Certificate Fee will be Invoiced separately and are payable before the website is published as noted above. Failure to pay these Fees in a timely manner will result in the suspension of the Web Hosting Service which will shut down the Customer Web Site.

A deposit of 1/3 of the Setup and Training Fee is due upon signing of the Agreement. An additional 1/3 is due in two weeks from the date of signing of the Agreement and the final 1/3 is due upon completion of "Phase III" as specified above. Once the site has been published for use by Customer's customers and Distributor's, the monthly fees shall commence. All other setup fees are due upon implementation (Web Site Hosting, Merchant Registration for Automated Funds Transfer, URL Registration, VeriSign Secure Certificate Application, Etc.).

All reasonable and customary out of pocket expense incurred by Genesis Consulting or sub-contractors of Genesis Consulting, such as travel, car rental, and lodging shall be reimbursed upon presentation of invoice.

GENERAL TERMS:

         1. CREDIT AND PAYMENT TERMS:
The following general terms and conditions apply to all amounts due from Customer to Company:

         (a) A completed credit application shall be completed before Company will consider extending financing terms.

         (b) All out-of-pocket expenses incurred by Company are due and payable upon receipt of invoice.

         (c) All programming, training, and consulting services provided to Customer are payable upon receipt of invoice.

         (d) Company reserves the right to withhold, documentation and other deliverables in the event of nonpayment by Customer. Company also reserves the right to disable the Software in the event of nonpayment by Customer.

         (e) Company will charge interest of 1.5% per month on all past due accounts.

                                    EXHIBIT D
                                    ---------
                                   "HARDWARE"

Not Applicable

25

                                    EXHIBIT E
                                    ---------
                                   "SERVICES"

         1. Hosting of Corporate and Distributor Website's

         2. Monthly Management & Administration of Corporate & Distributor Website's, Software and Hardware.

         3. Credit Card and Bank Draft Payment Processing Services

         4. Commission Payments to Distributors via InterCash ATM PayCard(TM)

         5. Replicator Sites for Distributor

Options

50 State Sales Tax Calc. & Reporting via Third Party Vendor
Upon written Request from Customer, Company can provide integration to either TaxWare(TM) or Vertex Sales Tax Services at Company's then Hourly Rate.

Custom Programming & Other Services available
(available at Company's  then published Hourly Rate)

         Consulting Services Custom programming of new applications Design, Review & Revision of Compensation Plan Specialized Reports, Billings, Summary Reports Integration to Customers Accounting System URL Registration Technical trainers for Corporate Meetings Procedure and System Documentation

                                    EXHIBIT F
                                    ---------
                                   "TRAINING"


         Not Applicable

                                                                    EXHIBIT 10.2
                                   REZcity.com
                                  REZcity Plus
                   A Division of Rezconnect Technologies, Inc.


                               FRANCHISE AGREEMENT


                       EXHIBIT B TO THE OFFERING CIRCULAR





















                     THIS CONTRACT IS SUBJECT TO ARBITRATION
                     ---------------------------------------

                                TABLE OF CONTENTS


I.     GRANT.................................................................2

II.    TERRITORY.............................................................2

III.   TERM AND RENEWAL......................................................3

IV.    BUSINESS LOCATION.....................................................4

V.     TRAINING AND ASSISTANCE...............................................5

VI.    USE OF SYSTEM AND MARKS...............................................6

VII.   OPERATIONS MANUAL.....................................................7

VIII.  CONFIDENTIAL INFORMATION..............................................7

IX.    MODIFICATION OF THE SYSTEM............................................8

X.     ADVERTISING...........................................................8

XI.    PAYMENTS TO FRANCHISEE................................................9

XII.   BILLING, ACCOUNTING AND RECORDS.......................................9

XIII.  STANDARDS OF QUALITY AND PERFORMANCE.................................10

XIV.   FRANCHISOR'S OPERATIONS ASSISTANCE...................................11

XV.    INSURANCE............................................................12

XVI.   COVENANTS............................................................14

XVII.  DEFAULT AND TERMINATION..............................................15

XVIII. RIGHTS AND DUTIES OF PARTIES UPON EXPIRATION OR TERMINATION..........17

XIX.   TRANSFERABILITY OF INTEREST..........................................18

XX.    DEATH OR INCAPACITY OF FRANCHISEE....................................20

XXI.   RIGHT OF FIRST REFUSAL...............................................21

XXII.  INDEPENDENT CONTRACTOR AND INDEMNIFICATION...........................21

XXIII. NON-WAIVER...........................................................22

XXIV.  NOTICES..............................................................22

XXV.   COST OF ENFORCEMENT OR DEFENSE.......................................23

XXVI.  APPROVALS............................................................23

XXVII. ENTIRE AGREEMENT.....................................................23

XXVIII.SEVERABILITY AND CONSTRUCTION........................................24

XXIX.  APPLICABLE LAW.......................................................24

XXX.   ARBITRATION..........................................................25

XXXI.  FORCE MAJEURE........................................................26

XXXII. FRANCHISEE DEFINED; GUARANTY.........................................26

XXXIII.CAVEAT...............................................................26

XXXIV. ACKNOWLEDGMENTS......................................................26

EXHIBITS
--------

A. MAP OF TERRITORY B. COMMISSION SCHEDULE
C. GUARANTY AND ASSUMPTION OF OBLIGATIONS D. PROMISSORY NOTE

                          RezConnect Technologies, Inc.

                               FRANCHISE AGREEMENT

     This Franchise Agreement (this "Agreement"), made this ____ day of ___________, 20___ by and between RezConnect Technologies, Inc., a company operating under the laws of the State of New York, and having its principal place of business at 560 Sylvan Avenue, Englewood Cliffs, New Jersey 07632 (hereinafter referred to as "RezCity.com" or "Franchisor"), and __________________________ an individual/partnership/corporation/limited liability company established in the State of ____________, whose principal address is __________________________________________________ (hereinafter referred to as "Franchisee").

                              W I T N E S S E T H:

         WHEREAS, Franchisor has developed a system ("System"), identified by the Mark "RezCity.com" relating to the establishment, development and operation of a business specializing in the sale of Internet based marketing tools such as banner advertisements on the home page and calendar pages of the REZcity.com website, content licensing, creating websites with unlimited pages featuring a shopping cart order system and other forms of Internet Advertising. In addition to the services described, the franchisee can elect to operate a consignment business online and provide an auction model through the eBAY Marketplace (Hereby described as REZcity Plus). We all provide tools such as real-time reservations, confirmations and appointment scheduling, business-to-consumer negotiating of retail products and services. Other services include search engine submission and domain name site registration. All of these services are designed for small to medium sized businesses and local community organizations. Our travel services feature online 24/7 reservations/bookings for Airlines, Hotels, Cars, Limos, Tours and Cruises products with over 55 bookable engines ("Services")
         WHEREAS, the distinguishing characteristics of the System include, without limitation, the RezCity.com home page located at http://www.rezcity.com featuring "city guides" for over fifty three thousand (53,000) cities and communities; the proprietary Internet marketing package which includes the Services, the RezCity.com Confidential Operations Manual ("Manual"); methods for recruiting, hiring and training employees; inventory, cost controls, record keeping, all of which may be changed, improved and further developed by Franchisor from time to time; and

         WHEREAS, Franchisor is the owner of the right, title and interest, together with all the goodwill connected thereto, in and to the trademarks "RezConnect.com" and "RezCity.com" and other trademarks, domain names, service marks and trade dress, associated logos, commercial symbols, trade names, trademarks, service marks and trade dress as are now, or in the future, designated as an integral part of the System (the "Mark[s]"); and

         WHEREAS, Franchisee understands and acknowledges the importance of Franchisor's high and uniform standards of quality, operations and service and the necessity of operating the Franchised Business in strict conformity with Franchisor's standards and specifications; and

         WHEREAS, Franchisor is the licensee of certain proprietary software from 411Web.com, Inc., with the right to sub-license the software to its franchisees; and

         WHEREAS, Franchisor expressly disclaims the making of and Franchisee acknowledges that it has not received nor relied upon any warranty or guarantee, express or implied, as to the revenues, profits or success of the business venture contemplated by this Agreement. Franchisee acknowledges that it has read this Agreement and Franchisor's Uniform Franchise Offering Circular and that it has no knowledge of any representation by Franchisor or its officers, directors, shareholders, employees or agents that are contrary to the statements made in

Franchisor's Uniform Franchise Offering Circular or to the terms hereof.

         NOW, THEREFORE, the parties, in consideration of the undertakings and commitments of each party to the other set forth in this Agreement, hereby agree as follows:

I.             GRANT
               -----

         A     Franchisor  hereby grants to Franchisee,  subject to the terms and conditions hereof, the right and license to operate a business offering the Services to local businesses, community organizations, not-for-profit's, merchants and professionals within their franchised territory.
         B     In  consideration  of the  payments  received  and the  mutual covenants contained in this Agreement, Franchisor hereby grants to Franchisee, and Franchisee hereby accepts, a license for the territory hereinafter described. Franchisor hereby grants to Franchisee, and Franchisee hereby accepts, the right, license and privilege of using "RezCity.com" and "RezConnect.com" and other Marks of Franchisor solely and only upon and in connection with activities authorized under this Agreement. Franchisee agrees not to make or authorize any use, direct or indirect, of the Marks for any other purpose or in any other way. Franchisee acknowledges that Franchisor may grant other licenses for the use of the Marks or utilize the Marks in any manner whatsoever subject to the provisions of this Agreement.

II.            TERRITORY
               ---------

         A     The  territory  granted  shall be as  described  on  Exhibit A
("Territory"). During this Agreement term, Franchisor will not establish or license any other person or entity to provide Internet advertising services or other related services operating under the RezCity.com trademark and utilizing the System within the Territory; provided, however, that Franchisor shall retain the right:

               1.  to establish  other  Franchises at  any  location  outside of
Franchisee's   Territory,   as  Franchisor,   in  its  sole  discretion,   deems
appropriate;

               2. to establish, and license others to establish businesses under other systems using other proprietary marks, which businesses may offer or sell services and products which are competitive with or different from those services and products offered by the Franchised Business, and which businesses may be located within or outside the Territory; Rezconnect Technology which consists of a Net-to-Phone-to-Net application and WEB 2 Web applications are and will be used by various companies and websites which may compete directly with the franchisee in his market or on the Internet. We are not providing exclusive use of the applications to Franchisees but will not offer our technology using REZcity platform other than thru the Franchisee.

               3.  to   contract   with   sales  organizations  and other  Sales
Consultant(s) to allow the Sales Consultants and its sales force to engage in the sale of Internet advertising including the Services; provided, however, that Sales Consultants shall not be licensed to utilize the RezCity.com trademark as its principal trade name under which it operates, but may be permitted to identify itself as a "RezCity.com-Authorized Dealer"; provided further, that the Franchisee shall receive a commission based upon the sale of Services and other Internet advertising by each Sales Consultant occurring in Franchisee's Territory in accordance with Section V of this Agreement. Sales organization is optional and not required for franchisee to accept, unless already in marketplace and all deals will continue.

         B     Upon  execution  of   this  Agreement ,  Franchisee  shall  pay a
franchise      fee       ("Franchise       Fee")      to      Franchisor      of
___________________________________  DOLLARS  ($_________).  Said  Franchise Fee
shall be deemed fully earned and non-refundable upon execution of this Agreement as consideration for expenses incurred by Franchisor in furnishing assistance and services to Franchisee and for Franchisor's lost or deferred opportunity to grant this franchise to other third parties, except as may be specifically provided in this Agreement and/or any exhibit attached hereto.

         The initial franchise fee is based on a per unit sale. A unit can be defined as a town or city with a population of 25,000 or less. For a town or city with 25,000 or less in population, the franchise fee is $1,500. For towns or cities greater than 25,000 in population, a surcharge of $0.06 per person in population is charged. For example, if a town or city has 15,000 in population, the franchise fee would be $1,500; For a town with 30,000 in population, the franchise fee would be $1,800. The franchise fee is due and payable immediately upon execution of the Franchise Agreement. The population is based on the most current U.S. Census Bureau statistics. In the event a Franchisee selects REZcity Plus, they are required to purchase a minimum of three (3) contiguous units at a minimum cost of $4,500.

         Upon the commencement of Franchisee's Franchised Business, Franchisee shall pay to Franchisor a "Web Hosting Fee" totaling One Hundred Fifty Dollars ($150.00) for each franchised unit. The Web Hosting Fee is an annual fee, due from Franchisee to Franchisor on each anniversary year of the signed franchise Agreement. The Web Hosting Fee will increase each year (5%), to reimburse Franchisor for its costs, including labor, maintenance and communications, related to web hosting. If Franchisee does not pay re-occurring hosting fee, franchisee will be in default of the Franchise Agreement.

         C     Franchisee  acknowledges  that  because  complete and detailed uniformity under many varying conditions may not be possible or practical, Franchisor specifically reserves the right and privilege, at its sole discretion and as it may deem in the best interests of all concerned in any specific instance, to vary standards for any System franchisee based upon the peculiarities of the particular site or circumstance, population of trade area, density of population, business potential, existing business practices or any other condition which Franchisor deems to be of importance to the successful operation of such franchisee's business. Franchisee shall not be entitled to require Franchisor to disclose or grant to Franchisee a like or similar variation hereunder.

III.           TERM AND RENEWAL
               ----------------

         A     This  Agreement  shall be effective and binding for an initial term of five (5) years from the date of its execution.

         B     Franchisee shall have the right to renew this franchise at the expiration of the initial term of the franchise for two (2) additional successive terms of five (5) years each, provided that all of the following conditions have been fulfilled:

               1. Franchisee has, during the entire term of this Agreement, substantially complied with all its provisions;

               2. Franchisee has given notice of renewal to Franchisor as provided below;

               3. Franchisee has satisfied all monetary obligations owed by Franchisee to Franchisor, or any affiliate of Franchisor, and has timely met these obligations throughout the term of this Agreement;

               4.  Upon  renewal,   Franchisee   has   executed    Franchisor's
then-current form of the Franchise Agreement or has executed renewal documents at Franchisor's election (with appropriate modifications to reflect the fact that the Franchise Agreement relates to the grant of a renewal franchise), which

Franchise Agreement shall supersede this Agreement in all respects, and the terms of which may differ from the terms of this Agreement including, without limitation, a different percentage Sales Commission; provided, however, Franchisee shall not be required to pay the then-current initial Franchise Fee or its equivalent; and

               5.  Franchisee  has  complied  with   Franchisor's   then-current
qualifications and training requirements.

         C     If   Franchisee   desires  to  renew  this  franchise  at  the
expiration of this Agreement, Franchisee shall give Franchisor written notice of its desire to renew at least six (6) months, but not more than twelve (12) months, prior to the expiration of the initial term of this Agreement. Within thirty (30) days after its receipt of such timely notice, Franchisor shall furnish Franchisee with written notice of Franchisee's right to obtain a renewal franchise. If the notice indicates that Franchisor will permit Franchisee to obtain a renewal franchise, Franchisee's right to obtain a renewal franchise will be contingent on continued full compliance with this Agreement and any other agreement between Franchisee and Franchisor and/or Franchisor's affiliates. If, during the term of this Agreement, Franchisee has failed to substantially comply with this Agreement, Franchisor may refuse to grant Franchisee a renewal agreement. Franchisor will provide notice which states the reasons for Franchisor's decision. If Franchisor determines that Franchisee is not eligible to obtain a renewal franchise, but that the nature of the noncompliance may be cured so that Franchisor is willing to consider granting Franchisee a renewal franchise, Franchisor will notify Franchisee accordingly. Franchisee will be eligible for a renewal franchise if Franchisee has cured the noncompliance within thirty (30) days of Franchisor's notice of noncompliance to Franchisee.

IV.            BUSINESS LOCATION
               -----------------

         A     Franchisee  must locate the business office for the Franchised
Business from a premises which is located within the Territory ("Premises"). Franchisee's acceptance of a franchise for the operation of a Franchised
Business  at  the  location  of  the  Premises  is  based  on  Franchisee's  own independent investigation of its suitability for a Franchised Business. Franchisee may establish the office for the Franchised Business within the majority owner's residence (subject to local zoning laws). Franchisor does not evaluate the location. If a Franchisee selects REZcity Plus, Franchisee is required to lease a storage facility that is located within the same territory as the Franchised Business.

         B     Franchisee  agrees, at its expense,  to do or cause to be done the following within ninety (90) days after the date of this Agreement:

               1. obtain all required building, utility, sign, health, and business permits and licenses and any other required permits and licenses, if any;

               2. construct all required improvements to the Premises, and decorate Franchisee's Premises in compliance with layouts and specifications approved by Franchisor, if any;

               3.  purchase  and  install  all  required   computer   equipment,
furniture, furnishings and signs;

               4.  purchase the opening inventory of office supplies; and

               5. hire personnel required for Franchisee's Franchised Business, if any.

         C     Franchisee must not open the  Franchised  Business  and  commence business until:

               1. all of the  obligations  pursuant to the other  provisions  of
Section IV. of this Agreement have been fulfilled;

               2. Franchisor has received a fully executed form of collateral assignment of telephone numbers and listings, if required;

               3. Franchisee and its personnel have satisfactorily completed initial training;

         .........4. Franchisee has furnished Franchisor with certification that all required building, utility, sign, health, sanitation, business and other permits and licenses have been obtained from any applicable governmental authority, including any certificate of occupancy and approvals necessary to operate a business (if any); and

         .........5.  Franchisor has been furnished with copies of all insurance policies required by this Agreement, or such other evidence of insurance coverage and payment of premiums as Franchisor may request.

         D........Franchisee  must comply with these  conditions and be prepared to open the Franchised Business within one hundred twenty (120) days after signing this Agreement and only after having satisfactorily completed the initial training program as specified in Section V.

V.             TRAINING AND ASSISTANCE
               -----------------------

         A     Franchisor shall make training available to Franchisee and its manager, who shall successfully complete each required training and familiarization course conducted. Initial training shall cover aspects of the operation of a Franchised Business, and shall be conducted in three (3) phases ("Phase[s] I - III"):


         Phase I This Phase is a self-study course lasting several days depending upon Franchisee's technical background and time spent each day reviewing the materials. Franchisee must pass a proficiency examination over the Internet via an online tutorial program to successfully complete Phase I.

         Phase II For REZcity: This Phase lasts twelve (12) hours over several weeks online. Franchisee may elect to visit REZcity.com Corporate Headquarters, or any other location that the Franchisor operates from including a location selected by the Area Representative, if one exits in franchisee's market for in-class training. In-class training is recommended but not mandatory. This Phase is designed to provide Franchisee with an understanding of products and services as well as sales and public relations skills.

                          For REZcity Plus: This Phase lasts eighteen (18) hours over several weeks online. Franchisee may elect to visit REZcity.com Corporate Headquarters, or any other location that the Franchisor operates from including a location selected by the Area Representative, if one exists in franchisee's market for in-class training. In-Class training is recommended but not mandatory. This Phase begins with twelve (12) hours of REZcity.com training and is followed by an additional six (6) hours of training on the auction program.

         Phase III        Prior to beginning  operation,  Franchisor or its Area
                          Representative    shall   provide    Franchisee   with
                          counseling and offer its experience and knowledge on pertinent issues Franchisee has in establishing the Franchised Business. Franchisor shall be available during normal business hours and can be reached by fax, telephone and/or the Internet.

         If Franchisee selects in-house training, all expenses of attendance at the initial training by Franchisee and its employees including, without limitation, travel, and room and board expenses, shall be the sole responsibility of Franchisee. If Franchisee selects online training, the only expense associated is a long distance telephone call into the conference line.

         B As part of ongoing assistance, Franchisor will make available a telephone line which Franchisee may use to communicate with Franchisor during normal business hours to request advice regarding sales matters, business or technical issues.

         C Franchisor may provide and may require that previously trained and experienced Franchisees or their managers or employees attend and successfully complete refresher training programs or seminars; provided online or in-house.
VI.            USE OF SYSTEM AND MARKS
               -----------------------

         A Franchisee acknowledges that the name "REZcity.com" and "REZconnect.com"" and the Marks licensed hereunder are owned by Franchisor and Franchisee further acknowledges that valuable goodwill is attached to such trade names, trademarks and service marks and that Franchisee will use same only in the manner and to the extent specified by this Agreement.

         B Franchisee acknowledges, and will not c ontest, Franchisor's or any affiliate's exclusive ownership and rights to each and every aspect of the System. Franchisee's right to market the System and establish the Franchised Businesses is specifically limited to the Territory, and is subject to the supervision and control of Franchisor as provided herein. Said right shall terminate upon the expiration or termination of this Agreement.

         C Franchisee acknowledges that Franchisor's Marks constitute a significant aspect of the System. Without Franchisor's written approval, Franchisee agrees that such Marks will not be used as the name, or part of any name, of any corporation, partnership or any entity of proprietorship under which Franchisee transacts business. Franchisee's use of the Marks are subject to the control and approval of Franchisor in every other respect.

         D If a claim is asserted by others of a prior use of the Marks with respect to a similar business within the Territory, Franchisor may require Franchisee to participate in the defense of such claims, at Franchisor's expense. Franchisee shall give written notice to Franchisor within five (5) days of acquiring knowledge concerning the use by others within the Territory of the same or confusingly similar names and Marks.

         E If Franchisor at any time, in its sole discretion, determines that it is advisable for Franchisee to modify or discontinue use of any Marks, and/or use one or more additional or substantive trade names, trademarks, service marks or other commercial symbols, Franchisee agrees to comply therewith within a reasonable time after notice thereof by Franchisor.

         F Franchisee shall not establish a Website on the Internet using any domain name containing the words "REZconnect.com," "RezCity.com," "Ezdropoff.com" or any variation thereof without prior written consent from Franchisor. Franchisor retains the sole right to advertise on the Internet and create a Website using the RezCity domain names (Including: rezcity.com, rezity.biz, rezcity.net, rezcity.tv). Franchisee acknowledges that Franchisor is the owner of all right, title and interest in and to such domain names as Franchisor shall designate in the Manual. Franchisor retains the right to pre-approve Franchisee's use of linking and framing between Franchisee's Web pages and all other Websites. If requested by Franchisor, Franchisee shall, within five (5) days, dismantle any frames and links between Franchisee's Web pages and any other Websites.

         G If you are a REZcity Plus Franchisee, you cannot own an auction site from eBAY or any other provider or sell goods on behalf of a third party under any condition. Violation of this prohibition will be grounds for immediate termination of the Franchise Agreement.

VII.           OPERATIONS MANUAL
               -----------------

         A While this Agreement is in effect, Franchisor will loan to Franchisee one (1) copy of the Manual containing mandatory and suggested specifications, standards, operating procedures and rules prescribed from time to time by Franchisor for a Franchised Business and information relative to other obligations of Franchisee. Franchisor shall have the right to add to and otherwise modify the Manual from time to time to reflect changes in the specifications, standards, operating procedures and rules prescribed by
Franchisor for a Franchised Business, provided that no such addition or modification shall alter Franchisee's fundamental status and rights under this Agreement. Franchisor may make such additions or modifications without prior notice to Franchisee. Franchisee shall immediately, upon notice, adopt any such changes.

         B The Manual shall, at all times, remain the sole property of Franchisor and shall promptly be returned upon the expiration or termination of this Agreement. Franchisee shall not make any disclosure, duplication or other unauthorized use of manner any portion of the Manual.

         C The Manual contains proprietary information of Franchisor and shall be kept confidential by Franchisee both during the term of the franchise and subsequent to the expiration or termination of this Agreement. Franchisee shall at all times ensure that its copy of the Manual be available on the Premises in a current and up-to-date manner. At all times that the Manual is not in use by authorized personnel, Franchisee shall maintain the Manual in a locked receptacle on the Premises, and shall only grant authorized personnel, as defined in the Manual, access to the key or combination of such receptacle. In the event of any dispute as to the contents of the Manual, the terms of the master copy of the Manual maintained by Franchisor at Franchisor's headquarters shall be controlling.

VIII.          CONFIDENTIAL INFORMATION
               ------------------------

         A Franchisor possesses certain proprietary confidential information consisting of methods, techniques, formats, specifications, procedures, information, systems, methods of business management, sales and promotion techniques, and knowledge of and experience in operating a Franchised Business (the "Confidential Information"). Franchisor shall disclose the Confidential Information in the training program, the Manual, and in guidance furnished to Franchisee during this Agreement's term. Franchisee shall not acquire any interest in the Confidential Information, other than the right to utilize it in performing its duties during the term of this Agreement, and Franchisee acknowledges that the use or duplication of the Confidential Information in any other business venture would constitute an unfair method of competition. Franchisee acknowledges and agrees that the Confidential Information is proprietary, includes Franchisor's trade secrets, and is disclosed to Franchisee solely on the condition that Franchisee (and its shareholders, partners, members and managers, if Franchisee is a corporation, partnership or limited liability company) does hereby agree that it: (a) shall not use the Confidential Information in any other business or capacity; (b) shall maintain the absolute confidentiality of the Confidential Information during and after the term of this Agreement; (c) shall not make unauthorized copies of any portion of the Confidential Information disclosed in written or other tangible form; and (d) shall adopt and implement all reasonable procedures prescribed from time to time by Franchisor to prevent unauthorized use or disclosure of the Confidential Information. All ideas, concepts, techniques or materials concerning the Franchised Business, whether or not protectable intellectual property and whether created by or for Franchisee or its owners or employees, must be promptly disclosed to Franchisor and will be deemed
Franchisor's sole and exclusive property, part of the System and works made-for-hire for Franchisor. To the extent any item does not qualify as a "work made-for-hire" for Franchisor, Franchisee shall assign ownership of that item, and all related rights to that item, to Franchisor and must sign whatever assignment or other documents Franchisor requests to show ownership or to help Franchisor obtain intellectual property rights in the item.

         B Franchisor reserves the right to require Franchisee to have each of its shareholders, officers, directors, partners, employees, members, and managers, and, if Franchisee is an individual, Franchisee's spouse, execute a non-disclosure and non-competition agreement in a form approved by Franchisor.

IX.            MODIFICATION OF THE SYSTEM
               --------------------------

         Franchisee recognizes that from time to time hereafter, Franchisor may change or modify the System including, without limitation, the adoption and use of new or modified Marks or copyrighted materials, new computer hardware and software, equipment or new techniques and that Franchisee will accept and use for the purpose of this Agreement any such changes in the System as if they were part of this Agreement at the time of execution hereof. Franchisee will make such expenditures as such changes or modifications in the System may reasonably require. Franchisee shall not change the System in any way without written permission of Franchisor.

X.             ADVERTISING
               -----------

         A If you are an individual Franchisee, you have the option to make expenditures on advertising within your territory. You may use your own advertising materials subject to the approval of the Franchisor. Franchisor may provide guidelines for conducting local advertising and promotional programs, and any deviations from such guidelines shall be approved by Franchisor in writing prior to use.
         B As a REZcity Plus Franchisee, you must contribute 1% of your gross revenue to the REZcity.com National Advertising Fund. There are no REZcity Plus Franchisees in the network that do not contribute to this Fund. We estimate that during the coming fiscal year, about 35% of the Funds money will be spent on media, 20% on the production of advertising materials, 20% on public relations, 10% on sponsorships and 15% on administration. REZcity Corporate Headquarters does not have to spend a specified amount of Advertising Fund money on advertising in your geographic area. We will prepare an annual accounting for the Fund. You may review upon request once a year. The report will not be audited. Most of the money in the Advertising Fund will be spent during the year in which it is contributed. Any unspent money will be retained in the account for use during the following year. This goes into the OC at Item 11 not here.

         C Franchisee is required to advertise continuously in the classified or Yellow Pages of the local telephone directory. Franchisee shall do so under the listings "Internet Services" or such other listings as deemed appropriate by Franchisor. When more than one (1) Franchised Business serves a metropolitan area, classified advertisements shall list all Franchised Businesses operating within the distribution area of such classified directories. Each franchisee shall contribute its equal share in the cost of such advertisement. If required, Franchisee agrees to execute an agreement assigning such directory listing to Franchisor, utilizing a form prescribed by Franchisor, which shall become effective upon termination or expiration of this Agreement.

         D With respect to any promotional materials or advertising permitted hereunder, Franchisee shall not use in advertising or any other form of promotion, the copyrighted materials, trademarks, copyrights, service marks or commercial symbols of Franchisor without appropriate (C) or (R) registration marks or the designations TM or SM where applicable.

XI.            PAYMENTS TO FRANCHISEE
               ----------------------

         A     Unless   Franchisor  and Franchisee  agree in writing  otherwise
for a specific account, Franchisor shall pay to Franchisee, within fifteen (15) days after the end of each calendar month and according to the schedule as contained in Exhibit B to this Agreement, fees for the sale of each Service or other Internet advertising services which are actually received by Franchisor from each franchisee, Sales Consultant or directly from the end user based upon sales within Franchisee's Territory (as delineated in Exhibit A) ("Sales Commissions").

         Notwithstanding the foregoing:

               1. If Franchisee has failed to perform in any material respect any material requirements under the terms of this Agreement, Franchisee shall not be entitled to receive Sales Commissions until such deficiencies have been corrected to Franchisor's reasonable satisfaction.

               2. Franchisee shall not be entitled to share in or receive any Sales Commissions based upon fees paid to Franchisor in the Territory prior to the time Franchisee completes the initial training program and commences full operations of the Franchised Business.

         B All payments under this Paragraph shall immediately and permanently cease after the expiration or termination of this Agreement, although Franchisee shall receive all amounts which have accrued to Franchisee as of the effective date of expiration or termination.

         C     Franchisor's  payments to Franchisee shall be based on amounts actually collected, not on payments accrued, due or owing. Franchisor shall apply any payments received from to any past due indebtedness owed to Franchisor or its affiliates.

         D. Franchisee shall not be allowed to set off amounts owed to Franchisor for fees or other amounts due under this Agreement against any monies owed to Franchisee by Franchisor, which right of set off is hereby expressly waived by Franchisee. Franchisor shall be allowed to set off against amounts owed to Franchisee for Sales Commissions or other amounts due under this Agreement any monies owed to Franchisor.

E. All Merchant fees and any third party charges to handle billing are deductible from monies owed franchisee based on reasonable industry standards.

XII.           BILLING, ACCOUNTING AND RECORDS
               -------------------------------

         A     During  the term of this  Agreement,  Franchisor or its agent, will handle all of the billing and invoicing for the advertising services and sales of Services through the Franchised Business. Franchisor will exercise all reasonable efforts as it considers appropriate to collect amounts due for the Services or sales of other products or services performed in conducting the Franchised Business. Franchisor may, in its discretion, compromise, settle, discount, factor, write-off, assign to collection agencies or pursue through legal action, all amounts due for Services provided through the Franchised Business. After applying amounts owed by Franchisee to Franchisor, Franchisor will pay to Franchisee the commissions as specified in this Agreement and any other agreement between Franchisee and Franchisor on a monthly basis. Franchisor will withhold amounts due it under this Agreement (or any other agreement). Franchisor will pay such amount to Franchisee by the fifteenth (15th) day of each month based on the collections Franchisee has received for the immediately preceding month. The date shall automatically be extended until the next business day if the fifteenth (15th) day of the month is a holiday, Saturday or Sunday. Franchisor will simultaneously send Franchisee financial reports (electronically or otherwise) detailing the revenues billed and the amounts that are applied as a setoff. Although Franchisor will try to collect all receivables, there is no assurance or guarantee as to the timing of collection or the ultimate success of collection. Franchisor shall have no obligation other than to exercise its standard procedures for collection of amounts due. Some accounts are more reputable and creditworthy than others. Franchisor does not warrant the timing or collectability of any amounts owed by anyone even if Franchisor originally offered the account to Franchisee.

         B     During  the term of this Agreement,  Franchisee shall maintain and preserve for the time period specified in the Manual, full, complete and accurate books, records and accounts in accordance with the standard accounting system prescribed by Franchisor in the Manual or otherwise in writing. Franchisee shall retain during the term of this Agreement and for three (3) years thereafter all books and records related to the Franchised Business including, without limitation, invoices, payroll records, check stubs, sales tax records and returns, cash receipts and disbursement journals, general ledgers, state and federal income tax returns, and any other financial records designated by Franchisor or as required by law.

         C     Franchisee  shall   supply  to   Franchisor,  or its  designated
agent, on or before the fifteenth (15th) day of the following calendar month/quarter, in a form approved by Franchisor, a balance sheet as of the end of the last preceding calendar month/quarter and an income statement for such calendar month/quarter and Franchisee's fiscal year-to-date. Additionally, Franchisee shall, at its expense, submit to Franchisor within forty-five (45) days of the end of each fiscal year during the term of this Agreement, a profit and loss statement for such fiscal year and a balance sheet as of the last day of such fiscal year, prepared on a accrual basis including all adjustments necessary for fair presentation of the financial statements.

         D Franchisor or its designated agent(s) shall have the right, at all reasonable times, to examine and copy, at its expense, the books, records and tax returns of Franchisee. In addition, Franchisor shall have the right to interview clients, employees, vendors and/or suppliers. Franchisor shall also have the right, at any time, to have an independent audit made of Franchisee's books, at Franchisor's expense.

XIII.          STANDARDS OF QUALITY AND PERFORMANCE
               ------------------------------------

         A     Franchisee  understands  every detail of the  operation of the
Franchised Business is important, not only to Franchisee, but to Franchisor and other franchisees in order to (i) develop and maintain high and uniform operating standards; (ii) increase the demand for the Services, other services and products offered by Franchised Businesses; and (iii) increase the viewership and consumer awareness of local sites within the RezCity.com home page.

         B Franchisee agrees to comply with all requirements set forth in this Agreement, the Manual and other written policies supplied to Franchisee by Franchisor. Mandatory specifications, standards, operating procedures and rules prescribed from time to time by Franchisor in the Manual or otherwise communicated to Franchisee in writing shall constitute provisions of this Agreement as if fully set forth herein. All references herein to this Agreement shall include all such mandatory specifications, standards and operating procedures and rules. Franchisee shall comply with the entire System including, but not limited to, the provisions of this Paragraph XIII.

         C Franchisee recognizes that the operation of a RezCity.com business involves heavy emphasis on sales soliciting and marketing. In addition, if Franchisee is a franchisee operating in a metropolitan market, Franchisee understands there is additional emphasis on developing, managing and soliciting Sales Consultants.

         D Franchisee shall offer for sale and use at the Franchised Business all types of advertising and Internet products and related services that Franchisor from time to time authorizes and shall not offer for sale or sell or provide through the Franchised Business or the Premises which it occupies any other category of services, supplies, merchandise, products or accessories or use such Franchised Business for any purpose other than the operation of a RezCity.com Franchised Business in full compliance with this Agreement and the Manual.

         E The Franchised Business shall, at all times, be under the direct supervision of Franchisee. Franchisee understands that the Franchised Business may be operated on a part-time or full-time basis. Full-time means the expenditure of at least thirty-five (35) hours per week, excluding vacation, sick leave, etc. I
         F Franchisee shall secure and maintain in force all required licenses, permits and certificates relating to the operation of the Franchised Business and shall operate the Franchised Business in full compliance with all applicable laws, ordinances and regulations including, without limitation, all government regulations.

         G All advertising and promotional activities by Franchisee in any medium shall be conducted in a dignified manner and shall accurately promote, describe and otherwise represent the type, quality and other features of the services and related support activities.

         H     Franchisee  shall  use  only such  client  forms,  invoices  and standardized contracts, as are approved by Franchisor. Franchisee shall obtain such forms from Franchisor or from suppliers Franchisor has approved. Copies of all client contracts and invoices issued by Franchisee shall be submitted to Franchisor on a daily basis.

         I Franchisee shall notify Franchisor in writing within five (5) days of the commencement of any action, suit or proceeding, and of the issuance of any order, writ, injunction, award or decree of any court, agency or other governmental instrumentality, including action against professional services/credentials of any employee associated with Franchisee, which may adversely affect the operation or financial condition of the Franchised Business.

XIV.           FRANCHISOR'S OPERATIONS ASSISTANCE
               ----------------------------------

         A Franchisor or Franchisor's representative shall make periodic visits to the Franchised Business for the purposes of consultation, assistance and guidance of Franchisee in various aspects of the operation and management of the Franchised Business at the request of the Franchisee. The fee associated with Franchisor visiting Franchisee is $150 per day plus all travel expenses. Franchisor and Franchisor's representatives who visit the Franchised Business may prepare, for the benefit of both Franchisor and Franchisee, written reports with respect to such visits outlining any suggested changes or improvements in the operations of the Franchised Business and detailing any defaults in such operations which become evident as a result of any such visit. A copy of any such written report may be provided to Franchisee.

         B Franchisor may conduct research and testing to determine the feasibility of new programs, market trends and the marketability of new programs. Franchisee agrees to cooperate and participate in such research and testing programs by test marketing new programs and/or services at Franchisee's Franchised Business and by providing Franchisor with timely reports and other relevant information regarding research and testing programs. Franchisee agrees to make reasonable efforts to sell any products and services comprising the new program.

XV.            INSURANCE
               ---------

         A Franchisee shall procure, at its sole expense, and maintain in full force and effect during the term of this Agreement, an insurance policy or policies protecting Franchisee, Franchisor, their officers, directors, partners and employees against any loss, liability, personal injury, death or property damage or expense whatsoever arising or occurring upon or in connection with the Franchised Business, as Franchisor may reasonably require for its own and Franchisee's protection. Franchisor shall be named an additional insured in such policy or policies.

         B Such policy or policies shall be written by an insurance company licensed in the state in which Franchisee operates and having at least an "A" Rating Classification as indicated in A.M. Best's Key Rating Guide in accordance with standards and specifications set forth in the Manual or otherwise in writing, and shall include, at a minimum (except as different coverages and policy limits may reasonably be specified for all franchisees from time to time by Franchisor in the Manual or otherwise in writing), the following:

               1. All "Risks" or "Special" form coverage insurance on all furniture, fixtures, equipment, supplies and other property used in the operation of the Franchised Business, (which coverage may include flood and/or earthquake coverage, where there are known exposures to either peril or theft ) for full repair as well as replacement value of the equipment, Improvements and betterments, except that an appropriate deductible clause shall be permitted, not to exceed ONE THOUSAND DOLLARS ($1,000.00).

               2. Workers' Compensation and Employer's Liability insurance as well as such other insurance as may be required by statute or rule of the state or county in which the Franchised Business is located and operated.

               3. Individual Franchisees excluding REZcity Plus Franchisees may not need the full coverage of insurance outlined below unless they operate outside their home with the exception of Errors and Omissions insurance which is provided by Franchisor as a rider policy with a cost of $75 per year, which amount could increase in future years based on the cost of Franchisor's master policy with its carrier.

               4.  For  REZcity  Plus:  Franchisee   shall   purchase  insurance
according to the specifications that Franchisor designates in the current version of its manual. Franchisee is required to purchase and maintain a policy or policies of comprehensive public liability insurance, including products liability coverage, covering all assets , personnel and activities on an occurrence basis with a combined single limit for bodily injury, death or property damage of not less than $1,000,000. Franchisor may increase the minimum coverage requirement annually if necessary to reflect inflation or other changes in circumstances. Franchisee must carry Bailee's Insurance sufficient to cover the total loss or destruction of all seller's items in Franchisee's possession. In addition, Franchisee must maintain policies of workers compensation insurance, disability insurance and any other types of insurance required by applicable law. Each insurance policy that Franchisor requires under this Agreement must contain a provision that the policy cannot be cancelled without thirty (30) days' written notice to Franchisor. It must be issued by an insurance company of recognized responsibility, designate Franchisor an additional named insured and be satisfactory to Franchisor in form, substance and coverage. Franchisee shall deliver a certificate of the issuing insurance company evidencing each policy to Franchisor within ten (10) days after the policy is renewed.

               5. Commercial General Liability insurance, including a per premises aggregate with the following coverage's: broad from contractual liability; personal injury; medical payments and fire damage liability; insuring Franchisor and Franchisee against all claims, suits, obligations, liabilities and damages, including attorneys' fees, based upon or arising out of actual or alleged personal injuries or property damage resulting from or occurring in the course of, or on about or otherwise concerning the Franchise Business, including General Aggregate coverage in the following minimum limits:

                                                                 Minimum Limits
         Recommended Coverage                                     of Coverage
         --------------------                                     -----------

         General Aggregate.........................................$500,000
         Personal Injury...........................................$500,000
         Each Occurrence...........................................$500,000
         Fire Damage (any one fire).................................$50,000
         Medical Expense (any one person)............................$5,000
         Automobile Liability Insurance (including owned, hired
            and non-owned coverage)................................$500,000



               5. Such insurance as necessary to provide coverage under the indemnity provisions set forth in Paragraph XXII.C. of this Agreement.

               6. Such additional insurance and types of coverage as may be required by the terms of any lease for the Premises, or as may be required from time to time by Franchisor.

         The amounts required herein may be modified from time to time by Franchisor to reflect inflation or future experience with claims.

         C. The insurance afforded by the policy or policies respecting liability shall not be limited in any way by reason of any insurance which may be maintained by Franchisor. Within sixty (60) days of the signing of this Agreement, but in no event later than thirty (30) days prior to commencement of operations of the Franchised Business, a Certificate of Insurance showing compliance with the foregoing requirements shall be furnished by Franchisee to Franchisor for approval. Such certificate shall state that said policy or policies shall not be canceled or altered without at least thirty (30) days' prior written notice to Franchisor and shall reflect proof of payment of premiums. Maintenance of such insurance and the performance by Franchisee of the obligations under this Paragraph XV.C. shall not relieve Franchisee of liability under the indemnity provision set forth in this Agreement. Minimum limits as required above may be modified from time to time, as conditions require, by written notice to Franchisee.

         D. Should Franchisee, for any reason, not procure and maintain such insurance coverage as required by this Agreement, Franchisor shall have the right and authority (without, however, any obligation to do so) to immediately procure such insurance coverage and to charge same to Franchisee, which charges, together with a reasonable fee for expenses incurred by Franchisor in connection with such procurement, shall be payable by Franchisee immediately upon notice.

XVI.           COVENANTS
               ---------


         A. Unless otherwise specified, the term "Franchisee" as used in this Paragraph XVI. shall include, collectively and individually, Franchisee as defined in Paragraph XXXII.

         B. Franchisee covenants that, during the term of this Agreement, except as otherwise approved in writing by Franchisor, Franchisee shall not, either directly or indirectly, for itself, or through, on behalf of or in conjunction with any person, persons, partnership, corporation, limited liability company or other entity:

               1. Divert or attempt to divert any business or clients of the Franchised Business to any competitor, by direct or indirect inducement or otherwise, or do or perform, directly or indirectly, any other act injurious or prejudicial to the goodwill associated with the Marks or the System;

               2. Employ or seek to employ any person who is at that time employed by Franchisor or by any other franchisee licensed by Franchisor, or otherwise directly or indirectly induce or seek to induce such person to leave his or her employment; or

               3. Own, maintain, engage in, consult with or have any interest in any competitive business (including any business operated by Franchisee prior to entry into this Agreement) specializing, in whole or in part, in operating a business providing Internet advertising services, Online Auctions, and related services, the same as or similar to those offered or provided through the System.

         C. Franchisee specifically acknowledges that, pursuant to this Agreement, Franchisee shall receive certain trade secrets and confidential information including, without limitation, information regarding the promotional, operational, sales and marketing methods and techniques of Franchisor and the System. Accordingly, Franchisee covenants that, except as otherwise approved in writing by Franchisor, Franchisee shall not, for a period of one (1) year after the expiration or termination of this Agreement, regardless of the cause of termination, either directly or indirectly, for itself or through, on behalf of or in conjunction with any person, persons, partnership, corporation, limited liability company or other entity, own, maintain, engage in, consult with or have any interest in any business specializing, in whole or in part, in providing Internet advertising services and related services, the same as or similar to those offered or provided in the System within:

               1.  the  metropolitan   statistical  area  where  the  Franchised
Business is located; or

               2. a radius of ten (10) miles of the Territory of any other business using the System, whether franchised or owned and operated by Franchisor or any affiliate of Franchisor.

         D. Each of the foregoing covenants shall be construed as independent of any other covenant or provision of this Agreement. If all or any portion of a covenant in this Paragraph XVI. is held unreasonable or unenforceable by a court or agency having valid jurisdiction in an unappealed final decision to which Franchisor is a party, Franchisee shall be bound by any lesser covenant subsumed within the terms of such covenant that imposes the maximum duty permitted by law, as if the resulting covenant were separately stated in and made a part of this Paragraph XVI.

         E. Franchisee understands and acknowledges that Franchisor shall have the right, in its sole discretion, to reduce the scope of any covenant set forth in Paragraphs XVI.B. and XVI.C. in this Agreement, or any portion thereof, without Franchisee's consent, effective immediately upon receipt by Franchisee of written notice thereof, and Franchisee shall comply forthwith with any covenant as so modified, which shall be fully enforceable notwithstanding the provisions of Paragraph XXVII.

         F. Franchisor shall have the right to require all of Franchisee's personnel performing managerial, supervisory and marketing functions and all personnel receiving training from Franchisor to execute similar covenants in a form satisfactory to Franchisor.

         G. Franchisee acknowledges that Franchisor shall be entitled to seek immediate equitable remedies including, but not limited to, restraining orders in order to safeguard such proprietary, confidential and special information of Franchisor and that money damages alone would be an insufficient remedy with which to compensate Franchisor for any breach of the terms of this Paragraph XVI.

XVII.          DEFAULT AND TERMINATION
               -----------------------

         A. If Franchisee is in substantial compliance with this Agreement and Franchisor materially breaches this Agreement and fails to cure such breach within a reasonable time after written notice thereof is delivered to Franchisor, Franchisee may terminate this Agreement unless the breach cannot reasonably be cured within thirty (30) days, in which case Franchisee will have the right to terminate this Agreement if, after receipt of a written notice of default, Franchisor does not promptly undertake and continue efforts to cure such mutual breach within a reasonable period of time, and furnish Franchisee reasonable proof of such efforts. To terminate this Agreement under this Paragraph, Franchisee must provide a separate written notice of termination, which will be effective thirty (30) days after delivery of such notice to Franchisor. Such termination shall be effective thirty (30) days after delivery to Franchisor of written notice that such breach has not been cured and Franchisee elects to terminate this Agreement.

         B. This Agreement shall, at the option of Franchisor, terminate without notice of termination, if Franchisee or its owner(s), member(s), director(s), general partner(s), officer(s) or key employee(s):

               1. Fails to  establish  and equip the  Premises  as  provided  in
          Section III. of this Agreement;

               2. Fails to satisfactorily complete the training program as provided in Section IV. of this Agreement;

               3. Has made any material misrepresentation or omission in its application for the franchise;

               4. Is convicted of or pleads no contest to a felony or other crime or offense that is likely to adversely affect the reputation of Franchisor, Franchisee or the Franchised Business;

               5. Makes any unauthorized use, disclosure or duplication of any portion of the Manual or duplicates or discloses or makes any unauthorized use of any trade secret or confidential information provided to Franchisee;

               6. Abandons, fails or refuses to actively operate the Franchised Business for five (5) or more consecutive days, unless the Franchised Business has not been operational for a purpose approved by Franchisor, or fails to relocate to approved premises within an approved period of time following expiration or termination of the lease for the Premises, if applicable;

               7. Surrenders or transfers control of the operation of the Franchised Business, makes or attempts to make an unauthorized direct or indirect assignment of the franchise or an ownership interest in Franchisee, or fails or refuses to assign the franchise or the interest in Franchisee of a deceased or incapacitated controlling owner thereof as herein required;

               8. Is adjudicated as bankrupt, becomes insolvent, commits any affirmative act of insolvency or files any action or petition of insolvency; if a receiver (permanent or temporary) of its property or any part thereof is appointed by a court of competent authority; if it makes a general assignment for the benefit of its creditors; if a final judgment remains unsatisfied of record for thirty (30) days or longer (unless supersedes bond is filed); if execution is levied against Franchisee's business or property; if suit to foreclose any lien or mortgage against its Premises or equipment is instituted against Franchisee and not dismissed within thirty (30) days or is not in the process of being dismissed;

               9. Materially misuses or makes an unauthorized use of any of the Marks or commits any other act which can reasonably be expected to materially impair the goodwill associated with any of the Marks;

               10. Fails on two (2) or more separate occasions within any period of twelve (12) consecutive months to submit reports or other information or supporting records when due, to pay amounts due for purchases from Franchisor and any affiliate of Franchisor or other payments when due to Franchisor and any affiliate of Franchisor, or otherwise fails to comply with this Agreement, whether or not such failures to comply are corrected after notice thereof is delivered to Franchisee; or

               11. Continues to violate any health or safety law, ordinance or regulation or operates the Franchised Business in a manner that presents a health or safety hazard to its clients or the public.

               12, As a REZcity Plus Franchisee, Franchisee cannot own an auction site from eBAY or any other provider or sell goods for a third party under any condition.

         C. This Agreement shall terminate, at Franchisor's sole option, upon the occurrences of any of the following events and Franchisee's failure to cure within the specified time periods if Franchisee:

               1. Fails or refuses to make payments of any amounts due Franchisor or any affiliate of Franchisor for purchases from Franchisor or any affiliate of Franchisor, or any other amounts due to Franchisor or any affiliate of Franchisor, and does not correct such failure or refusal within thirty (30) days after written notice of such failure is delivered to Franchisee; or

               2. Fails or refuses to comply with any other provision of this Agreement, or any mandatory specification, standard or operating procedure prescribed in the Manual or otherwise in writing, and does not correct such failure within thirty (30) days or provide proof acceptable to Franchisor that Franchisee has made all reasonable efforts to correct such failure and shall continue to make all reasonable efforts to cure until a cure is effected; if such failure cannot reasonably be corrected within thirty (30) days after written notice of such failure to comply is delivered to Franchisee.

         D. To the extent that the provisions of this Agreement provide for periods of notice less than those required by applicable law, or provide for termination, cancellation, non-renewal or the like, other than in accordance with applicable law, to the extent such are not in accordance with applicable law, such provisions shall not be effective, and Franchisor shall comply with applicable law in connection with each of these matters.

XVIII.         RIGHTS AND DUTIES OF PARTIES UPON EXPIRATION OR TERMINATION
               -----------------------------------------------------------

         Upon termination or expiration, this Agreement and all rights granted hereunder to Franchisee shall forthwith terminate and:

         A. Franchisee shall immediately cease to operate the Franchised Business under this Agreement and shall not thereafter, directly or indirectly, represent to the public or hold itself out as a present or former franchisee of Franchisor.

         B. Upon demand by Franchisor, Franchisee shall assign (or, if an assignment is prohibited, a sublease for the full remaining term and on the same terms and conditions as Franchisee's lease) its interest in a conventional office space lease (if applicable) then in effect for the Premises to Franchisor, and Franchisee shall furnish Franchisor with evidence satisfactory to Franchisor of compliance with this obligation within thirty (30) days after termination or expiration of this Agreement.

         C. Franchisee shall immediately and permanently cease to use, by advertising or in any other manner whatsoever, any confidential methods, procedures, trade secrets, processes and techniques associated with the System, the Marks and any distinctive forms, slogans, signs, symbols, logos or devices associated with the Marks or System. In particular, Franchisee shall cease to use, without limitation, all signs, advertising materials, stationery, forms and any other article which displays the Marks.

         D. Franchisee shall take such action as may be necessary to cancel or assign to Franchisor, at Franchisor's option, any assumed name or equivalent registration filed with state, city or county authorities which contains the name "RezCity.com," "REZconnect.com," or any of the Marks, and Franchisee shall furnish Franchisor with evidence satisfactory to Franchisor of compliance with this obligation within thirty (30) days after termination or expiration of this Agreement.

         E. Franchisee shall promptly pay all sums owing to Franchisor.In the event of termination for any default of Franchisee, such sums shall include, but not be limited to, all damages, costs and expenses, including reasonable attorneys' fees incurred by Franchisor as a result of the default.

         F. Franchisee shall pay to Franchisor all damages, costs and expenses, including reasonable attorneys' fees, incurred by Franchisor subsequent to the termination or expiration of the franchise herein granted in obtaining injunctive or other relief for the enforcement of any provisions of this Paragraph XVIII. or Paragraph XVI.

         G. Franchisee shall immediately turn over to Franchisor the Manual and all other manuals, client lists, records, files, instructions, brochures, agreements, disclosure statements and any and all other materials provided by Franchisor to Franchisee relating to the operation of the Franchised Business (all of which are acknowledged to be Franchisor's property).

         H. Franchisee hereby acknowledges that all telephone and facsimile numbers, e-mail and Internet addresses used in the operation of the Franchised Business constitute property of Franchisor. Franchisee agrees, prior to utilizing any telephone number in conjunction with the Franchised Business, to execute an agreement assigning such telephone listing and numbers to Franchisor, which shall become effective upon termination of this Agreement for any reason. In addition, Franchisee shall notify the telephone company and all listing agencies of the termination or expiration of Franchisee's right to use any telephone numbers and facsimile numbers in any regular, classified or other telephone directory listing associated with the Marks and to authorize transfer of same to or at the direction of Franchisor.

         I. Franchisor shall have the right(but not the duty) to be exercised by notice of intent to do so within thirty (30) days after termination or expiration, to purchase for cash, except as provided in this Paragraph XVIII.K., any or all assets of the Franchised Business, including leasehold improvements, equipment, supplies and other inventory, advertising materials and all items bearing the Marks, at Franchisee's cost or fair market value, whichever is less. If Franchisor elects to exercise any option to purchase as herein provided, it shall have the right to set off all amounts due from Franchisee under this Agreement, if any, against any payment therefore.

         J.    Franchisee shall comply with the covenants contained in Paragraph
XVI. of this Agreement.

         K. All obligations of Franchisor and Franchisee which expressly or by their nature survive the expiration or termination of this Agreement shall continue in full force and effect subsequent to and notwithstanding their expiration or termination and until they are satisfied or by their nature expire.

XIX.           TRANSFERABILITY OF INTEREST
               ---------------------------

         A. This Agreement and all rights hereunder can be assigned and transferred by Franchisor and, if so, shall be binding upon and inure to the benefit of Franchisor's successors and assigns; provided, however, that with respect to any assignment resulting in the subsequent performance by the assignee of the functions of Franchisor, the assignee shall: (i) at the time of such assignment, be financially responsible and economically capable of performing the obligations of Franchisor hereunder; and (ii) expressly assume and agree to perform such obligations.

         B. Franchisee shall not transfer, sell or assign fifteen percent (15%) or more of the assets used in the Franchised Business or any ownership interest licensed hereunder without the written consent of Franchisor.

         C. The rights and duties of Franchisee as set forth in this Agreement, and the franchise herein granted, are personal to Franchisee, and Franchisor has agreed to enter into this contract with Franchisee in reliance upon Franchisee's personal skill and financial ability. Accordingly, neither Franchisee nor any successor of Franchisee, either immediate or remote, to any part of Franchisee's interest in this Agreement may sell, assign, transfer, convey, give away, pledge, mortgage or otherwise encumber any interest in this Agreement or in the franchise granted hereby. Any purported assignment or transfer, whether by operation of law or otherwise, or encumbrance of all or any part of Franchisee's rights, or of all or any part of Franchisee's company under this Agreement, or of all or any part of the operating control of the business of Franchisee, shall be null and void and shall constitute a material breach of this Agreement, for which breach Franchisor may then terminate this Agreement without notice or opportunity to cure, unless such assignment, transfer or encumbrance has the prior written consent of Franchisor.

         D. If Franchisee desires to sell or transfer all or any part of its interest in this Agreement and Franchise, or all or any part of the company which operates the Franchised Business, to any transferee, Franchisee shall first obtain the written consent of Franchisor to such transaction, which consent will be conditioned upon the satisfaction of the following conditions:

               1. All obligations owed to Franchisor and all other outstanding obligations relating to the Franchised Business shall be fully paid and satisfied.

               2. Unless prohibited by the law of the state where the Franchise is located, Franchisee shall have executed a general release, in a form satisfactory to Franchisor, of any and all claims against Franchisor including its officers, directors, shareholders and employees, in their corporate and individual capacities, including, without limitation, claims arising under federal, state and local laws, rules and ordinances, and any other matters incident to the termination of this Agreement or to the transfer of Franchisee's interest herein or to the transfer of Franchisee's ownership of all or any part of the business which operates this Franchise. If a general release is prohibited, Franchisee shall give the maximum release allowed by law.

               3. The transferee  shall have satisfied  Franchisor that it meets
Franchisor's   management,   business  and  financial  standards  and  otherwise
possesses the character and capabilities, including business reputation and credit rating, as Franchisor may require to demonstrate ability to conduct the Franchised Business.

               4. The transferee and, at Franchisor's option, all persons owning any interest in the transferee, shall execute the then-current Franchise Agreement for new franchisees which may be substantially different from this Agreement, including, without limitation, differences in Sales Commissions, territorial protection and other material provisions. The Franchise Agreement then executed shall be for the term specified in such Agreement.

               5. The transferee shall have executed a general release, in a form satisfactory to Franchisor, of any and all claims against Franchisor and its officers, directors, shareholders and employees, in their corporate and individual capacities, with respect to any representations regarding the franchise or the business conducted pursuant thereto or any other matter that may have been made to the transferee by the selling Franchisee.

               6. Franchisee shall have provided Franchisor with a complete copy of all contracts and agreements and related documentation between Franchisee and the transferee relating to the sale or transfer of the franchise.

         E. Franchisee shall have paid to Franchisor a transfer fee in the amount of twenty percent (20%) of the then-current initial Franchise Fee. (Up to $1,500 per town or city; multiple zip codes within one town or city still constitute a single franchise)

         F. Franchisee agrees to continue to be bound to the obligations of the new Franchise Agreement and to guarantee the full performance thereof by the transferee, if required by Franchisor.

         G. If Franchisee wishes to transfer this Agreement or any interest therein to a corporation, limited liability company or other legal entity ("Entity") which shall be entirely owned by Franchisee, which Entity is being formed for the financial planning, tax or other convenience of Franchisee, Franchisor's consent to such transfer shall be conditioned upon the following requirements:

                  1. The Entity shall be newly organized and its charter shall provide that its activities are confined exclusively to the operation of the Franchised Business.

                  2. Franchisee shall retain total ownership of the outstanding stock or other capital interest in the transferee Entity, and Franchisee shall act as the principal officer or officers and directors thereof.

                  3.  All   obligations  of  Franchisee  to  Franchisor  or  any
affiliate shall be fully paid and satisfied prior to Franchisor's consent.

                  4. The Entity assignee shall enter into a written agreement with Franchisor expressly assuming the obligations of this Agreement and all other agreements relating to the operation of this Franchised Business. If the consent of any other contracting party to any such agreement be required, Franchisee shall have obtained such written consent and provided the same to Franchisor prior to consent by Franchisor.

                  5. All owners of the stock or other ownership interest of the transferee Entity shall enter into an agreement with Franchisor, jointly and severally, guaranteeing the full payment of the Entity's obligations to Franchisor and the performance by the Entity of all the obligations of the Agreement.

                  6. Each stock certificate or other ownership interest certificate of the Entity shall have conspicuously endorsed upon the face thereof of a statement in a form satisfactory to Franchisor that it is held subject to, and that further assignment or transfer thereof is subject to, all restrictions imposed upon transfers and assignments by this Agreement.

                  7. Copies of the transferee Entity's Articles of Incorporation, Bylaws, Operating Agreement, and other governing regulations or documents, including resolutions of the Board of Directors authorizing entry into this Agreement, shall be promptly furnished to Franchisor. Any amendment to any such documents shall also be furnished to Franchisor immediately upon adoption.

                  8. The term of the transferred franchise shall be the unexpired term of this Agreement.

                  9. Franchisor's consent to a transfer of any interest in this Agreement or of any ownership interest in the Franchised Business shall not constitute a waiver of any claims Franchisor may have against the transferor or the transferee, nor shall it be deemed a waiver of Franchisor's right to demand compliance with the terms of this Agreement.

         H. Franchisor may, without liability of any kind or nature whatsoever to Franchisee, make available for inspection by any intended transferee of Franchisee all or any part of Franchisor's records relating to this Agreement, the Franchised Business, or to the history of the relationship of the parties hereto. Franchisee hereby specifically consents to such disclosure by Franchisor and absolutely releases and agrees to hold Franchisor harmless from and against any claim, loss or injury resulting from an inspection of Franchisor's records relating to this franchise by an intended transferee identified by Franchisee.

         I. Franchisee shall not , without prior written consent of Franchisor, place in, on or upon the location of the Franchised Business, or in any communication media, any form of advertising relating to the sale of the Franchised Business or the rights granted hereunder.


XX.            DEATH OR INCAPACITY OF FRANCHISEE
               ---------------------------------

         A. In the event of the death or incapacity of any person with an ownership interest in this Agreement, the heirs, beneficiaries, devisee, or legal representatives of said individual, partner, member or shareholder shall, within one hundred eighty (180) days of such event:

                  1.  ______________________________  Agreement  (except that no transfer fee shall be required) and upon appointing a designated manager to operate the Franchised Business which manager must begin Franchisor's training program no later than six (6) months after the date of Franchisee's death or disability; or

                  2. Sell, assign, transfer or convey Franchisee's interest in compliance with the provisions of Sections XIX. and XXI. of this Agreement; provided, however, in the event a proper and timely application for the right to continue to operate has been made and rejected, the one hundred eighty (180) days to sell, assign, transfer or convey shall be computed from the date of application. For purposes of this Paragraph XX.A.2., Franchisor's silence on an application made pursuant to Paragraph XIX.D. through the one hundred eighty
(180) days following the event of death or incapacity shall be deemed a rejection made on the last day of such period.

         B. In the event of the death or incapacity of an individual Franchisee, or any partner, shareholder or member of a Franchisee which is a partnership, corporation or limited liability company, where the aforesaid provisions of Paragraph XIX. have not been fulfilled within the time provided, all rights licensed to Franchisee under this Agreement shall, at the option of Franchisor, terminate forthwith and automatically revert to Franchisor.

         C. For purposes of this Agreement, "incapacity" shall be defined as the inability of Franchisee to operate or oversee the operation of the Franchised Business on a regular basis by reason of any continuing physical, mental or emotional incapacity, chemical dependency or other limitation. Any dispute as to the existence of an incapacity as defined herein shall be resolved by majority decision of three (3) licensed medical physicians practicing in the Metropolitan Statistical Area in which the Franchised Business is located, with each party selecting one (1) medical physician, and the two (2) medical physicians so designated selecting the third medical physician. The determination of the majority of the three (3) medical physicians shall be binding upon the parties and all costs of making said determination shall be borne by the party against whom it is made.

XXI.           RIGHT OF FIRST REFUSAL
               ----------------------

         If Franchisee or its owners propose to sell the Franchised Business (or its assets), any ownership interest of Franchisee or any ownership interest in this Agreement, Franchisee or its owners shall obtain and deliver a bona fide, executed written offer or proposal to purchase or proposal to merge, along with all pertinent documents including any contract or due diligence materials to Franchisor, which shall, for a period of thirty (30) days from the date of delivery of all such documents, have the right, exercisable by written notice to Franchisee or its owners, to purchase the ownership interest or assets for the price and on the terms and conditions contained in such offer or proposal to Franchisor, provided that Franchisor may substitute cash for the fair market value of any form of payment proposed in such offer or proposal. If Franchisor does not exercise this right of first refusal, the offer or proposal may be accepted by Franchisee or its owners, subject to the prior written approval of Franchisor, as provided in Paragraph XIX. hereof, provided that if the sale fails to close within one hundred twenty (120) days of the date thereof, Franchisor shall again have the right of first refusal herein described. Should a transferee assume the rights and obligations under this Agreement, such transferee shall likewise be subject to Franchisor's right of first refusal under terms and conditions as set forth herein.

XXII.          INDEPENDENT CONTRACTOR AND INDEMNIFICATION
               ------------------------------------------

         A. This Agreement does not create a fiduciary relationship between the parties, nor does it constitute Franchisee as an agent, legal representative, joint venturer, partner, employee or servant of Franchisor for any purpose whatsoever; and it is understood between the parties hereto that Franchisee shall be an independent contractor and is in no way authorized to make any contract, agreement, warranty or representation on behalf of Franchisor to incur any debt, or to create any obligation, express or implied, on behalf of Franchisor.

         B. During the term of this Agreement and any extension hereof, Franchisee shall hold itself out to the public as an independent contractor operating the business pursuant to a franchise from Franchisor. Franchisee shall take such affirmative action as may be necessary to do so including, without limitation, exhibiting a notice of that fact in a conspicuous place on the Premises and on all forms, stationery or other written materials, the content of which Franchisor reserves the right to specify.

         C. Franchisee shall defend, at its own cost, and indemnify and hold harmless Franchisor, its general partners and any shareholders, directors, officers, employees and agents, from and against any and all losses, costs, expenses (including, without limitation, reasonable accountants', attorneys' and expert witness fees, costs of investigation and proof of facts, court costs other litigation expenses, and travel and living expenses), damages and liabilities, however caused, resulting directly or indirectly from or pertaining to the use, condition or construction, equipping, decorating, maintenance or operation of the Franchised Business, including the sale of any Service sold from the Franchised Business, or from or pertaining to any breach of this Agreement by Franchisee. Such losses, claims, costs, expenses, damages and liabilities shall include, without limitation, those arising from latent or other defects in the Franchised Business, whether or not discoverable by Franchisor, and those arising from the death or injury to any person or arising from damage to the property of Franchisee or Franchisor, their agents or employees or any third person, firm or corporation, whether or not such losses, claims, costs, expenses, damages or liabilities were actually or allegedly caused wholly or in part through the active or passive negligence of Franchisor or any of its agents or employees or resulted from any strict liability imposed on Franchisor or any of its agents or employees. All such indemnification shall survive termination of this Agreement.

         D. Franchisor shall not, by virtue of any approvals, advice or services provide to Franchisee, assume responsibility or liability to Franchisee or any third parties to which Franchisor would otherwise be subject.

XXIII.         NON-WAIVER
               ----------

         No failure of Franchisor to exercise any power reserved to it hereunder, or to insist upon strict compliance by Franchisee with any obligation or condition hereunder, and no custom or practice of the parties in variance with the terms hereof, shall constitute a waiver of Franchisor's right to demand exact compliance with the terms hereof. Waiver by Franchisor of any particular default by Franchisee shall not be binding unless in writing and executed by the party sought to be charged and shall not affect or impair Franchisor's right with respect to any subsequent default of the same or of a different nature; nor shall any delay, waiver, forbearance or omission of Franchisor to exercise any power or rights arising out of any breach or default by Franchisee of any of the terms, provisions or covenants hereof, affect or impair Franchisor's rights nor shall such constitute a waiver by Franchisor of any right hereunder or of the right to declare any subsequent breach or default. Subsequent acceptance by Franchisor of any payment(s) due to it hereunder shall not be deemed to be a waiver by Franchisor of any preceding breach by Franchisee of any terms, covenants or conditions of this Agreement.

XXIV.          NOTICES
               -------

         Any and all notices required or permitted under this Agreement shall be in writing and shall be deemed received: (a) at the time delivered by hand to the recipient party (or to an officer, director or partner of the recipient party); (b) on the next business day of the transmission by facsimile, telegraph or other reasonably reliable electronic communication system; (c) two (2) business days after being placed in the hands of a commercial courier service for guaranteed overnight delivery; or (d) five (5) business days after placement in the United States Mail by Registered or Certified Mail, Return Receipt Requested, postage prepaid and addressed to the party to be notified at its most current principal business address of which the notifying party has been notified in writing. All notices, payments and reports required by this Agreement shall be sent to Franchisor at the address below:

         Notices to Franchisor:             RezConnect Technologies, Inc.
                                            560 Sylvan Avenue
                                            Englewood Cliffs, New Jersey 07632
                                            Attention:  Michael Brent, President
                                            Fax No.: 201-567-3265

         With a copy to:                    Harold L. Kestenbaum, Esq.
                                            EAB Plaza, West Tower, 14th Floor
                                            Uniondale, New York 11556
                                            Fax No.: (516) 745-0293

         Notices to Franchisee:
                                            ------------------------------------
                                            ------------------------------------
                                            ------------------------------------
                                            Fax No.:
                                                    -------------------

         With a copy to:
                                            ------------------------------------
                                            ------------------------------------
                                            ------------------------------------
                                            Fax No.:
                                                    -------------------

XXV.           COST OF ENFORCEMENT OR DEFENSE
               ------------------------------

         If Franchisor or Franchisee is required to enforce this Agreement in a judicial or arbitration proceeding, the prevailing party shall be entitled to reimbursement of its costs, including reasonable accounting and legal fees, in connection with such proceeding.

XXVI.          APPROVALS
               ---------

         A. Whenever this Agreement requires the prior approval or consent of Franchisor, Franchisee shall make a timely written request to Franchisor therefore and, except as otherwise provided herein, any approval or consent granted shall be effective only if in writing.

          B. Franchisor makes no warranties or guarantees upon which Franchisee may rely and assumes no liability or obligation to Franchisee or any third party to which it would not otherwise be subject, by providing any waiver, approval, advice, consent or services to Franchisee in connection with this Agreement, or by reason of any neglect, delay or denial of any request therefore.

XXVII.         ENTIRE AGREEMENT
               ----------------

         This Agreement, any exhibit attached hereto and the documents referred to herein, shall be construed together and constitute the entire, full and complete agreement between Franchisor and Franchisee concerning the subject matter hereof, and shall supersede all prior agreements. No other representation has induced Franchisee to execute this Agreement and there are no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein, which are of any force or effect with reference to this Agreement or otherwise. No amendment, change or variance from this Agreement shall be binding on either party unless executed in writing by both parties.

XXVIII.        SEVERABILITY AND CONSTRUCTION
               -----------------------------

         A. Each paragraph, part, term and/or provision of this Agreement shall be considered severable, and if, for any reason, any paragraph, part, term and/or provision herein is determined to be invalid and contrary to, or in conflict with, any existing or future law or regulation, such shall not impair the operation of or affect the remaining portions, paragraphs, parts, terms and/or provisions of this Agreement, and the latter shall continue to be given full force and effect and bind the parties hereto; and said invalid paragraphs, parts, terms and/or provisions shall be deemed not part of this Agreement; provided, however, that if Franchisor determines that said finding of illegality adversely affects the basic consideration of this Agreement, Franchisor may, at its option, terminate this Agreement.

         B. Anything to the contrary herein notwithstanding, nothing in this Agreement is intended, nor shall be deemed, to confer upon any person or legal entity other than Franchisor or Franchisee and such of their respective successors and assigns as may be contemplated by this Agreement, any rights or remedies under or by reason of this Agreement.

         C. Franchisee expressly shall be bound by any promise or covenant imposing the maximum duty permitted by law which is contained within the terms of any provision hereof, as though it were separately stated in and made a part of this Agreement, that may result from striking from any of the provisions hereof any portion or portions which a court may hold to be unreasonable and unenforceable in a final decision to which Franchisor is a party, or from reducing the scope of any promise or covenant to the extent required to comply with such a court order.

         D. All captions herein are intended solely for the convenience of the parties, and none shall be deemed to affect the meaning or construction of any provision hereof.

         E. This Agreement may be executed in multiple copies, and each copy so executed shall be deemed an original.

XXIX.          APPLICABLE LAW
               --------------

         A. THIS AGREEMENT AND THE RIGHTS OF THE PARTIES WILL NOT TAKE EFFECT UNLESS AND UNTIL THIS AGREEMENT IS ACCEPTED AND SIGNED BY FRANCHISOR. EXCEPT TO THE EXTENT THIS AGREEMENT OR ANY PARTICULAR DISPUTE IS GOVERNED BY THE U.S. TRADEMARK ACT OF 1946 OR OTHER FEDERAL LAW, THIS AGREEMENT AND THE FRANCHISE ARE GOVERNED BY NEW JERSEY LAW (WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PRINCIPLES), EXCLUDING ANY LAW REGULATING THE SALE OF FRANCHISES OR GOVERNING THE RELATIONSHIP BETWEEN A FRANCHISOR AND FRANCHISEE, UNLESS THE JURISDICTIONAL REQUIREMENTS OF SUCH LAWS ARE MET INDEPENDENTLY WITHOUT REFERENCE TO THIS SECTION. ALL MATTERS RELATING TO ARBITRATION ARE GOVERNED BY THE FEDERAL ARBITRATION ACT.

         B. FRANCHISEE ACKNOWLEDGES THAT THIS AGREEMENT IS ENTERED INTO IN BERGEN COUNTY, NEW JERSEY, AND THAT ANY ACTION SOUGHT TO BE BROUGHT BY EITHER PARTY, EXCEPT THOSE CLAIMS REQUIRED TO BE SUBMITTED TO ARBITRATION SHALL BE BROUGHT IN THE APPROPRIATE STATE OR FEDERAL COURT LOCATED IN BERGEN COUNTY, NEW JERSEY. THE PARTIES DO HEREBY WAIVE ALL QUESTIONS OF PERSONAL JURISDICTION OR VENUE FOR THE PURPOSES OF CARRYING OUT THIS PROVISION. THE EXCLUSIVE CHOICE OF JURISDICTION AND VENUE DOES NOT PRECLUDE THE BRINGING OF ANY ACTION BY THE

PARTIES, OR THE ENFORCEMENT BY THE PARTIES OF ANY JUDGMENT OBTAINED IN ANY SUCH JURISDICTION, IN ANY OTHER APPROPRIATE JURISDICTION, OR RESTRICT THE ABILITY OF THE PARTIES TO CONFIRM OR ENFORCE ARBITRATION AWARDS IN ANY APPROPRIATE JURISDICTION.

         C. NO RIGHT OR REMEDY CONFERRED UPON OR RESERVED TO FRANCHISOR OR FRANCHISEE BY THIS AGREEMENT IS INTENDED TO BE, NOR SHALL BE DEEMED, EXCLUSIVE OF ANY OTHER RIGHT OR REMEDY HEREIN OR BY LAW OR EQUITY PROVIDED OR PERMITTED, BUT EACH SHALL BE CUMULATIVE OF EVERY OTHER RIGHT OR REMEDY.

         D. NOTHING HEREIN CONTAINED SHALL BAR FRANCHISOR'S RIGHT TO OBTAIN INJUNCTIVE RELIEF AGAINST THREATENED CONDUCT THAT SHALL CAUSE IT LOSS OR DAMAGES, UNDER THE USUAL EQUITY RULES, INCLUDING THE APPLICABLE RULES FOR OBTAINING RESTRAINING ORDERS AND PRELIMINARY INJUNCTIONS.

         E. ANY CLAIM CONCERNING THE FRANCHISED BUSINESS OR THIS AGREEMENT OR ANY RELATED AGREEMENT WILL BE BARRED UNLESS AN ARBITRATION OR AN ACTION FOR A CLAIM THAT CANNOT BE THE SUBJECT OF ARBITRATION IS COMMENCED WITHIN ONE (1) YEAR FROM THE DATE ON WHICH FRANCHISEE OR FRANCHISOR KNEW OR SHOULD HAVE KNOWN, IN THE EXERCISE OF REASONABLE DILIGENCE, OF THE FACTS GIVING RISE TO OR THE CLAIM.

         F. FRANCHISEE AND FRANCHISOR EACH WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT OR CLAIM FOR ANY PUNITIVE OR EXEMPLARY DAMAGES AGAINST THE OTHER, AND AGREES THAT IF THERE IS A DISPUTE WITH THE OTHER, EACH WILL BE LIMITED TO THE RECOVERY OF ACTUAL DAMAGES SUSTAINED BY IT INCLUDING REASONABLE ACCOUNTING AND/OR LEGAL FEES AS PROVIDED IN PARAGRAPH XXVI.

         G. FRANCHISEE AND FRANCHISOR EACH IRREVOCABLY WAIVE TRIAL BY JURY IN ANY ACTION, WHETHER AT LAW OR EQUITY, BROUGHT BY EITHER OF THEM.

XXX.           ARBITRATION
               -----------

         A. Any claim arising out of or relating to this Agreement, or any breach thereof, except any claim(s) relating to confidential information or the Marks, shall be submitted to arbitration in Bergen County, New Jersey, in accordance with the rules of the American Arbitration Association and judgment upon the award may be entered in any court having jurisdiction thereof and shall be final, binding and unappealable. The arbitrators are explicitly authorized to award attorneys' fees as part of their award. Nothing contained herein shall, however, be construed to limit or to preclude Franchisor from bringing any action in any court of competent jurisdiction for injunctive or other provisional relief as Franchisor deems to be necessary or appropriate to compel Franchisee to comply with its obligations hereunder or to protect its Marks, copyrights, trade secrets or confidential information of Franchisor. This arbitration provision shall be deemed to be self-executing and in the event that either party fails to appear at any properly noticed arbitration proceeding, award may be entered against either party notwithstanding its failure to appear.

         B.    Nothing herein contained shall  bar the right of either party to
seek  and  obtain  temporary   injunctive  relief  from  a  court  of  competent
jurisdiction in accordance with applicable law against threatened conduct that is likely to cause irreparable harm, pending completion of the arbitration.

         C. It is the intent of the parties that any arbitration between Franchisor and Franchisee shall be of Franchisee's individual claim and that the claim subject to arbitration shall not be arbitrated on a class-wide basis.

XXXI.          FORCE MAJEURE
-----          -------------

         Whenever a period of time is provided in this Agreement for either party to do or perform any act or thing, except the payment of monies, neither party shall be liable or responsible for any delays due to strikes, lockouts, casualties, acts of God, war, governmental regulation or control or other causes beyond the reasonable control of the parties, and in any event said time period for the performance of an obligation hereunder shall be extended for the amount of time of the delay. This clause shall not apply or not result in an extension of the term of this Agreement.

XXXII.         FRANCHISEE DEFINED; GUARANTY
               ----------------------------

         As used in this Agreement, the term "Franchisee" shall include all persons who succeed to the interest of the original Franchisee by transfer or operation of law and shall be deemed to include not only the individual or entity defined as "Franchisee" in the introductory paragraph of this Agreement, but shall also include all partners of the entity that execute this Agreement (if the entity is a partnership); all shareholders, officers and directors of the entity that execute this Agreement (if the entity is a corporation); and all members, managers or governors of the entity that execute this Agreement (if the entity is a limited liability company). By their signatures hereto, all partners, shareholders, officers, directors, members, managers and governors of the entity that sign this Agreement as Franchisee acknowledge and accept the duties and obligations imposed upon each of them, individually, by the terms of this Agreement. The singular usage includes the plural and the masculine and neuter usages include the other and the feminine.

XXXIII.        CAVEAT
               ------

         The success of the business venture contemplated to be undertaken by Franchisee by virtue of this Agreement is speculative and depends, to a large extent, upon the ability of Franchisee as an independent businessperson, and its active participation in the daily affairs of the business as well as other factors. Franchisor does not, in this Agreement or otherwise, make any representation or warranty, express or implied, as to the potential success of the business venture contemplated hereby.

XXXIV.         ACKNOWLEDGMENTS
               ---------------

         A. Franchisee represents and acknowledges that it has received, read and understood this Agreement and Franchisor's Uniform Franchise Offering Circular; and that Franchisor has fully and adequately explained the provisions of each to Franchisee's satisfaction; and that Franchisor has accorded Franchisee ample time and opportunity to consult with advisors of its own choosing about the potential benefits and risks of entering into this Agreement.

         B. Franchisee acknowledges that it has received a copy of this Agreement and the attachments thereto, at least five (5) business days prior to the date on which this Agreement was executed. Franchisee further acknowledges that Franchisee has received the disclosure document required by the Trade Regulation Rule of the Federal Trade Commission entitled "Disclosure

Requirements and Prohibitions Concerning Franchising and Business Opportunity Ventures" at least ten (10) business days prior to the date on which this Agreement was executed.

         C. Franchisee has been advised to consult with its own advisors with respect to the legal, financial and other aspects of this Agreement, the business franchised hereby and the prospects for that business. Franchisee has either consulted with such advisors or has deliberately declined to do so.

         D. The covenants not to compete set forth in this Agreement are fair and reasonable and shall not impose any undue hardship on Franchisee, since Franchisee has other considerable skills, experience and education which afford Franchisee the opportunity to derive income from other endeavors.

         E. Franchisee affirms that all information set forth in any and all applications, financial statements and submissions to Franchisor is true, complete and accurate in all respects, with Franchisee expressly acknowledging that Franchisor is relying upon the truthfulness, completeness and accuracy of such information.

         F. Franchisee has conducted an independent investigation of the business contemplated by this Agreement and recognizes that, like any other business, an investment in a RezCity.com Franchised Business involves business risks and that the success of the venture is primarily dependent upon the business abilities and efforts of Franchisee.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have duly executed and delivered this Agreement in multiple copies the date and year first above written.

ATTEST:                            REZCONNECT TECHNOLOGIES, INC.



                                   By:
--------------------------            -----------------------------------------


                                   Title:
--------------------------               --------------------------------------
                                           (in an official capacity only and not
                                               individually or personally)

                                   Date:
                                        ---------------------------------------


ATTEST:
                                   --------------------------------------------
                                   FRANCHISEE


                                   By:
--------------------------            -----------------------------------------


                                   Title:
--------------------------               --------------------------------------
                                           (in an official capacity only and not
                                               individually or personally)

                                   Date:
                                        ---------------------------------------

                      EXHIBIT A TO THE FRANCHISE AGREEMENT
                      ------------------------------------

                                MAP OF TERRITORY

                            _______ REZcity Franchise

                         _______ REZcity Plus Franchise


































RezConnect Technologies, Inc.                     FRANCHISEE:


By:                                               By:
   ------------------------------                    ---------------------------

Title:                                            Title:
      ---------------------------                       ------------------------

Date:                                             Date:
     ----------------------------                      -------------------------

                      EXHIBIT B TO THE FRANCHISE AGREEMENT
                      ------------------------------------

                            SALES COMMISSION SCHEDULE



----------------------------------- ------------------------------------------------
                                                    Sales Made By:
--------------------------------- -------------------------------------------------
                                   Franchisee With    Franchisee      Franchisor or
                                  Non-Selling sales  who also owns    other Third
       Product:                       consultants       a Travel          Party
                                                        Agency
--------------------------------- ----------------- ---------------- ---------------
All E-Commerce and Advertising           40%1             40%             20%
Solutions1
--------------------------------- ----------------- ---------------- ---------------
Custom Internet Advertising2             40%              40%             20%
--------------------------------- ----------------- ---------------- ---------------
Online Travel Agency3 Commissions        50%              80%              0%
--------------------------------- ----------------- ---------------- ---------------
REZcity Plus Internet Auction4           50%              50%             20%
--------------------------------- ----------------- ---------------- ---------------

------------------------------------------------------------------------------------

1 Based upon percentage of Net-Gross Revene. Net Gross Revenue is the total revenue received by Franchisor, 411Web.com, Inc., and other vendors from the merchant less credit card merchant fees and any other sales commissions paid to a third party.

2 Amount received is based on the payments made by Merchant less any credit card merchant fees and other sales expense such as advertising agency commissions to third parties and other sales expense commission if agreed upon in advance between the Franchisor, Franchisee and /or the Area Representative.

3 Based upon percentage of the base gross commission profit. Gross commission Profit is the amount Franchisor receives less direct expenses for offering such services and other fees relating to the provision of such services. Some commissions are based on a service fee charged to the client and these figures will be adjusted for processing, third party handling and merchants fees deducted before revenue sharing occurs. Any transaction that requires documents to be mailed after receipt from the vendor will incur a mailing/shipping fee before commission splitting occurs.

4 Amount received is based on the payments made by consumer to purchase merchandise online, less any not-for-profit organization sharing fees, credit card merchant fees and other sales expense.

                      EXHIBIT C TO THE FRANCHISE AGREEMENT
                      ------------------------------------

                     GUARANTY AND ASSUMPTION OF OBLIGATIONS

         THIS GUARANTY AND ASSUMPTION OF OBLIGATIONS is given this day of __________, 20______ , by______________________________________.

         In consideration of, and as an inducement to, the execution of that certain Individual Franchise Agreement (the "Agreement") on this date by REZCONNECT TECHNOLOGIES, INC. ("us", "we", or "our"), each of the undersigned personally and unconditionally (a) guarantees to us and our successors and assigns, for the term of the Agreement and afterward as provided in the Agreement, that _____________________ ("Franchisee") will punctually pay and perform each and every undertaking, agreement and covenant set forth in the Agreement and (b) agrees to be personally bound by, and personally liable for the breach of, each and every provision in the Agreement, both monetary obligations and obligations to take or refrain from taking specific actions or to engage or refrain from engaging in specific activities, including the non-competition, confidentiality and arbitration requirements.

         Each of the undersigned consents and agrees that: (1) his or her direct and immediate liability under this Guaranty will be joint and several; (2) he or she will render any payment or performance required under the Agreement upon demand if Franchisee fails or refuses punctually to do so; (3) this liability will not be contingent or conditioned upon our pursuit of any remedies against Franchisee or any other person; and (4) this liability will not be diminished, relieved or otherwise affected by any extension of time, credit or other indulgence which we may from time to time grant to Franchisee or to any other person, including, without limitation, the acceptance of any partial payment of performance of the compromise or release of any claims, none of which will in any way modify or amend this Guaranty, which will be continuing and irrevocable during the term of the Agreement.

         Each of the undersigned waives all rights to payments and claims for reimbursement or subrogation which any of the undersigned may have against Franchisee arising as a result of the undersigned's execution of and performance under this Guaranty.

         IN WITNESS WHEREOF, each of the undersigned has affixed his or her signature on the same day and year as the Agreement was executed.

GUARANTOR(S)
------------

---------------------------------             ---------------------------------

---------------------------------             ---------------------------------

---------------------------------             ---------------------------------

---------------------------------             ---------------------------------

                      AMENDMENT TO THE FRANCHISE AGREEMENT

                          RezConnect Technologies, Inc.

FOR THE STATE OF CALIFORNIA
---------------------------

         This Amendment to the Franchise Agreement is agreed to this ____ day of __________, 20___, between RezConnect Technologies, Inc. and
____________________________ to amend and revise said Franchise Agreement as follows:

         1. In  recognition  of the  requirements  of the  California  Franchise
Investment Law, Cal. Corp. Code ss.ss.31000-3516 and the California Franchise Relations Act, Cal. Bus. And Prof. Code ss.ss.2000-20043, the Franchise Agreement for RezConnect Technologies, Inc. shall be amended as follows:

        o Paragraph XVI.C. of the Franchise Agreement contains a covenant not to compete which extends beyond the expiration or termination of the Agreement, the covenant may not be enforceable under California law.

        o Paragraph XIX.D.5. requires Franchisee to sign a general release as a condition of transfer of the franchise, such release shall exclude claims arising under the California Franchise Investment Law and the California Franchise Relations Act.

        o Paragraph XVII.B.9. in the Franchise Agreement which terminates the Franchise Agreement upon the bankruptcy of the Franchisee may not be enforceable under federal bankruptcy law (11 U.S.C. Section 101 et seq.).

        o The California Franchise Relations Act provides rights to the Franchisee concerning termination or non-renewal of the Franchise Agreement, which may supersede provisions in the Franchise Agreement, specifically Paragraphs III. and XVII.

        o Paragraphs XXIX. and XXX. of the Franchise Agreement require litigation or arbitration to be conducted in New Jersey, the requirement may be unenforceable under California law.

        o Paragraph XXIX. of the Franchise Agreement requires that the franchise be governed by New Jersey law, such a requirement may be unenforceable.

         2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the California Law applicable to the provisions are met independent of this Amendment.

         IN WITNESS WHEREOF, each of the undersigned hereby acknowledges having read this Amendment, understands and consents to be bound by all of its terms.

RezConnect Technologies, Inc.                     FRANCHISEE:


By:                                               By:
   --------------------------------                  ---------------------------
Title:                                            Title:
      -----------------------------                     ------------------------

                      EXHIBIT D TO THE FRANCHISE AGREEMENT
                      ------------------------------------


                                 PROMISSORY NOTE
                                 ---------------


$__________                                                        [City, State]
                                                          Dated: _______________


         FOR VALUE RECEIVED, the undersigned, ____________________ ("Maker"), an individual residing at _____________________________________________, hereby promises to pay to the order of _________________________ ("Payee"), a _________
corporation maintaining an office at ____________________________, the principal sum of __________ Thousand and 00/100 ($___,000.00) Dollars. The principal shall be payable in ________ (____) monthly installments of _________________ ($__________) Dollars, effective ____________. Said principal shall be payable with interest thereon at the rate of _______ percent (___%) per annum from the date hereof until such time as this promissory note is paid in full. The entire principal balance of this note together with all accrued but unpaid interest shall become due and payable in full upon demand by the holder of this note.

         All payments under this note when paid shall be applied first in reduction of accrued but unpaid interest, and the balance, if any, in reduction of principal.

         From and after the date hereof, Maker shall have the right, without penalty, to prepay this note in whole or in part at any time.

         The full amount of the remaining principal balance and all accrued but unpaid interest shall, at the election of Payee, become immediately due and payable upon the failure of Maker to pay in full any installment of interest when due and payable if the same remains unpaid ten (10) days after its due date.

         It is hereby expressly agreed that the said principal sum secured by this note shall become due at the option of the holder thereof on the happening of the aforesaid default.

         This note may not be changed or terminated orally.

         From and after the date of any Event of Default, late payment charges shall accrue on the then highest outstanding balance of principal and interest due on this note, or any installment of interest which is unpaid ten (10) days after its due date in the event that Payee elects not to accelerate all installments and principal, at the rate of four percent (4%) of the amount overdue per every thirty (30) day period or part thereof following the Event of Default. These charges shall be in addition to, and not in lieu of, all other remedy provisions contained herein or otherwise available to Payee.

         In the event of the Maker's failure to pay the principal balance when due, either at maturity or upon acceleration after default, the note shall bear interest at the lower of eighteen percent (18%) per annum or the maximum interest rate permitted by law from the date the principal balance is due, whether at maturity or acceleration.

         Upon any uncured default hereof, Payee shall be entitled to collection on the Confession of Judgment then being held by the Payee, who also shall be entitled to receive from the Maker costs of collection and reasonable attorneys' fees incurred in connection therewith.

         Maker waives presentment, demand, protest, notice of protest and notice of dishonor of this note.

         Maker shall not deduct from or offset against payments to Payee any amounts or claims for any reason whatsoever.

         This Note shall be construed in accordance with the laws of the State of __________.

         IN WITNESS WHEREOF, Maker has executed and sealed this note as of the date first above written.

                           ___________________________________________
                           Maker

                           Print Name:
                                     ---------------------------------

                                                                    EXHIBIT 10.3
                                  REZcity.com
                                  REZcity Plus
                   A Division of Rezconnect Technologies, Inc.



                          AREA REPRESENTATIVE AGREEMENT


                       EXHIBIT C TO THE OFFERING CIRCULAR


























                     THIS CONTRACT IS SUBJECT TO ARBITRATION
                     ---------------------------------------

                                TABLE OF CONTENTS


I.     GRANT...................................................................2


II.    DEVELOPMENT TERRITORY...................................................2


III.   DEVELOPMENT FEE AND SCHEDULE............................................3


IV.    TERM....................................................................5


V.     PAYMENTS TO AREA REPRESENTATIVE.........................................6


VI.    TRAINING AND OPERATING ASSISTANCE.......................................8


VII.   AREA REPRESENTATIVE'S OBLIGATIONS.......................................9


VIII.  USE OF SYSTEM AND MARKS................................................12


IX.    RELATIONSHIP OF THE PARTIES............................................13


X.     INSURANCE..............................................................14


XI.    TRANSFERABILITY OF INTEREST............................................16


XII.   RESTRICTIONS CONCERNING COMPETITIVE BUSINESSES.........................18


XIII.  DEFAULT AND TERMINATION................................................19


XIV.   RIGHTS AND OBLIGATIONS OF THE PARTIES UPON EXPIRATION OR TERMINATION...21


XV.    FRANCHISOR'S REMEDIES UPON TERMINATION OR EXPIRATION...................22


XVI.   NOTICES................................................................22


XVII.  ENTIRE AGREEMENT.......................................................23


XVIII. APPLICABLE LAW.........................................................23


XIX.   SETTLEMENT OF DISPUTES.................................................24


XX.    COST OF ENFORCEMENT OR DEFENSE.........................................25


XXI.   SEVERABILITY AND CONSTRUCTION..........................................25


XXII.  DEFINITIONS............................................................26


XXIII. CAVEAT.................................................................26


XXIV.  ACKNOWLEDGMENTS........................................................26



EXHIBITS
--------

A. MAP OF DEVELOPMENT TERRITORY
B. GUARANTY AND ASSUMPTION OF OBLIGATIONS

28
                                   RezCity.com
                                  REZcity Plus
                   A Division of RezConnect Technologies, Inc.
                          AREA REPRESENTATIVE AGREEMENT

         This Area Representative Agreement (this "Agreement"), made this ____ day of ___________, 20___ by and dbetween RezConnect Technologies, Inc., a company operating under the laws of the State of New York, and having its principal place of business at 560 Sylvan Avenue, Englewood Cliffs, New Jersey 07632 (hereinafter referred to as "RezCity.com" or "Franchisor"), and ______________________, an individual/partnership/corporation/limited liability company established in the State of ____________, whose principal address is __________________________________________________ (hereinafter referred to as
"Area Representative").

                              W I T N E S S E T H:

         WHEREAS, Franchisor has developed a system ("System"), identified by the Mark "RezCity.com" relating to the establishment, development and operation of a business specializing in the sale of Internet based marketing tools such as banner advertisements on the home page and calendar pages of the REZcity.com website, content licensing, creating websites with unlimited pages featuring a shopping cart order system and other forms of Internet Advertising. In addition to the services described, the franchisee can elect to operate a consignment business online and provide and auction model through the eBAY Marketplace. (Herein referred to as "REZcity Plus Franchise") We also provide tolls such as real-time reservations, confirmations and appointment scheduling, business-to-consumer negotiating of retail products and services. Other services include search engine submission and domain name site registration. All of these services are designed to be sold to small to medium sized businesses, community organizations and not-for-profit organizations. Our travel services feature online 24/7 reservations/bookings for Airlines, Hotels, Cars, Limos, Tours and Cruise products with over 55 book able engines; and

         WHEREAS, the distinguishing characteristics of the System include, without limitation, the RezCity.com home page located at http://www.rezcity.com featuring "city guides" for over fifty three thousand (53,000) cities and communities; the proprietary Internet marketing package which includes the Services, the RezCity.com Confidential Operations Manual ("Manual"); methods for recruiting, hiring and training employees; inventory, cost controls, record keeping, all of which may be changed, improved and further developed by Franchisor from time to time; and

         WHEREAS, Franchisor is the owner of the right, title and interest, together with all the goodwill connected thereto, in and to the trademark "RezCity.com" and "RezConnect.com" and other trademarks, domain names, service marks and trade dress, associated logos, commercial symbols, trade names, trademarks, service marks and trade dress as are now, or in the future, designated as an integral part of the System (the "Mark[s]"); and

         WHEREAS, Franchisor is willing to grant Area Representative the right to serve as a special agent enabling Area Representative to locate and recruit potential franchisees known as "Individual Franchisees" as well as "REZcity Plus Franchisees" and to provide support services to Individual Franchisees and REZcity Plus Franchises within the geographical area under the terms and conditions contained in this Agreement; and

         WHEREAS, Area Representative desires to act as a special agent for Franchisor within the geographical area enabling Area Representative to offer franchises for, and to develop, support, and provide services to, Individual

Franchises and REZcity Plus Franchises within the geographical under the terms and conditions contained in this Agreement; and

         WHEREAS, Area Representative understands and acknowledges the importance of Franchisor's high and uniform standards of quality, operations and service and the necessity of operating the Franchised Business in strict conformity with Franchisor's standards and specifications; and

         WHEREAS, Franchisor is the licensee of certain proprietary software from 411web.com, Inc., with the right to sub-license the software to its franchisees; and

         WHEREAS,   Franchisor  expressly  disclaims  the  making  of  and  Area
Representative acknowledges that it has not received nor relied upon any warranty or guarantee, express or implied, as to the revenues, profits or success of the business venture contemplated by this Agreement. Area Representative acknowledges that it has read this Agreement and Franchisor's Uniform Franchise Offering Circular and that it has no knowledge of any representation by Franchisor or its officers, directors, shareholders, employees or agents that are contrary to the statements made in Franchisor's Uniform Franchise Offering Circular or to the terms hereof.

         NOW, THEREFORE, the parties, in consideration of the undertakings and commitments of each party to the other set forth in this Agreement, hereby agree as follows:

I.             GRANT
               -----

         A     Franchisor  hereby grants to Area  Representative,  subject to the terms and conditions hereof, a license to offer, negotiate, establish and develop RezCity.com Individual Franchises and REZcity Plus Franchises within the territory hereinafter described. The Area Representative shall recruit persons and entities to act as franchisees within the Development Territory and will perform initial training and supervise the development and operations of Individual Franchises and REZcity Plus Franchises within the Development Territory in compliance with the terms and conditions of this Agreement.

         B     In  consideration  of the  payments  received  and the  mutual covenants contained in this Agreement, Franchisor hereby grants to Area Representative, and Area Representative hereby accepts, a license for the Development Territory hereinafter described. Franchisor hereby grants to Area Representative, and Area Representative hereby accepts the right, license and privilege of using "RezCity.com," "REZconnect.com," "HaggleWithUs.com" and other Marks of Franchisor solely and only upon and in connection with activities authorized under this Agreement, including the right to sublicense the Marks to Individual Franchisees in the Development Territory hereinafter described. Area Representative agrees not to make or authorize any use, direct or indirect, of the Marks for any other purpose or in any other way. Area Representative acknowledges that Franchisor may grant other licenses for the use of the Marks or utilize the Marks in any manner whatsoever subject to the provisions of this Agreement.

II.            DEVELOPMENT TERRITORY
               ---------------------

         The Development Territory of the Area Representative Franchise granted shall be as described on Exhibit A (hereinafter the "Development Territory"). During this Agreement term, Franchisor will not establish or license any other area representatives to act as a special agent to provide sales or support services to franchisees within the Development Territory; provided, however, that Franchisor shall retain the right:

         A     to   establish   Individual   Franchises   and  REZcity   Plus
Franchises, at any location inside and outside of the Development Territory, as Franchisor, in its sole discretion, deems appropriate; provided, however, that Franchisor shall not establish nor grant territorial rights to any business providing Internet advertising services, online auction services and any other services which may conflict with any territorial rights previously granted by its Area Representative to Individual Franchisees;

         B     to  establish additional area  representatives  outside of the
Development Territory as Franchisor deems appropriate in its sole discretion;

         C     to   specifically   approve  the  grant  of  any   RezCity.com
Individual Franchises or REZcity Plus Franchises. Such approval shall be within the sole discretion of Franchisor;

         D     to establish or license additional area representatives within the Development Territory if Area Representative fails to comply with the Development Schedule contained in Paragraph IV. of this Agreement; and

         E     to   contract  with  sales   organizations  and  other  "Sales
Consultant(s)" to allow the Sales Consultants and its sales force to engage in the sale of Internet advertising including the Services; provided, however, that Sales Consultants shall not be licensed to utilize the RezCity.com trademark as its principal trade name under which it operates, but may be permitted to identify itself as a "RezCity.com Authorized Dealer" provided further that the Area Representative shall receive a commission based upon the sale of Services by each Sales Consultant occurring in Area Representative's Development Territory in accordance with Section V.

III.           DEVELOPMENT FEE AND SCHEDULE
               ----------------------------

         A........As   consideration  for  the  license  granted  herein,   Area
Representative shall pay to Franchisor, upon execution of this Agreement, a fee of _____________________________ DOLLARS ($_________) ("Development Fee"). The
Development Fee is fully earned and nonrefundable for the granting of the rights as Area Representative for the Development Territory.

         At Franchisor's option, the initial fees for an Area Representative Franchise shall be 10% of the sum of the Franchise Fees for Individual Franchises that the Area Representative has available in the Development
Schedule in this Agreement. Franchisor anticipates that the Development Fee for an Area Representative will range from $30,000 to $500,000. Franchisor will permit Area Represenstative to pay 50% of the gross revenues earned from its territory whether from franchise sales or product or service commissions that it receives. If at the end of three (3) years there remains a balance due on the Sales Agreement, Area Representative has the right to pay the balance in full and retain the remaining territory or return the unsold territory to Franchisor without further obligation.

In order to calculate the Area Representative Fee, multiply the number of towns or cities within the designated geographic area by the minimum initial franchise fee of $1,500 and then add to that total the amount of additional fees in excess of this minimum, which is calculated by multiplying $0.06 by the number of people in each of the towns or cities that are above 25,000 in population. Then add this extra surcharge to the total revenue potential and multiply this amount by 10% with the minimum Area Representative Fee being $30,000. For example, if the designated geographic area has 300 towns or cities as shown in the REZcity data base on-line, then the basic fee would be $450,000 (300 X $1500). If 100 of those towns or cities contained a population in excess of 25,000 for a total of 1,000,000 collectively in excess , then that amount would be multiplied by $0.06 per person, adding that result of $60,000 ($0.06 X 1,000,000) to the base revenue of $60,000, arriving at a gross fee potential of $500,000. That amount would then be multiplied by 10%, resulting in an initial Area Representative Fee of $51,000, but since the minimum initial Area Representative Fee is $30,000,

Area Representative would be pay the minimum or $30,000 in this example. The Franchisor then would permit the Area Representative to pay the balance of the fee ($21,000) over three years by permitting Franchsior to deduct 50% off all fees that it pays to Area Representative , until the amount is paid in full. If Area Representative does not pay the balance within the three year period, Area Representative shall have the right to pay the balance in full and retain the remaining territory or return the unsold territory to Franchisor and have no further obligations.

         B     The Development Fee is in addition to the Individual Franchise fee required pursuant to any Individual Franchise Agreement which Area Representative executes. Nothing in this Agreement prohibits Area Representative from owning an Individual RezCity.com Franchised Business or REZcity Plus Franchised Business as long as all of the requirements for owning an Individual RezCity.com Franchised Business or REZcity Plus Franchise Business are met. Should Area Representative receive Franchisor's approval to develop and operate one (1) or more RezCity.com Individual Franchised Businesses in the Development Territory, such development shall be commenced only upon Franchisor's prior written approval and Area Representative shall pay to Franchisor the then-current Individual Franchise Fee for each such additional franchise, in addition to the Development Fee as provided in Paragraph III.A. of this Agreement.

         C     The  Area  Representative   acknowledges  and  agrees  that  a
material provision of this Agreement is that the following number of Individual Franchisees must be opened and continuously operating in the Development
Territory during the term of this Agreement in accordance with the following Development Schedule ("Development Schedule"):



         As an Area Representative, you will, in turn, receive 40% of the initial Franchise Fee ("Sales Commission") paid by each Individual Franchisee in your Development Territory within 30 days after such Fees are received by Franchisor.

         In addition, Area Representative will receive a 10% commission on the net revenue earned on billings from the sale of Products and Services and other Internet advertising including REZcity Plus auction sales which occurs within the Development Territory excluding revenues that the franchisee earns from the on-line travel agency located on the local portal.

              Under  the  terms  of  the  Area  Representative   Agreement,  the
Development Fee is fully earned and non-refundable under any circumstances.

         Except as stated above, the initial fees are uniform to all franchisees under this offering.


------------------------------------ -------------------------------------- --------------------------------------
                                         Number of Franchises                     Cumulative Number of
                                      Required to be Opened and                  Franchises Required to be
                                      Continuously Operating for                 Opened and  Continuously
                                      Business in the Development               Operating for Business in the
               Year                    Territory during the Year                  Development Territory
------------------------------------ -------------------------------------- --------------------------------------
           After the 3rd             20% of the Towns must be sold          20% of the  towns  sold or 20% of the
                                     or  20% of the  total  franchise  fee  total   franchise  fee  potential  as
                                     potential   as   described   in   the  described  in  the  addendum  of  the
                                     addendum of the agreement              agreement
------------------------------------ -------------------------------------- --------------------------------------

                                       4




------------------------------------ -------------------------------------- --------------------------------------
                                         Number of Franchises                     Cumulative Number of
                                      Required to be Opened and                  Franchises Required to be
                                      Continuously Operating for                 Opened and  Continuously
                                      Business in the Development               Operating for Business in the
               Year                    Territory during the Year                  Development Territory
------------------------------------ -------------------------------------- --------------------------------------
           After the 5th             20% of the Towns must be sold          40% of the Towns must be sold
                                     or revenue earned                      or revenue earned
------------------------------------ -------------------------------------- --------------------------------------
           After the 10th            20% of the Towns must be sold or       60% of the towns must be sold or
                                     20% of the total franchise fee         60% of the total  franchise  fee
                                     potential as described in  the         potential as  described  in  the
                                     agreement                              agreement
------------------------------------ -------------------------------------- --------------------------------------

         The year period shall be determined from the date of this Agreement, so that the first year of the development schedule set forth above shall be twelve
(12) months from the date this Agreement is executed.

         D. The Area Representative represents that it has conducted its own independent investigation and analysis of the prospects for the establishment of Individual Franchises and REZcity Plus Franchises within the Development Territory, approves of the foregoing development schedule as being reasonable and viable and recognizes that failure to achieve the results described in the foregoing Development Schedule constitutes a material breach of this Agreement, and in that event, Franchisor shall have the right to terminate this Agreement as provided herein. Termination of this Agreement as a result of the Area Representative's failure to meet the Development Schedule set forth above shall not affect the Individual Franchise Agreements of the franchisees who are operating Individual Franchises in the Development Territory; however, upon termination, all rights granted to the Area Representative under this Agreement shall forthwith revert to Franchisor.

IV.      TERM
         ----

         This Agreement shall be effective and binding from the date of its execution, and the term of this license shall continue for ten (10) years thereafter, unless sooner terminated as herein provided. At the end of said term, Area Representative may renew its license for one successive term of ten
(10) years as a Area Representative:

         A. At least sixty (60)days prior to expiration of the term, executes the form of Area Representative Agreement then in use by Franchisor, which agreement may contain terms materially different from those in this Agreement; provided that Area Representative shall not be required to pay a new Development Fee and the Development Territory will not be altered;

         B. Has substantially complied with all provisions of this Agreement during the initial term, including the payment on a timely basis of all fees due;

         C.    I s not  in  default  or under  notification   of breach of  this
Agreement at the time it gives notice of intent to renew;

         D. Executes a general release, in a form satisfactory to Franchisor, of any and all claims against Franchisor and its affiliates, and their respective shareholders, officers, directors, employees, and agents, arising out of or relating to this Agreement; and

         E.    Has agreed on a new Development Schedule for the additional term.

V.       PAYMENTS TO AREA REPRESENTATIVE
         -------------------------------

         A. During the term of this Agreement, Area Representative shall be paid a commission, as set forth in this Section, based on a percentage of initial franchise fees paid by Individual or REZcity Plus Franchisees for the purchase of Individual Franchises or REZcity Plus Franchises("Sales Services Commission") to be located within the Development Territory, subject to fulfillment of the following conditions:

               1. Individual and REZcity Plus Franchisee executes a Franchise Agreement with Franchisor, and an initial franchise fee has been paid to and actually received by Franchisor (Franchisor shall not be deemed to have received any fees paid into escrow, if applicable, until such fees actually have been remitted to Franchisor);

               2. The sale for which the initial franchise fee has been paid is not a resale of any existing Individual or REZcity Plus Franchise or any interest in such a business; and

               3. Area Representative has complied with all of its other obligations under this Agreement with respect to such sale and has verified the same to Franchisor in writing in a form prescribed by Franchisor; provided, however, that Area Representative shall not be entitled to any Sales Services Commission with respect to any Individual or REZcity Plus Franchises established in the Development Territory in connection with which Area Representative performed no sales services.

         B. Franchise Sales Commissions shall be an amount equal to forty percent (40%) of the total initial franchise fees paid to Franchisor and will be payable to Area Representative within twenty (20) days after the franchise sales conditions have been fulfilled. Area Representative shall not receive any Sales Services Commissions for any businesses owned and operated by Franchisor or its affiliates or designees in the Development Territory, if any.

         C. If, during the term of this Agreement, an Individual or REZcity Plus Franchisee located within the Development Territory or an interest in the business is resold to a different franchisee and the sale results in the execution of a Franchise Agreement and the payment of a transfer fee, then Area Representative will not be paid a commission.

         D. Franchisor shall pay to Area Representative, within twenty (20) days after the end of each period determined by Franchisor, a ten percent (10%) commission for the sale of each Product Services, eBAY Product Auctions, and other Internet advertising services actually received by Franchisor from each Individual and REZcity Plus Franchisee, Sales Consultant or directly from the end user located in the Development Territory during the applicable period pursuant to their Franchise Agreement ("Sales Commissions") excluding online travel agency sales.

         Notwithstanding the foregoing:

               1. If Area Representative has failed to conduct the periodic inspections described in Paragraph VII.E.13. and to file a written report or failed to perform, in any material respect, with respect to one (1) or more Individual or REZcity Plus Franchisees located in the Development Territory, the other services described in Section VII. be provided to Franchisees located in the Development Territory during any applicable month, Area Representative shall not be entitled to receive commissions based upon sales of Services with respect to such Franchisees for the period during which reports or services were not provided.

               2. Area Representative shall not be entitled to share in or receive any Sales Commissions paid to Franchisor by Franchisees in the Development Territory prior to the time Area Representative completes the initial Area Representative training program and commences full performance of the services of Area Representative.

               3. Area Representative shall not be entitled to share in or receive any Sales Commissions paid to Franchisor by Franchisees that would otherwise be payable by any Franchisor owned business from any business in the Development Territory that was opened or operated under a Franchise Agreement entered into prior to the effective date of this Agreement.

         E. All payments under this Paragraph shall immediately and permanently cease after the expiration or termination of this Agreement, although Area Representative shall receive all amounts which have accrued to Area Representative as of the effective date of expiration or termination.

         F. Franchisor's payments to Area Representative shall be based on amounts actually collected from Individual and REZcity Plus Franchisees, not on payments accrued, due or owing. In the event of termination of a Franchise Agreement for an Individual or REZcity Plus Franchise within the Development Territory under circumstances entitling Franchisee to the return of all or part of the initial franchise fee or other fees (or in the event that Franchisor becomes legally obligated or decides to return part or all of the initial franchise fee or other fees), Franchisor may deduct the portion of the amount to be returned to Franchisee in the same proportion as Area Representative shared in the initial franchise fee or other fees from any future amounts owed Area Representative. Franchisor shall apply any payments received from an Individual or REZcity Plus Franchisee to any past due indebtedness of that Individual or REZcity Plus Franchisee for purchases from Franchisor or its affiliates, interest or any other indebtedness of that Individual Franchisee to Franchisor or its affiliates. To the extent that such payments are applied to an Individual Franchisee's overdue payments, Area Representative shall be entitled to its pro rata share of such payments, less its pro rata share of the costs of collection paid to third parties.

         G. Area Representative shall not be allowed to set off amounts owed to Franchisor for fees or other amounts due under this Agreement against any monies owed to Area Representative by Franchisor, which right of set off is hereby expressly waived by Area Representative. Franchisor shall be allowed to set off against amounts owed to Area Representatives for commissions or other amounts due under this Agreement any monies owed to Franchisor by Area Representative, including setting off amounts owed to Area Representative against monies owed to Franchisor for commissions on sales services which were paid to Area Representative before a Franchisee failed to successfully complete Franchisor's initial training program.

         H. Area Representative recognizes that from time to time hereafter, Franchisor may change or modify the System including, without limitation, the adoption and use of new or modified Marks or copyrighted materials, new computer hardware and software, equipment or new techniques and that Area Representative will accept and use for the purpose of this Agreement any such changes in the System as if they were part of this Agreement at the time of execution hereof. Area Representative will make such expenditures as such changes or modifications in the System may reasonably require. Area Representative shall not change the System in any way without written permission of Franchisor.

         I. Franchisor or Franchisor's representative shall make periodic visits to the Franchised Business for an additional fee of $150 per day and all travel expenses for the purposes of consultation, assistance and guidance of Area Representative in various aspects of the operation and management of the Franchised Business. Franchisor and Franchisor's representatives who visit the Franchised Business may prepare, for the benefit of both Franchisor and Area Representative, written reports with respect to such visits outlining any suggested changes or improvements in the operations of the Franchised Business and detailing any defaults in such operations which become evident as a result of any such visit. A copy of any such written report may be provided to Area Representative.

VI.               TRAINING AND OPERATING ASSISTANCE
                  ---------------------------------

         A. Franchisor shall make training available to Area Representative, who shall successfully complete such training and familiarization course conducted. Said training program shall cover aspects of the sale and operation of RezCity.com Franchised Business, and of the RezCity.com Area Representative franchise and conducted in three (3) phases ("Phase[s] I - III"):

         PhaseI This Phase is a self-study course lasting several days depending upon Area Representative's technical background and time spent each day reviewing materials.. Area Representative must pass a proficiency examination over the Internet via an online tutorial program to successfully complete Phase I.

         PhaseII This Phase lasts three (3) business days and Area Developers must attend a mandatory training at REZcity.com's corporate headquarters in Englewood Cliffs, NJ or at another location Franchisor designates. Area Developers will learn about the REZcity Franchise Program, The REZcity Plus Franchise Program, how to sell the franchise and how to support franchises once they are operational in the chosen territory.

         PhaseIII Prior to beginning operation, Franchisor shall provide Area Representative with counseling and offer its experience and knowledge on pertinent issues Area Representative has in setting up the Area Representative Franchise. Franchisor shall be available during normal business hours and can be reached by fax, telephone and/or the Internet.

         All expenses of attendance at such program by Area Representative and its employees including, without limitation, travel, and room and board expenses, shall be the sole responsibility of Area Representative.

         B. Franchisor will make available a telephone line which Area Representative may use to communicate with Franchisor during normal business hours to request advice regarding sales matters, business or technical issues.

         C. Franchisor may provide and may require that previously trained and experienced area representatives or their managers or employees attend and successfully complete refresher training programs or seminars; provided, however, that attendance will not be required at more than two (2) such programs in any calendar year.

         D. Franchisor will loan to Area Representative during the term of the franchise one (1) copy of the Confidential Operations Manual ("Confidential Operations Manual" or "Manual") containing mandatory and suggested specifications, standards, operating procedures and rules prescribed from time to time by Franchisor for Individual Franchises which shall also include a module and information relative to the Area Representative. The Confidential Operations Manual contains proprietary information of Franchisor and shall be kept confidential by Area Representative both during the term of the Franchise and subsequent to the expiration or termination of the Area Representative Agreement. Franchisor shall have the right to add to and otherwise modify the Confidential Operations Manual from time to time to reflect changes in the specifications, standards, operating procedures and rules prescribed by Franchisor, provided that no such addition or modification shall alter Area Representative's fundamental status and rights under this Agreement.

         E. The Confidential Operations Manual shall at all times remain the sole property of Franchisor and shall promptly ("promptly" herein defined as within fifteen [15] days) be returned upon the expiration or other termination of this Agreement.

         F. Area Representative shall at all times insure that its copy of the Confidential Operations Manual is kept current and up-to-date, and in the event of any dispute as to the contents of the Confidential Operations Manual, the terms of the master copy of the Confidential Operations Manual maintained by Franchisor at Franchisor's home office shall be controlling.

VII.           AREA REPRESENTATIVE'S OBLIGATIONS
               ---------------------------------

         A. Within two (2) months from the date of this Agreement, or as otherwise approved in writing by Franchisor, Area Representative, at its option, shall have acquired and taken occupancy of an office premises ("Premises") within the Development Territory. If approved by Franchisor, the Premises may be an office located in Area Representative's principal residence. Additionally, Area Representative shall have by such time acquired a business telephone and hired such staff as may be reasonably necessary to operate the business.

         B. Area Representative shall solicit and identify prospective Franchisees for RezCity.com Franchised Businesses to be located within the Development Territory. Area Representative will submit completed forms and reports to Franchisor as prescribed by Franchisor from time to time, including applications and other pre-opening assistance forms and reports related to prospective franchisees' personal qualifications and evaluations.

         C. In accordance with Area Representative's obligation to provide the initial training and support services in the Development Territory, Area Representative covenants and agrees as follows:

               1. The Area Representative shall provide the training, services, supervision and assistance for all Franchised
                    Business in the Development Territory in strict compliance with the terms of the Franchise Agreement signed by each Individual and REZcity Plus Franchisee in the Development Territory. The Area Representative is required to set-up the site for initial training of each new franchisee that is sold in their territory and will follow our training procedures as to the day to day items to be covered. It is agreed that in the early stages of development we will allow the Area Representative to send the Franchisee to REZcity.com's corporate headquarters training sessions, either online or in New Jersey. It is up to us to decide when the Area Representative should start doing training within development territory.
               2. The Area Representative shall, at all times during the term of this Agreement, require each Individual and REZcity Plus Franchisee within the Development Territory to be developed, operated and managed in accordance with Franchisor's Manuals and the terms of the Franchise Agreement signed by each Individual and REZcity Plus Franchisee in the Development Territory.

               3.   The  Area   Representative   shall  keep  accurate   records
                    concerning all transactions and communications between Franchisor, the Area Representative and all Individual and REZcity Plus Franchisees relating to the operation of the franchises in the Development Territory, and Franchisor's duly authorized representative shall have the right to examine and copy all such records during reasonable business hours. All such records shall be maintained and made available to Franchisor for at least five (5) years after expiration or termination of this Agreement.

               4. On or before the fifteenth (15th) of each month, the Area Representative shall furnish Franchisor with monthly written reports regarding the operation of the RezCity.com
                    Franchised Businesses located within the Development Territory in the form and manner prescribed by Franchisor in writing.

               5. The Area Representative will make any changes specified by Franchisor to the Manuals, technical data, System, signs, advertising materials and the Franchise Agreement upon receiving written notice from Franchisor. No changes to these materials may be made by the Area Representative without the prior written approval of Franchisor. No changes to these materials may be made by the Area Representative without the prior written approval of Franchisor, which may be withheld by Franchisor in its sole discretion. Franchisor will make any necessary changes or suggest changes to Area Representative who will not bear any expense.

               6. Franchisor shall have the right to: (i) approve all Internet advertising and use of the Services and other services to be offered for sale by the Area Representative and its franchisees; (ii) determine and approve standards of quality for all services and Internet advertising sold by the Area Representative and its franchisees. All such approvals must be in writing by Franchisor.

               7. Area Representative shall provide guidance in implementing advertising and marketing programs, operating and sales procedures, and bookkeeping and accounting programs for Individual and REZcity Plus Franchisees.

               8. Upon the reasonable request of an Individual or REZcity Plus Franchisee, Area Representative shall provide telephone consultation regarding the continuing operation and management of the Franchised Business and advice regarding advertising services, product quality control and customer relations issues.

               9. Area Representative shall provide advice and assistance to Individual and REZcity Plus Franchisees in connection with developing and improving the Franchised Business.

               10. Area Representative shall provide access to advertising and promotional materials developed by Franchisor from time to time.

               11. Area Representative shall, at Franchisor's written request, establish an advertising cooperative for all Individual and REZcity Plus Franchises located in the Development Territory using forms and procedures supplied by Franchisor.

               12. Area Representative shall ascertain through field audits, review and inspections that each Individual Franchisee in the Development Territory has complied satisfactorily with all of the terms and conditions of the Franchise Agreement, specifications, standards, operating procedures, and the Franchisee's Manual and shall promptly notify Franchisee, in writing, with a copy and evaluation report to Franchisor of any deficiencies; provided, however Area Representative understands and acknowledges that its inspections and reports are advisory only and that Franchisor shall have (i) all of the rights to inspect and ascertain compliance of all Individual Franchisees as if this Agreement were not in effect; (ii) the sole right to send notices of default to Individual Franchisees; (iii) the sole right to terminate an Individual Franchise Agreement for failure to cure such defaults (if an opportunity to cure is granted); and (iv) the sole right to take any legal action with respect to any violation of a Franchise Agreement. If Area Representative believes that any Individual or REZcity Plus Franchisee in the Development Territory has breached a Franchise Agreement with Franchisor, Area Representative shall document in writing all facts related to the alleged breach and request in writing that Franchisor investigate such alleged breach. If, as a result of Franchisor's investigation, Franchisor determines that there is a breach by Individual or REZcity Plus Franchisee of its Franchise Agreement with Franchisor, Franchisor may take such action as it deems appropriate.

               13. Area Representative acknowledges that it is being delegated certain responsibilities of Franchisor under the Franchise Agreement to Franchisees in the Development Territory. The responsibilities to Franchisees are to be performed by Area Representative as described in this Agreement or as set forth in the Manual or other reasonable standards and specifications provided by Franchisor from time to time, and the responsibilities to Franchisees will not materially change during the term of this Agreement. In providing services to Franchisees of Franchised Businesses located in the Development Territory, Area Representative shall in all respects comply with the terms and conditions of any Franchise Agreement or other agreement in effect between Franchisee and Franchisor. Area Representative understands, however, that its rights as an Area Representative are only by virtue of this Agreement and that it is not in any manner a party, third party beneficiary, or holder of any other right or title to or interest in any Franchise Agreement. Similarly, no Individual or REZcity Plus Franchisee is a third party beneficiary of this Agreement of any other agreement between Franchisor and Area Representative. Area Representative agrees that it may not under any circumstances sell any products, services or other items to, or collect any money for any reason from, Franchisees without Franchisor's prior written consent.

         D.    Area  Representative  shall at  all times give prompt,  courteous and efficient service to Individual and REZcity Plus Franchisees in the Development Territory. Area Representative shall, in all dealings with franchisees, prospective franchisees, and the public, adhere to the highest standards of honesty, integrity, fair dealing and ethical conduct.

         E. Area Representative shall secure and maintain in force all required licenses, permits and certificates relating to Area Representative's activities under this Agreement and operate in full compliance with all applicable laws, ordinances and regulations. Area Representative acknowledges being advised that many jurisdictions have enacted laws concerning the advertising, sale, renewal, and termination of, and continuing relationship between parties to, a franchise agreement, including, without limitation, laws concerning disclosure requirements. Area Representative agrees promptly to become aware of, and to comply with, all such laws and legal requirements in force in the Development Territory and to utilize only Offering Circulars that Franchisor has approved for use in the applicable jurisdiction.

         F. Area Representative shall notify Franchisor in writing within five (5) days after the commencement of any action, suit, arbitration, proceeding, or investigation, or the issuance of any order, writ, injunction, award, or decree, by any court, agency, or other governmental agency which concerns the operation or financial condition of Area Representative's franchise, or any Individual or REZcity Plus Franchisee in the Development Territory.

         G. Area Representative's business shall at all times be under the direct, day-to-day, full-time supervision of Area Representative (or, if Area Representative is a partnership, corporation, or limited liability company, a holder of a legal and beneficial interest greater than fifty percent [50%] in the Area Representative entity).

         H. Area Representatives, shall contribute monthly an amount equal to FIVE HUNDRED DOLLARS ($500.00) to an advertising fund for the purpose of developing franchise leads. All funds will be deposited into a segregated account. This sum will be directed toward solicitation of new franchisees from national promotions, advertising or other media. Area Representative may obtain an accounting at year end, upon request. In addition to the above amount, Franchisor reserves the right to require Area Representative to participate, at Area Representative's expense, in a maximum of two (2) trade shows each year, such trade shows to be selected by Franchisor. Area Representative agrees to list its business telephone numbers in the white pages and in the yellow or classified telephone directories distributed in the Development Territory.

         I.    With  respect  to  any  promotional   materials  or  advertising
permitted hereunder, Area Representative shall not use in advertising or any other form of promotion, the copyrighted materials, trademarks, copyrights, service marks or commercial symbols of Franchisor without appropriate (C) or (R) registration marks or the designations TM or SM where applicable.

VIII.          USE OF SYSTEM AND MARKS
               -----------------------

         A. Area Representative acknowledges that the name "RezCity.com," "REZconnect.com," "HaggleWithUs.com" and the Marks licensed hereunder are owned by Franchisor and Area Representative further acknowledges that valuable goodwill is attached to such trade names, trademarks and service marks and that Area Representative will use same only in the manner and to the extent specified by this Agreement.

         B. Area Representative acknowledges, and will not contest, Franchisor's or any affiliate's exclusive ownership and rights to each and every aspect of the System. Area Representative's right to market the System and establish RezCity.com Individual and REZcity Plus Franchised Businesses is specifically limited to the Development Territory, and is subject to the supervision and control of Franchisor as provided herein. Said right shall terminate upon the expiration or termination of this Agreement.

         C. Area Representative acknowledges that Franchisor's Marks constitute a significant aspect of the System. Without Franchisor's written approval, Area Representative agrees that such Marks will not be used as the name, or part of any name, of any corporation, partnership or any entity of proprietorship under which Area Representative, or any Individual or REZcity Plus Franchisees within the Development Territory, transacts any business. Area Representative's use of the Marks are subject to the control and approval of Franchisor in every other respect.

         D. If a claim is asserted by others of a prior use of the Marks with respect to a similar business within the Development Territory, Franchisor may require Area Representative to participate in the defense of such claims, at Franchisor's expense. Area Representative shall give written notice to Franchisor within five (5) days of acquiring knowledge concerning the use by others within the Development Territory of the same or confusingly similar names and Marks.

         E. If Franchisor at any time,in its sole discretion, determines that it is advisable for Area Representative and/or Individual or REZcity Plus Franchisees to modify or discontinue use of any Marks, and/or use one or more additional or substantive trade names, trademarks, service marks or other commercial symbols, Area Representative agrees to comply therewith within a reasonable time after notice thereof by Franchisor, and further, Area Representative agrees to utilize best efforts to cause the Individual Franchisees within the Development Territory to comply likewise.

         F. Area Representative shall not establish a Website on the Internet using any domain name containing the words "RezCity.com" or any variation thereof without prior written consent from Franchisor. Franchisor retains the sole right to advertise on the Internet and create a Website using the "RezCity.com" domain name. Area Representative acknowledges that Franchisor is the owner of all right, title and interest in and to such domain names as Franchisor shall designate in the Manual. Franchisor retains the right to pre-approve Area Representative's use of linking and framing between Area Representative's Web pages and all other Websites. If requested by Franchisor, Area Representative shall, within five (5) days, dismantle any frames and links between Area Representative's Web pages and any other Websites.

         G. Franchisor possesses certain proprietary confidential information consisting of methods, techniques, formats, specifications, procedures, information, systems, methods of business management, sales and promotion techniques, and knowledge of and experience in operating a Franchised Business (the "Confidential Information"). Franchisor shall disclose the Confidential Information in the training program, the Manual, and in guidance furnished to Area Representative during this Agreement's term. Area Representative shall not acquire any interest in the Confidential Information, other than the right to utilize it in performing its duties during the term of this Agreement, and Area Representative acknowledges that the use or duplication of the Confidential Information in any other business venture would constitute an unfair method of competition. Area Representative acknowledges and agrees that the Confidential Information is proprietary, includes Franchisor's trade secrets, and is disclosed to Area Representative solely on the condition that Area Representative (and its shareholders, partners, members and managers, if Area Representative is a corporation, partnership or limited liability company) does hereby agree that it: (a) shall not use the Confidential Information in any other business or capacity; (b) shall maintain the absolute confidentiality of the Confidential Information during and after the term of this Agreement; (c) shall not make unauthorized copies of any portion of the Confidential Information disclosed in written or other tangible form; and (d) shall adopt and implement all reasonable procedures prescribed from time to time by Franchisor to prevent unauthorized use or disclosure of the Confidential Information. All ideas, concepts, techniques or materials concerning the Franchised Business, whether or not protectable intellectual property and whether created by or for Area Representative or its owners or employees, must be promptly disclosed to Franchisor and will be deemed Franchisor's sole and exclusive property, part of the System and works made-for-hire for Franchisor. To the extent any item does not qualify as a "work made-for-hire" for Franchisor, Area Representative shall assign ownership of that item, and all related rights to that item, to Franchisor and must sign whatever assignment or other documents Franchisor requests to show ownership or to help Franchisor obtain intellectual property rights in the item.

IX.            RELATIONSHIP OF THE PARTIES
               ---------------------------

         A. The appointment of Area Representative pursuant to this Agreement does not make Area Representative a general agent or employee of Franchisor. Area Representative shall not have the right to bind Franchisor, to transact any business, or make any promises or representations on behalf of Franchisor, except as herein expressly provided in this Agreement. Area Representative shall at all times represent itself to third parties only as an independent contractor who has been appointed and licensed as a Area Representative. Neither this

Agreement nor the relationship between the parties hereto shall constitute a partnership or a joint venture between Area Representative and Franchisor.

         B. Area Representative covenants and agrees to indemnify and hold Franchisor harmless against and from any and all claims, demands, judgments, damages, suits, losses, penalties, expenses, costs, settlements and liabilities of any kind or nature (including reasonable attorneys' fees) arising or resulting from any default in the observance, performance or breach of any representation, warranty, covenant or agreement made by Area Representative, or required to be performed under this Agreement. The indemnification issued from Area Representative to Franchisor will provide the same protection as the Franchisor to the Area Representative.

         C. Area Representative covenants and agrees to indemnify and hold Franchisor harmless against and from any and all claims, demands, judgments, damages suits, losses, penalties, expenses, costs, settlements and liabilities of any kind or nature (including reasonable attorneys' fees) resulting from this Agreement when the action that occurs was created by the Area Representative and not authorized by the Franchisor.

         D. Area Representative further covenants and agrees to indemnify and hold Franchisor harmless from and against any and all claims, demands, judgments, damages, suits, losses, penalties, expenses, costs, settlements and liabilities of any kind or nature (including reasonable attorneys' fees) arising or resulting from the Area Representative's dealings with prospective, existing or former Individual Franchisees within the Development Territory including, but not limited to, all lawsuits or other proceedings involving the Area Representative and one (1) or more of its franchisees in which Franchisor is a named party.

         E.    Area Representative  will pay all costs and  expenses,  including reasonable attorneys' fees, incurred by Franchisor in enforcing any term, condition or provision of this Agreement or in seeking to enjoin any violation of this Agreement by the Area Representative. In the event the Area Representative decides to take action via Arbitration the Area Representative will be responsible for all costs and if Franchisor takes action against Area Representative Franchisor will be responsible for all costs.

         F. The indemnification and other obligations contained herein shall continue in full force and effort subsequent to and notwithstanding the expiration or termination of this Agreement.

X.             INSURANCE
               ---------

         A. Area Representative shall procure at its expense and maintain in full force and effect during the term of this Agreement, an insurance policy or policies protecting Area Representative and Franchisor, its officers, directors, partners and employees, against any loss, liability, personal injury, death, property damage or expense whatsoever arising or occurring upon or in connection with Area Representative's business, as Franchisor may reasonably require for its own and Area Representative's protection. Franchisor shall be named an Additional Named Insured in such policy or policies.

         B. Such policy or policies shall be written by an insurance company licensed in the state in which Area Representative operates and having at least an "A" Rating Classification as indicated in A.M. Best's Key Rating Guide in accordance with standards and specifications set forth in the Manual or otherwise in writing, and shall include, at a minimum (except as different coverage and policy limits may reasonably be specified for all franchisees from time to time by Franchisor in the Manual or otherwise in writing), the following:

               1. "All Risks" or "Special Form" coverage insurance on all furniture, fixtures, equipment, supplies and other property used in the operation of the Franchised Business (which coverage will include flood and/or earthquake coverage, where there are known exposures to either peril, and theft insurance) for full repair as well as replacement value of the equipment, improvements and betterments, except that an appropriate deductible clause not to exceed ONE THOUSAND DOLLARS ($1,000.00) will be permitted.

               2. Workers' Compensation and Employer's Liability insurance as well as any other insurance required by statute or rule of the state or county in which the Franchised Business is located and operated.

               3. Comprehensive General Liability insurance, including a per premises aggregate with the following coverage: broad form contractual liability; personal injury; medical payments and fire damage liability; insuring Company and you against all claims, suits, obligations, liabilities and damages, including attorneys' fees, based upon or arising out of actual or alleged personal injuries or property damage resulting from or occurring in the course of, or on about or otherwise concerning the Franchised Business, including General Aggregate coverage in the following limits:

                                                                  Minimum Limits
         Recommended Coverage                                      of Coverage
         --------------------                                      -----------

         General Aggregate..............................................$500,000
         Personal Injury................................................$500,000
         Each Occurrence................................................$500,000
         Fire Damage (any one fire)......................................$50,000
         Medical Expense (any one person).................................$5,000
         Automobile Liability Insurance (including owned, hired
            and non-owned coverage).....................................$500,000

         Also, you must maintain such insurance and types of coverage as Company may require.

Area Representative can also purchase an Error and Omissions policy from Franchisor at the price of $75.00 per year, based upon Franchisor's current contract.

         C. The insurance afforded by the policy or policies respecting liability shall not be limited in any way by reason of any insurance which may be maintained by Franchisor. Within ninety (90) days of the signing of this Agreement, an Accord Form Certificate of Insurance showing compliance with the foregoing requirements shall be furnished by Area Representative to Franchisor for approval. Such certificate shall state that said policy or policies shall not be canceled or altered without at least thirty (30) days' prior written notice to Franchisor and shall reflect proof of payment of premiums. Maintenance of such insurance and the performance by Area Representative of the obligations under this Paragraph shall not relieve Area Representative of liability under the indemnity provision set forth in this Agreement. Minimum limits as required above may be modified from time to time, as conditions require, by written notice to Area Representative.

         D. Should Area Representative, for any reason, not procure and maintain such insurance coverage as required by this Agreement, Franchisor shall have the right and authority (without, however, any obligation to do so) immediately to procure such insurance coverage and to charge same to Area Representative, which charges, together with a reasonable fee for expenses incurred by Franchisor in connection with such procurement, shall be payable by Area Representative immediately upon notice.

XI.            TRANSFERABILITY OF INTEREST
               ---------------------------

         A. This Agreement and all rights hereunder can be assigned and transferred by Franchisor and, if so, shall be binding upon and inure to the benefit of Franchisor's successors and assigns.

         B. If Area Representative is in full compliance with this Agreement, Area Representative may transfer this Agreement with Franchisor's prior written approval, which approval shall not be unreasonably withheld, to a corporation or other entity of which Area Representative owns not less than two-thirds (2/3) of the ownership interest. The transfer fee described in Paragraph XI.E. will be waived by Franchisor, and all owners of such entity must sign a Guaranty and Assumption of Obligations attached as Exhibit B.

         C. In the event of the death or permanent disability of the Area Representative (if the Area Representative is an individual or a holder of a legal or beneficial interest of fifty percent (50%) or more in the Area Representative entity), then this Agreement may be assigned, transferred or bequeathed by the Area Representative or a personal representative to any person or beneficiary. However, the assignment of this Agreement to the transferee, assignee or beneficiary shall not be valid or effective until Franchisor has received the properly executed legal documents which its legal counsel deems necessary to properly and legally document the transfer, assignment or bequest of this Agreement, and until the transferee, assignee or beneficiary agrees to be unconditionally bound by the terms and conditions of this Agreement and to personally guarantee the performance of the Area Representative's obligations under this Agreement. Such disposition shall be completed within a reasonable time, not to exceed one hundred eighty (180) days from the date of death or permanent disability and shall be subject to all terms and conditions applicable to transfers contained in this Section.

         D. Franchisor shall not unreasonably withhold its consent to any transfer of an interest in the Area Representative or in this Agreement, providing the Area Representative complies with the following conditions:

               1. The transferee(s) shall be of good moral character and reputation and shall have a good credit rating and competent business qualifications reasonably acceptable to Franchisor. Area Representative shall provide Franchisor with such information as Franchisor may require to make such determination concerning each such proposed transferee(s).

               2. The transferee(s) or such other individual(s) as shall be the actual manager of the franchise shall have successfully completed and passed the training course then in effect for Area Representatives, or otherwise demonstrated to Franchisor's satisfaction, sufficient ability to operate the Area Representative's Business being transferred.

               3. Area Representative, prior to the transfer, shall execute a general release, in a form prescribed by Franchisor, of any and all claims against Franchisor and its subsidiaries and affiliates, and their respective officers, directors, agents and employees, except such claims as are not permitted to be waived under applicable law.

               4. All accrued money obligations of Area Representative to Franchisor, its subsidiaries, affiliates or assignees, shall be satisfied prior to assignment or transfer, and Area Representative shall not be in default under the terms of this Agreement.

               5. Area Representative has executed a written agreement in a form satisfactory to Franchisor, in which the Area Representative covenants to remain primarily liable under this Agreement and to observe all applicable post-term obligations and covenants contained in this Agreement.

               6. The transferee Area Representative agrees to be personally liable to discharge all of the Area Representative's obligations under this Agreement, and shall enter into a written agreement in a form satisfactory to Franchisor assuming and agreeing to discharge all of the Area Representative's obligations and covenants under this Agreement.

               7. The transferee Area Representative shall execute, upon Franchisor's request, and cause all parties having a legal or beneficial interest in the transferee Area Representative to execute, the then-current standard Area Representative Agreement for a term ending with the term of this Agreement, and such other ancillary agreements as Franchisor may require for the Franchised Business. The transferee Area Representative shall not be required to pay a Development Fee; however, the transferee Area Representative shall be required to pay any additional fees not provided for in this Agreement but which are required to be paid to Franchisor by other Area Representatives pursuant to the terms of the then-current standard Area Representative Agreement.

         E. The transferee Area Representative or transferor Area Representative shall have paid to Franchisor a transfer fee equal to twenty (20%) percent of the then current minimum Area Representative fee being paid, for the training, supervision, administrative costs, overhead, attorneys' fees, accounting and other Franchisor expenses in connection with the transfer. This transfer fee does not apply to an assignment of interest to a corporation or limited liability company under Paragraph XI.B. of this Agreement.

         F. Should Area Representative, at a future date, desire to make either a public or a private offering of its securities, prior to such offering and sale, and prior to the public release of any statements, data or other information of any kind relating to the proposed offering of Area Representative's securities, Area Representative shall secure the written approval of Franchisor, which approval shall not be unreasonably withheld. Area Representative shall secure Franchisor's prior written approval of any and all press releases, news releases and any and all other publicity, the primary purpose of which is in the public interest in its offering. Only after written approval has been given by Franchisor may Area Representative proceed to file, publish, issue, and release and make public any said data, material and information regarding its securities offering or the Franchised Businesses. It is specifically understood that any review by Franchisor is solely for its own information, and its approval shall not constitute any kind of authorization, acceptance, agreement, endorsement approval or ratification of same, either expressly or implied; and Area Representative shall make no oral or written notice of any kind whatsoever indicating or implying that Franchisor and/or related corporations or persons have any interest in the relationship whatsoever to the proposed offering other than acting as Franchisor. Area Representative agrees to indemnify and hold harmless Franchisor and its subsidiaries and their owners, directors, officers, employees, successors and assigns, from all claims, demands, costs, fees, charges, liability or expense (including attorneys' fees) of any kind whatsoever arising from Area Representative's offering or information published or communicated in actions taken with regard thereto.

         G. In the event Area Representative (or, if applicable, an owner) wishes to sell, transfer, gift, assign, or otherwise dispose of any interest in this Agreement, a controlling interest in the Area Representative entity, or all or a substantial portion of the assets of the business, Area Representative agrees to grant to Franchisor a thirty (30) day right of first refusal to purchase such rights, interest, or assets on the same terms and conditions as are contained in the written offer to purchase submitted to Area Representative by a bona fide proposed purchaser; provided, however, the following additional terms and conditions shall apply:

               1. Area Representative shall notify Franchisor of such offer by sending a written notice to Franchisor enclosing a copy of the written offer signed by the bona fide proposed purchaser;

               2. The thirty (30) day right of first refusal period will run concurrently with the period in which Franchisor has to approve or disapprove the proposed transferee;

               3. Such right of first refusal arises for each proposed transfer, and any material change in the terms or conditions of the proposed transfer, even if to the same bona fide proposed purchaser, shall be deemed a separate offer for which a new thirty (30) day right of first refusal shall be given to Franchisor;

               4. If the consideration or manner of payment offered by a third party is such that Franchisor could not reasonably be expected to furnish the same, then Franchisor may purchase the interest which is proposed to be sold for the reasonable cash equivalent. If the parties cannot agree within a reasonable time on the cash consideration, an independent appraiser shall be designated by Franchisor, whose determination will be binding upon the parties. All expenses of the appraiser shall be paid for equally by Franchisor and Area Representative; and

               5. If Franchisor chooses not to exercise its right of first refusal, Franchisee shall be free to complete the sale, transfer, or assignment, subject to compliance with this Section. Absence of a reply to Area Representative's notice of a proposed sale within the thirty (30) day period is deemed a waiver of such right of first refusal but not a waiver of the required compliance with this Section.

XII.           RESTRICTIONS CONCERNING COMPETITIVE BUSINESSES
               ----------------------------------------------

         A. During the term of this Agreement, no holder of a legal or beneficial interest in Area Representative shall, without the express written consent of Franchisor, directly or indirectly, own, operate, have any interest in, or be connected with any other business within the Development Territory or in any business specializing in providing Internet advertising services or other services the same as or similar to those sold or provided in the System. The restriction excludes the travel business.

         B. Area Representative specifically acknowledges that, pursuant to this Agreement, Area Representative will receive valuable training and confidential information including, without limitation, information regarding the promotional, operational, sales, and marketing methods and techniques of Franchisor along with other trade secrets and confidential information which is a part of the System. Accordingly, Area Representative covenants that, except as otherwise approved in writing by Franchisor, Area Representative shall not, during the term of this Agreement and for a period of one (1) year after the expiration or termination of this Agreement, regardless of the cause of termination, either directly or indirectly, for itself, or through, on behalf of, or in conjunction with any person, persons, partnership or corporation, or other entity, own, maintain, engage in or have any interest in any business specializing, in whole or in part, in providing Internet advertising services or the sale of related services the same as or similar to those sold or provided through the System within a fifty (50) mile radius of the Development Territory or within a radius of fifty (50) miles of the location of any other business using the System, whether franchised or owned by Franchisor.

         C. Area Representative shall not, during the term of this Agreement or after its termination or non-renewal, employ or seek to employ any person who is at that time employed by Franchisor or any of its affiliates, or by any other franchisee of Franchisor, or otherwise, directly or indirectly induce or seek to induce such person to leave his or her employment. In the event that Area Representative breaches this provision, Franchisor may terminate this Agreement and seek all available legal remedies.

         D. Area Representative shall not, during the term of this Agreement or after its termination or non-renewal, communicate or divulge to any other person, persons, partnership or corporation, except to such of its employees, agents or contractors as must know for purposes of operating the Franchised Business, any information or knowledge concerning the methods of service, promotion, sale, method, techniques or procedure used in a RezCity.com franchise nor shall Area Representative disclose or divulge in whole or in part, any trade secrets, confidential information, marketing techniques, patterns or processes of Franchisor or its affiliated companies. Area Representative shall require each of its employees, agents and contractors with access to such information to execute a non-disclosure and non-compete agreement in a form approved by Franchisor.

         E. Area Representative acknowledges that a violation of any covenant in this Section will cause irreparable harm to Franchisor, the exact amount of which may not be subject to reasonable or accurate ascertainment, and therefore, Area Representative does hereby consent that in the event of such violation, Franchisor shall be entitled to seek injunctive relief to protect certain trade secrets and confidential information. Such remedies, however, shall be cumulative and in addition to any other remedies to which Franchisor may then be entitled. In the event Franchisor prevails in any suit to enforce any provision hereof, Franchisor shall be entitled to receive, in addition to any relief or remedy granted, the cost of bringing such suit, including reasonable attorneys' fees. The covenants set forth in this Paragraph shall survive the termination or expiration of this Agreement. Area Representative acknowledges that the covenant not to compete is fair and reasonable and will not impose any undue hardship on Area Representative since Area Representative has other considerable skills, experience and education which will afford him or her the opportunity to derive income from other endeavors.

         F. The parties agree that each of the foregoing covenants shall be construed as independent of any other covenant or provision of this Agreement. If all or any portion of a covenant in this Paragraph XII. is held unreasonable or unenforceable by a court or agency having valid jurisdiction in any unappealed final decision to which Franchisor is a party, Area Representative expressly agrees to be bound by any lesser covenant subsumed within the terms of such covenant that imposes the maximum duty permitted by law, as if the resulting covenant were separately stated in and made a part of this Paragraph.

         G. Area Representative and all holders of a legal and beneficial interest in the legal entity acting as Area Representative expressly agree to be bound by all the covenants contained in Paragraph XII. during the term of this Agreement and further, they agree to be bound by the covenants set forth which shall survive the termination or expiration of this Agreement.

XIII.          DEFAULT AND TERMINATION
               -----------------------

         A. If Area Representative is in substantial compliance with this Agreement and Franchisor materially breaches this Agreement and fails to cure or begin to cure such breach within a reasonable time after written notice thereof is delivered to Franchisor, Area Representative may terminate this Agreement. Such termination shall be effective thirty (30) days after delivery to Franchisor of notice that such breach has not been cured and Area Representative elects to terminate this Agreement.

         B.    This Agreement shall  terminate  automatically upon  delivery  of notice of termination to Area Representative, if Area Representative or a holder of a legal or beneficial interest:

               1. Has made any material misrepresentation or omission in its application for the franchise;

               2. Fails to satisfactorily complete the training program as provided in Paragraph VI.A.;

               3. Is convicted of or pleads no contest, where such plea is applicable, to a felony or other crime or offense that is likely to adversely affect the reputation of Area Representative or any of the Marks;

               4. Makes any unauthorized use, disclosure or duplication of the Confidential Operations Manual or duplicates or discloses or uses in any unauthorized manner any portion of the confidential information or any trade secrets provided to Area Representative by Franchisor;

               5. Surrenders or transfers control of the operation of a Franchised Business, makes an unauthorized direct or indirect assignment of a franchise or an ownership interest in Area Representative or fails or refuses to assign the interest in Area Representative of a deceased or incapacitated controlling owner thereof as herein required;

               6. Commits any affirmative act of insolvency, or files any petition or action of insolvency, or for appointment of a receiver or trustee, or makes any assignment for the benefit of creditors, or fails to vacate or dismiss within sixty (60) days after filing any such proceedings commenced against Area Representative by a third party;

               7. Is adjudicated as bankrupt, commits any affirmative act of insolvency or files any action or petition of insolvency, or if a receiver (permanent or temporary) of its property or any part thereof is appointed by a court of competent authority, or if it makes a general assignment for the benefit of its creditors, or if a final judgment remains unsatisfied of record for thirty (30) days or longer (unless supersedes bond is filed), or if execution is levied against any of Area Representative's business or property, or if suit to foreclose any lien or mortgage against its Premises or equipment is instituted against Area Representative and not dismissed within thirty (30) days, or is not in the process of being dismissed; provided, however, that Franchisor reserves the right to be named as trustee or receiver in any voluntary petition for bankruptcy or insolvency filed by Area Representative;

               8. Materially misuses or makes an unauthorized use of any Marks or commits any act which can reasonably be expected to materially impair the goodwill associated with any Marks;


               9.   Fails to comply with the Development Schedule;

               10. Fails or refuses to make payments of any amounts due Franchisor or its affiliates for portions of any Individual or REZcity Plus Franchise Fees due Franchisor, purchases from Franchisor or its affiliates or any other amounts due to Franchisor or its affiliates, and does not correct such failure or refusal within thirty (30) days after written notice of such failure is delivered to Area Representative; or

               11. Fails or refuses to comply with any other provision of this Agreement, or any mandatory specification, standard or operating procedure prescribed by Franchisor or otherwise in writing, and does not correct such failure within thirty (30) days (or provide proof acceptable to Franchisor that it has made all reasonable efforts to correct such failure and will continue to make all reasonable efforts to cure until a cure is effected if such failure cannot reasonably be corrected within thirty [30] days) after written notice of such failure to comply is delivered to Area Representative.

         C. Upon termination of this Agreement, Area Representative shall have no further right to receive any portion of the Franchise Fee or Sales Commission or other compensation received by Franchisor from Individual Franchises, as provided in Section V. herein.

         D. To the extent that the provisions of this Agreement provide for periods of notice less than those required by applicable law, or provide for termination, cancellation, non-renewal or the like other than in accordance with applicable law, such provisions shall, to the extent such are not in accordance with applicable law, not be effective, and Area Representative shall comply with applicable law in connection with each of these matters.

XIV.           RIGHTS AND OBLIGATIONS OF THE PARTIES UPON EXPIRATION OR
               ---------------------------------------------------------
               TERMINATION
               -----------


         A. Area Representative agrees that upon termination or expiration of this Agreement, Area Representative shall:

               1. Pay, within ten (10) days after the effective date of termination or expiration, all amounts due and owing to Franchisor under this Agreement;

               2. Not directly or indirectly at any time or in any manner identify any business as a current or former RezCity.com franchise, or as a franchisee, licensee or dealer of or as otherwise associated with Franchisor, or use any Marks, any colorable imitation thereof or other indicia of a RezCity.com business in any manner or for any purpose, or utilize for any purpose any trade name, trademark, service mark or other commercial symbol that suggests or indicates a connection or association with Franchisor or its affiliates and franchisees;

               3. Promptly return to Franchisor all signs, sign faces, Confidential Operations Manuals, catalogs, advertising materials, forms, invoices and other materials containing any Marks or otherwise identifying or relating to a RezCity.com business and allow Franchisor, without liability, to remove all such items from the Franchised Business;

               4. Promptly take such action as may be required to cancel all fictitious or assumed name or equivalent registrations relating to its use of any Marks;

               5. Promptly notify the appropriate telephone company and all telephone directory listing agencies of the termination or expiration of Area Representative's right to use any telephone number and any regular, classified or other telephone directory listings associated with any Marks and authorize transfer of same to or at the direction of Franchisor. Area Representative agrees to execute undated letters of assistance to telephone companies and telephone directory listing agencies directing termination and/or transfer of Area Representative's right to use telephone numbers associated with the Marks, which Franchisor may hold until termination or expiration hereof. Area Representative acknowledges that as between Franchisor and Area Representative, Franchisor has the sole right to and interest in all telephone numbers and directory listings associated with any Marks. Area Representative authorizes Franchisor, and hereby appoints Franchisor and any officer of Franchisor as its attorney in fact, to direct the appropriate telephone company and all listing agencies to transfer same to Franchisor or at its direction, should Area Representative fail or refuse to do so, and the appropriate telephone company and all listing agencies may accept such direction or this Agreement or Area Representative's letter of direction held by Franchisor as conclusive of the exclusive rights of Franchisor in such telephone numbers and directory listings and its authority to direct their transfer;

               6. Immediately deliver to Franchisor all past and present franchise sales leads and records and all contracts, acknowledgment of receipt and other information and records related to Franchisees of Franchisor in the Development Territory; and

               7.   Promptly  take  such  action   necessary  to  withdraw  Area
Representative's effective and pending state franchise and business opportunity registrations and filings.

         B. Upon termination or expiration of this Agreement, or any extension or renewal hereof, Franchisor shall have an option to purchase from Area Representative all or any part of the assets of the Area Representative, if any, used in the operation of the Area Representative franchise, including inventory, signs, equipment, marketing materials and other indicia bearing Franchisor's Marks, and any other chattels, real estate leases and equipment leases, at fair market value. Franchisor may exercise said option by giving Area Representative written notice thereof within thirty (30) days after termination or not less than thirty (30) days prior to expiration, as the case may be. The fair market value purchase price shall be determined by agreement of Area Representative and Franchisor or by arbitration as herein provided for the settlement of disputes.

         C. Area Representative agrees that upon termination or expiration of the Franchise it shall immediately cease to use the confidential information in any business or otherwise and shall return to Franchisor all copies of the Confidential Operations Manual which have been loaned to it by Franchisor.

         D. All obligations of Franchisor and Area Representative which expressly or by their nature survive the expiration or termination of this Agreement shall continue in full force and effect subsequent to and notwithstanding its expiration or termination and until they are satisfied in full or by their nature expire.

XV.               FRANCHISOR'S REMEDIES UPON TERMINATION OR EXPIRATION

         Area Representative acknowledges that its failure (except as otherwise provided herein) to cease all activities as Area Representative within the Development Territory, upon the termination or expiration of this Agreement or any portion thereof, will result in immediate and irreparable damage to Franchisor and to the rights of any subsequent area representative. Area Representative acknowledges that there is no adequate remedy at law for such failure to cease activities, and Area Representative agrees that in the event of such failure, Franchisor shall be entitled to seek equitable relief by way of temporary and permanent injunctions and such other and further relief as any court with jurisdiction may deem just and proper. Resort to any remedies referred to herein shall not be construed as a waiver of any other rights and remedies to which Franchisor is entitled under this Agreement or otherwise.

XVI.              NOTICES

         Any and all notices required or permitted under this Agreement shall be in writing and shall be personally delivered, delivered by messenger or delivery services, mailed by certified mail return receipt requested, or facsimile transmission, and shall be effective when received or confirmation of receipt is acknowledged to the respective parties at the following addresses unless and until a different address has been designated by written notice to the other party:

         Notices to Franchisor:             RezConnect Technologies, Inc.
                                            560 Sylvan Avenue
                                            Englewood Cliffs, New Jersey 07632
                                            Attention:  Michael Brent, President
                                            Fax No.: 201-567-3265

         With a copy to:                    Harold L. Kestenbaum, Esq.
                                            EAB Plaza, West Tower, 14th Floor
                                            Uniondale, New York 11556
                                            Fax No.: (516) 745-0293

         Notices to Area Representative:
                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------

                                            Fax No.:
                                                    -------------------

         With a copy to:
                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------

                                            Fax No.:
                                                    -------------------

XVII.          ENTIRE AGREEMENT
               ----------------

         This Agreement constitutes the entire agreement of the parties with respect to the RezCity.com Franchise herein granted and supersedes any prior agreements or understandings between them, whether oral or written. The terms of this Agreement may not be waived or modified except by an express agreement in writing signed by both parties. There are no representations, promises, warranties, covenants or undertakings other than those contained in this Agreement. The failure of either party hereto to enforce, or the delay by either party in enforcing, any of its rights under this Agreement shall not be deemed a continuing waiver or modification thereof, and either party may, within the time permitted by applicable law, commence appropriate legal proceedings to enforce any or all of such rights.

XVIII.         APPLICABLE LAW
               --------------

         A. THIS AGREEMENT AND THE RIGHTS OF THE PARTIES HEREUNDER TAKE EFFECT UPON ACCEPTANCE AND EXECUTION BY FRANCHISOR AND SHALL BE INTERPRETED AND CONSTRUED UNDER THE LAWS OF NEW JERSEY, WHICH LAWS SHALL PREVAIL IN THE EVENT OF ANY CONFLICT OF LAW, EXCEPT TO THE EXTENT GOVERNED BY FEDERAL LAW INCLUDING, WITHOUT LIMITATION, THE UNITED STATES TRADEMARK ACT OF 1946, AS AMENDED (LANHAM ACT, 15 U.S.C. SECTIONS 1051 ET SEQ.) AND THE FEDERAL ARBITRATION ACT (9 U.S.C.
SECTION 1 ET SEQ.).

         B. AREA REPRESENTATIVE ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT IS ENTERED INTO IN BERGEN COUNTY, NEW JERSEY, AND THAT ANY ACTION SOUGHT TO BE BROUGHT FOR THE PURPOSE OF ENFORCING THE TERMS AND PROVISIONS HEREOF SHALL BE BROUGHT IN THE APPROPRIATE STATE OR FEDERAL COURT LOCATED IN BERGEN COUNTY, NEW JERSEY, AND THE PARTIES DO HEREBY WAIVE ALL QUESTIONS OF PERSONAL JURISDICTION OR VENUE FOR THE PURPOSES OF CARRYING OUT THIS PROVISION.

         C. NO RIGHT OR REMEDY CONFERRED UPON OR RESERVED TO FRANCHISOR OR AREA REPRESENTATIVE BY THIS AGREEMENT IS INTENDED TO BE, NOR SHALL BE DEEMED, EXCLUSIVE OF ANY OTHER RIGHT OR REMEDY HEREIN OR BY LAW OR EQUITY PROVIDED OR PERMITTED, BUT EACH SHALL BE CUMULATIVE OF EVERY OTHER RIGHT OR REMEDY.

         D. NOTHING HEREIN CONTAINED SHALL BAR FRANCHISOR'S RIGHT TO OBTAIN INJUNCTIVE RELIEF AGAINST THREATENED CONDUCT THAT WILL CAUSE IT LOSS OR DAMAGES, UNDER THE USUAL EQUITY RULES, INCLUDING THE APPLICABLE RULES FOR OBTAINING RESTRAINING ORDERS, PRELIMINARY AND PERMANENT INJUNCTIONS.

         E. IN THE EVENT THAT THE AREA REPRESENTATIVE ENACTS ACTION AGAINST FRANCHISOR, ARBITRATION MEETING WILL BE HELD IN NJ. IN THE EVENT THAT THE FRANCHISOR ENACTS ACTION AGAINST THE AREA REPRESENTATIVE, ARBITRATION MEETING WILL BE HELD IN THE STATE IN WHICH THE BUSINESS RESIDES OF THE AREA REPRESENTATIVE.

XIX.           SETTLEMENT OF DISPUTES
               ----------------------

         A. This Agreement is a written agreement evidencing a transaction involving commerce and is, therefore, subject to the terms and provisions of the Federal Arbitration Act, Title 9 of the United States Code. Except for a controversy or claim relating to the ownership of any of Franchisor's service marks, trade names and logotypes, any other controversy or claim arising out of or relating to this Agreement, or to any other agreements between the parties or with regard to their interpretation, formation or breach, shall be settled by binding arbitration conducted in Bergen County, New Jersey, according to the commercial rules of the American Arbitration Association as modified herein below.

         B. In the event of any controversy or claim as set forth above, either party shall send written notice to (1) the other party; and (2) the appropriate Regional Office of the American Arbitration Association for invoking the binding arbitration provisions of this Agreement. In the event that either party shall make demand for arbitration, such arbitration shall be conducted in Bergen County, New Jersey. The American Arbitration Association shall forward to the parties a written list of proposed arbitrators each of whom shall have established experience and knowledge in franchise law. Each party shall have ten
(10) days from the date of mailing by the American Arbitration Association of the written list of proposed arbitrators within which to return said written list with the party's choice of arbitrators to the American Arbitration Association. If either party fails to return the written list of proposed arbitrators to the American Arbitration Association with that party's choice within said ten (10) days, it shall be conclusively determined that said party has approved the appointment of any arbitrator named in the written list. The parties further consent to the jurisdiction of any appropriate court to enforce the provisions of this section and/or to enter a judgment upon any award rendered by the arbitrator.

         C. In the event that any controversy r claim arising from this Agreement as explained above also involves any officer, director, employee, representative, or agent of either party, then any such controversy or claim shall also be submitted to binding arbitration in the same manner as explained above. In the event any controversy or claim is submitted to binding arbitration as explained above, the parties further agree that discovery prior to arbitration shall be restricted solely to exchanging lists of those witnesses and documents which are to be presented at the hearing before the arbitrator, unless the parties mutually agree in writing to expand the scope of discovery.

         Except as limited by this Agreement, the arbitrator shall have the right to award or include in the arbitration award any relief deemed proper in the circumstances including, without limitation, money damages (with interest on unpaid amounts from the date due), specific performance, injunctive relief and attorney fees and costs provided that the arbitrator shall not have the authority to award exemplary or punitive damages.

         D. Although all controversies and claims are to be settled by binding arbitration, Franchisor expressly reserves the right, at its sole discretion, to seek temporary injunctive relief pending completion of the arbitration proceedings from a court of competent jurisdiction to enforce Area Representative's post termination covenants not to compete and to enjoin Area Representative from any existing or threatened conduct which Franchisor believes could cause any harm or damage to Franchisor or to its franchise System. In the event Franchisor files a lawsuit to seek temporary injunctive relief as described above, the filing shall not constitute, nor be deemed by anyone to constitute, a waiver by Franchisor of its right to invoke the binding arbitration provisions of this Agreement.

         E. The parties agree that the arbitration of any disputes between them shall be conducted on an individual basis and such disputes shall not be arbitrated on a class-wide basis nor shall any of these disputes be consolidated with the arbitration of any other disputes which might arise between Franchisor and any of its other area representatives or other franchisees.

         AREA REPRESENTATIVE EXPRESSLY ACKNOWLEDGES THAT AREA REPRESENTATIVE HAS READ THE TERMS OF THIS BINDING ARBITRATION PROVISION AND SPECIFICALLY AFFIRMS THAT THIS PROVISION IS ENTERED INTO WILLINGLY AND VOLUNTARILY AND WITHOUT ANY FRAUD, DURESS OR UNDUE INFLUENCE ON THE PART OF FRANCHISOR OR ANY OF FRANCHISOR'S AGENTS OR EMPLOYEES.

XX.            COST OF ENFORCEMENT OR DEFENSE
               ------------------------------

         A. In the event that Franchisor is required to employ legal counsel or to incur other expenses to enforce any obligation of Area Representative hereunder, or to defend against any claim, demand, action or proceeding by reason of the Area Representative's failure to perform any obligation imposed by this Agreement, Area Representative shall be responsible for the amount of all reasonable attorneys' fees of such counsel and all other expenses incurred in enforcing such obligation or in defending against such claim, demand, action or proceeding, whether incurred prior to, or in preparation for, or in contemplation of the filing of such action or thereafter except where prohibited by law.

         B. Franchisor and Area Representative hereby waive to the fullest extent permitted by law any right to or claim of any consequential, punitive or exemplary damages against the other, and agree that in the event of a dispute between them each shall be limited to the recovery of any actual damages sustained by it.

XXI.           SEVERABILITY AND CONSTRUCTION
               -----------------------------

         A. Except as expressly provided to the contrary herein, each section, part, term and/or provision of this Agreement shall be considered severable; and if, for any reason, any section, part, term and/or provision herein is determined to be invalid and contrary to, or in conflict with, any existing or future law or regulation by a court or agency having valid jurisdiction, such shall not impair the operation of, or have any other effect upon, such other portions, sections, parts, terms and/or provisions of this Agreement as may remain otherwise intelligible, and the latter shall continue to be given full force and effect and bind the parties hereto; and said invalid sections, parts, terms and/or provisions shall be deemed not to be a part of this Agreement; provided, however, that if Franchisor determines that such finding of invalidity or illegality adversely affects the basic consideration of this Agreement, Franchisor, at its option, may terminate this Agreement.

         B. Anything to the contrary herein notwithstanding, nothing in this Agreement is intended, nor shall be deemed, to confer upon any person or legal entity other than Franchisor or Area Representative and such of their respective successors and assigns as may be contemplated by Paragraph XXII.A., any rights or remedies under or by reason of this Agreement.

         C. Area Representative expressly agrees to be bound by any promise or covenant imposing the maximum duty permitted by law which is subsumed within the terms of any provision hereof, as though it were separately articulated in and made a part of this Agreement, that may result from striking from any of the provisions hereof any portion or portions which a court may hold to be unreasonable and unenforceable in a final decision to which Franchisor is a party, or from reducing the scope of any promise or covenant to the extent required to comply with such a court order.

         D.    All captions in  the  Agreement  are  intended   solely  for  the
convenience of the parties, and none shall be deemed to affect the meaning or construction of any provision hereof.

         E. This Agreement may be executed in duplicate and each copy so executed shall be deemed an original.

XXII.          DEFINITIONS
               -----------

         A. The term "Area Representative" shall include all persons who succeed to the interest of the original Area Representative by transfer or operation of law and shall be deemed to include not only the individual or entity defined as "Area Representative" in the introductory paragraph of this Agreement, but shall also include all partners of the entity that executes this Agreement, in the event said entity is a partnership, and all shareholders, officers and directors of the entity that executes this Agreement, in the event said entity is a corporation. By their signatures hereto, all partners, shareholders, officers and directors of the entity that signs this Agreement as Area Representative acknowledge and accept the duties and obligations imposed upon each of them, individually, by the terms of this Agreement.

         B. As used in this Agreement, the term "affiliate" of a party hereto shall mean a corporation, partnership, joint venture, association, joint stock company, trust or unincorporated organization that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such party.

         C. The singular usage includes the plural and the masculine and neuter usages include the other and the feminine.

XXIII.         CAVEAT
               ------

         The success of the business venture contemplated to be undertaken by Area Representative by virtue of this Agreement is speculative and depends, to a large extent, upon the ability of Area Representative as an independent businessman, and his active participation in the daily affairs of the business as well as other factors.

XXIV.          ACKNOWLEDGMENTS
               ---------------

         A. Area Representative represents and acknowledges that it has received, read and understood this Agreement and Franchisor's Uniform Franchise Offering Circular; and that Franchisor has accorded Area Representative ample time and opportunity to consult with advisors of its own choosing concerning risks of entering into this Agreement.

         B. Area Representative acknowledges that it has received a copy of this Agreement and the attachments thereto, at least five (5) business days prior to the date on which this Agreement was executed. Area Representative further acknowledges that Area Representative has received the disclosure document required by the Trade Regulation Rule of the Federal Trade Commission entitled "Disclosure Requirements and Prohibitions Concerning Franchising and Business Opportunity Ventures" at least ten (10) business days prior to the date on which this Agreement was executed.

         C. Area Representative has been advised to consult with its own advisors with respect to the legal, financial and other aspects of this Agreement, the business franchised hereby and the prospects for that business. In addition, Area Representative should consult with its attorneys with respect to specific laws affecting the Franchised Business. Area Representative has either consulted with such advisors or has deliberately declined to do so.

         D. Area Representative acknowledges that the covenants not to compete set forth in this Agreement are fair and reasonable, and will not impose any undue hardship on Area Representative, since Area Representative has other considerable skills, experience and education which afford Area Representative the opportunity to derive income from other endeavors.

         E. Area Representative affirms that all information set forth in any and all applications, financial statements and submissions to Franchisor is true, complete and accurate in all respects, with Area Representative expressly acknowledging that Franchisor is relying upon the truthfulness, completeness and accuracy of such information.

         F. Area Representative has conducted an independent investigation of the business contemplated by this Agreement and recognizes that, like any other business, an investment in a RezCity.com Franchised Business involves business risks and that the success of the venture is primarily dependent upon the business abilities and efforts of Area Representative.

         G. Area Representative hereby consents and agrees that any disputes arising between Franchisor and Area Representative be submitted to arbitration as provided in Paragraph XIX. of this Agreement.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have duly executed and delivered this Agreement in multiple copies the date and year first above written.

ATTEST:                            REZCONNECT TECHNOLOGIES, INC.



                                    By:
----------------------------           -----------------------------------------


                                    Title:
----------------------------              --------------------------------------
                                           (in an official capacity only and not
                                              individually or personally)

                                    Date:
                                         ---------------------------------------

ATTEST:
                                    --------------------------------------------
                                    AREA REPRESENTATIVE


                                    By:
----------------------------           -----------------------------------------


                                    Title:
----------------------------              --------------------------------------
                                           (in an official capacity only and not
                                              individually or personally)

                                    Date:
                                         ---------------------------------------

                 EXHIBIT A TO THE AREA REPRESENTATIVE AGREEMENT
                 ----------------------------------------------

                          MAP OF DEVELOPMENT TERRITORY




































RezConnect Technologies, Inc.                 AREA REPRESENTATIVE:



By:                                           By:
   ----------------------------                  -------------------------------

Title:                                        Title:
      -------------------------                     ----------------------------

Date:                                         Date:
     --------------------------                    -----------------------------

                 EXHIBIT B TO THE AREA REPRESENTATIVE AGREEMENT
                 ----------------------------------------------

                     GUARANTY AND ASSUMPTION OF OBLIGATIONS

         THIS GUARANTY AND ASSUMPTION OF OBLIGATIONS is given this________ day of __________, 20_____, by_______________________________________.

         In consideration of, and as an inducement to, the execution of that certain Area Representative Agreement (the "Agreement") on this date by REZCONNECT TECHNOLOGIES, INC. ("us", "we", or "our"), each of the undersigned personally and unconditionally (a) guarantees to us and our successors and assigns, for the term of the Agreement and afterward as provided in the Agreement, that _____________________ ("Area Representative") will punctually pay and perform each and every undertaking, agreement and covenant set forth in the Agreement and (b) agrees to be personally bound by, and personally liable for the breach of, each and every provision in the Agreement, both monetary obligations and obligations to take or refrain from taking specific actions or to engage or refrain from engaging in specific activities, including the non-competition, confidentiality and arbitration requirements.

         Each of the undersigned consents and agrees that: (1) his or her direct and immediate liability under this Guaranty will be joint and several; (2) he or she will render any payment or performance required under the Agreement upon demand if Area Representative fails or refuses punctually to do so; (3) this liability will not be contingent or conditioned upon our pursuit of any remedies against Area Representative or any other person; and (4) this liability will not be diminished, relieved or otherwise affected by any extension of time, credit or other indulgence which we may from time to time grant to Area Representative or to any other person, including, without limitation, the acceptance of any partial payment of performance of the compromise or release of any claims, none of which will in any way modify or amend this Guaranty, which will be continuing and irrevocable during the term of the Agreement.

         Each of the undersigned waives all rights to payments and claims for reimbursement or subrogation which any of the undersigned may have against Area Representative arising as a result of the undersigned's execution of and performance under this Guaranty.

         IN WITNESS WHEREOF, each of the undersigned has affixed his or her signature on the same day and year as the Agreement was executed.

GUARANTOR(S)


___________________________             _____________________________


___________________________             _____________________________



___________________________             _____________________________



___________________________             _____________________________

                 AMENDMENT TO THE AREA REPRESENTATIVE AGREEMENT

                          RezConnect Technologies, Inc.

FOR THE STATE OF CALIFORNIA
---------------------------

         This Amendment to the Area Representative Agreement is agreed to this ____ day of __________, 20___, between RezConnect Technologies, Inc. and
____________________________ to amend and revise said Area Representative Agreement as follows:

         1. In  recognition  of the  requirements  of the  California  Franchise
Investment Law, Cal. Corp. Code  ss.ss.31000-3516  and the California  Franchise
Relations Act, Cal. Bus. And Prof. Code ss.ss.2000-20043, the Area Representative Agreement for RezConnect Technologies, Inc. shall be amended as follows:

         o Paragraph XII.B. of the Area Representative Agreement contains a covenant not to compete which extends beyond the expiration or termination of the Agreement, the covenant may not be enforceable under California law.

         o Paragraphs IV.D. and XI.D.3. require Area Representative to sign a general release as a condition of renewal and of transfer of the franchise, such release shall exclude claims arising under the California Franchise Investment Law and the California Franchise Relations Act.

         o Paragraph XIII.B.7. in the Area Representative Agreement which terminates the Area Representative Agreement upon the bankruptcy of the Area Representative may not be enforceable under federal bankruptcy law (11 U.S.C. Section 101 et seq.).

         o The California Franchise Relations Act provides rights to the Area Representative concerning termination or non-renewal of the Area Representative Agreement, which may supersede provisions in the Area Representative Agreement, specifically Paragraphs IV. and XIII.

         o Paragraphs XVIII. and XIX. of the Area Representative Agreement require litigation or arbitration to be conducted in New Jersey, the requirement may be unenforceable under California law.

         o Paragraph XVIII.A. of the Area Representative Agreement requires that the franchise be governed by New Jersey law, such a requirement may be unenforceable.

         2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the California Law applicable to the provisions are met independent of this Amendment.

         IN WITNESS WHEREOF, each of the undersigned hereby acknowledges having read this Amendment, understands and consents to be bound by all of its terms.

RezConnect Technologies, Inc.             AREA REPRESENTATIVE:


By:                                       By:
   ----------------------------              -----------------------------------
Title:                                    Title:
      -------------------------                 ------------

                                                                    EXHIBIT 10.4
                           SOFTWARE LICENSE AGREEMENT

         THIS SOFTWARE LICENSE AGREEMENT ("Agreement") is entered into as of the 2nd day of September, 1999 by Taurus TeleSYS Inc., a Virginia corporation ("Licensor"), Global Travel Network LLC, a Delaware limited liability company ("Licensee") and Etravnet.com, Inc., a Delaware corporation ("Parent").

                                    RECITALS

         A. Licensor has developed and is the sole owner of a proprietary computer software product called "T-Gate," a description of which is set forth on Exhibit A ("Software") that links computers through the Internet, telephones and facsimile machines.

         B. Licensee is in the travel industry and is desirous of using the Software in its business.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. License of Software. Subject to the terms and conditions set forth in this Agreement, Licensor grants to Licensee, and Licensee accepts, a worldwide, nontransferable, exclusive license (the "License") to use the Software and any derivations thereof, including any enhancements, upgrades and new versions, solely within the Field of Use. Licensee is not granted any rights with respect to the Software (or any derivations thereof) outside of the Field of Use. "Field of Use" is defined solely as those services normally performed by travel agencies as of the date of this Agreement, including obtaining reservations for the following: (a) hotel, motel and other temporary accommodation facilities for a period not to exceed thirty (30) days; (b) rental of automobiles for a period not to exceed thirty (30) days; (c) travel on aircraft, trains and boats; and (d) vacation packages, sightseeing and other travel destinations. Licensor reserves all rights not expressly granted in this
Section 1.

         2. Term and Termination.

            (a) Initial Term and Renewal Term. Initial and renewal terms are subject to early termination of this Agreement pursuant to Section 2. The initial term of this Agreement shall be for a period of four years after the date of notification by Licensor to Licensee that software is in a form available for use by Licensee. It is agreed and understood that although the initial term will begin when software is available for use, Licensee will make an initial deposit of Twenty Five Thousand Dollars ($25,000) with signing of Agreement. Additional payments due as part of minimum royalty would be paid based on the beginning date of the initial term as based on the software being available for use by Licensee. During the four-year initial term, Licensee will be required to make minimum royalty payments and in the event percentage of royalty on sales exceeds the minimum payment, then Licensee would be required to make these payments as well. The quota on royalty will not be considered until the parties enter the renewal term which are years five and six of this Agreement. During the renewal term, it is understood that annual royalty income paid to Licensor from transactions processed through T-Gate Software must exceed Fifty Thousand Dollars ($50,000) minimum royalty payment for at least one or the two year renewals. The renewal term, which consists of continuous two-year automatic renewals requires one of the two years that the Licensee exceeds the annual minimum royalty due. For example, if in year five royalty is Fifty Five Thousand Dollars ($55,000) earned, and in year six Forty Five Thousand Dollars ($45,000) is earned, Licensee will have met his minimum quota and would have the right to renew for an additional two-year term. Licensee is required to notify Licensor sixty (60) days prior to the end of each term if he plans to renew. In the event

Software License Agreement
July 21, 2005                                                            Page 1

Licensee does not maintain minimum royalty as described herein, additional renewals will be at Licensor's discretion.

            (b) Early Termination. Licensor or Licensee shall have the right to terminate this Agreement for a material breach of this Agreement after (i) providing the breaching party with thirty (30) days' prior written notice describing the nature of the material breach and (ii) the breaching party fails to cure the described breach before the expiration of the thirty (30) day period.

            (c) Failure to Pay License Fees, Royalty or Support Fees. Notwithstanding any provision in this Agreement to the contrary, if Licensee fails to pay timely any Initial Term License Fee (defined below), Renewal Term License Fee (defined below), Royalty (defined below) or Support Fee (defined below) due pursuant to this Agreement, Licensor shall have the right to terminate this Agreement on five (5) days prior written notice to Licensee, with respect to the payment of any Initial Term License Fee, Renewal Term License Fee, Royalty or Support Fee, provided Licensee fails to cure the breach within a fifteen (15) day period.

         3. License Fees and Royalty.

            (a) Initial Term. Licensee shall pay to Licensor a non-refundable license fee ("First Year License Fee") of Fifty Thousand Dollars ($50,000) as follows: (i) $25,000 in immediately available funds on or before the date of this Agreement; (ii) $12,500 in immediately available funds on or before the date six (6) months after the date Licensee is notified by Licensor that the software is available for Licensee's use ("Availability Date"); and (iii) $12,500 in immediately available funds on or before the date nine (9) months after the Availability Date. Licensee shall pay Licensor a non-refundable license fee ("Second Year License Fee") of Seventy Five Thousand Dollars ($75,000) in immediately available funds, in four installments, on or before the tenth (10th) day of each calendar quarter after the end of the first anniversary of the Availability Date. Licensee shall pay Licensor a non-refundable License Fee ("Third Year License Fee") of Fifty Thousand Dollars ($50,000), Licensee shall pay Licensor a non-refundable License Fee ("Fourth Year License Fee") of Fifty Thousand Dollars ($50,000). First Year, Second Year, Third Year and Fourth Year, Licensee shall be referred to collectively as initial term License Fee. The Initial Term License Fee shall be treated as a non-refundable prepaid credit against any Royalty (defined below) due as set forth in Section 3(c).

            (b) Renewal Terms. If Licensee elects to renew this Agreement in accordance with Section 2(a), Licensee shall pay Licensor an annual, non-refundable license fee ("Renewal Term License Fee") of Fifty Thousand Dollars ($50,000), payable in quarterly installments, in immediately available funds on or before the tenth (10th) day of each calendar quarter during any Renewal Term. The Renewal Term License Fee shall be treated as a non-refundable prepaid credit against any Royalty due as set forth in Section 3(c).

            (c) Royalty.

               (1) Calculation and Payment. During the Initial Term and any Renewal Terms, Licensee shall pay to Licensor a royalty ("Royalty") of Three and 75/100 percent (3.75%) of Licensee's Net Sales (defined below). The Royalty shall be paid monthly on or before the tenth (10th) day of each month for the previous month's Net Sales. The Initial Term License Fee or the Renewal Term License Fee, as the case may be, shall be applied against the applicable Royalty

Software License Agreement
July 21, 2005                                                            Page 2
such that no Royalty shall be due until the Royalty amount exceeds the Initial Term License Fee or any Renewal Term License Fee, as the case may be.

               (2) Audit. At its sole expense (except as provided in the last sentence hereof), Licensor, or its designee, to verify calculation of the Royalty, may inspect and/or audit all business records of Licensee no more frequently than monthly during Licensee's regular business hours upon seven (7) days prior written notice. If an audit, as certified by an independent auditor reasonably acceptable to Licensee in the exercise of its reasonable discretion, discloses an understatement by Licensee of any monthly Royalty of one percent (1%) or more, Licensee shall immediately pay all deficiencies, plus ten percent (10%) annualized interest. If an audit by Licensor discloses an understatement of any monthly Royalty of five percent (5%) or more, Licensee shall immediately pay, in addition to the amount of the understatement and ten percent (10%) annualized interest, Licensor's reasonable fees and costs of such audit.

               (3) Net Sales Defined. For purposes of this Agreement, "Net Sales" shall mean Licensee's gross revenues received by Licensee or paid to Licensee or its designee(s) or affiliate(s), as a result of any transaction processed using the Software or any derivation thereof, including any upgrade or enhancement of the Software or derivation thereof, less only: (a) credit card processing fees paid by Licensee to third parties as standard in Licensee's industry, (b) less any fees paid to third party providers of travel services or products made available to the customer, (c) sales, value added or comparable taxes collected and paid by Licensee, and (d) deductions for returns, cancellations, adjustments or refunds. Net Sales shall be calculated using generally accepted accounting principles, consistently applied.

         4. Support.

            (a) Generally. Licensor shall provide Licensee with technical development and integration support to enable Licensee to implement the Licensed Software ("Development Support"). In no event shall Licensor be obligated to provide support, technical assistance, warranty service or maintenance of any type to any party other than Licensee. Licensor shall provide Licensee with ongoing maintenance and technical support ("Maintenance Support").

            (b) Support Fee.

               (1) Budget. Licensee will provide Licensor with funding for all licensor's direct and indirect costs ("Support Fees") of Development Support and Maintenance Support in accordance with a budget ("Budget") developed by Licensor and submitted to Licensee semi-annually. Each Budget shall include, without limitation, cost estimates for hardware, software, subcontractor, administrative and overhead expenses related to the Software and Development Support and Maintenance Support to Licensee. Each Budget shall include salaries and benefits to be paid to Licensor's employees and fees to be paid to consultants and other independent contractors. Each Budget shall be submitted in writing by Licensor to Licensee for written approval. No expenses shall be incurred by Licensor without prior written approval by Licensee. Licensee shall approve (or provide written exceptions to) each Budget in writing within ten (10) days of receipt. Licensee agrees to approve a Budget that in its judgment is reasonably necessary to maintain the core competency necessary for Licensor to run, manage, and maintain all systems and personnel related to the Software during the Initial

Software License Agreement
July 21, 2005                                                            Page 3

Term and any Renewal Terms of this Agreement. The first Budget submitted by Licensor to Licensee is attached hereto as Exhibit B.

               (2) Payment of Support Fees. Licensee shall reimburse to Licensor that part of the support fees actually incurred by Licensor as reflected on written invoices submitted to Licensee on a bi-weekly basis. Payment shall be made within fourteen (14) days of Licensee's receipt of the invoices. Licensee requests in writing for additional work not covered in the Budget shall be paid upon submission of invoices and documentation of Licensor' costs.

         5. Private Labeling. Subject to Section 13, Licensee may use the Software in accordance with this Agreement using Licensee's own trademarks and other identifying marks ; provided, however, such use shall in no way (a) effect a reduction in any Royalty paid by Licensee to Licensor under the terms of this Agreement or (b) require any increase in the level of Maintenance Support or Development Support provided by Licensor without appropriate Support Cost compensation defined in writing under the terms of this Agreement.

         6. Finder's Fee. If Licensor introduces Licensee to any person or entity that purchases a master franchise from Licensee within twelve (12) months from the date of introduction anywhere outside the United States, Licensee agrees to pay Licensor a one-time finder's fee equal to the greater of Twenty-Five Thousand Dollars ($25,000) or 20% of the cash payment (or the equivalent in cash if Licensee accepts other or in-kind remuneration) accepted/paid upon the commencement of the agreement with the franchisee. Any further relationship or compensation may be determined between Licensor and the master franchisee.

         7. Warrant to Purchase Shares of Licensee Common Stock. Parent hereby grants Licensor, its shareholders, or Licensor's designees, a warrant (the "Warrant"), in the form attached hereto as Exhibit C to purchase two percent
(2%) or 100,000 shares, whichever is greater, of the issued and outstanding shares of Parent's common stock on the date of grant, subject to anti-dilution provisions. The Warrants shall have a term of five (5) years and the Exercise Price of the Warrant shall be $5.00 per share of common stock. If the price-per-share of common stocks offered to investors is less than the Licensor's Warrant price of $5.00 per share, the Licensor's Exercise Price shall be adjusted based on a ratio of five to eight (5:8).

         8. Relocation of Hardware and Software. In addition to all rights defined in this Agreement, Licensee has the right to relocate any or all servers, computers or other technical equipment ("Equipment") to any site designated by Licensee after providing thirty (30) days' written notice to Licensor. In such event, Licensee shall grant full remote access to Licensor to the Software using Telnet or any other technology reasonably requested by Licensor. The relocation of any Equipment by Licensee shall in no way require Licensor or any of its shareholders, directors, employees or agents, including, without limitation, Arvind Patel, to re-locate to the location to which the Equipment is relocated or require the disclosure of the source code for the Software. Licensee has the right to provide websites other than its own, within the Field of Use, with the software from which Licensor will earn the License Fees and Royalty as set forth in Section 3.

         9. Confidential Information.

            (a) Generally. Each party (the "Receiving Party") understands that, during the course of this Agreement, the Receiving Party may be exposed to Confidential Information (defined below) of the other party. The Receiving Party agrees that any Confidential Information received from the Disclosing Party (i)

Software License Agreement
July 21, 2005                                                            Page 4
shall not be used except as necessary to perform the intended services or obligations set forth under this Agreement, (ii) shall be disclosed only to those of its employees, officers, and agents as are reasonably necessary for the purposes hereunder and who are bound in writing to the Receiving Party consistent with the Receiving Party's obligations under this Section 9 of this Agreement, (iii) shall not be disclosed to third parties without the written consent of the Disclosing Party, and (iv) shall be kept in safe care as the Receiving Party would keep its own, similar confidential information (which care shall not in any case be less than reasonable). Notwithstanding such disclosure pursuant to (ii) or (iii) above, the Non-Disclosing Party shall not have any right to use the Confidential Information for other than the purposes set forth in (i) above.

            (b) Confidential Information Defined. Confidential Information is defined as a party's (the "Disclosing Party") business, ideas, or personnel, or its past, present, or future research, development or business activities, including without limitation any unannounced products or services, inventions, processes, plans, financial information, customer data, supplier data, service-provider data, revenue, transaction volume, forecasts, projections, the financial terms of this Agreement, and any other information which gives or may give it a competitive advantage and which is not generally known by parties other than the Disclosing Party (collectively, "Confidential Information"). Confidential Information shall also include all materials, research data, formulas, methods, designs, specifications, technical information, protocols, process information, know-how, uses, enhancements, modifications, variations, extensions, discoveries, clinical data, analysis, compilations, reports, studies, test results, ideas, concepts and other information (whether or not able to be patented) now or hereafter developed or created by Disclosing Party. Confidential Information is not defined to include information (i) that was already known to the Receiving Party prior to the date that discussions between the parties related to the potential licensing of the Software or the provision of services by Licensor to Licensee began, as established by contemporary documentary evidence, (ii) that is or becomes generally known other than by reason of breach of this Agreement or other misappropriation or other wrongful act, or (iii) that is required by law to be disclosed to the extent so disclosed.

            (c) Return of Confidential Information on Termination. On the termination of this Agreement for any reason or at any time upon the written request of the Disclosing Party, the Receiving Party shall return to the Disclosing Party all Confidential Information disclosed by the Disclosing Party. Nothing contained herein shall be deemed to be a license to the Receiving Party of any patent rights, trade secret rights, or know-how rights related to the Confidential Information of the Disclosing Party.

            (d) Protection. The Receiving Party agrees to comply, at Disclosing Party's expense, with such reasonable requests as the Disclosing Party shall from time to time make related to any patent, trademark, service mark or copyright filings or other actions, documents or matters related to Disclosing Party's ownership or title to the Confidential Information or the protection thereof.

            (e) Injunctive Relief. The Receiving Party acknowledges that the Confidential Information shared pursuant to this Agreement is highly proprietary and valuable and that the unauthorized use or disclosure of the Confidential Information shall cause Disclosing Party irreparable injury for which there is no adequate remedy at law. The Receiving Party agrees that the Disclosing Party

Software License Agreement
July 21, 2005                                                            Page 5
may seek and obtain preliminary injunctive relief in the event of any unauthorized use or disclosure, and that the Disclosing Party may recover its costs and reasonable attorneys' fees in the event the Receiving Party breaches this Section 9 or misappropriates the Disclosing Party's Confidential Information.

            (f) The provisions of this Section 9 shall survive termination of this Agreement.

         10. Indemnification.

               (a) Intellectual Property. Subject to the limitation set forth in
Section 10(4), Licensor agrees to indemnify, defend and hold harmless Licensee, its affiliates, and its/their officers, and employees from and against any and all third party claims as incurred by Licensee to the extent that the Software delivered by Licensor or the use of any services provided with respect to Development Support or Maintenance Support (the "Licensor Materials") is alleged to infringe any patent, copyrights or intellectual property right registered or otherwise protected under the Laws of the United States or any other nation. Licensor will not indemnify Licensee to the extent the infringement is caused by the misuse or modification of the Software by Licensee, and in such case subject to the limitation set forth in Section 10(4) , Licensee shall indemnify and hold harmless Licensor, its affiliates, and its/their officers and employees from and against any and all third party claims as incurred by Licensor as a result of such misuse or modification.

               (b) General. Except for claims of infringement of a patent, copyright or intellectual property right, each party (the "Indemnifying Party") subject to the limitation set forth in Section 10(4) shall at all times during the term of this Agreement and thereafter, indemnify, defend, and hold the other party ("the Indemnified Party"), its affiliates, and its/their officers and employees harmless against any and all Claims, actions, demands, liabilities, losses, damages, costs, payments, and expenses (including reasonable attorneys' fees and expenses) (collectively, "Claims"), arising out of the death of or injury to any person or persons or out of any damage to real or personal property and against any other Claim of any kind whatsoever resulting from any occurrence caused by and attributable to the Indemnifying Party, its subcontractors', or its agents' acts or omissions during the performance of this Agreement. If both parties are or may be obligated to each other as a result of different actions taken by each party or actions taken jointly by both parties, then each party agrees to contribute to the amount of such Claims as is appropriate to reflect the relative fault of such party in connection with the event that resulted in such Claims. The relative fault of each party shall be determined by reference to, among other things, each party's relative intent, knowledge, access to information, and opportunity to correct or prevent the circumstances resulting in such Claims.

               (c) Procedures Relating to Indemnification.

                    (i) Scope. The procedures set forth in this Section 10 (3) shall apply with respect to any actual or potential Claim, any written demand, the commencement of any action, or the occurrence of any other event which involves any matter or related series of matters against which Licensor or Licensee (an "Indemnified Party") is indemnified by a Party hereto (the "Indemnifying Party") under Section 10(3) or Section 10(3) hereof.

                    (ii) Notice. Upon receiving notice in writing of the commencement of any Claim from a third party, the Indemnified party shall give written notice of such Claim, in reasonable detail, to the Indemnifying Party no

Software License Agreement
July 21, 2005                                                            Page 6
later than thirty (30) days after receiving such notice, stating the amount involved, if known, together with copies of any written documents initiating or asserting such a Claim. The failure to so notify, or any delay in so notifying, shall not relieve the Indemnifying Party hereunder unless and only to the extent that the Indemnifying Party did not otherwise learn of such Claim and such failure or delay results in the forfeiture by the Indemnifying Party of substantial rights and defenses, and will not in any event relieve the Indemnifying Party from any obligations to the Indemnified Party under this agreement other than the indemnification obligation provided in Section 10(1) or
Section 10(2) hereof, as the case may be.

                    (iii) Assumption of Defense. The Indemnifying Party shall be entitled to assume the defense of any Claim for which indemnification is sought hereunder with counsel of its choice and at its expense (in which case the Indemnifying Party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Party except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the Indemnified Party. Notwithstanding an election by the Indemnifying Party to assume the defense of such Claim, the Indemnified Party shall have the right to employ separate counsel and to participate in the defense of such Claim; and the Indemnifying Party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Indemnifying Party to represent the Indemnified Party would present such counsel with a conflict of interest; (ii) the Indemnifying Party shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party in writing within a reasonable time after notice of the institution of such Claim; or (iii) the Indemnifying Party shall authorize the Indemnified Party to employ separate counsel at the Indemnifying Party's expense.

                    (iv) Cooperation. The Parties agree to cooperate, share information (subject to the need to preserve any applicable privilege), and consult in good faith to the fullest extent possible, at the Indemnifying Party's expense, in connection with any Claim in respect to which indemnification is sought under this Agreement.

(d) Notwithstanding any contrary provision in this Section 10, the Indemnifying Party shall not be liable for any indemnified claim in excess of One Million Dollars ($1,000,000).

         11. Representations and Warranties

               (a) Warranty. Licensor represents and warrants the following:

                    (i) All Development Support and Maintenance Support under this Agreement shall be performed in good and workmanlike manner in accordance with industry standards.

                    (ii) Licensor has and shall have all right, title and interest necessary to license the intellectual property and other proprietary rights where required under this Agreement, and Licensor has and shall have all powers necessary to transfer such rights and to execute all instruments required under this Agreement with respect to such rights.
Software License Agreement

Software License Agreement
July 21, 2005                                                            Page 7

12. Non-Solicitation. During the term of this Agreement and for one (1) year after the termination of this Agreement for any reason, Licensee shall not, directly or indirectly, (a) solicit for employment or in any other manner employ or obtain the services of any person or entity that is or was, within the preceding 12 month period, an employee, officer, manager or member of Licensor or any of its subsidiaries or affiliates (each a "Restricted Party" and collectively the "Restricted Parties"), or (b) solicit, persuade, entice, induce or encourage any Restricted Party to terminate employment or terminate any other agreement with Licensor or any of its subsidiaries or affiliates, other than pursuant to the terms of a written agreement between Licensor and Licensee.

         Licensee acknowledges that it would be impractical and extremely difficult to determine the exact amount of Licensor' damages in the event of Licensee's breach of this Section 10. Accordingly, Licensor and Licensee agree that, in addition to Licensor's other legal and equitable remedies, Licensor shall have the right to require Licensee to pay Licensor as liquidated damages (and not as a penalty) for any violation of this Section 10 equal to the greater of (i) three (3) times the total compensation (including without limitation all benefits) paid by Licensor to such Restricted Party during the twelve month period before any such violation, or (y) six (6) times the total compensation (including without limitation all benefits) paid or anticipated to be paid, pursuant to existing contracts or other arrangements, during any six month period including the date of such violation.

         13. Intellectual Property Notification. The Licensee agrees to provide notification on the home page of its haggle product, in small print font, of all Licensor's patents, patents pending, copyrights, and trademarks related to the Software.

         14. Miscellaneous.

               (a) Arbitration. If any dispute arises regarding this Agreement, the party seeking to enforce its rights hereunder shall submit the dispute to arbitration to a three member panel in the city or county where the other party has its principal executive office. Any such claims shall be made pursuant to the rules of the American Arbitration Association and shall be subject to the laws of the state where the proceeding is commenced. The arbitration panel shall not in any even award punitive or exemplary damages, but may award equitable relief, arbitration costs and the decision of the arbitration panel shall be final and conclusively binding on the parties, and judgment upon such award may be entered in any court of competent jurisdiction.

               (b) Notices. Any required or desired offer, notice, election or other communication to any other party specified in this Agreement shall be made in writing and shall be considered delivered when hand delivered, when received via facsimile or two (2) days after being deposited in the United States mail, registered or certified, postage prepaid, addressed to the last known principal office of the party.

               (c) Cumulative Remedies. No right or remedy in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to herein or otherwise available to at law or in equity; and the exercise by of any one or more of such remedies shall not preclude the simultaneous or later exercise by of any or all such other remedies.

               (d) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and

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July 21, 2005                                                            Page 8
supersedes all prior and contemporaneous oral, written and other agreements between the parties with respect to the subject matter hereof.

               (e) Amendment. This Agreement may only be amended by a writing signed by all of the parties hereto.

               (f) Assignment. Neither this Agreement nor any rights or obligations under this Agreement may be assigned, in whole or in part, whether directly or indirectly, including, without limitation, by transfer of capital stock, by transfer of ownership interests, or by merger or consolidation, without the prior written consent of all other parties, which consent may not be unreasonably withheld. Notwithstanding the foregoing, Licensee shall have the right to assign this Agreement to the Parent.

               (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered an original and all of which together shall constitute one agreement.

               (h) Attorneys' Fees. In any action related to this Agreement, if any party is successful in obtaining some or all of the relief it is seeking or in defending against the action, the other party or parties shall pay, on demand, all costs of the successful party, including the successful party's reasonable attorneys' fees.

               (i) Headings. The descriptive headings of this Agreement are inserted only for convenience and shall not be considered when interpreting this Agreement.

               (j) Third-Party Beneficiaries. This Agreement is intended to benefit only the parties to this Agreement, their successors and permitted assigns. No other person, entity, enterprise or association is an intended or incidental beneficiary of this Agreement.

               (k) Severability. If any provision of this Agreement, which by its terms purports to create a binding contractual obligation, shall be invalid or unenforceable, the remainder of this Agreement, which can be given effect without such invalid or unenforceable provision, shall remain in full force and effect in all other circumstances.

               (l) Waiver. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such party.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 2nd day of September, 1999.


                                           GLOBAL TRAVEL NETWORK, LLC,
                                           a Delaware limited liability company


                                           By: Michael Y. Brent, President

Software License Agreement
July 21, 2005                                                            Page 9

                                           TAURUS teleSYS INC.
                                           a Virginia corporation


                                           By: Arvind Patel, President

                                           ETRAVNET.COM, INC.


                                           By: Michael Y. Brent, President










Software License Agreement
July 21, 2005                                                            Page 10

                                    EXHIBIT A
                           DESCRIPTION OF THE SOFTWARE

         The Software consists of an Internet web-based service for brokering commercial transactions between buyers and merchants. These are accomplished as easily as implementing a telephone, fax, and web interface. The potential buyer makes a reservation starting from a web page. The Software calls the service provider, makes the desired reservation and responds with a confirmation. All of this happens online and without any Internet infrastructure needed by the service provider. The web interface includes the ability to negotiate the price and to conduct telephone buyer assistance. Additional functionality is provided to the buyer by allowing phone cancellation and review.

         The service provider connection is via telephone, but it can include fax, fax and phone together, or a web interface. A telephone interface or a web interface supports providing the service provider's information, such as availability and rates. Authentication, identification and security are built into the architecture of the Software. Provision for secure use by an agent/broker is also inherent in the design.

         Additionally, the patent which is pending, when issued, shall be considered part of this Agreement.








Software License Agreement
July 21, 2005                                                            Page 11

                                                                    EXHIBIT 10.4
                           SOFTWARE LICENSE AGREEMENT

         THIS SOFTWARE LICENSE AGREEMENT ("Agreement") is entered into as of the 2nd day of September, 1999 by Taurus TeleSYS Inc., a Virginia corporation ("Licensor"), Global Travel Network LLC, a Delaware limited liability company ("Licensee") and Etravnet.com, Inc., a Delaware corporation ("Parent").

                                    RECITALS

         A. Licensor has developed and is the sole owner of a proprietary computer software product called "T-Gate," a description of which is set forth on Exhibit A ("Software") that links computers through the Internet, telephones and facsimile machines.

         B. Licensee is in the travel industry and is desirous of using the Software in its business.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. License of Software. Subject to the terms and conditions set forth in this Agreement, Licensor grants to Licensee, and Licensee accepts, a worldwide, nontransferable, exclusive license (the "License") to use the Software and any derivations thereof, including any enhancements, upgrades and new versions, solely within the Field of Use. Licensee is not granted any rights with respect to the Software (or any derivations thereof) outside of the Field of Use. "Field of Use" is defined solely as those services normally performed by travel agencies as of the date of this Agreement, including obtaining reservations for the following: (a) hotel, motel and other temporary accommodation facilities for a period not to exceed thirty (30) days; (b) rental of automobiles for a period not to exceed thirty (30) days; (c) travel on aircraft, trains and boats; and (d) vacation packages, sightseeing and other travel destinations. Licensor reserves all rights not expressly granted in this
Section 1.

         2. Term and Termination.

            (a) Initial Term and Renewal Term. Initial and renewal terms are subject to early termination of this Agreement pursuant to Section 2. The initial term of this Agreement shall be for a period of four years after the date of notification by Licensor to Licensee that software is in a form available for use by Licensee. It is agreed and understood that although the initial term will begin when software is available for use, Licensee will make an initial deposit of Twenty Five Thousand Dollars ($25,000) with signing of Agreement. Additional payments due as part of minimum royalty would be paid based on the beginning date of the initial term as based on the software being available for use by Licensee. During the four-year initial term, Licensee will be required to make minimum royalty payments and in the event percentage of royalty on sales exceeds the minimum payment, then Licensee would be required to make these payments as well. The quota on royalty will not be considered until the parties enter the renewal term which are years five and six of this Agreement. During the renewal term, it is understood that annual royalty income paid to Licensor from transactions processed through T-Gate Software must exceed Fifty Thousand Dollars ($50,000) minimum royalty payment for at least one or the two year renewals. The renewal term, which consists of continuous two-year automatic renewals requires one of the two years that the Licensee exceeds the annual minimum royalty due. For example, if in year five royalty is Fifty Five Thousand Dollars ($55,000) earned, and in year six Forty Five Thousand Dollars ($45,000) is earned, Licensee will have met his minimum quota and would have the right to renew for an additional two-year term. Licensee is required to notify Licensor sixty (60) days prior to the end of each term if he plans to renew. In the event

Software License Agreement
July 21, 2005                                                            Page 1

Licensee does not maintain minimum royalty as described herein, additional renewals will be at Licensor's discretion.

            (b) Early Termination. Licensor or Licensee shall have the right to terminate this Agreement for a material breach of this Agreement after (i) providing the breaching party with thirty (30) days' prior written notice describing the nature of the material breach and (ii) the breaching party fails to cure the described breach before the expiration of the thirty (30) day period.

            (c) Failure to Pay License Fees, Royalty or Support Fees. Notwithstanding any provision in this Agreement to the contrary, if Licensee fails to pay timely any Initial Term License Fee (defined below), Renewal Term License Fee (defined below), Royalty (defined below) or Support Fee (defined below) due pursuant to this Agreement, Licensor shall have the right to terminate this Agreement on five (5) days prior written notice to Licensee, with respect to the payment of any Initial Term License Fee, Renewal Term License Fee, Royalty or Support Fee, provided Licensee fails to cure the breach within a fifteen (15) day period.

         3. License Fees and Royalty.

            (a) Initial Term. Licensee shall pay to Licensor a non-refundable license fee ("First Year License Fee") of Fifty Thousand Dollars ($50,000) as follows: (i) $25,000 in immediately available funds on or before the date of this Agreement; (ii) $12,500 in immediately available funds on or before the date six (6) months after the date Licensee is notified by Licensor that the software is available for Licensee's use ("Availability Date"); and (iii) $12,500 in immediately available funds on or before the date nine (9) months after the Availability Date. Licensee shall pay Licensor a non-refundable license fee ("Second Year License Fee") of Seventy Five Thousand Dollars ($75,000) in immediately available funds, in four installments, on or before the tenth (10th) day of each calendar quarter after the end of the first anniversary of the Availability Date. Licensee shall pay Licensor a non-refundable License Fee ("Third Year License Fee") of Fifty Thousand Dollars ($50,000), Licensee shall pay Licensor a non-refundable License Fee ("Fourth Year License Fee") of Fifty Thousand Dollars ($50,000). First Year, Second Year, Third Year and Fourth Year, Licensee shall be referred to collectively as initial term License Fee. The Initial Term License Fee shall be treated as a non-refundable prepaid credit against any Royalty (defined below) due as set forth in Section 3(c).

            (b) Renewal Terms. If Licensee elects to renew this Agreement in accordance with Section 2(a), Licensee shall pay Licensor an annual, non-refundable license fee ("Renewal Term License Fee") of Fifty Thousand Dollars ($50,000), payable in quarterly installments, in immediately available funds on or before the tenth (10th) day of each calendar quarter during any Renewal Term. The Renewal Term License Fee shall be treated as a non-refundable prepaid credit against any Royalty due as set forth in Section 3(c).

            (c) Royalty.

               (1) Calculation and Payment. During the Initial Term and any Renewal Terms, Licensee shall pay to Licensor a royalty ("Royalty") of Three and 75/100 percent (3.75%) of Licensee's Net Sales (defined below). The Royalty shall be paid monthly on or before the tenth (10th) day of each month for the previous month's Net Sales. The Initial Term License Fee or the Renewal Term License Fee, as the case may be, shall be applied against the applicable Royalty

Software License Agreement
July 21, 2005                                                            Page 2
such that no Royalty shall be due until the Royalty amount exceeds the Initial Term License Fee or any Renewal Term License Fee, as the case may be.

               (2) Audit. At its sole expense (except as provided in the last sentence hereof), Licensor, or its designee, to verify calculation of the Royalty, may inspect and/or audit all business records of Licensee no more frequently than monthly during Licensee's regular business hours upon seven (7) days prior written notice. If an audit, as certified by an independent auditor reasonably acceptable to Licensee in the exercise of its reasonable discretion, discloses an understatement by Licensee of any monthly Royalty of one percent (1%) or more, Licensee shall immediately pay all deficiencies, plus ten percent (10%) annualized interest. If an audit by Licensor discloses an understatement of any monthly Royalty of five percent (5%) or more, Licensee shall immediately pay, in addition to the amount of the understatement and ten percent (10%) annualized interest, Licensor's reasonable fees and costs of such audit.

               (3) Net Sales Defined. For purposes of this Agreement, "Net Sales" shall mean Licensee's gross revenues received by Licensee or paid to Licensee or its designee(s) or affiliate(s), as a result of any transaction processed using the Software or any derivation thereof, including any upgrade or enhancement of the Software or derivation thereof, less only: (a) credit card processing fees paid by Licensee to third parties as standard in Licensee's industry, (b) less any fees paid to third party providers of travel services or products made available to the customer, (c) sales, value added or comparable taxes collected and paid by Licensee, and (d) deductions for returns, cancellations, adjustments or refunds. Net Sales shall be calculated using generally accepted accounting principles, consistently applied.

         4. Support.

            (a) Generally. Licensor shall provide Licensee with technical development and integration support to enable Licensee to implement the Licensed Software ("Development Support"). In no event shall Licensor be obligated to provide support, technical assistance, warranty service or maintenance of any type to any party other than Licensee. Licensor shall provide Licensee with ongoing maintenance and technical support ("Maintenance Support").

            (b) Support Fee.

               (1) Budget. Licensee will provide Licensor with funding for all licensor's direct and indirect costs ("Support Fees") of Development Support and Maintenance Support in accordance with a budget ("Budget") developed by Licensor and submitted to Licensee semi-annually. Each Budget shall include, without limitation, cost estimates for hardware, software, subcontractor, administrative and overhead expenses related to the Software and Development Support and Maintenance Support to Licensee. Each Budget shall include salaries and benefits to be paid to Licensor's employees and fees to be paid to consultants and other independent contractors. Each Budget shall be submitted in writing by Licensor to Licensee for written approval. No expenses shall be incurred by Licensor without prior written approval by Licensee. Licensee shall approve (or provide written exceptions to) each Budget in writing within ten (10) days of receipt. Licensee agrees to approve a Budget that in its judgment is reasonably necessary to maintain the core competency necessary for Licensor to run, manage, and maintain all systems and personnel related to the Software during the Initial

Software License Agreement
July 21, 2005                                                            Page 3

Term and any Renewal Terms of this Agreement. The first Budget submitted by Licensor to Licensee is attached hereto as Exhibit B.

               (2) Payment of Support Fees. Licensee shall reimburse to Licensor that part of the support fees actually incurred by Licensor as reflected on written invoices submitted to Licensee on a bi-weekly basis. Payment shall be made within fourteen (14) days of Licensee's receipt of the invoices. Licensee requests in writing for additional work not covered in the Budget shall be paid upon submission of invoices and documentation of Licensor' costs.

         5. Private Labeling. Subject to Section 13, Licensee may use the Software in accordance with this Agreement using Licensee's own trademarks and other identifying marks ; provided, however, such use shall in no way (a) effect a reduction in any Royalty paid by Licensee to Licensor under the terms of this Agreement or (b) require any increase in the level of Maintenance Support or Development Support provided by Licensor without appropriate Support Cost compensation defined in writing under the terms of this Agreement.

         6. Finder's Fee. If Licensor introduces Licensee to any person or entity that purchases a master franchise from Licensee within twelve (12) months from the date of introduction anywhere outside the United States, Licensee agrees to pay Licensor a one-time finder's fee equal to the greater of Twenty-Five Thousand Dollars ($25,000) or 20% of the cash payment (or the equivalent in cash if Licensee accepts other or in-kind remuneration) accepted/paid upon the commencement of the agreement with the franchisee. Any further relationship or compensation may be determined between Licensor and the master franchisee.

         7. Warrant to Purchase Shares of Licensee Common Stock. Parent hereby grants Licensor, its shareholders, or Licensor's designees, a warrant (the "Warrant"), in the form attached hereto as Exhibit C to purchase two percent
(2%) or 100,000 shares, whichever is greater, of the issued and outstanding shares of Parent's common stock on the date of grant, subject to anti-dilution provisions. The Warrants shall have a term of five (5) years and the Exercise Price of the Warrant shall be $5.00 per share of common stock. If the price-per-share of common stocks offered to investors is less than the Licensor's Warrant price of $5.00 per share, the Licensor's Exercise Price shall be adjusted based on a ratio of five to eight (5:8).

         8. Relocation of Hardware and Software. In addition to all rights defined in this Agreement, Licensee has the right to relocate any or all servers, computers or other technical equipment ("Equipment") to any site designated by Licensee after providing thirty (30) days' written notice to Licensor. In such event, Licensee shall grant full remote access to Licensor to the Software using Telnet or any other technology reasonably requested by Licensor. The relocation of any Equipment by Licensee shall in no way require Licensor or any of its shareholders, directors, employees or agents, including, without limitation, Arvind Patel, to re-locate to the location to which the Equipment is relocated or require the disclosure of the source code for the Software. Licensee has the right to provide websites other than its own, within the Field of Use, with the software from which Licensor will earn the License Fees and Royalty as set forth in Section 3.

         9. Confidential Information.

            (a) Generally. Each party (the "Receiving Party") understands that, during the course of this Agreement, the Receiving Party may be exposed to Confidential Information (defined below) of the other party. The Receiving Party agrees that any Confidential Information received from the Disclosing Party (i)

Software License Agreement
July 21, 2005                                                            Page 4
shall not be used except as necessary to perform the intended services or obligations set forth under this Agreement, (ii) shall be disclosed only to those of its employees, officers, and agents as are reasonably necessary for the purposes hereunder and who are bound in writing to the Receiving Party consistent with the Receiving Party's obligations under this Section 9 of this Agreement, (iii) shall not be disclosed to third parties without the written consent of the Disclosing Party, and (iv) shall be kept in safe care as the Receiving Party would keep its own, similar confidential information (which care shall not in any case be less than reasonable). Notwithstanding such disclosure pursuant to (ii) or (iii) above, the Non-Disclosing Party shall not have any right to use the Confidential Information for other than the purposes set forth in (i) above.

            (b) Confidential Information Defined. Confidential Information is defined as a party's (the "Disclosing Party") business, ideas, or personnel, or its past, present, or future research, development or business activities, including without limitation any unannounced products or services, inventions, processes, plans, financial information, customer data, supplier data, service-provider data, revenue, transaction volume, forecasts, projections, the financial terms of this Agreement, and any other information which gives or may give it a competitive advantage and which is not generally known by parties other than the Disclosing Party (collectively, "Confidential Information"). Confidential Information shall also include all materials, research data, formulas, methods, designs, specifications, technical information, protocols, process information, know-how, uses, enhancements, modifications, variations, extensions, discoveries, clinical data, analysis, compilations, reports, studies, test results, ideas, concepts and other information (whether or not able to be patented) now or hereafter developed or created by Disclosing Party. Confidential Information is not defined to include information (i) that was already known to the Receiving Party prior to the date that discussions between the parties related to the potential licensing of the Software or the provision of services by Licensor to Licensee began, as established by contemporary documentary evidence, (ii) that is or becomes generally known other than by reason of breach of this Agreement or other misappropriation or other wrongful act, or (iii) that is required by law to be disclosed to the extent so disclosed.

            (c) Return of Confidential Information on Termination. On the termination of this Agreement for any reason or at any time upon the written request of the Disclosing Party, the Receiving Party shall return to the Disclosing Party all Confidential Information disclosed by the Disclosing Party. Nothing contained herein shall be deemed to be a license to the Receiving Party of any patent rights, trade secret rights, or know-how rights related to the Confidential Information of the Disclosing Party.

            (d) Protection. The Receiving Party agrees to comply, at Disclosing Party's expense, with such reasonable requests as the Disclosing Party shall from time to time make related to any patent, trademark, service mark or copyright filings or other actions, documents or matters related to Disclosing Party's ownership or title to the Confidential Information or the protection thereof.

            (e) Injunctive Relief. The Receiving Party acknowledges that the Confidential Information shared pursuant to this Agreement is highly proprietary and valuable and that the unauthorized use or disclosure of the Confidential Information shall cause Disclosing Party irreparable injury for which there is no adequate remedy at law. The Receiving Party agrees that the Disclosing Party

Software License Agreement
July 21, 2005                                                            Page 5
may seek and obtain preliminary injunctive relief in the event of any unauthorized use or disclosure, and that the Disclosing Party may recover its costs and reasonable attorneys' fees in the event the Receiving Party breaches this Section 9 or misappropriates the Disclosing Party's Confidential Information.

            (f) The provisions of this Section 9 shall survive termination of this Agreement.

         10. Indemnification.

               (a) Intellectual Property. Subject to the limitation set forth in
Section 10(4), Licensor agrees to indemnify, defend and hold harmless Licensee, its affiliates, and its/their officers, and employees from and against any and all third party claims as incurred by Licensee to the extent that the Software delivered by Licensor or the use of any services provided with respect to Development Support or Maintenance Support (the "Licensor Materials") is alleged to infringe any patent, copyrights or intellectual property right registered or otherwise protected under the Laws of the United States or any other nation. Licensor will not indemnify Licensee to the extent the infringement is caused by the misuse or modification of the Software by Licensee, and in such case subject to the limitation set forth in Section 10(4) , Licensee shall indemnify and hold harmless Licensor, its affiliates, and its/their officers and employees from and against any and all third party claims as incurred by Licensor as a result of such misuse or modification.

               (b) General. Except for claims of infringement of a patent, copyright or intellectual property right, each party (the "Indemnifying Party") subject to the limitation set forth in Section 10(4) shall at all times during the term of this Agreement and thereafter, indemnify, defend, and hold the other party ("the Indemnified Party"), its affiliates, and its/their officers and employees harmless against any and all Claims, actions, demands, liabilities, losses, damages, costs, payments, and expenses (including reasonable attorneys' fees and expenses) (collectively, "Claims"), arising out of the death of or injury to any person or persons or out of any damage to real or personal property and against any other Claim of any kind whatsoever resulting from any occurrence caused by and attributable to the Indemnifying Party, its subcontractors', or its agents' acts or omissions during the performance of this Agreement. If both parties are or may be obligated to each other as a result of different actions taken by each party or actions taken jointly by both parties, then each party agrees to contribute to the amount of such Claims as is appropriate to reflect the relative fault of such party in connection with the event that resulted in such Claims. The relative fault of each party shall be determined by reference to, among other things, each party's relative intent, knowledge, access to information, and opportunity to correct or prevent the circumstances resulting in such Claims.

               (c) Procedures Relating to Indemnification.

                    (i) Scope. The procedures set forth in this Section 10 (3) shall apply with respect to any actual or potential Claim, any written demand, the commencement of any action, or the occurrence of any other event which involves any matter or related series of matters against which Licensor or Licensee (an "Indemnified Party") is indemnified by a Party hereto (the "Indemnifying Party") under Section 10(3) or Section 10(3) hereof.

                    (ii) Notice. Upon receiving notice in writing of the commencement of any Claim from a third party, the Indemnified party shall give written notice of such Claim, in reasonable detail, to the Indemnifying Party no

Software License Agreement
July 21, 2005                                                            Page 6
later than thirty (30) days after receiving such notice, stating the amount involved, if known, together with copies of any written documents initiating or asserting such a Claim. The failure to so notify, or any delay in so notifying, shall not relieve the Indemnifying Party hereunder unless and only to the extent that the Indemnifying Party did not otherwise learn of such Claim and such failure or delay results in the forfeiture by the Indemnifying Party of substantial rights and defenses, and will not in any event relieve the Indemnifying Party from any obligations to the Indemnified Party under this agreement other than the indemnification obligation provided in Section 10(1) or
Section 10(2) hereof, as the case may be.

                    (iii) Assumption of Defense. The Indemnifying Party shall be entitled to assume the defense of any Claim for which indemnification is sought hereunder with counsel of its choice and at its expense (in which case the Indemnifying Party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Party except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the Indemnified Party. Notwithstanding an election by the Indemnifying Party to assume the defense of such Claim, the Indemnified Party shall have the right to employ separate counsel and to participate in the defense of such Claim; and the Indemnifying Party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Indemnifying Party to represent the Indemnified Party would present such counsel with a conflict of interest; (ii) the Indemnifying Party shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party in writing within a reasonable time after notice of the institution of such Claim; or (iii) the Indemnifying Party shall authorize the Indemnified Party to employ separate counsel at the Indemnifying Party's expense.

                    (iv) Cooperation. The Parties agree to cooperate, share information (subject to the need to preserve any applicable privilege), and consult in good faith to the fullest extent possible, at the Indemnifying Party's expense, in connection with any Claim in respect to which indemnification is sought under this Agreement.

(d) Notwithstanding any contrary provision in this Section 10, the Indemnifying Party shall not be liable for any indemnified claim in excess of One Million Dollars ($1,000,000).

         11. Representations and Warranties

               (a) Warranty. Licensor represents and warrants the following:

                    (i) All Development Support and Maintenance Support under this Agreement shall be performed in good and workmanlike manner in accordance with industry standards.

                    (ii) Licensor has and shall have all right, title and interest necessary to license the intellectual property and other proprietary rights where required under this Agreement, and Licensor has and shall have all powers necessary to transfer such rights and to execute all instruments required under this Agreement with respect to such rights.
Software License Agreement

Software License Agreement
July 21, 2005                                                            Page 7

12. Non-Solicitation. During the term of this Agreement and for one (1) year after the termination of this Agreement for any reason, Licensee shall not, directly or indirectly, (a) solicit for employment or in any other manner employ or obtain the services of any person or entity that is or was, within the preceding 12 month period, an employee, officer, manager or member of Licensor or any of its subsidiaries or affiliates (each a "Restricted Party" and collectively the "Restricted Parties"), or (b) solicit, persuade, entice, induce or encourage any Restricted Party to terminate employment or terminate any other agreement with Licensor or any of its subsidiaries or affiliates, other than pursuant to the terms of a written agreement between Licensor and Licensee.

         Licensee acknowledges that it would be impractical and extremely difficult to determine the exact amount of Licensor' damages in the event of Licensee's breach of this Section 10. Accordingly, Licensor and Licensee agree that, in addition to Licensor's other legal and equitable remedies, Licensor shall have the right to require Licensee to pay Licensor as liquidated damages (and not as a penalty) for any violation of this Section 10 equal to the greater of (i) three (3) times the total compensation (including without limitation all benefits) paid by Licensor to such Restricted Party during the twelve month period before any such violation, or (y) six (6) times the total compensation (including without limitation all benefits) paid or anticipated to be paid, pursuant to existing contracts or other arrangements, during any six month period including the date of such violation.

         13. Intellectual Property Notification. The Licensee agrees to provide notification on the home page of its haggle product, in small print font, of all Licensor's patents, patents pending, copyrights, and trademarks related to the Software.

         14. Miscellaneous.

               (a) Arbitration. If any dispute arises regarding this Agreement, the party seeking to enforce its rights hereunder shall submit the dispute to arbitration to a three member panel in the city or county where the other party has its principal executive office. Any such claims shall be made pursuant to the rules of the American Arbitration Association and shall be subject to the laws of the state where the proceeding is commenced. The arbitration panel shall not in any even award punitive or exemplary damages, but may award equitable relief, arbitration costs and the decision of the arbitration panel shall be final and conclusively binding on the parties, and judgment upon such award may be entered in any court of competent jurisdiction.

               (b) Notices. Any required or desired offer, notice, election or other communication to any other party specified in this Agreement shall be made in writing and shall be considered delivered when hand delivered, when received via facsimile or two (2) days after being deposited in the United States mail, registered or certified, postage prepaid, addressed to the last known principal office of the party.

               (c) Cumulative Remedies. No right or remedy in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to herein or otherwise available to at law or in equity; and the exercise by of any one or more of such remedies shall not preclude the simultaneous or later exercise by of any or all such other remedies.

               (d) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and

Software License Agreement
July 21, 2005                                                            Page 8
supersedes all prior and contemporaneous oral, written and other agreements between the parties with respect to the subject matter hereof.

               (e) Amendment. This Agreement may only be amended by a writing signed by all of the parties hereto.

               (f) Assignment. Neither this Agreement nor any rights or obligations under this Agreement may be assigned, in whole or in part, whether directly or indirectly, including, without limitation, by transfer of capital stock, by transfer of ownership interests, or by merger or consolidation, without the prior written consent of all other parties, which consent may not be unreasonably withheld. Notwithstanding the foregoing, Licensee shall have the right to assign this Agreement to the Parent.

               (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered an original and all of which together shall constitute one agreement.

               (h) Attorneys' Fees. In any action related to this Agreement, if any party is successful in obtaining some or all of the relief it is seeking or in defending against the action, the other party or parties shall pay, on demand, all costs of the successful party, including the successful party's reasonable attorneys' fees.

               (i) Headings. The descriptive headings of this Agreement are inserted only for convenience and shall not be considered when interpreting this Agreement.

               (j) Third-Party Beneficiaries. This Agreement is intended to benefit only the parties to this Agreement, their successors and permitted assigns. No other person, entity, enterprise or association is an intended or incidental beneficiary of this Agreement.

               (k) Severability. If any provision of this Agreement, which by its terms purports to create a binding contractual obligation, shall be invalid or unenforceable, the remainder of this Agreement, which can be given effect without such invalid or unenforceable provision, shall remain in full force and effect in all other circumstances.

               (l) Waiver. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such party.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 2nd day of September, 1999.


                                           GLOBAL TRAVEL NETWORK, LLC,
                                           a Delaware limited liability company


                                           By: Michael Y. Brent, President

Software License Agreement
July 21, 2005                                                            Page 9

                                           TAURUS teleSYS INC.
                                           a Virginia corporation


                                           By: Arvind Patel, President

                                           ETRAVNET.COM, INC.


                                           By: Michael Y. Brent, President










Software License Agreement
July 21, 2005                                                            Page 10

                                    EXHIBIT A
                           DESCRIPTION OF THE SOFTWARE

         The Software consists of an Internet web-based service for brokering commercial transactions between buyers and merchants. These are accomplished as easily as implementing a telephone, fax, and web interface. The potential buyer makes a reservation starting from a web page. The Software calls the service provider, makes the desired reservation and responds with a confirmation. All of this happens online and without any Internet infrastructure needed by the service provider. The web interface includes the ability to negotiate the price and to conduct telephone buyer assistance. Additional functionality is provided to the buyer by allowing phone cancellation and review.

         The service provider connection is via telephone, but it can include fax, fax and phone together, or a web interface. A telephone interface or a web interface supports providing the service provider's information, such as availability and rates. Authentication, identification and security are built into the architecture of the Software. Provision for secure use by an agent/broker is also inherent in the design.

         Additionally, the patent which is pending, when issued, shall be considered part of this Agreement.








Software License Agreement
July 21, 2005                                                            Page 11

                                                                    EXHIBIT 10.5
                                    AGREEMENT

         This Agreement ("Agreement") entered into and effective this __12__day of July, 2002 (the "Effective Date") is made by and between REZConnect Technologies., a New Jersey corporation ("REZConnect") and 411 Web Directory, Inc., a California corporation ("411web"), each being referred to as "Party" and collectively as the "Parties".

         WHEREAS, The territory covered by this Agreement is the United States (the "Territory").The Parties' rights and obligations set forth herein relate only to the Territory;

         NOW THEREFORE, in consideration of their mutual promises made herein, and for other good and valuable consideration, of which each Party hereby acknowledges receipt, the Parties, Intending to be legally bound, hereby agree as follows:

      1. 411web shall provide the following under this Agreement:

         a. 411web hereby grants to REZConnect and its affiliates a limited, NONEXCLUSIVE License to the Services and Products as described in Schedule A. 411web shall Private-label the Services and Products for REZConnect.

         b. 411web agrees to provide all web hosting necessary to provide the services required Under this Agreement.

         c. 411web shall provide REZConnect with real time web-based access to the Accounting Enterprise System ("AES"), which will allow REZConnect to see up to the minute transactions and revenues generated from the sale of premium yellow page Listings, premium web directory listings, website builder web sites, banner
            Advertisements, domain name registrations and search engine submissions on REZConnect sites.

         d. 411web grants to REZConnect a limited, nonexclusive, royalty-free license to use the Name, logo, and other trademarks or service marks of 411web and/or MyCity (collectively the "411web Trademarks") in connection with the sale and/or other Promotion of the Services hereunder.

      2. REZConnect shall provide the following under this Agreement:

         a. REZConnect shall provide all the necessary first tier end-user customer support Related, to the use of the REZConnect Programs for clients referred to or enrolled in The REZConnect Programs.

         b. REZConnect shall pay MyCity the fees outline in Schedule B of this Agreement.

         c. REZConnect shall provide all order processing and accounting for sales of its Franchises and/or REZConnect Programs.


                                       (1)

      3. Warranties and Guarantees

         a. Except for any limited warranties expressly set forth in this Agreement, 411web makes no warranties hereunder, and expressly disclaims all other warranties, express or implied, including without limitation, warranties of merchantability and fitness for a particular purpose, non-infringement, and implied warranties arising from course of dealing or course of performance.

      4. Term and Termination

         a. The term of this Agreement is for five (5) years automatically renewable for additional two-year terms, unless 411web or REZConnect provides the other party with written notice, within ninety (90) days of the annual anniversary of this Agreement.

         b. This Agreement may be terminated by the mutual written agreement of the Parties.

         c. Either party shall have the right to terminate this Agreement if the other party is in Material breach of this Agreement and fails after thirty (30) days written notice to cure any such breach.

         d. Either Party shall have the right to terminate this Agreement in writing with at least 30 Days written notice to the other Party upon the occurrence of: (i) an assignment by the other Party for the benefit creditors; (ii) the filing by the other Party of a petition to have it adjudged insolvent, bankrupt or seeking a reorganization or liquidation under any law relating to bankruptcy, insolvency or receivership; (iii) an appointment of a receiver or trustee for all or substantially all of the assets of the other Party unless appointed without the other Party's consent, in which case if after 120 days such appointment has not been vacated or stayed; or (iv) the adoption of a plan of liquidation or dissolution by the Board of Directors of the other Party;

         e. If termination of this Agreement occurs pursuant to the terms set forth in section 4(a) Of this Agreement, all licenses granted hereunder shall immediately terminate and each Party shall return or destroy all Confidential Information of the other Party in its possession. Neither Party shall be liable to the other for damages of any sort resulting solely from terminating this Agreement in accordance with the terms of this paragraph. All unpaid and outstanding revenue share payments due the Parties and all licensing, maintenance or customization fees due the Parties as of the date of the termination or expiration shall be paid as provided herein. All provisions of this Agreement relating to proprietary rights, confidentiality, and indemnification as provided herein or otherwise, shall survive the termination or expiration of this Agreement.

      5. Assignment. Either party may assign this Agreement to an affiliate so long as such Affiliate assumes the obligations hereunder, or, in connection with a merger or consolidation involving either party or a sale of all or substantially all of either party's assets to the surviving company or purchaser as the case may be, so long as such assignee assumes the obligations of the appropriate party hereunder.


                                       (2)

      6. Confidentiality and Proprietary Interests

         a. Each Party agrees that during the course of the negotiations for, and performance under, this Agreement, information that is confidential or proprietary may be disclosed to the other Party, including, but not limited to, software, technical processes and formulas, source codes, product designs, ideas, sales, cost, and other unpublished financial information, product and business plans, advertising revenues, usage rates, advertising relationships, projections, and marketing data ("Confidential Information"). Except as provided in this Agreement, the Parties shall not make any disclosure of the Confidential Information to anyone other than its employees who have a need to know in connection with this Agreement. Neither Party shall make any other use of such information and upon the termination or expiration of this Agreement each Party will return or destroy all such Confidential Information and material (and all copies thereof) in its possession or control. This covenant will extend beyond the termination or expiration of this Agreement and shall remain effective for two years from the termination or expiration date.

         b. 411web agrees that during the term of this Agreement and any time thereafter, REZConnect's customer lists shall remain the sole property of REZConnect and cannot be utilized for any 411web's internal promotions, list enhancements or other promotions by other companies without the written permission of REZConnect.

      7. Intellectual Property. Each Party shall retain all right, title and interest in and to all of its Works, materials, information or inventions (whether or not used in connection with the activities contemplated by this Agreement) and all copyrights, patents, trade secrets and other intellectual property rights (the "Intellectual Property) with respect thereto. Except as otherwise expressly provided for herein, no license or other rights shall be granted with respect to any Intellectual Property.

      8. Indemnification

         a. Each Party agrees to indemnify, defend, and hold harmless the other Party, its directors, officers, employees and agents, and defend any action brought against same by a third party with respect to any claim, demand, cause of action, debt, liability, or settlement, including court costs, reasonable expenses, and reasonable attorneys' fees, to the extent that such action is based upon or arises out of a claim that(I) if true, would constitute a breach of any of that Party's obligations under this Agreement; or (ii) arises out of the negligence or willful misconduct of that Party; or (iii) conduct of the Party infringed or violated any rights of third parties, including without limitation, rights of publicity, rights of privacy, patents, copyrights, trademarks, trade secrets, and/or licenses.

         b. If either Party entitles to indemnification hereunder (an "Indemnified Party) makes an indemnification request to the other, the Indemnified Party shall permit the other Party (the "Indemnifying Party" to control the defense, disposition or settlement of the matter at its own expense; provided that the Indemnifying Party shall not, without the consent of the Indemnified Party enter into any settlement or agree to any disposition that imposes an obligation on the Indemnified Party that is not wholly discharged or dischargeable by the Indemnifying Party or imposes any conditions or obligations on the Indemnified Party other than the payment of monies that are readily measurable for purposes of determining the monetary indemnification or reimbursement obligations of Indemnifying Party.

                                      (3)

            The Indemnified Party shall notify Indemnifying Party within 30 days of any claim for which Indemnifying party is responsible and shall cooperate with Indemnifying Party in every commercially reasonable way to facilitate defense of any such claim; provided that the Indemnified Party's failure to notify Indemnifying Party shall not diminish Indemnifying Party's obligations under this Section 9, except to the extent that Indemnifying Party is materially prejudiced as a result of such failure. An Indemnified Party shall at all times have the option to participate in any matter or litigation through counsel of its own selection and at its own expense.

      9. Interpretation of Agreement. This Agreement, together with the Schedules attached, constitutes the entire agreement between the
            Parties and supersedes all previous communications between the Parties, and may not be released, discharged or modified except by an instrument in writing signed by the parties. This Agreement is made in, and shall be governed by the laws of the State of California, regardless of its conflicts of laws provisions. Nothing contained in this Agreement shall be deemed or construed as creating a joint venture or partnership between the Parties. Neither Party,by virtue of this Agreement, is authorized to act as an agent, employee, or legal representative of the other. Neither Party shall have the power to control the activities and operation so the other and their status is, and at all times will continue to be that of independent contractors.

      10. Waiver of Jury Trial and Dispute Resolution. Each of the Parties to this Agreement hereby agrees to waive its respective rights to a jury trial of any disputes, claims or causes of action based upon or arising out of this agreement. All disputes arising from or relating to this Agreement, including disputes with respect to the validity of this Agreement itself will be resolved pursuant to the procedures and rules of this section 11. With the exception of disputes involving breach of confidentiality, infringement of a Party's intellectual property, or other types of claims that cause irreparable harm for which injunctive relief through the courts is sought by either Party, any dispute, controversy, or claim arising under the terms of this Agreement shall be resolved as follows: following a written notice by a Party requesting escalation of a dispute for resolution, the senior management of both Parties shall meet to attempt to resolve such disputes. Following such attempts, if senior management cannot resolve the dispute within 30 days, then either Party may resort to mediation under the Commercial Mediation Rules of the American Arbitration Association (:AAA"). Each Party agrees to pay its own fees and costs in connection with the mediation and agrees to pay its proportionate share of fees owed to AAA in connection with the mediation. If the matter is not resolved by mediation within 30 days, either Party may only pursue a remedy through binding arbitration in the jurisdiction of Los Angeles, California in accordance with the Commercial Arbitration Rules of the AAA (the "Rules"). Unless both Parties agree otherwise, the arbitrator(s) will render the award within 90-days of appointment. Such award will be final when rendered. Judgment on any award rendered by the arbitrators under this Section 11 may be entered in any court having jurisdiction thereof. Any court having jurisdiction will enforce as a binding and final arbitral award any interim measures ordered by the arbitrator(s). In the event that any matter results in arbitration or legal proceeding, the prevailing Party in such arbitration or legal proceeding shall be entitled to recover from the other Party all reasonable fees, costs and expenses incurred by the prevailing Party in connection with the arbitration or legal proceeding, including without limitation, reasonable attorneys; fees and expenses.

                                       (4)

      11. Publicity. If either Party makes any news release or public announcement concerning this Agreement or the subject matter of this Agreement, then it must get the other Party's prior permission in writing. Notwithstanding the foregoing, either Party may, at any time, make announcements which are required by applicable law, regulatory bodies, or stock exchange or stock association rules, so long as the Party required to make the announcement, promptly upon learning of such requirement, n notifies the other Party of such requirement and discusses with the other Party, in good faith, the exact wording of any such announcement.

      12. Force Majure. Neither Party will be liable for any failure to perform any obligations (other than payment obligations) 1. hereunder, or from any delay in the performance thereof, due to causes beyond its control, including labor disputes, flood, riot, fire, acts of God, acts of public enemy, acts of government (including judicial), failure of telecommunications or similar technical failures, or other casualty.


      13. Severability. Should any provision of this Agreement be determined to be void, invalid, or otherwise unenforceable by any court of competent jurisdiction, such determination shall not affect the remaining provisions hereof, which shall remain in full force and effect.

14. Waiver. The waiver by either Party of any breach of any pr9ovision of the Agreement by the other Party s hall not be construed to be either a waiver of that Party's rights regarding any succeeding breach of any such provision or a waiver of the provision itself.

      15. Execution of this Agreement. This Agreement may be executed in several counterparts, each of which will be deemed any original but all of which will constitute one and the same. Faxed signatures shall have the same force and effect as original manual signatures. In the event of any discrepancies, difference, or conflicts between the counterparts, a counterpart signed by an office of 411 web shall prevail.

      16. Entire Agreement. This Agreement together with the schedules attached, represents the entire understanding of the parties with respect to its subject matter and supersedes all previous discussion and correspondence with respect thereto, and no representations, warranties or Agreement express or implied of any kind with respect to such subject matter have been made by either party to the other.








                                       (5)

      17. Notices. Any notice to be given to REZConnect and 411web shall be in writing and shall be deemed to have been given on the same day as mailed by certified mail, postage pre-paid, return receipt requested, addressed to the respective parties as follows, unless and until either party notifies the other in writing of a different address:


If to REZConnect:                              REZConnect Technologies, Inc
                                               560 Sylvan Ave.
                                               Englewood Cliffs, NJ  07632

If to 411web:                                  411 Web Directory, Inc.
                                               11500 W. Olympic Blvd., Suite 505
                                               Los Angeles, CA  90064

IN WITNESS WHEREOF, the parties have hereunto executed this Agreement the day and year first above written.

Witness                                 REZConnect Technologies, Inc.

___________________            By____/s/ Michael Y Brent________________________

                                        ____Michael Y Brent, Pres_______________
                                                 Name & Title (Print)




Witness                                 411web Directory, Inc.

____________________                    By____/s/  David  L. Buchanan___________

                                        ____David L Buchanan, VP________________
                                                 Name & Title (Print)










                                       (6)

                                   Schedule A

      411web grants to REZConnect and its affiliates a limited, NONEXCLUSIVE license to the following Services and Products:

      A private-label version of the MyCity portal ("RezCity Portal") using www.mycity.com as a baseline. This includes the following 411web eMarketplace Services:

            o Website Builder - a template-based online website solution. Small businesses buy, build and edit their website via the RezCity portal.
            o Banner Factory - a template-based online advertising solution. Small businesses buy, build, edit and schedule their banner advertisements via the RezCity portal.
            o Premium Yellow Pages Listing - a web-based engine that allows advertisers to move their business listing to the top portion of its industry category within the local RezCity Internet Yellow Pages.
            o Local Website Directory - a web-based engine that allows advertisers to move their directory listing to the top portion of its industry category within the local RezCity Local Web Directory.
            o Search Engine Submission Service - a service that registers businesses' websites with top search engines.
            o Domain Name Registration Service - allows businesses to register their domain name via the RezCity Portal.

      All franchise materials created to solicit franchisees and train them in the sales of the above-mentioned eMarketplace Services.

      The creation of RezCity Portal will be done in stages. Stage One will take care of the simplest and most immediate needs. Additional development will follow and will be billed on a per-project basis.

      STAGE ONE

      BRANDING: search and replace every instance of "MyCity" with "RezCity" - every logo, every text link. This includes the SPLASH PAGE, which first time visitors see. RezConnect will be providing the RezCity logo to 411web.

      HOME PAGE: make the "Visitors" tab the first page visitors see once they get past the splash page. Change the text "Visitor's Guide" to "Home". On the original Home page, change the text "Home: to"Local Info".

      NAVIGATION: on the left nav, "Home" should link to http://www.mycity.com/geo/usa/states/minnesota/metros/st.paul/cities/ st.paul/channels/visitors_guide/ and the text"Visitor's Guide" should change to "Local Info" and link to http://www.mycity.com/geo/usa/states/minnesota/metros/st.paul/cities
      /st.paul/home

                                       (7)

      YOUR TRAVEL (box on visitors guide): this will be replaced with creative and links from Rezconnect.

      RezConnect technology: any links to OneTravel - such as the Hotels link at the top of the RezCity Portal home page - will be replaced with links to RezConnect. Any banner ads for OneTravel, such as on http://www.mycity.com/geo/usa/states/minnesota/metros/st.paul/cities
      /st.paul/channels/visitors_guide/lodging
      should be removed.

      ESTIMATE for Stage One work described above:

      10 hours of HTML at $95/hr = $950
      10 hours of Web Dev/DB engineering at $145/hr = $1450

      Total: $2400




























                                       (8)

                                   Schedule B

      Setup Fee: Licensee shall pay 411web a one-time setup fee of $2,400 (the "Setup Fee") for the Stage One creation of the RezCity Portal as described in Schedule A. It is understood that the final Setup Fee may be more, or less, than the $2,400 quoted and that 411web will bill REZConnect only for the actual hours used during setup. 50% of the Setup Fee is due upon acceptance of the estimate for Stage One work. The remainder is due upon completion of Stage One work. Additional customization is available at any time for an additional fee.

      Hosting & Maintenance Fee: As of November 1, 2002, Licensee shall pay 411web a hosting and maintenance fee according to the following schedule:

      0-500,000 pvs/month - $0.00
      500,001-1,500,00 pvs/month - $1.50 CPM on all pvs over 500,000
      1,500,001-2,500.00 pvs/month - $1.25 CPM on all pvs over 500,000
      2,500,001-5,000,000 pvs/month - $0.75 CPM on all pvs over 500,000
      5,000,001 and higher - $0.50 on all pvs over 500,000

      Once RezCity averages at least 5,000,000 pageviews/month, we agree to review hosting fees and renegotiate in the best interest of both parties.

      License Fee: The annual license fee for 411web Products and Services as described in Schedule A is $24,000 less a $15,000 credit in exchange for REZConnect technology and revenue share as described below. 50% of the annual license fee, representing the first 6 months of this agreement, is due upon acceptance of this agreement; license fee will be billed monthly thereafter starting with the 7th month of this agreement.

            RezConnect Technology: in exchange for a partial credit on the annual license fee, Licensee shall allow the integration of REZConnect technology on 411web's network of directories and portals, including the MyCity portal network.

            Revenue Share: in exchange for partial credit on the annual license fee, Licensee shall pay 411web 25% of all REZConnect technology and 411web eMarketplace services sold through the RezCity Portal. Licensee shall also pay 411web 50% of all REZConnect sales made by 411web's direct sales initiatives via 411web's network of directories, portals and modules. Should monthly revenue share paid to 411web exceed $3,000, the annual license fee, pro-rated for that month, will be waived.

                                       (9)

                                                                    EXHIBIT 23.1


                           INDEPENDENT AUDITORS' CONSENT

     We hereby consent to the use in this Form 10-KSB/A of our reissued Report dated August 25, 2005 on the financial statements of REZconnect Technologies, Inc., as of December 31, 2004, and to the reference to our firm under the heading "Experts" in the Annual Report.

                                                  DISCHINO & ASSOCIATES, P.C.



Fairfield, New Jersey /s/ DISCHINO & ASSOCIATES, P.C., CPAs
August 25, 2005

                                                                    EXHIBIT 23.1

                               CONSENT OF COUNSEL

I hereby consent to the reference to me under the caption "Legal Matters" in the this Amendment No. 5 to this Form 10-KSB/A for YTB International, Inc.




                                      /s/ CARL N. DUNCAN, ESQ.
Bethesda, Maryland
August 25, 2005

                                                                    Exhibit 31.1
CERTIFICATIONS

I, MICHAEL Y. BRENT, certify that:

1.I have reviewed this annual report on Form 10-KSB/A of YTB International, Inc. (successor to REZconnect Technologies, Inc.):

2.Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Annual Report; and

3.Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this Annual Report.

4.The  registrant's  other  certifying   officers  and  I  are  responsible  for
establishing and maintaining disclosure controls and procedures (as defined in

Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Registrant and we have:

     a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Annual Report is being prepared.

     b. Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting procedures;

     c. Evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     d. Disclosed in this Report any changes in the Registrant's internal control over financial reporting that occurred during the Registrant's most resent fiscal quarter (the Registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to material affect, the Registrant's internal control over financial reporting; and

5. The Registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

     a. All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize and report financial information; and

     b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal controls over financial reporting.



Date: 08/25/2005



/s/ Michael Y. Brent

-----------------------------------------

[signature]

Director and Chief Executive Officer

                                                                    Exhibit 31.2
CERTIFICATIONS



I, DEREK J. BRENT, certify that:

1.I have reviewed this annual report on Form 10-KSB/A of YTB International, Inc. (successor to REZconnect Technologies, Inc.):

2.Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Annual Report; and

3.Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this Annual Report.

4.The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Registrant and we have:

     a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Annual Report is being prepared.

     b. Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting procedures;

     c. Evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     d. Disclosed in this Report any changes in the Registrant's internal control over financial reporting that occurred during the Registrant's most resent fiscal quarter (the Registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to material affect, the Registrant's internal control over financial reporting; and

5. The Registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

     a. All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize and report financial information; and

     b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal controls over financial reporting.



Date: 08/25/2005


/s/ Derek J. Brent

-------------------------------------------------

[signature]

Director

Chief Financial and Accounting Officer

                                                                    Exhibit 32.1


                             YTB International, Inc.


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the accompanying Annual Report of YTB International, Inc. (the "Company") on Form 10-KSB/A for the period ended December 31, 2004 (the "Report"), I, Michael Y. Brent, Chairman of the Board, President and Secretary of the Company, hereby certify that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) as applicable of the Securities Exchange Act of 1934 as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: 8/25/2005



/s/ Michael Y. Brent

-----------------------------------------
[Signature]

Director and Chief Executive Officer

                             YTB International, Inc.
                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


<    In connection  with the  accompanying  Annual Report of YTB  International,
Inc. (the "Company") on Form 10-KSB/A for the period ended December 31, 2004 (the "Report"), I, Derek J. Brent, Chief Financial and Accounting Officer of the Company, hereby certify that to my knowledge:
<
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) as applicable of the Securities Exchange Act of 1934 as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: 08/25/2005
/s/ Derek J. Brent



-------------------------------------------------

[Signature] Chief Financial and Accounting Officer

                                                                      EXHIBIT G2






                             YTB INTERNATIONAL, INC.
                                AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS
                          AND SUPPLEMENTARY INFORMATION

                           SIX AND THREE MONTHS ENDED
                             JUNE 30, 2005 AND 2004
                                   (UNAUDITED)

                    YTB INTERNATIONAL, INC. AND SUBSIDIARIES

                                TABLE OF CONTENTS

                SIX AND THREE MONTHS ENDED JUNE 30, 2005 AND 2004

                                   (UNAUDITED)





                                                                         Page(s)
                                                                         -------

Independent Registered Public Accounting Firm's Review Report               1

Financial Statements

       Consolidated Balance Sheets                                        2 - 3

       Consolidated Statements of Operations                              4 - 5

       Consolidated Statements of Changes in Stockholders' Equity           6

       Consolidated Statements of Cash Flows                                7

Notes to Financial
Statements                                                                8 - 24

Independent Registered Public Accounting Firm's Report
   on Supplementary Information                                            25

Supplementary Information

       Consolidated Schedules of General and Administrative Expenses     26 - 27

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Boards of Directors and Stockholders of
 YTB International, Inc. and Subsidiaries
Englewood Cliffs, New Jersey

We have reviewed the accompanying interim consolidated balance sheets of YTB International, Inc. and subsidiaries as of June 30, 2005 and 2004, and the related interim consolidated statements of operations for the six-month and three-month periods then ended. We have also reviewed the related interim consolidated statements of changes in stockholders' equity and cash flows for the six-month periods ended June 30, 2005 and 2004. These interim financial statements are the responsibility of the Company's management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim consolidated financial statements for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with auditing standards generally accepted in the United States of America, the consolidated balance sheet of YTB International, Inc. (formerly Rezconnect Technologies, Inc.) and subsidiaries as of December 31, 2004, and the related consolidated statements of operations, changes in stockholders' equity, and cash flows for the year then ended (not presented herein); and in our reissued report dated May 31, 2005, we expressed an unqualified opinion on those consolidated financial statements.




Dischino & Associates, P.C.
Certified Public Accountants
 and Business Consultants

August 25, 2005

                                       (1)

                    YTB INTERNATIONAL, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                             JUNE 30, 2005 AND 2004
                                  (UNAUDITED)

                                     ASSETS

                                                                                      2005           2004
                                                                                 ------------    ------------

CURRENT ASSETS
   Cash ......................................................................   $  2,995,961    $     91,300
   Available-for-sale securities .............................................        339,855         684,926
   Current portion of notes receivable .......................................            -           119,120
   Accounts receivable (less allowance for doubtful
       accounts of $65,009 in 2005 and 2004) .................................        600,206         267,673
   Loans receivable ..........................................................          6,000             -
   Current portion of prepaid commissions ....................................      2,692,439             -
   Other prepaid expenses and current assets .................................        481,076          10,036
                                                                                 ------------    ------------
TOTAL CURRENT ASSETS .........................................................      7,115,537       1,173,055

PROPERTY AND EQUIPMENT (NET) .................................................        215,915             -

INTANGIBLE ASSETS (NET) ......................................................      6,208,333             -

GOODWILL .....................................................................      9,436,118             -

OTHER ASSETS
   Capitalized software costs (less accumulated amortization
      of $122,168 in 2005 and $79,664 in 2004) ...............................         54,970          92,362
   Notes receivable, less current portion ....................................        379,124         675,014
   Prepaid commissions, less current portion .................................      3,197,893             -
   Security deposits and other assets ........................................         11,818          11,663
   Deferred tax asset ........................................................        121,981             -
                                                                                 ------------    ------------
TOTAL OTHER ASSETS ...........................................................      3,765,786         779,039
                                                                                 ------------    ------------

TOTAL ASSETS .................................................................   $ 26,741,689    $  1,952,094
                                                                                 ============    ============


              LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Current maturities of long-term debt ......................................   $     78,093    $     19,273
   Accounts payable and accrued expenses .....................................        604,029         146,923
   Current portion of deferred revenue .......................................      2,704,761         118,062
   Income taxes currently payable ............................................        108,740             -
   Accrued interest payable ..................................................         16,251             -
                                                                                 ------------    ------------
TOTAL CURRENT LIABILITIES ....................................................      3,511,874         284,258

OTHER LIABILITIES
   Long-term debt, less current maturities ...................................      2,408,208         334,977
   Deferred revenue, less current portion ....................................      3,308,796         628,232
   Security deposits .........................................................            -            23,326
                                                                                 ------------    ------------
TOTAL OTHER LIABILITIES ......................................................      5,717,004         986,535
                                                                                 ------------    ------------

TOTAL LIABILITIES ............................................................      9,228,878       1,270,793

STOCKHOLDERS' EQUITY
   Common stock, par value $.001; 50,000,000 and 20,000,000 shares
       authorized; 24,364,321 and 10,879,983 shares issued and outstanding ...         24,364          10,880
   Additional paid-in capital in excess of par ...............................     23,812,086       6,574,385
   Accumulated deficit .......................................................     (6,323,212)     (5,903,964)
   Accumulated other comprehensive income ....................................           (427)            -
                                                                                 ------------    ------------
TOTAL STOCKHOLDERS' EQUITY ...................................................     17,512,811         681,301
                                                                                 ------------    ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ...................................   $ 26,741,689    $  1,952,094
                                                                                 ============    ============


  See independent accountants' review report and notes to financial statements

                                      (2)

                    YTB INTERNATIONAL, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 2004
                                   (AUDITED)

                        ASSETS

CURRENT ASSETS
    Cash ............................................................   $     25,449
    Available-for-sale securities ...................................        528,311
    Current portion of notes receivable .............................         24,240
    Accounts receivable (less allowance for
        doubtful accounts of $65,009) ...............................        383,033
    Current portion of prepaid commissions ..........................      1,716,958
    Loans receivable ................................................        122,195
    Other current assets ............................................         15,312
                                                                        ------------
TOTAL CURRENT ASSETS ................................................      2,815,498

PROPERTY AND EQUIPMENT (NET) ........................................         73,121

INTANGIBLE ASSETS (NET) .............................................      6,458,333

GOODWILL ............................................................      9,436,118

OTHER ASSETS
    Capitalized software costs (less accumulated
       amortization of $105,222) ....................................         79,514
    Notes receivable, less current portion ..........................        137,360
    Prepaid commissions, less current portion .......................      1,845,936
    Security deposits and other assets ..............................         10,460
                                                                        ------------
TOTAL OTHER ASSETS ..................................................      2,073,270
                                                                        ------------

TOTAL ASSETS ........................................................   $ 20,856,340
                                                                        ============


                        LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
    Current maturities of long-term debt ............................   $     19,532
    Short-term notes payable ........................................        202,342
    Accounts payable and accrued expenses ...........................        743,743
    Current portion of deferred revenue .............................      1,737,984
                                                                        ------------
TOTAL CURRENT LIABILITIES ...........................................      2,703,601

OTHER LIABILITIES
    Long-term debt, less current maturities .........................        283,221
    Deferred revenue, less current portion ..........................      1,956,324
    Security deposits ...............................................         20,920
                                                                        ------------
TOTAL OTHER LIABILITIES .............................................      2,260,465
                                                                        ------------

TOTAL LIABILITIES ...................................................      4,964,066

STOCKHOLDERS' EQUITY
    Preferred stock- Series B convertible, par value $.001; 5,000,000
        shares authorized, 4,092,376 shares issued and outstanding ..          4,092
    Common stock, par value $.001; 20,000,000 shares authorized,
        18,976,125 shares issued and outstanding ....................         18,976
    Additional paid-in capital in excess of par .....................     22,055,712
    Accumulated deficit .............................................     (6,186,506)
                                                                        ------------
TOTAL STOCKHOLDERS' EQUITY ..........................................     15,892,274
                                                                        ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ..........................   $ 20,856,340
                                                                        ============

  See independent accountants' review report and notes to financial statements

                                      (3)

                    YTB INTERNATIONAL, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                    SIX MONTHS ENDED JUNE 30, 2005 AND 2004
                                  (UNAUDITED)

                                                       2005             2004
                                                   ------------    ------------

REVENUE
    Commissions .................................  $    717,710    $        -
    Franchise fees ..............................         2,139          54,602
    Franchise service and other fees ............       140,773         291,113
    Travel products and services ................     2,093,713         893,254
    Online travel income ........................       431,461         232,215
    Advertising and other .......................        96,844           2,349
    New RTA sales ...............................     1,190,715             -
    Monthly maintenance fees ....................     3,446,611             -
    Printing and administrative service fees ....     1,083,719             -
                                                   ------------    ------------
GROSS REVENUE ...................................     9,203,685       1,473,533

LESS: RETURNS AND ALLOWANCES ....................       335,011             -
                                                   ------------    ------------

NET REVENUE .....................................     8,868,674       1,473,533

OPERATING EXPENSES
    Commissions .................................     3,169,704             -
    Cost of travel services and products ........     1,629,313         832,829
    Depreciation and amortization ...............       293,539          25,107
    Marketing and selling .......................           400          30,464
    General and administrative ..................     3,275,908         600,389
                                                   ------------    ------------
TOTAL OPERATING EXPENSES ........................     8,368,864       1,488,789
                                                   ------------    ------------

INCOME (LOSS) FROM OPERATIONS ...................       499,810         (15,256)

OTHER INCOME (EXPENSES)
    Loss from sales of securities ...............        (5,671)         (5,191)
    Interest and dividend income ................        39,534          25,834
    Interest expense ............................      (682,206)        (10,409)
                                                   ------------    ------------
TOTAL OTHER INCOME (EXPENSES) ...................      (648,343)         10,234
                                                   ------------    ------------

INCOME (LOSS) BEFORE INCOME TAX EXPENSE (BENEFIT)      (148,533)         (5,022)

INCOME TAX EXPENSE (BENEFIT)
    Current .....................................       110,154             746
    Deferred ....................................      (121,981)            -
                                                   ------------    ------------
TOTAL INCOME TAX EXPENSE (BENEFIT) ..............       (11,827)            746
                                                   ------------    ------------

NET INCOME (LOSS) ...............................  $   (136,706)    $    (5,768)
                                                   ============    ============

BASIC EARNINGS (LOSS) PER SHARE:
    WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING ..    23,723,917      10,879,983
                                                   ============    ============

    BASIC EARNINGS (LOSS) PER SHARE .............  $      (0.01)    $     (0.00)
                                                   ============    ============

DILUTED EARNINGS (LOSS) PER SHARE:
    WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING
        AND DILUTIVE POTENTIAL COMMON SHARES ....    23,723,917      10,879,983
                                                   ============    ============

    DILUTED EARNINGS (LOSS) PER SHARE ...........  $     (0.01)    $      (0.00)
                                                   ============    ============

  See independent accountants' review report and notes to financial statements

                                      (4)

                    YTB INTERNATIONAL, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                   THREE MONTHS ENDED JUNE 30, 2005 AND 2004
                                  (UNAUDITED)

                                                       2005             2004
                                                   ------------    ------------


REVENUE
    Commissions .................................  $    484,525    $        -
    Franchise fees ..............................           -            50,857
    Franchise service and other fees ............        66,500         151,571
    Travel products and services ................     1,309,608         567,460
    Online travel income ........................       247,020         125,262
    Advertising and other .......................        56,917             -
    New RTA sales ...............................       677,113             -
    Monthly maintenance fees ....................     1,997,155             -
    Printing and administrative service fees ....       687,840             -
                                                   ------------    ------------
GROSS REVENUE ...................................     5,526,678         895,150

LESS: RETURNS AND ALLOWANCES ....................       205,198             -
                                                   ------------    ------------

NET REVENUE .....................................     5,321,480         895,150

OPERATING EXPENSES
    Commissions .................................     2,058,401             -
    Cost of travel services and products ........     1,096,679         552,914
    Depreciation and amortization ...............       148,192          13,995
    Marketing and selling .......................           400          15,590
    General and administrative ..................     1,752,906         298,325
                                                   ------------    ------------
TOTAL OPERATING EXPENSES ........................     5,056,578         880,824
                                                   ------------    ------------

INCOME FROM OPERATIONS ..........................       264,902          14,326

OTHER INCOME (EXPENSES)
    Loss from sales of securities ...............           -            (5,727)
    Interest and dividend income ................        32,306          22,520
    Interest expense ............................      (427,159)         (5,112)
                                                   ------------    ------------
TOTAL OTHER INCOME (EXPENSES) ...................      (394,853)         11,681
                                                   ------------    ------------

INCOME (LOSS) BEFORE INCOME TAX EXPENSE (BENEFIT)      (129,951)          26,007

INCOME TAX EXPENSE (BENEFIT)
    Current .....................................       107,768            (210)
    Deferred ....................................      (121,981)            -
                                                   ------------    ------------
TOTAL INCOME TAX BENEFIT ........................       (14,213)           (210)
                                                   ------------    ------------

NET  INCOME (LOSS)...............................  $   (115,738)    $     26,217
                                                   ============    ============

BASIC EARNINGS (LOSS) PER SHARE:
    WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING ..    24,317,269      10,879,983
                                                   ============    ============

    BASIC EARNINGS (LOss) PER SHARE .............  $      (0.00)   $       0.00
                                                   ============    ============

DILUTED EARNINGS (LOSS) PER SHARE:
    WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING
        AND DILUTIVE POTENTIAL COMMON SHARES ....    24,317,269      10,879,983
                                                   ============    ============

    DILUTED EARNINGS (LOSS) PER SHARE ........... $      (0.00)   $       0.00
                                                   ============    ============

  See independent accountants' review report and notes to financial statements

                                      (5)

                    YTB INTERNATIONAL, INC. AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                     SIX MONTHS ENDED JUNE 30, 2005 AND 2004
                                  (UNAUDITED)


                                  Series B Convertible                                  Additional                       Total
                                     Preferred Stock            Common Stock              Paid-In      Accumulated    Stockholders'
                                -----------------------   --------------------------
                                   Shares       Amount      Shares          Amount        Capital        Deficit         Equity
                                -----------    --------   ------------   -----------  ------------    ------------     -----------
BALANCE AT JANUARY 1, 2005        4,092,376  $    4,092     18,976,125   $    18,976  $ 22,055,712   $  (6,186,506)  $  15,892,274

CONVERSION OF PREFERRED STOCK
     TO COMMON STOCK             (4,092,376)     (4,092)     4,092,376         4,092        -               -            -

ALLOCATION OF PROCEEDS FROM
ISSUANCE OF CONVERTIBLE DEBT                                                               706,000             -           706,000


COMMON SHARES ISSUED
     FOR SERVICES                    -            -             95,820            96        91,574          -               91,670

COMMON SHARES ISSUED
     THROUGH PRIVATE
     PLACEMENT MEMORANDUM            -            -          1,200,000         1,200       958,800          -              960,000

UNREALIZED HOLDING LOSSES
     ARISING DURING THE PERIOD       -            -              -             -            -               -                 (427)

NET LOSS                            -            -              -             -            -             (136,706)        (136,706)
                                -----------   --------- ------------    -----------    ------------    ------------   --------------

BALANCE AT JUNE 30, 2005             -       $    -         24,364,321   $    24,364  $ 23,812,086   $  (6,323,212)  $  17,512,811
                                ===========   =========   ============   ===========    ============    ============  ==============



BALANCE AT JANUARY 1, 2004           -       $    -         10,879,983   $    10,880  $   6,574,385  $  (5,898,196)  $     687,069

NET LOSS                             -            -              -             -            -               (5,768)         (5,768)
                                -----------   --------- ------------    -----------    ------------    ------------   --------------

BALANCE AT JUNE 30, 2004             -       $    -      -  10,879,983   $    10,880  $   6,574,385  $  (5,903,964)  $     681,301
                                ===========   =========   ============   ===========    ============    ============  ==============




  See independent accountants' review report and notes to financial statements

                                      (6)

                    YTB INTERNATIONAL, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                    SIX MONTHS ENDED JUNE 30, 2005 AND 2004
                                  (UNAUDITED)

                                                                                2005           2004
                                                                            -----------    -----------

CASH FLOWS FROM OPERATING ACTIVITIES
   Net  loss  ..................................................,,,,,,,..  $   (136,706)    $    (5,768)
   Adjustments to reconcile net  (loss) to net cash
      provided (used) by operating activities:
         Depreciation and amortization ..................................       293,539         25,107
         Common shares issued for services ..............................        91,670            -
         Loss from sales of securities ..................................         5,671          5,191
         Amortization of debt discount                                          588,333             -
         Changes in assets and liabilities:
             Increase in accounts receivable ............................      (217,173)       (12,429)
             Increase in prepaid commissions ............................    (2,327,438)           -
             Increase in other prepaid expenses and current assets ......      (465,764)       (16,697)
             Increase in security deposits, net .........................       (22,278)           -
             Increase in deferred tax assets ............................      (121,981)           -
             Increase (decrease) in accounts payable and accrued expenses      (139,714)        41,147
             Increase in revenue received in advance ....................     2,319,249            942
             Increase in income taxes currently payable .................       108,740            -
             Increase in accrued interest payable .......................        16,251            -
                                                                            -----------    -----------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES ........................        (7,601)        37,493

CASH FLOWS FROM INVESTING ACTIVITIES
         Purchases of property and equipment ............................      (161,789)           -
         Payment for software license fee and costs of development ......           -          (45,000)
         Proceeds from sales of securities ..............................       172,042         47,209
         Investments in marketable securities ...........................    (1,134,881)           -
         Transfers from brokerage accounts ..............................     1,145,197            -
         Loans to franchisees and others, net ...........................      (101,329)       (44,200)
                                                                            -----------    -----------
NET CASH USED BY INVESTING ACTIVITIES ...................................       (80,760)       (41,991)

CASH FLOWS FROM FINANCING ACTIVITIES
         Advance from acquisition of software ...........................           -           40,500
         Proceeds from issuance of long-term debt .......................     2,140,721            -
         Proceeds from issuance of common stock .........................       960,000            -
         Principal payments on debt .....................................       (41,848)        (7,420)
                                                                            -----------    -----------
NET CASH PROVIDED BY FINANCING ACTIVITIES ...............................     3,058,873         33,080
                                                                            -----------    -----------

NET INCREASE IN CASH ....................................................     2,970,512         28,582

CASH, BEGINNING OF PERIOD ...............................................        25,449         62,718
                                                                            -----------    -----------

CASH, END OF PERIOD .....................................................   $ 2,995,961    $    91,300
                                                                            ===========    ===========



Supplemental disclosure of cash flow information:
Cash paid during the period for:
   Interest .............................................................   $    77,622    $    10,409
   Income taxes .........................................................   $     1,414    $       746

  See independent accountants' review report and notes to financial statements

                                      (7)

                    YTB INTERNATIONAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2005 AND 2004
                                   (UNAUDITED)

NOTE 1 - ORGANIZATION AND NATURE OF OPERATIONS

YTB International, Inc. ("YTBL", or the "Company") and its three wholly-owned subsidiaries, Rezconnect Technologies, Inc., YourTravelBiz.com, Inc., and YTB Travel Network, Inc. (sometimes hereafter collectively referred to as the "Company"), are the entities that resulted from a corporate reorganization that took place on January 4, 2005. On that date YTBL re-incorporated in the State of Delaware, while simultaneously effecting a name change, by means of a "downstream merger" between itself (then incorporated in the State of New York under its former name of Rezconnect Technologies, Inc., hereafter referred to as "the former Rezconnect" during periods when incorporated as such), and a Delaware corporation named YTB International, Inc. The former Rezconnect then changed its name to YTB International, Inc. at the time of the merger of the two entities.

On December 8, 2004, prior to the January 4, 2005 merger that formed the current YTB International, Inc., the former Rezconnect acquired 100% of the outstanding common shares from the stockholders of YourTravelBiz.com, Inc. ("YTB"), following requisite approval by the Boards of Directors and stockholders, in a business combination structured as a statutory merger under New York State law and the reorganization provisions of the Internal Revenue Code. This acquisition, recorded at a total value of $15,257,445, was effected through an exchange of equity interests, with the former Rezconnect exchanging 7,430,000 shares of its common stock and 4,092,376 shares of its Series B convertible preferred stock for all of the outstanding common stock of YTB.

On January 4, 2005, subsequent to the New York merger between the former Rezconnect and YTB, the assets of this new combined entity were assigned respectively to three newly-organized privately-held Delaware corporations, respectively, Rezconnect Technologies, Inc. ("Rezconnect"), YourTravelBiz.com, Inc. ("YTB"), and YTB Travel Network, Inc. ("YTB Travel"), with each new entity becoming a wholly-owned subsidiary of the former Rezconnect on that date. It was also on January 4, 2005, subsequent to the merger between the former Rezconnect and YTB, that YTBL was formed via the Delaware merger discussed above. As a consequence of this Delaware merger and associated re-incorporation, YTBL became the successor to the former Rezconnect Technologies, Inc. and its three aforementioned subsidiaries, with each subsidiary becoming a wholly-owned subsidiary of YTBL on January 4, 2005.

Following both the re-incorporation of the former Rezconnect to the now current YTB International, Inc. and a corresponding increase in the number of its authorized common shares from 20,000,000 to 50,000,000, each share of the aforementioned Series B convertible preferred stock was converted into one share of YTBL common stock on January 9, 2005.

The Company provides internet-based travel-related services and technology, which offers proprietary reservation systems for the travel and entertainment industry, and is also a full-service provider of discount travel products and services to the leisure and small business traveler. The Company operates under various trade names, including "Your Travel Biz", "YTBnet.com", "Travel Network", "Global Travel Network" and "Travel Network Vacation Central", as well as internet websites "Bookmytravel.com", "REZconnect.com" and "RezCity.com". The Company provides services to customers located primarily in the United States, and maintains its corporate headquarters in the State of New Jersey. Two of its subsidiaries maintain administrative offices in Illinois.

                   See independent accountants' review report

                                       (8)

                    YTB INTERNATIONAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2005 AND 2004
                                   (UNAUDITED)

NOTE 1 - ORGANIZATION AND NATURE OF OPERATIONS (CONTINUED)

Each of the three aforementioned operating subsidiaries was formed to divide the Company's operations into three basic divisions. The YourTravelBiz.com, Inc. subsidiary markets online travel agencies on behalf of YTB Travel Network, Inc. by use of sales representatives. Such allows the representatives to build a linked-by-sponsorship network of representatives. The Rezconnect Technologies, Inc. subsidiary owns, maintains and develops online and other booking technologies for suppliers within the travel industry. It also franchises brick and mortar travel agencies. The YTB Travel Network, Inc. subsidiary is a travel agency which books travel reservations and transactions, collects payments and licensing fees, and pays sales commissions.

All of the Company's franchised operations are independently owned and operated. All sales of travel products by the Rezconnect subsidiary are made through its independent agencies and franchisees, or through its interactive websites. Operational expenses consist of franchise system sales and support personnel, executive management and minimal administrative personnel.

The Company is also engaged in the business of wholesale travel, providing products and services to its franchisees which are obtained from tour operators and cruise lines, and operates as a retail travel agency through its booking subsidiary (Rezconnect), as described in greater detail above.

The former Rezconnect had signed an exclusive 20-year management agreement with YTB in 2002 to provide travel website hosting to YTB. Upon its acquisition of YTB in December 2004, the contract was modified to eliminate the 20-year exclusivity clause. No other contract terms or clauses changed as a result of the merger. Fees remain billable pursuant to the terms of the original agreement and are recorded as intercompany transactions. Such fees are eliminated in consolidation.

In recent years, the Company began shifting its operations away from franchising in order to concentrate on developing its internet travel agency business. The Company's investments in software and technology are directed towards the enhancement of its online travel agency.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of consolidation
----------------------
The accompanying consolidated financial statements include the accounts of YTB International, Inc. and its three wholly-owned subsidiaries, Rezconnect Technologies, Inc., YourTravelBiz.com, Inc., and YTB Travel Network, Inc. All significant intercompany accounts and transactions have been eliminated in consolidation.

Basis of accounting
-------------------
The consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles under the accrual method. Accordingly, revenues are recorded in the period in which they are earned and expenses are recorded in the period in which they are incurred.

Cash and cash equivalents
-------------------------
Cash and cash equivalents include all highly-liquid investments with original maturities of three months or less when purchased.

                   See independent accountants' review report

                                       (9)

                    YTB INTERNATIONAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2005 AND 2004
                                   (UNAUDITED)


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of estimates
----------------
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include those related to the recoverability of capitalized software costs and receivables generated from advertising sales.

Revenue recognition
-------------------

Franchise fees
--------------
Payment of an initial franchise fee is due upon the execution of a franchise agreement with the franchisee. Such franchise fees are charged for the right of the franchisee to conduct business by the use of resources provided by the Rezconnect subsidiary. Payment may be in the form of cash or notes, or in a combination thereof. Revenue is deferred until all material conditions prior to the opening of a franchised business have been satisfied and all substantial doubts of collectibility have been eliminated, the culmination of which is generally upon the receipt of payment. Such conditions include the selection of a site location by the franchisee and the subsequent execution of a corresponding lease agreement. The associated rights of customers and Rezconnect's obligations over the period of the relationship are described in detail in the master franchise agreement. Such franchise fees are non-refundable once a site location has been selected by the franchisee.

In addition, referring travel agents ("RTAs") purchase business opportunities from YTB Travel. Each new RTA pays an initial up-front fee, plus a monthly fee thereafter for as long as the RTA remains in the system. The aggregate business license and opportunity fee revenues generated from RTAs, both initially and ongoing, far exceed the revenues generated from the Rezconnect brick and mortar franchises. For more detail, see the description of same in Note 1.

Travel products and services
----------------------------
Commissions earned by the YTB Travel Network, Inc. subsidiary from its sales of travel products and services are recognized when earned. Revenues earned from all other sales of travel and related products, where the Company is the agent of record, are recorded when earned at their aggregate retail value. Cancellations have not historically been material.

Advertising and other
---------------------
Advertising revenue, franchise service fees and other revenues are recognized as they become due and payable. "Other" revenue consists primarily of travel-related income from the operation of the Company's retail travel service, in addition to certain earned commissions.

Online travel income
--------------------
Online travel income is recognized when earned. Income is recorded on a monthly basis based upon the number of websites hosted.

                   See independent accountants' review report

                                      (10)

                    YTB INTERNATIONAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2005 AND 2004
                                   (UNAUDITED)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue recognition (continued)
-------------------------------

Referring Travel Agent (RTA) sales and fees
-------------------------------------------
YourTravelBiz.com, Inc. (YTB), the entity acquired by the former Rezconnect on December 8, 2004, generates revenue from the selling of online travel agencies, and from providing maintenance and training services to the new business owners of such online travel agencies. These online revenues are generated from new RTA sales and existing RTA maintenance fees. An initial up-front sign-up fee, comprised of four separate components, is required of each new RTA. However, not one of the individual fee components (namely, a fee for the preparation and delivery of training materials; the establishment of a website; the setup in the online system that permits immediate tracking of RTA revenue; and also residual RTA benefits) has a standalone value or represents the culmination of a separate earnings process. As such, and in accordance with both Staff Accounting Bulletin No. 104 (SAB 104) of the U.S. Securities and Exchange Commission, and Issue No. 00-21 of the Emerging Issues Task Force(EITF), a committee established by the Financial Accounting Standards Board (FASB), the recognition of all up-front fees received from new RTA sales is deferred. Such fees are recognized as income over a period of thirty-six months, which is the average historical RTA turnover rate. The current and noncurrent deferred portions of such fees received are reflected as liabilities in the consolidated balance sheets. A 3-day right-of-return period is extended to each new RTA; after such time no refund is available. Monthly hosting and service fees are recognized in the month after the services are provided, site fees are recognized as revenue in the month that the service is provided, and license fees are recognized 30 days following the expiration of the license period. The associated rights of customers and obligations of YTB over the period of the relationship are described in detail in the master franchise agreement.

Commission income
-----------------
Commissions and incentives earned from travel sales are recognized upon receipt and are recorded on a net basis. Commissions earned where the Company acts in the capacity of a wholesaler are recorded at their gross amount. The cost of such revenue is recorded separately as an operating expense.

Expense recognition of commission costs
---------------------------------------
YTB incurs commission costs that are directly related to the origination of new RTA sales; sales which result in the deferral of revenue. Such incremental direct commission costs are capitalized in accordance with FASB Technical Bulletin No. 90-1 (FTB 90-1). In addition, the Company has elected to account for such commission costs in accordance with SAB 104 and FTB 90-1 by deferring and charging such costs to expense in proportion to the related revenue recognized, over the same deferral period of thirty-six months.

Concentration of credit risk
----------------------------
The Company is subject to credit risk through its cash, trade receivables, short-term investments and notes receivable. Credit risk with respect to cash is minimized, as deposits are maintained in accounts insured up to $100,000 by the Federal Deposit Insurance Corporation. Credit risk with respect to trade receivables is minimized due to the nature of its customer base and geographic dispersion of such customers. Short-term investments are placed in a highly-rated mutual bond fund to minimize credit risk. As of June 30, 2005 the Company's uninsured cash balances totaled approximately $900,000.

                   See independent accountants' review report

                                      (11)

                    YTB INTERNATIONAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2005 AND 2004
                                   (UNAUDITED)


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property, equipment and depreciation
------------------------------------
Property and equipment is stated at cost and is depreciated over the estimated useful lives of the related assets. Depreciation is computed by the use of straight-line and accelerated methods for both reporting and income tax purposes. Expenditures for maintenance and repairs are expensed as incurred, while renewals and improvements that extend the useful life of an asset are capitalized.

Investments in marketable securities
------------------------------------
The Company has adopted FASB Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which requires certain investments to be classified into the following three categories: held-to-maturity (recorded at amortized cost), available-for-sale (recorded at fair market value), and trading (recorded at fair market value). The Company classifies and reflects its marketable equity securities as "available-for-sale" securities in the current asset section of its consolidated balance sheet. Realized gains and losses, determined by use of the first-in, first-out (FIFO) method, are included in earnings; unrealized holding gains and losses are reported as a component of stockholders' equity, included in accumulated other comprehensive income.

Goodwill and other intangible assets
------------------------------------
Goodwill, which is the excess of cost over the fair value of net assets (including identifiable intangibles) acquired in a business acquisition, is stated at historical cost less accumulated amortization. Goodwill had been amortized on a straight-line basis over a five-year period until the adoption of FASB Statement No. 142, "Goodwill and Other Intangible Assets", on January 1, 2002. Pursuant to this financial accounting standard, amortization of goodwill has been discontinued for financial accounting reporting purposes, but is instead tested for impairment on an annual basis. With respect to recognized intangible assets other than goodwill, such assets with finite useful lives are amortized over their useful lives, while assets with indefinite useful lives are not amortized. All intangible assets are likewise tested for impairment on an annual basis.

Advertising costs
-----------------
Pursuant to the provisions of Statement of Position ("SOP") No. 93-7 issued by the American Institute of Certified Public Accountants, advertising costs are expensed as incurred.

Adoption of other accounting pronouncements
-------------------------------------------
In June 2001, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations". SFAS No. 141 supersedes the accounting and reporting requirements under APB Opinion No. 16, "Business Combinations", by requiring that only the "purchase method" be used to account for business combinations. More specifically, SFAS No. 141 discusses the application of the purchase method as it relates to a business combination effected through an exchange of equity interests. Accordingly, the provisions of SFAS No. 141 have been adopted and were employed in connection with the merger between the former Rezconnect Technologies, Inc. and YourTravelBiz.com, Inc. on December 8, 2004, as described in Note 1.

                   See independent accountants' review report

                                      (12)

                    YTB INTERNATIONAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2005 AND 2004
                                   (UNAUDITED)


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Adoption of other accounting pronouncements (continued)
-------------------------------------------------------

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" - an Interpretation of ARB No. 51" ("FIN 46"), which addresses consolidation of variable interest entities. FIN 46 expands the criteria for consideration in determining whether a variable interest entity should be consolidated by a business entity, and requires existing unconsolidated variable interest entities (which include, but are not limited to, Special Purpose Entities, or "SPEs") to be consolidated by their primary beneficiaries if the entities do not effectively disperse risks among parties involved. This interpretation applies immediately to variable interest entities created after January 31, 2003, and to variable interest entities in which an enterprise obtains an interest after that date, and applies in the first fiscal year or interim period beginning after September 15, 2003, to variable interest entities in which an enterprise holds a variable interest that it acquired before February 1, 2003. The adoption of FIN 46 is not expected to have a material impact on the consolidated results of operations or financial position of the Company.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities". SFAS No. 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133. SFAS No. 149 is effective for contracts modified or entered into after September 30, 2003, and for hedging relationships designed after September 30, 2003. The Company does not believe that the adoption of SFAS No. 149 will materially impact its consolidated financial statements.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". SFAS No. 150 establishes standards for how companies classify and measure certain financial instruments with characteristics of both liabilities and equity. It requires entities to classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). SFAS No. 150 was effective beginning with the second quarter of fiscal year 2004; the Company does not believe that the adoption of SFAS No. 150 will have a material impact on its consolidated financial statements.

Accounts and notes receivable
-----------------------------
The Company reflects both accounts and notes receivable at their outstanding principal balances as of the balance sheet date, as adjusted by any charge-offs or allowances established as a reserve for potentially uncollectible accounts.

Comprehensive income
--------------------
The Company follows the provisions of SFAS No. 130, "Reporting Comprehensive Income", which establishes standards for the reporting and display of comprehensive income and its components, when the amount of such comprehensive income is considered to be material.



                   See independent accountants' review report

                                      (13)

                    YTB INTERNATIONAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2005 AND 2004
                                   (UNAUDITED)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Profit-sharing plan
-------------------
The Company sponsors a profit-sharing plan ("plan"), which is a defined contribution pension plan, for all eligible employees. All employees who have completed 1,000 hours of service during the plan year may participate. Contributions are accrued and paid out of the Company's current profits at the discretion of the Company's Board of Directors. Employees may make voluntary contributions, subject to statutory limitations. The Company elected not to make any plan contributions during either six-month period ended June 30, 2005 or 2004.

Stock-based compensation
------------------------
In accordance with SFAS No. 123, "Accounting for Stock-Based Compensation", companies with stock-based compensation plans are required to recognize compensation expense based on the "fair value" accounting method, or must otherwise apply the "intrinsic value" method provisions of Accounting Principles Board Opinion No. 25 ("APB 25"), "Accounting for Stock Issued to Employees", and disclose pro forma net income assuming the fair value method had been applied.

The Company has elected to adopt the disclosure-only provisions of SFAS No. 123 and, accordingly, computes compensation expense for employees as prescribed by APB 25. Under APB 25, compensation cost (if any) is measured as the excess of the quoted market price of the Company's stock at the date of grant over the amount an employee must pay to acquire the stock. For stock options granted to non-employees, expense is measured based upon the fair value method prescribed by SFAS No. 123.

During 2004, the former Rezconnect issued 900,000 shares of its common stock as additional compensation to its Chief Financial Officer ("CFO") to cover the shortfall between actual salary paid to the CFO and the agreed-upon compensation amount, pursuant to an employment agreement between the CFO and the Company. Such stock compensation covered periods served during the years 2001 through 2004. Of the 900,000 shares issued, 500,000 of which (valued at $50,400), were issued to compensate the CFO for services rendered in 2004. The remaining 400,000 shares pertained to services rendered in years 2001 through 2003, valued at $67,200 in each of those years.

Earnings per share
------------------
Basic earnings (or loss) per share is based on the weighted-average number of common shares outstanding. Diluted earnings (or loss) per share assumes that outstanding common shares are increased by common shares issuable upon the exercise of stock options and warrants, and by the conversion of preferred stock, where such exercise or conversion would be dilutive. For the six and three-month periods ended June 30, 2005, the effect on the basic loss per share by the incremental shares issued from the assumed exercise of stock options and warrants (as determined by use of the "treasury stock method" prescribed by SFAS No. 128) would be anti-dilutive. Accordingly, such incremental shares are not included in the calculation of the Company's diluted loss per share in each of those periods. Such incremental increase in the number of common shares would also have an anti-dilutive effect on the basic loss per share for the six-month period ended June 30, 2004. For the three-month period ended June 30, 2004 the effect would also be anti-dilutive, as the average market price of the stock during that period did not exceed the issuance price.

                   See independent accountants' review report

                                      (14)

                    YTB INTERNATIONAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2005 AND 2004
                                   (UNAUDITED)



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Earnings per share (continued)
------------------------------
As discussed in Note 1, there were 4,092,376 shares of the former Rezconnect's Series B convertible preferred stock issued on December 8, 2004 that were subsequently converted into YTBL common shares on January 9, 2005. These preferred shares, however, were considered to be common stock equivalents on the date of original issuance. Accordingly, all 4,092,376 shares of the Company's Series B convertible preferred stock are or will be included in the calculation of the Company's earnings (or loss) per common share for all periods presented on and after December 8, 2004.

Capitalized software costs
--------------------------
Pursuant to SOP 98-1, "Accounting for Costs of Computer Software Developed or Obtained for Internal Use", the Company capitalizes certain costs incurred during an internal use software development project, including costs related to applications, infrastructure, and graphics development for the Company's websites. Capitalized costs consist of the cost of the software license agreement (Note 11), and certain external direct costs of materials and licensor-provided services incurred in developing the software for its specific applications. Capitalized software costs are amortized over their expected useful lives of thirty-six months.

Marketing compensation plan
---------------------------
YTB offers a compensation plan to its sales representatives under an arrangement that pays the representatives direct sales commissions, override compensation (if qualified) and other bonus incentives based upon the amount of each representative's sales, or enrolled referrals. Direct sales commissions are paid on a weekly basis, based upon the amount of the previous week's sales. For active representatives, residual commissions are paid on a monthly basis, following the month earned. Bonuses are earned by maintaining a minimum number of personal enrollments. Commission costs are capitalized and recognized as expense in proportion to the related revenue recognized, over a period of thirty-six months.


NOTE 3 - LONG-TERM DEBT

On January 11, 2002, as a result of the events of September 11, 2001, the former Rezconnect borrowed $324,500 from the United States Small Business Administration ("SBA") under its disaster relief program. Payments were to have initially commenced in January 2003. However, the SBA extended the commencement date into November 2003. The loan is repayable via a monthly installment of $2,607, including interest at 4% per annum, through October 2017. The loan is personally guaranteed by the Company's Chief Executive Officer, and is collateralized by the accounts receivable and property and equipment of the Company. The outstanding loan balance as of June 30, 2005 and 2004 was $293,097 and $313,750, respectively.


                   See independent accountants' review report

                                      (15)

                    YTB INTERNATIONAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2005 AND 2004
                                   (UNAUDITED)


NOTE 3 - LONG-TERM DEBT (CONTINUED)

As of June 30, 2005, the Company had outstanding notes payable totaling $140,721 due to two of its officers who had advanced funds to the Company. The notes are unsecured and bear interest at the prevailing prime rate. The note provisions contain no set terms of repayment.

During 2004, the former Rezconnect acquired a software license right to conduct its online franchise business. The total cost of this software license right was $45,000. An option to make installment payments of $9,000 per year for five years, at the prevailing rate of interest, was granted by the provider. The note is secured by various Company assets. The outstanding balance due on this note as of June 30, 2005 and 2004 totaled $34,000 and $40,500, respectively.


During January 2005, the former Rezconnect entered into an agreement with an investor to raise an additional $2,000,000 of capital via a convertible term note ("Note"), together with any accrued and unpaid interest thereon, maturing on January 26, 2008. The Note was superior to the subordinate SBA loan of approximately $300,000 on Rezconnect. The terms of the Note include the provision under the associated payment schedule that the Note is to pay interest only during the first six months, with principal and interest payments beginning in August 2005. In addition, the Note is required to be paid in full within 30 months (by January 2008) unless the investor chooses to exercise the convertibility feature of the stock sooner (which the investor has the right to do under the terms of the agreement). Such Note was executed and subordinated on February 7, 2005.

Under the terms of the associated agreement, repayment is to be made either in the form of cash or stock, or in a combination thereof, based on the trading price of the stock at each due date level. The Note bears interest equal to the prevailing "prime rate", plus three percent (3%). The interest rate has an eight percent (8%) floor. The Company will receive a downward interest adjustment on the interest rate on the outstanding loan balance if the stock of the Company increases as follows: for each twenty five percent (25%) increase in stock price value above the fixed conversion price of $0.80 for the first 1,250,000 shares, and $1.25 for the second 800,000 shares, the interest will be reduced for that payment period by 50 basis points (0.50%).

The minimum amount that can be converted into shares of common stock of the Company is subject to two conditions. The first is that the stock must be trading in an amount equal to 110% of the fixed conversion price (which, for the first 1,250,000 shares, is $0.80 per share). Therefore, the stock must trade above $0.88 per share and the amount of such conversion may not exceed twenty five percent (25%) of the aggregate dollar trading volume of the stock for the twenty two (22)- day trading period immediately preceding the applicable repayment date. The second condition requires that any amount due on a repayment date that the investor has not been able to convert into shares of common stock due to the failure to meet the conversion criteria, shall be paid in cash by the Company at the rate of 102% of the monthly amount otherwise due on such repayment due date.


                   See independent accountants' review report

                                      (16)

                    YTB INTERNATIONAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2005 AND 2004
                                   (UNAUDITED)

The Company has the option of prepaying this Note ("Optional Redemption") by paying to the investor the sum of money equal to one hundred thirty percent (130%) of the principal amount of the Note at any time, based on the outstanding amount due plus any accrued interest. The investor has the right, in its sole discretion, to accept the cash payment or to exercise the right to take all stock, or stock and cash, by notifying the Company within seven (7) days of the Optional Redemption notice.

Under the agreement, the Company is required to make monthly principal payments to the holder on each repayment date, each in the amount of $66,667 together with any accrued and unpaid interest to date. If the stock is trading at or above 110% of the fixed conversion price stated above, and the average dollar trading volume does not exceed 25% of the last twenty two (22) trading days, the Company would then be permitted to make payment in stock at a value of $66,667 divided by $0.80, or 83,333 shares of common stock, plus accrued interest.

The warrants issued with the Note are based on providing shares convertible into common stock at $1.58 for the first 400,000 shares and $1.72 for the remaining 400,000 shares. The investor is permitted to convert these shares anytime between the date of registration of the shares on the associated Form SB-2 and January 26, 2012. Such exercise price is determined by averaging the closing bid and asked prices reported for the last business day immediately preceding the exercise date.

The Company is liable under the terms of this agreement for the approximate maximum amount of $340,005 of principal and accrued interest in 2005, should the quoted market price of its stock fall below $0.88 per share. Such maximum liability would approximate $816,013, plus accrued interest, per year in years 2006 and beyond if the quoted market price of its stock were to fall below $0.88 on the first 1,250,000 shares converted and $1.375 on the second 800,000 shares converted.

This convertible Note contains a beneficial conversion feature, as the debt may be convertible into common stock at fixed-dollar conversion prices as of the commitment date (February 1, 2005) that were lower than the market price of the common stock on that same date. The date of earliest conversion is August 1, 2005. In applying the provisions of EITF Issue No. 98-5 and No. 00-27, the intrinsic value of the beneficial conversion feature, or debt discount, has been calculated to be $706,000. This debt discount is being recognized as interest expense over the six-month period February 1, 2005 through July 31, 2005, at a monthly amortization of $117,667. The debt discount recognized as interest expense during the six and three-month periods ended June 30, 2005 was $588,333 and $353,000, respectively.


In addition, as of June 30, 2005, the Company is financing three vehicles, payable in monthly installments ranging from approximately $1,000 to $1,200, at the rate of approximately 6.25%. The loans are payable through April 2008. The balances due on these vehicle loans as of June 30, 2005 totaled $136,150.


Minimum principal payments of long-term debt as of June 30, 2005 are as follows:

      Twelve months
     ending June 30,                          Amount
     ---------------                          ------

           2006                          $    78,093
           2007                               36,328
           2008                               26,156
           2009                               22,018
           2010                               22,915
           Thereafter                      2,300,791
                                           ---------

           Total                         $ 2,486,301
                                           =========


                   See independent accountants' review report

                                      (17)

                    YTB INTERNATIONAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2005 AND 2004
                                   (UNAUDITED)



NOTE 4 - CONSULTING AGREEMENT WITH EXECUTIVE

A consulting agreement was entered into with a Company executive during April 2005 for the Company to pay such executive, from May 1, 2005 through April 30, 2006, a monthly fee of $10,000 (plus an additional $1 per month for each new sign-up site sold in each month) for consulting services. A one-year renewal option is available upon the expiration of the original one-year agreement.


NOTE 5 - COMMITMENTS AND CONTINGENCIES

Leases
------
The Company is obligated under an operating office lease through April 30, 2008, to pay minimum annual rentals, currently at $44,000 per year plus real estate taxes and operating cost charges.

In addition, the Company (the former Rezconnect) has entered into various operating lease agreements with Wal-Mart Stores, Inc. (Wal-Mart) for eight locations pursuant to a master lease agreement. The Company has also entered into sub-lease agreements with franchisees at many of these Wal-Mart locations. The Company has an option to renew both the leases with Wal-Mart and the subleases with the franchisees for a two-year period and, additionally, for three one-year periods.

Following is a summary of net rental income for the six months ended June 30, 2005 and 2004:


                                                  2005              2004
                                                  ----              ----

      Sublease rental income                $   70,926        $   97,136
      Less: minimum rental expense              62,880            87,369
                                                ------            ------

         Net rental income                  $    8,046        $    9,767
                                               =======           =======


Minimum future rental payments under non-cancelable operating leases (including the Wal-Mart location leases), having remaining terms in excess of one year as of June 30, 2005 are as follows:

        Twelve months
        ending June 30,                     Headquarters   Wal-Mart Locations
        ---------------                     ------------   ------------------

         2006                               $   46,815        $  147,876
         2007                                   46,875           147,876
         2008                                   46,890           147,876
                                              --------        ----------

            Total                           $  140,580        $  443,628
                                               =======           =======

                   See independent accountants' review report

                                      (18)

                    YTB INTERNATIONAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2005 AND 2004
                                   (UNAUDITED)



NOTE 5 - COMMITMENTS AND CONTINGENCIES (CONTINUED)

Other Lease
The former Rezconnect assumed leases of its acquiree for copy machines under non-cancelable operating leases expiring in calendar year 2007. Future minimum payments in excess of one year are approximated as follows:

                               Twelve months
                               ending June 30,                    Amount
                               ---------------                    ------

                                    2006                      $    7,914
                                    2007                           5,936
                                                                 -------

                                      Total                   $   13,850
                                                                  ======



Legal Proceedings
-----------------
During June 2005, the Company and its Chief Executive Officer (the "defendants") were served a citation for a claim asserted against the defendants on May 20, 2005. In the opinion of legal counsel as of June 30, 2005, it was remote (as defined in SFAS No. 5) that either the Company or its CEO would receive a judgment against either or both. It was subsequently decreed by the U.S. District Court during August 2005 that all claims against the defendants be dismissed.

Employment Agreements with Senior Management
--------------------------------------------
Following the merger with YTB on December 8, 2004, the former Rezconnect entered into long-term employment agreements with J. Lloyd Tomer (its Chairman), Michael
Y. Brent (its CEO), Kim Sorensen (its President), Derek Brent (its Secretary) and J. Scott Tomer (its Treasurer), collectively the "Senior Executives". Such agreements commenced on January 1, 2005 and expire December 31, 2009. Each
Senior Executive is subject to confidentiality, non-raid and non-compete provisions. (Mr. Brent's prior 2004 employment agreement was cancelled and superseded in the context of putting in place these nearly identical employment agreements with senior management). Each Senior Executive, so long as they continue to be employed by the Company, will be paid, directly or indirectly, a combination of (i) a base salary, and (ii) stock options and/or warrants, as so determined by the Board of Directors, acting as a Compensation Committee, based on the Company's financial performance. Each Senior Executive will continue to be subject to their respective confidentiality covenants and, for 3 years, their non-compete covenants. Additionally, the estate of each Senior Executive will receive a death benefit in an amount equal to one year's salary.




                   See independent accountants' review report

                                      (19)

                    YTB INTERNATIONAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2005 AND 2004
                                   (UNAUDITED)



NOTE 6 - STOCK OPTIONS

The number of stock options outstanding as of June 30, 2005 and 2004 was 475,000, with a weighted-average exercise price of $1.08. No options were granted, exercised, forfeited or canceled during either of the six-month periods ended June 30, 2005 or 2004.

A summary of stock options outstanding and exercisable as June 30, 2005 are as follows:

--------- ------------ -------------- -------------- ----------- ---------------
                          Options     Outstanding     Options     Exercisable
--------- ------------ -------------- -------------- ----------- ---------------
                          Weighted-     Weighted-                  Weighted-
Exercise     Number        Average       Average       Number       Average
  Price   Outstanding  Remaining Life Exercise Price Exercisable Exercise Price
--------- ------------ -------------- -------------- ----------- ---------------

--------- ------------ -------------- -------------- ----------- ---------------
$1.00       410,000       5 Years         $1.00        351,000        $1.00
--------- ------------ -------------- -------------- ----------- ---------------
$2.00        65,000       5 Years         $2.00         45,000        $2.00
--------- ------------ -------------- -------------- ----------- ---------------

The fair value of the options granted for the six months ended June 30, 2005 and 2004 was estimated using the Black-Scholes option pricing model based on the following weighted-average assumptions:


Risk free interest rate                                   5.00%
Expected volatility                                     100.00%
Expected remaining lives                                  2
Expected dividend yield                                  -0-



NOTE 7 - INCOME TAXES

As a result of Federal tax loss carryforwards available to YTB International, Inc. (the "parent" company) in 2005, either by consolidated operations or by such tax attributes that succeeded to the parent resulting from the acquisition of YourTravel Biz.com, Inc. in December 2004, a deferred tax asset has been recognized in the amount of $121,981 as of June 30, 2005 for the estimated future benefit of Federal income taxes. Such asset value has been reduced to this estimated net realizable amount as of June 30, 2005 by a valuation allowance of approximately $700,000, as estimated in accordance with the provisions of SFAS No. 109, Accounting for Income Taxes. At June 30, 2004, the Company was uncertain if it would realize any future tax benefit of its deferred tax assets. Accordingly, a full valuation allowance had been established as a reserve against the Company's deferred tax assets as of June 30, 2004 and, therefore, no deferred income tax credits were recognized in the six-month period ended June 30, 2004.



                   See independent accountants' review report

                                      (20)

                    YTB INTERNATIONAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2005 AND 2004
                                   (UNAUDITED)


NOTE 8 - RELATED PARTY TRANSACTIONS
During the six-month period ended June 30, 2004, the Company incurred consulting fee expenses of approximately $12,000 for services provided by an entity owned by the Company's Chief Executive Officer, a significant shareholder of the Company. Under a new employment agreement reached in December 2004, such consulting fees have been eliminated.


NOTE 9 - SEGMENT INFORMATION
The Company operates in the following three business segments: providing and selling management services within the travel industry, including franchising activities; developing and commercializing internet-based technology programs; and online travel store services. Although the Company operates franchises in eight foreign countries, revenue is generated from just three of the countries. Such revenue generated from these three foreign countries amounts to an insignificant and immaterial portion of the overall total revenues of the Company. Accordingly, Company management considers it impracticable to report such geographic information.

Summarized financial information concerning the Company's reportable segments is shown in the following tables. The "other" column includes corporate items not specifically allocated to the segments. (Note: the amounts for the six months ended June 30, 2004 reflect pre-merger activity).

------------------------- --------------------- ---------------------- ----------------- --------------------- --------------
       Six-Month         Franchise and
      Period Ended       Travel- Related         Internet-Based         Online Travel
     June 30, 2005          Management         Technology Programs      Store Services         Other                  Total
                             Services
------------------------- --------------------- ---------------------- ----------------- --------------------- --------------
External and inter-
  segment revenue         $   2,954,335         $    4,327,760         $    431,461      $   1,155,118         $    8,868,674
------------------------- --------------------- ---------------------- ----------------- --------------------- --------------
 Segment profit (loss)    $     138,633         $      395,590         $    322,083      $    (993,012)        $      (136,706)
------------------------- --------------------- ---------------------- ----------------- --------------------- --------------
Total assets              $   1,637,719         $    6,329,242                 -         $  18,774,728         $   26,741,689
------------------------- --------------------- ---------------------- ----------------- --------------------- --------------
Capital expenditures               -            $      161,789                 -                  -            $      161,789
------------------------- --------------------- ---------------------- ----------------- --------------------- --------------
Depreciation and
  amortization                     -            $       20,347                 -         $     125,000         $      145,347
------------------------- --------------------- ---------------------- ----------------- --------------------- --------------
Investment income
  (loss), net             $     (13,834)        $       (6,902)                -               (39,274)        $      (60,010)
------------------------- --------------------- ---------------------- ----------------- --------------------- --------------

------------------------- --------------------- ---------------------- ----------------- --------------------- --------------
       Six-Month         Franchise and
      Period Ended       Travel- Related         Internet-Based         Online Travel
     June 30, 2004          Management         Technology Programs      Store Services         Other                  Total
                             Services
------------------------- --------------------- ---------------------- ----------------- --------------------- --------------
External and inter-
  segment revenue         $   1,200,534         $         -             $   232,215       $       -           $      1,432,749
------------------------- --------------------- ----------------------- ----------------- ------------------- ----------------
Segment profit (loss)     $     (23,264)                                $    17,496       $       -           $         (5,768)
------------------------- --------------------- ----------------------- ----------------- ------------------- ----------------
Total assets              $     289,372         $       92,362          $   794,134       $    776,226        $      1,952,094
------------------------- --------------------- ----------------------- ----------------- ------------------- ----------------
Capital expenditures               -                      -             $    45,000               -           $         45,000
------------------------- --------------------- ----------------------- ----------------- ------------------- ----------------
Depreciation and
  amortization                     -                                    $    25,107               -           $         25,107
------------------------- --------------------- ----------------------- ----------------- ------------------- ----------------
Investment income, net             -                      -                    -           $    20,643        $        20,643
------------------------- --------------------- ----------------------- ----------------- ------------------- ----------------

                   See independent accountants' review report

                                      (21)

                    YTB INTERNATIONAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2005 AND 2004
                                   (UNAUDITED)


NOTE 10 - BUSINESS COMBINATION
As described more fully in Note 1, a business combination structured as a statutory merger took place between the former Rezconnect Technologies, Inc. (referred to as the "Company" in this Note) and YourTravelBiz.com, Inc. ("YTB") on December 8, 2004. This merger was accounted for by use of the "purchase method", as prescribed by Statement of Financial Accounting Standards ("SFAS") No. 141, Business Combinations. In exchange for all of the outstanding common stock of YTB, the Company issued common stock (valued at $9,838,493) and Series B convertible preferred stock (valued at $5,418,952), or a total value of $15,257,445, to the stockholders of YTB. The total cost of this acquisition was allocated based upon the estimated fair values of the identifiable assets acquired and the fair values of the liabilities assumed at the date of acquisition. The recorded cost of the acquisition was based mainly on the number of sales representatives on hand at the time of contract negotiations during August 2004; financial projections of YTB, prepared and provided by YTB management; and on the estimated value of the Company's software development regarding two franchise systems, in addition to other intangible assets.

The total cost of this acquisition exceeded the net of the amounts assigned to assets acquired and liabilities assumed by $9,436,118, which was recorded as "goodwill". In accordance with SFAS No. 142, goodwill resulting from this acquisition has been recognized, but will not be amortized. This value representing goodwill will instead be tested for impairment on an annual basis.

Following is a summary of the  allocated  cost of the Company's  acquisition  of
YTB:


                                                        Asset
                                                     (Liability)
                                                     -----------
     Property  and equipment                     $      73,121
     Computer software                                   9,097
     Intangible assets (other than goodwill)         6,500,000
     Goodwill                                        9,436,118
     Short-term  debt                                 (102,342)
     Accounts payable and accrued expenses            (658,549)
                                                 -------------

             Net assets acquired                 $  15,257,445
                                                 =============

Management's primary reasons for acquiring YTB include the long-lasting business relationship between the two companies, with YTB being the primary customer of the Company. Other factors include management's belief that there is a larger growth potential as a combined company than as separate entities, among other reasons because of the referral marketing component that marketing contributes. More specifically, the merger is expected to increase travel market share in the retail sale of travel and travel-related services, a development that is unlikely using the prior brick and mortar agency business model. By acquiring marketing and combining the respective existing travel agency businesses of YTB and the Company, the merged entity provides both a new source of travel booking agencies plus an additional revenue source in the initial and ongoing monthly fees paid by the RTAs..

                   See independent accountants' review report

                                      (22)

                    YTB INTERNATIONAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2005 AND 2004
                                   (UNAUDITED)

NOTE 10 - BUSINESS COMBINATION (CONTINUED)

The estimated fair value of all identifiable assets acquired totaled $6,582,218. Goodwill was recognized in the amount of $9,436,118. Of the $6,500,000 of identifiable intangible assets acquired, $3,500,000 was assigned to trade names; $1,500,000 to internet domain names; and $1,500,000 to RTA sales agreements. Of these, only the RTA sales agreements (each of which having an estimated useful life of thirty-six months) are subject to amortization. With respect to the acquired intangible assets not subject to amortization, tests for impairment will be made on an annual basis.

As of June 30, 2005, the gross carrying amount and accumulated amortization of the RTA sales agreements ("agreements") was $1,500,000 and $291,667, respectively; amortization expense for the six months then ended totaled $250,000. Amortization expense of the agreements for the fiscal years ending December 31, 2005 and 2006 is estimated to be $500,000 in each of those years. The cost of the agreements will be fully amortized by November 30, 2007.

With respect to the acquired intangible assets recognized as assets apart from goodwill that are not subject to amortization, the respective gross carrying amounts as of June 30, 2005 are as follows: trade names - $3,500,000; internet domain names - $1,500,000. These intangibles have indefinite legal lives. As such, they are expected to contribute indefinitely to the Company's cash flows. No impairment losses have been recognized on these unamortized intangible assets.

The $9,436,118 of goodwill was assigned to the Company's business segments as follows: $7,022,105 to Franchise and Travel-Related Management Services; $1,172,679 to Internet-Based Technology Programs; and $1,241,334 to Online Travel Store Services.

The basis and method for determining the total acquisition cost of $15,257,445 included the following factors:
    o  YTB's customer-base and related revenue stream.
    o  YTB's operating system.
    o The number of representatives on YTB's sales force and related sales agreements.
    o The estimated value of YTB, based primarily on the above-listed factors, in comparison to the market value of the Company.

The cost of goodwill and all identifiable intangible assets acquired to be amortized and deducted for tax purposes for the years ending December 31, 2005 through 2018 is expected to be $1,062,408 in each of those years, which is based on current tax law that mandates use of the straight-line method over a period of 15 years for such assets. The cost goodwill will be fully amortized by November 30, 2007.

SFAS No. 141 requires the identification of the acquiring entity in a business combination. In this transaction effected through the exchange of equity interests, the Company (i.e., the former Rezconnect Technologies, Inc.) has been identified as the acquiring entity. Following are among the most pertinent facts and circumstances considered in the identification of the Company as the "acquiring entity" which, moreover, provides the rationale for the position taken that this transaction does not constitute a "reverse acquisition" as addressed in SFAS No. 141:

                   See independent accountants' review report


                                      (23)

                    YTB INTERNATIONAL, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2005 AND 2004
                                   (UNAUDITED)


NOTE 10 - BUSINESS COMBINATION (CONTINUED)

    o Day-to-day control continues to reside in the Company with its Chief Executive Officer ("CEO") at the parent company level (acknowledging that each operating subsidiary has its own Board of Directors and, accordingly, a degree of operational autonomy).
    o The Company's asset value constitutes more than 50% of the resulting total assets of the combined entity.
    o The CEO of the Company has convened and conducted each meeting of The Board of Directors that has occurred both before and after the merger.
    o The CEO of the Company continues to often be the sole signatory on filings with the Securities and Exchange Commission (SEC) and other documents.
    o  The CEO of the Company initiated and structured the merger with YTB.
    o Most funding and structuring initiatives continue to reside with the Company's CEO.
    o  The Company has provided funding to YTB prior to the merger.
    o The SEC reporting address and day-to-day operations emanate from the Company's New Jersey headquarters.


NOTE 11 - SOFTWARE LICENSE AGREEMENT AND DEVELOPMENT COSTS

During 2004, the former Rezconnect Technologies, Inc. ("Rezconnect") acquired a software license right to conduct its online franchise business. The total cost of this software license right was $45,000. Rezconnect has been given the option to make installment payments of $9,000 per year for five years. The cost of this software license is being amortized over its five-year life. During August 2004, Rezconnect acquired a new software right in the amount of $3,612. The cost of this software right is being amortized over its expected useful life of thirty-six months.


















                   See independent accountants' review report

                                      (24)

                            SUPPLEMENTARY INFORMATION
       (See independent registered public accounting firm's review report)







             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                          ON SUPPLEMENTARY INFORMATION




Our report on our reviews of the basic interim consolidated financial statements of YTB International, Inc. and subsidiaries as of June 30, 2005 and 2004, and for the six-month and three-month periods then ended, appears on page 1. Our reviews were made for the purpose of expressing limited assurance that there are no material modifications that should be made to the interim consolidated financial statements in order for them to be in conformity with U.S. generally accepted accounting principles. The information included in the accompanying interim consolidated supplementary schedules is presented only for supplementary analysis purposes. Such information has been subjected to the inquiry and analytical procedures applied in the reviews of the basic interim consolidated financial statements, and we are not aware of any material modifications that should be made thereto.








Dischino & Associates, P.C.
Certified Public Accountants
 and Business Consultants

August 25, 2005





                                      (25)

                    YTB INTERNATIONAL, INC. AND SUBSIDIARIES
                           SUPPLEMENTARY INFORMATION
         CONSOLIDATED SCHEDULES OF GENERAL AND ADMINISTRATIVE EXPENSES
                    SIX MONTHS ENDED JUNE 30, 2005 AND 2004
                                  (UNAUDITED)

                                                  2005          2004
                                                ----------   ----------

 Administrative salaried and leased employees   $1,053,448   $  261,459
 Payroll taxes ..............................       33,528       22,253
 Advertising ................................       10,646          -
 Auto expense ...............................      216,173        8,953
 Bank fees and service charges ..............       13,735        1,562
 Consultant fees ............................      121,015       52,080
 Contract labor .............................      283,397          -
 Computer expense ...........................       19,983       13,036
 Charitable contributions ...................        3,960          -
 Credit card fees ...........................      181,414          -
 Dues and subscriptions .....................       20,419       28,346
 Employee benefits ..........................        1,340          -
 Equipment leases ...........................       15,928        4,787
 Minor equipment ............................        7,830        4,522
 Licenses and permits .......................        1,710          -
 Management fees ............................       24,583          -
 Meeting and convention .....................       31,135          -
 Miscellaneous ..............................        7,428          -
 Office rent ................................      128,981       97,136
 Travel and entertainment ...................       46,100          -
 Office supplies and expenses ...............      160,094        9,852
 Printing ...................................      247,029        4,537
 Postage and delivery .......................       65,013       10,751
 Insurance ..................................       44,456       30,895
 Professional fees ..........................      142,213       43,170
 Training and recruitment ...................        5,000          -
 Telephone ..................................       18,435        7,050
 Website processing and user fees ...........      370,915          -
                                                ----------   ----------

 TOTAL GENERAL AND ADMINISTRATIVE EXPENSES ..   $3,275,908   $  600,389
                                                ==========   ==========

        See independent accountants' report on supplementary information

                                      (26)

                    YTB INTERNATIONAL, INC. AND SUBSIDIARIES
                           SUPPLEMENTARY INFORMATION
         CONSOLIDATED SCHEDULES OF GENERAL AND ADMINISTRATIVE EXPENSES
                   THREE MONTHS ENDED JUNE 30, 2005 AND 2004
                                  (UNAUDITED)
                                                   2005         2004
                                               ----------   ----------

Administrative salaried and leased employees   $  520,751   $  135,752
Payroll taxes ..............................       12,473        9,280
Advertising ................................        4,742          -
Auto expense ...............................       95,448        4,930
Bank fees and service charges ..............        7,470          627
Consultant fees ............................       59,215       23,820
Contract labor .............................      172,864          -
Computer expense ...........................       14,860        5,283
Charitable contributions ...................           --          -
Credit card fees ...........................      121,398          -
Dues and subscriptions .....................       13,119       21,501
Employee benefits ..........................        1,046          -
Equipment leases ...........................       10,890        3,085
Minor equipment ............................        1,789        2,490
Licenses and permits .......................          549          -
Management fees ............................       16,666          -
Meetings and conventions ...................        7,520          -
Miscellaneous ..............................          327          -
Office rent ................................       62,191       34,849
Travel and entertainment ...................       15,309          -
Office supplies and expenses ...............       87,153        3,811
Printing and reproduction ..................      149,148        1,728
Postage and delivery .......................       26,145        7,112
Insurance ..................................       26,399       14,440
Professional fees ..........................       77,960       25,720
Training and recruitment ...................          -            -
Telephone ..................................        8,369        3,897
Website processing and user fees ...........      239,105          -
                                               ----------   ----------

TOTAL GENERAL AND ADMINISTRATIVE EXPENSES ..   $1,752,906   $  298,325
                                               ==========   ==========

        See independent accountants' report on supplementary information


                                      (27)

                                                                      EXHIBIT G3


                             YOURTRAVELBIZ.COM, INC.

                              FINANCIAL STATEMENTS
                          AND SUPPLEMENTARY INFORMATION

                      NINE MONTHS ENDED SEPTEMBER 30, 2004

                             YOURTRAVELBIZ.COM, INC.

                                TABLE OF CONTENTS

                      NINE MONTHS ENDED SEPTEMBER 30, 2004



                                                                        Page
                                                                        ----

Independent Auditors' Report                                              1

Financial Statements

   Balance Sheet                                                          2

   Statement of Operations and Accumulated Deficit                        3

   Statement of Cash Flows                                                4

Notes to Financial Statements                                             5 - 10

Independent Auditors' Report on Supplementary Information                 11

Supplementary Information

        Schedule of Selling, General and Administrative Expenses          12

                                           INDEPENDENT AUDITORS' REPORT


To the Stockholders
YourTravelbiz.com, Inc.
Alton, Illinois

We have audited the accompanying balance sheet of YourTravelbiz.com, Inc. as of September 30, 2004, and the related statements of operations and accumulated deficit, and cash flows for the nine months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of YourTravelbiz.com, Inc. as of September 30, 2004, and the results of its operations and its cash flows for the nine months then ended, in conformity with accounting principles generally accepted in the United States of America.





Dischino & Associates, P.C.
Certified Public Accountants
 and Business Consultants


May 31, 2005


                                                        (1)

                            YOURTRAVELBIZ.COM, INC.
                                 BALANCE SHEET
                               SEPTEMBER 30, 2004



                             ASSETS

  CURRENT ASSETS
        Current portion of prepaid commissions ..................   $ 1,488,945

  PROPERTY AND EQUIPMENT ........................................        82,832

  OTHER ASSETS
        Prepaid commissions, less current portion ...............     1,623,434
        Software development costs,
           net of accumulated amortization of $27,386 ...........        10,614
        Deferred tax asset-Federal ..............................       358,552
        Deferred tax asset-State ................................        50,620
                                                                    -----------
  TOTAL OTHER ASSETS ............................................     2,043,220
                                                                    -----------

  TOTAL ASSETS ..................................................   $ 3,614,997
                                                                    ===========


               LIABILITIES AND STOCKHOLDERS' EQUITY

  CURRENT LIABILITIES
        Notes payable ...........................................   $   131,489
        Accounts payable and accrued expenses ...................       295,834
        Current portion of deferred revenue .....................     1,488,945
        Interest payable ........................................        11,536
        Sales tax payable .......................................           454
                                                                    -----------
  TOTAL CURRENT LIABILITIES .....................................     1,928,258

  LONG-TERM LIABILITIES
        Deferred revenue, less current portion ..................     1,623,434
        Due to founder ..........................................        53,053
                                                                    -----------
  TOTAL LONG-TERM LIABILITIES ...................................     1,676,487
                                                                    -----------

  TOTAL LIABILITIES .............................................     3,604,745

  STOCKHOLDERS' EQUITY
        Common stock, no par value, 20,000,000 shares authorized,
            11,965,000 shares issued and outstanding ............     1,251,000
        Accumulated deficit .....................................    (1,240,748)
                                                                    -----------
  TOTAL STOCKHOLDERS' EQUITY ....................................        10,252
                                                                    -----------

  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ....................   $ 3,614,997
                                                                    ===========


       See independent auditors' report and notes to financial statements


                                      (2)

                            YOURTRAVELBIZ. COM, INC.
                STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
                      NINE MONTHS ENDED SEPTEMBER 30, 2004


REVENUE
      New RTA sales ........................   $   855,573
      Monthly maintenance fees .............     2,553,008
      Printing and administrative services .       607,332
                                               -----------
                                                 4,015,913
      Less returns and allowances ..........       339,655
                                               -----------

TOTAL REVENUE ..............................     3,676,258

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES     3,982,020
                                               -----------

LOSS FROM OPERATIONS .......................      (305,762)

OTHER INCOME (EXPENSE)
      Interest income ......................         7,770
      Interest expense .....................       (53,245)
                                               -----------
TOTAL OTHER EXPENSE ........................       (45,475)
                                               -----------

NET LOSS ...................................      (351,237)

ACCUMULATED DEFICIT, BEGINNING OF PERIOD ...      (889,511)
                                               -----------

ACCUMULATED DEFICIT, END OF PERIOD .........   $(1,240,748)
                                               ===========



       See independent auditors' report and notes to financial statements


                                      (3)

                            YOURTRAVELBIZ.COM, INC.
                            STATEMENT OF CASH FLOWS
                      NINE MONTHS ENDED SEPTEMBER 30, 2004



 CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss ....................................................   $  (351,237)
    Adjustments to reconcile net loss to net cash
        used by operating activities:
            Depreciation and amortization .......................        63,276
            Changes in assets and liabilities:
                Increase in prepaid commissions .................    (1,515,736)
                Decrease in interest receivable .................         8,888
                Increase in accounts payable and accrued expenses       105,787
                Increase in revenue received in advance .........     1,515,736
                Increase in interest payable ....................        11,536
                                                                    -----------
 NET CASH USED BY OPERATING ACTIVITIES ..........................      (161,750)

 CASH FLOWS FROM INVESTING ACTIVITIES
            Disposition of equipment ............................       157,428
            Acquisition of equipment ............................       (14,094)
            Acquisition of vehicles .............................       (92,092)
                                                                    -----------
 NET CASH PROVIDED BY INVESTING ACTIVITIES ......................        51,242

 CASH FLOWS FROM FINANCING ACTIVITIES
            Proceeds from short term borrowings .................       128,656
            Repayment of loans from related party ...............        30,000
            Cash advances .......................................       (73,354)
            Loans to shareholders ...............................          (425)
            Loan repayments to founder ..........................       (94,215)
                                                                    -----------
 NET CASH USED BY FINANCING ACTIVITIES ..........................        (9,338)
                                                                    -----------

 NET DECREASE IN CASH ...........................................      (119,846)

 CASH OVERDRAFT, BEGINNING OF PERIOD ............................        (7,905)
                                                                    -----------

 CASH OVERDRAFT, END OF PERIOD ..................................   $  (127,751)
                                                                    ===========


 Supplemental disclosure of cash flow information:
    Interest paid during the period .............................   $     2,398




       See independent auditors' report and notes to financial statements


                                      (4)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      NINE MONTHS ENDED SEPTEMBER 30, 2004


NOTE 1 - NATURE OF OPERATIONS

YourTravelbiz.com, Inc. (the "Company") is an Illinois corporation that was incorporated in February 2001. The Company operates as a leading internet-based travel store marketing business. Its main product is online travel agencies. It also provides maintenance and training services related to the operation of online travel agencies. Its product has been sold across America to hundreds of brick and mortar franchised travel agents for tens of thousands of dollars. It operates its business through the power of referral marketing to provide independent business owners with the ultimate home-based business solutions.

The Company's operation is based on multi-level marketing (MLM). MLM is also called network marketing - a business model which exemplifies direct marketing. The Company has adopted this business model in its operation. Typically, personally sponsored representatives (Reps) become associated with the Company in a contractor-like relationship. These Reps receive remuneration for referring new business owners who purchase the online travel agency product. The Company has structured three teams of Reps who can qualify to earn income. The first team is built with the help of one of the Company's leaders and is called the "1st Team". The Reps will become the leaders who build the second team, which is called the "Power Team". The third team is called the "Dream Team", which is built by others with some help from the Reps in the Power Team.

The 1st Team is made of personally sponsored sales representatives plus the Reps they sponsor, and so on. When a Rep is qualified to override, by having four active personally sold Online Travel Agencies, the Rep will earn a 50% match of the commissions earned by all personally sponsored Reps in the 1st Team. The 1st Team is considered complete when this Rep:

         o Personally sponsors 3 or more Reps, and
         o Has 6 active RTA's (Referred Travel Agency) enrolled by this Rep and/or this Rep's 1st Team Reps

Once the 1st Team is complete, the sponsored Rep qualifies to start his or her Power Team with additional Reps. The Power Team includes the 1st Team of every Rep and the Reps in the Power Team through infinity. When one of the personally sponsored Reps' Power Team Reps starts a Power Team (regardless of depth), that Power Team becomes a 1st Generation Dream Team to the sponsored Reps. When a 1st Generation Rep starts a Power Team (regardless of depth), that Power Team becomes a 2nd Generation Dream Team to the sponsored Reps. This continues through six generations of Power Teams, and is called the sponsored Rep's Dream Team.

In order to operate its electronic commerce business, during the year the Company signed an exclusive 20-year management agreement to receive travel website hosting services with a travel technology company. The website hosting service offers its members with an interactive consumer website. Further, the service provides its members all travel arrangements from the online sites.


                        See independent auditors' report

                                       (5)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      NINE MONTHS ENDED SEPTEMBER 30, 2004

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of accounting
-------------------
These financial statements have been prepared in accordance with U.S. generally accepted accounting principles, using the accrual method. Accordingly, revenues are recorded in the period in which they are earned and expenses in the period in which they are incurred.

Use of estimates
----------------
The preparation of financial statements in conformity with U.S. generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue recognition
-------------------
The Company generates revenue from the selling of online travel agencies, and from providing maintenance and training services to the new business owners of such online travel agencies. These online revenues are generated from new referring travel agent ("RTA") sales and existing RTA maintenance fees. An initial up-front sign-up fee, comprised of four separate components, is required of each new RTA. However, not one of the fee components (namely, for the preparation and delivery of training materials; the establishment of a website; the setup in the online system that permits immediate tracking of RTA revenue; and also residual RTA benefits) has a standalone value or represents the culmination of a separate earnings process. As such, and in accordance with Issue No. 00-21 of the Emerging Issues Task Force, a committee established by the Financial Accounting Standards Board (FASB), the recognition of all up-front fees received from new RTA sales is deferred. Such fees are recognized as income over a period of thirty-six months, which is the average historical RTA turnover rate. The current and noncurrent deferred portions of such fees received are reflected as liabilities in the accompanying balance sheet. A 3-day right-of-return period is extended to each new RTA; after such time no refund is available. Monthly hosting and service fees are recognized in the month after the services are provided; site fees are recognized as revenue in the month that the service is provided; license fees are recognized 30 days following the expiration of the license period. The associated rights of customers and obligations of the Company over the period of the relationship are described in detail in the master franchise agreement.

Expense recognition of commission costs
The Company incurs commission costs that are directly related to the origination of new RTA sales; sales which result in the deferral of revenue. Such incremental direct commission costs are capitalized in accordance with FASB Technical Bulletin No. 90-1 (FTB 90-1). In addition, the Company has elected to account for such commission costs in accordance with FTB 90-1, by deferring and charging such costs to expense in proportion to the related revenue recognized, over the same deferral period of thirty-six months.

Cash and cash equivalents
-------------------------
For purposes of reporting cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.



                        See independent auditors' report
                                       (6)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      NINE MONTHS ENDED SEPTEMBER 30, 2004


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property, equipment and depreciation
Property and equipment is stated at cost and is depreciated over the estimated useful lives of the related assets. Depreciation is computed by use of the double-declining method for both reporting and income tax purposes. Property and equipment is summarized by major classification as follows:

Automobiles                                   $    107,138
Office equipment                                    82,888
Furniture and fixtures                              26,096
                                                ----------
         Total cost                                216,122
  Less: accumulated depreciation                   133,290
                                                 ---------
                                             $      82,832

Capitalized software costs
--------------------------
Pursuant to Statement of Position  No.  98-1,  Accounting  for Costs of Computer
Software Developed or Obtained for Internal Use, issued by the American Institute of Certified Public Accountants, the Company capitalizes certain costs incurred during an internal use software development project, including costs related to applications, infrastructure, and graphics development for the Company's website. Capitalized costs consist of the cost of the software license agreement (Note 3), and certain external direct costs of materials and licensor provided services incurred in developing the software for its specific applications. Capitalized software costs are being amortized on a straight-line basis over their expected useful life of sixty months.

Income taxes
------------
The Company accounts for income taxes in accordance with Statement of Financial Accounting Standard ("SFAS") No. 109, Accounting for Income Taxes, which requires the recognition of deferred income taxes for differences between the basis of assets and liabilities for financial statement and income tax purposes. Deferred tax assets and liabilities represent the future tax consequence for those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.


NOTE 3 - SOFTWARE LICENSE AGREEMENT AND DEVELOPMENT COSTS
In November 2002, the Company entered into a two-year agreement to license software designed for, and expected to be utilized by, the Company in its electronic commerce activities. In connection therewith, the Company paid the licensor an aggregate of $38,000 for the development and testing cost, and $5,000 for additional compensation plan programming cost.

NOTE 4 - LOANS TO STOCKHOLDERS
Loans to stockholders, representing advances to stockholders, bear an eight percent interest rate and are due in 2009. The balance of these loans as of September 30, 2004 was $41,925.

                        See independent auditors' report
                                       (7)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      NINE MONTHS ENDED SEPTEMBER 30, 2004


NOTE 5 - COMMITMENTS AND CONTINGENCIES

Operating Leases
----------------
The Company leases its office space from an affiliated company under common ownership. There are no express terms regarding the rental obligation of the Company. Total rent expense recognized for the nine months ended September 30, 2004 was $31,000.

In addition, the Company leases its copy machines under non-cancelable operating leases expiring in various years through 2006. Future minimum payments under such leases in excess of one year are approximated as follows:

Twelve month period ending September 30,                      Amount
----------------------------------------                      ------
               2005                                          $ 7,914
               2006                                            7,914
                                                              ------
                        Total                                $15,828
                                                              ======


Legal Proceedings
-----------------
The Company is involved in legal proceedings incurred in the normal course of business. At September 30, 2004, in the opinion of management, there are no proceedings that would have a material effect on the financial position of the Company if adversely decided.


NOTE 6 - NOTES PAYABLE

Notes payable at September 30, 2004 consist of the following:

5% promissory note in connection with vehicle
purchase.  Interest and principal are payable in
monthly installments of $1,000 for 12 months,
due February 28, 2005.                                         $   46,499

5% promissory note in connection with vehicle
purchase.  Interest and principal are payable
in monthly installments of $1,000 for 12 months,
due March 4, 2005.                                                 34,990

3% short term note in connection with operations
financing. Interest and principal became due
August 2, 2004.                                                    50,000
                                                                   ------

Total                                                           $ 131,489
                                                                  =======



                        See independent auditors' report
                                       (8)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      NINE MONTHS ENDED SEPTEMBER 30, 2004


NOTE 7 - RELATED PARTY TRANSACTIONS
In the normal course of business, the Company conducts certain transactions with the shareholders and directors of the Company as well as with other related parties affiliated by common control.

Since inception, the founder has provided funding to the Company to operate its business at various times. All loans made by the founder bear a 12% interest rate. As of September 30, 2004, the balance of these loans amounted to $53,053.

In addition, two of the shareholders of the Company received consulting income and bonuses in the amount of $10,000 in the year 2004.


NOTE 8 - MARKETING COMPENSATION PLAN

The Company offers a compensation plan to its sales representatives while its sales revenue multiplies by the power of referral marketing. Representatives are paid direct sales commissions, override compensation (if qualified) and other bonus incentives based upon the amount of each representative's sales, or enrolled referrals.

Direct Sales Commission

Independent Marketing Representatives receive direct sales commissions of $50 on all personal sales. They also receive an additional $50 Power Team Bonus beginning with the fourth personal sale. Direct sales commissions are paid on a weekly basis, based upon the amount of the previous week's sales. Residual commissions are paid on a monthly basis for active representatives, following the month earned. Bonuses are earned by maintaining a minimum number of personal enrollments. Commission costs are capitalized and recognized as expense in proportion to the related revenue recognized, over a period of thirty-six months.


First Team Paycheck Match
Reps can also qualify to earn 50% "Paycheck Match" for each personally sponsored Rep, regardless of how big their checks become. If an independent Rep's personally sponsored Rep earns $1,000, the second earns $2,000 and the third earns $5,000 ($8,000 total), the independent Rep's 50% "Paycheck Match" will be $4,000.

Power Team Bonus
Each independent Rep's Power Team starts with the 4th personally sponsored Rep and includes the 1st Team of every Rep in the Power Team through infinity. Qualifiers will earn $50 on the first three sales made by every Rep in the Power Team. Each independent Rep can either continue placing personally sponsored people directly to him or her, or under someone in their Power Team. As long as these RTAs are active, the independent Rep not only makes the Power Team bonus, but he or she also receives the 50% "Paycheck Match".




                                         See independent auditors' report
                                                        (9)
                                              YOURTRAVELBIZ.COM, INC.
                                           NOTES TO FINANCIAL STATEMENTS
                                       NINE MONTHS ENDED SEPTEMBER 30, 2004


NOTE 8 - MARKETING COMPENSATION PLAN (CONTINUED)

Dream Team Bonus
----------------
When one of the independent Rep's Power Team members starts their own Power Team, that Power Team becomes a "1st Generation Team" to the independent Rep. When a 1st Generation Rep starts his own Power Team, this Power Team becomes "2nd Generation" to the independent Rep. This continues through six generations of Power Teams. Qualifiers will earn $10 on every sale made by all Reps through six generations of Power Teams, otherwise known as "Dream Team".

Monthly Residuals
-----------------
Each active RTA pays a $49.95 monthly subscriber fee for their virtual online travel store. Qualified independent Reps earn 4% residual income on every active RTA subscriber enrolled by any Rep in the independent Rep Power Team and the Power Teams of the independent Rep 1st, 2nd and 3rd Generation Dream Teams. In addition, the independent Rep will earn 2% per month on the Power Teams of his or her 4th, 5th and 6th Generation Dream Teams.


NOTE 9 - STOCKHOLDERS' EQUITY
In February 2004, the Company issued 2,000,000 shares of no par value common stock, no proceeds were received. As of September 30, 2004, the Company has 11,965,000 shares of common stock issued and outstanding.

NOTE 10 - SUBSEQUENT EVENTS

Beginning October 1, 2004, the Company increased its new RTA sign up fee from $349.95 to $399.95. In November 2004, the Company extended its software license right for one additional year in connection with its MLM online business. Such licensing revenue is immaterial in relation to the overall revenues of the Company.

On December 8, 2004, the Company was acquired by Rezconnect Technologies, Inc. ("Rezconnect"), a publicly-held New York corporation, in a business combination structured as a statutory merger under New York State law and the reorganization provisions of the Internal Revenue Code. This acquisition, recorded at a total value of $15,257,445, was effected through an exchange of equity interests, with Rezconnect exchanging 7,430,000 shares of its common stock and 4,092,376 shares of its Series B convertible preferred stock for 100% of the outstanding common stock of the Company.

On January 4, 2005, the assets of this combined entity were assigned respectively to three newly-organized privately-held Delaware corporations, with each new entity becoming a wholly-owned subsidiary of Rezconnect on that date. Further, on January 4, 2005 Rezconnect re-incorporated in the State of Delaware and changed its name to YTB International, Inc. ("YTBL"). As a consequence of this Delaware merger and associated re-incorporation, YTBL became the successor to Rezconnect and its three subsidiaries, with each subsidiary becoming a wholly-owned subsidiary of YTBL on that date.


                        See independent auditors' report
                                      (10)











                          INDEPENDENT AUDITORS' REPORT
                          ON SUPPLEMENTARY INFORMATION



To the Stockholders
YourTravelbiz.com, Inc.
Alton, Illinois


Our report on our audit of the basic financial statements of YourTravelbiz.com, Inc. as of September 30, 2004, and for the nine months then ended, appears on page 1. That audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedule of selling, general and administrative expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the basic financial statements and, accordingly, we express no opinion on it.





Dischino & Associates, P.C.
Certified Public Accountants
 and Business Consultants




May 31, 2005


                                      (11)

                            YOURTRAVEL BIZ.COM, INC.
            SCHEDULE OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
                   NINE MONTHS ENDED SEPTEMBER 30, 2004 (11)


       Advertising                                           $            2,923
       Apparel                                                           25,713
       Audio and video                                                   37,288
       Auto                                                              38,486
       Bank charges                                                       9,525
       Commissions and bonuses                                        1,737,339
       Conventions and presentations                                     47,655
       Copier maintenance and supplies                                    4,559
       Credit card processing fees                                      114,856
       Depreciation and amortization                                     63,276
       Equipment rental                                                   6,294
       Insurance                                                          3,336
       Legal and professional                                            95,097
       Licenses and permits                                                 217
       Meals and entertainment                                           19,262
       Meeting expenses                                                  13,717
       Office expense                                                    50,059
       Operating expenses                                                   957
       Outside services                                                 347,085
       Payroll taxes                                                     56,632
       Postage and freight                                               99,637
       Printing and reproduction                                         73,918
       Processing fees                                                   97,387
       Promotional expenses                                               4,704
       Rent                                                              31,000
       Repairs and maintenance                                            1,274
       Telephone                                                         35,950
       Travel                                                            94,150
       Travel agency                                                      4,794
       Training                                                          35,847
       Utilities                                                            178
       Wages                                                            566,324
       Web fees                                                         262,581
                                                               -----------------

TOTAL SELLING, GENERAL AND ADMINISTRATIVE EXPENSES           $        3,982,020
                                                              =================

       See independent auditors' report and notes to financial statements



                             YOURTRAVELBIZ.COM, INC.

                              FINANCIAL STATEMENTS
                          AND SUPPLEMENTARY INFORMATION

                          YEAR ENDED DECEMBER 31, 2003

                             YOURTRAVELBIZ.COM, INC.

                                TABLE OF CONTENTS

                          YEAR ENDED DECEMBER 31, 2003



                                                                       Page
                                                                       ----

Independent Auditors' Report                                             1

Financial Statements

   Balance Sheet                                                         2

   Statement of Operations                                               3

   Statement of Changes in Stockholders' Equity                          4

   Statement of Cash Flows                                               5

Notes to Financial Statements                                            6 - 11

Independent Auditors' Report on Supplementary Information                12

Supplementary Information

   Schedule of Selling, General and Administrative Expenses              13

                          INDEPENDENT AUDITORS' REPORT


To the Stockholders
YourTravelbiz.com, Inc.
Alton, Illinois

We have audited the accompanying balance sheet of YourTravelbiz.com, Inc. as of December 31, 2003, and the related statements of operations and accumulated deficit, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of YourTravelbiz.com, Inc. as of December 31, 2003, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.





Dischino & Associates, P.C.
Certified Public Accountants
 and Business Consultants




May 31, 2005



                                       (1)

                            YOURTRAVELBIZ.COM, INC.
                                 BALANCE SHEET
                               DECEMBER 31, 2003

                        ASSETS

  CURRENT ASSETS
        Current portion of prepaid commissions ..................   $   752,141

  PROPERTY AND EQUIPMENT ........................................       192,803

  OTHER ASSETS
        Prepaid commissions, less current portion ...............       844,502
        Software development costs,
        net of accumulated amortization of $22,838 ..............        15,162
        Deferred tax assets .....................................       409,172
        Due from shareholders ...................................        41,500
        Other assets ............................................       115,421
                                                                    -----------
  TOTAL OTHER ASSETS ............................................     1,425,757
                                                                    -----------

  TOTAL ASSETS ..................................................   $ 2,370,701
                                                                    ===========

               LIABILITIES AND STOCKHOLDERS' EQUITY

  CURRENT LIABILITIES
        Notes payable ...........................................   $     2,834
        Accounts payable and accrued expenses ...................        56,543
        Current portion of deferred revenue .....................       752,141
        Payroll and sales taxes payable .........................        14,111
                                                                    -----------
  TOTAL CURRENT LIABILITIES .....................................       825,629

  LONG-TERM LIABILITIES
        Deferred revenue, less current portion ..................       844,502
        Due to founder ..........................................       339,081
                                                                    -----------
  TOTAL LONG-TERM LIABILITIES ...................................     1,183,583
                                                                    -----------

  TOTAL LIABILITIES .............................................     2,009,212

  STOCKHOLDERS' EQUITY
        Common stock, no par value, 20,000,000 shares authorized,
            9,965,000 shares issued and outstanding .............     1,251,000
        Accumulated deficit .....................................      (889,511)
                                                                    -----------

  TOTAL STOCKHOLDERS' EQUITY ....................................       361,489
                                                                    -----------

  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ....................   $ 2,370,701
                                                                    ===========


                        See independent auditors' report

                                       (2)

                            YOURTRAVELBIZ. COM, INC.
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003


REVENUE
      New RTA sales ........................   $   551,849
      Monthly maintenance fees .............     1,797,478
      Printing and administrative services .       133,216
                                               -----------
                                                 2,482,543
      Less returns and allowances ..........       151,094
                                               -----------

TOTAL REVENUE ..............................     2,331,449

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES     2,544,894
                                               -----------

LOSS FROM OPERATIONS .......................      (213,445)

OTHER INCOME (EXPENSE)
      Interest income ......................         6,672
      Interest expense .....................      (196,692)
                                               -----------
TOTAL OTHER EXPENSE ........................      (190,020)
                                               -----------

LOSS BEFORE INCOME TAXES ...................      (403,465)

INCOME TAXES
      Deferred tax benefit - Federal .......      (120,056)
      Deferred tax benefit - State .........       (16,949)
                                               -----------
TOTAL INCOME TAX BENEFIT ...................      (137,005)
                                               -----------

NET LOSS ...................................   $  (266,460)
                                               ===========

                        See independent auditors' report

                                       (3)

                             YOURTRAVELBIZ.COM, INC.
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                          YEAR ENDED DECEMBER 31, 2003


                                              Common                     Accumulated
                                               Stock        Deficit          Total
                                            -----------   -----------    -----------

Balance, beginning of year ..............   $     1,000   $  (623,051)   $  (622,051)

Common stock issued during the year .....     1,250,000          --        1,250,000

Net loss for the year ...................          --        (266,460)      (266,460)
                                            -----------   -----------    -----------

Balance, end of year ....................   $ 1,251,000   $  (889,511)   $   361,489
                                            ===========   ===========    ===========


                        See independent auditors' report


                                       (4)

                            YOURTRAVELBIZ.COM, INC.
                            STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 2003



CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss ....................................................   $  (266,460)
   Adjustments to reconcile net loss to net cash used
       by operating activities:
           Depreciation and amortization .......................        98,753
           Accrued interest included in loans ..................       188,244
           Changes in assets and liabilities:
               Increase in prepaid commissions .................      (734,422)
               Increase in deferred tax assets .................      (137,005)
               Increase in interest receivable .................        (6,672)
               Decrease in accounts payable and accrued expenses        (5,883)
               Increase in revenue received in advance .........       734,422
                                                                   -----------
NET CASH USED BY OPERATING ACTIVITIES ..........................      (129,023)

CASH FLOWS FROM INVESTING ACTIVITIES
       Acquisition of furniture and equipment ..................        (6,672)
       Cash advances ...........................................       (45,500)
       Loans to shareholders ...................................       (74,833)
                                                                   -----------
NET CASH USED BY INVESTING ACTIVITIES ..........................      (127,005)

CASH FLOWS FROM FINANCING ACTIVITIES
       Repayments of principal portion of loans ................      (247,903)
       Proceeds from issuance of common stock ..................     1,250,000
       Loan repayments to founder ..............................      (718,694)
                                                                   -----------
NET CASH PROVIDED BY FINANCING ACTIVITIES ......................       283,403
                                                                   -----------

NET INCREASE IN CASH ...........................................        27,375

CASH OVERDRAFT, BEGINNING OF YEAR ..............................       (35,280)
                                                                   -----------

CASH OVERDRAFT, END OF YEAR ....................................   $    (7,905)
                                                                   ===========



Supplemental disclosure of cash flow information:
   Interest paid during the year ...............................   $     8,448



                        See independent auditors' report


                                       (5)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2003



NOTE 1 - NATURE OF OPERATIONS

YourTravelbiz.com, Inc. (the "Company") is an Illinois corporation that was incorporated in February 2001. The Company operates as a leading internet-based travel store marketing business. Its main product is online travel agencies. It also provides maintenance and training services related to the operation of online travel agencies. Its product has been sold across America to hundreds of brick and mortar franchised travel agents for tens of thousands of dollars. It operates its business through the power of referral marketing to provide independent business owners with the ultimate home-based business solutions.

The Company's operation is based on multi-level marketing (MLM). MLM is also called network marketing - a business model which exemplifies direct marketing. The Company has adopted this business model in its operation. Typically, personally sponsored representatives (Reps) become associated with the Company in a contractor-like relationship. These Reps receive remuneration for referring new business owners who purchase the online travel agency product. The Company has structured three teams of Reps who can qualify to earn income. The first team is built with the help of one of the Company's leaders and is called the "1st Team". The Reps will become the leaders who build the second team, which is called the "Power Team". The third team is called the "Dream Team", which is built by others with some help from the Reps in the Power Team.

The 1st Team is made of personally sponsored sales representatives plus the Reps they sponsor, and so on. When a Rep is qualified to override, by having four active personally sold Online Travel Agencies, the Rep will earn a 50% match of the commissions earned by all personally sponsored Reps in the 1st Team. The 1st Team is considered complete when this Rep:

         o Personally sponsors 3 or more Reps, and
         o Has 6 active RTA's (Referred Travel Agency) enrolled by this Rep and/or this Rep's 1st Team Reps

Once the 1st Team is complete, the sponsored Rep qualifies to start his or her Power Team with additional Reps. The Power Team includes the 1st Team of every Rep and the Reps in the Power Team through infinity. When one of the personally sponsored Reps' Power Team Reps starts a Power Team (regardless of depth), that Power Team becomes a 1st Generation Dream Team to the sponsored Reps. When a 1st Generation Rep starts a Power Team (regardless of depth), that Power Team becomes a 2nd Generation Dream Team to the sponsored Reps. This continues through six generations of Power Teams, and is called the sponsored Rep's Dream Team.

In order to operate its electronic commerce business, during the year the Company signed an exclusive 20-year management agreement to receive travel website hosting services with a travel technology company. The website hosting service offers its members with an interactive consumer website. Further, the service provides its members all travel arrangements from the online sites.

                        See independent auditors' report

                                       (6)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2003

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of accounting
-------------------

These financial statements have been prepared in accordance with U.S.generally accepted accounting principles, using the accrual method. Accordingly, revenues are recorded in the period in which they are earned and expenses in the period in which they are incurred.


Use of estimates
----------------

The preparation of financial statements in conformity with U.S. generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Revenue recognition
-------------------

The Company generates revenue from the selling of online travel agencies, and from providing maintenance and training services to the new business owners of such online travel agencies. These online revenues are generated from new referring travel agent ("RTA") sales and existing RTA maintenance fees. An initial up-front sign-up fee, comprised of four separate components, is required of each new RTA. However, not one of the fee components (namely, for the preparation and delivery of training materials; the establishment of a website; the setup in the online system that permits immediate tracking of RTA revenue; and also residual RTA benefits) has a standalone value or represents the culmination of a separate earnings process. As such, and in accordance with Issue No. 00-21 of the Emerging Issues Task Force, a committee established by the Financial Accounting Standards Board (FASB), the recognition of all up-front fees received from new RTA sales is deferred. Such fees are recognized as income over a period of thirty-six months, which is the average historical RTA turnover rate. The current and noncurrent deferred portions of such fees received are reflected as liabilities in the accompanying balance sheet. A 3-day right-of-return period is extended to each new RTA; after such time no refund is available. Monthly hosting and service fees are recognized in the month after the services are provided; site fees are recognized as revenue in the month that the service is provided; license fees are recognized 30 days following the expiration of the license period. The associated rights of customers and obligations of the Company over the period of the relationship are described in detail in the master franchise agreement.

Expense recognition of commission costs
---------------------------------------
The Company incurs commission costs that are directly related to the origination of new RTA sales; sales which result in the deferral of revenue. Such incremental direct commission costs are capitalized in accordance with FASB Technical Bulletin No. 90-1 (FTB 90-1). In addition, the Company has elected to account for such commission costs in accordance with FTB 90-1, by deferring and charging such costs to expense in proportion to the related revenue recognized, over the same deferral period of thirty-six months.


Cash and cash equivalents
-------------------------
For purposes of reporting cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.


                        See independent auditors' report

                                       (7)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2003



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property, equipment and depreciation
------------------------------------
Property and equipment is stated at cost and is depreciated over the estimated useful lives of the related assets. Depreciation is computed by use of the double-declining method for both reporting and income tax purposes. Property and equipment is summarized by major classification as follows:

Automobiles                              $      15,046
Office equipment                               428,795
Furniture and fixtures                          26,096
                                            ----------
         Total cost                            469,937
  Less: accumulated depreciation               277,134
                                            ----------
                                         $     192,803
                                            ==========

Capitalized software costs
--------------------------
Pursuant to Statement of Position  No.  98-1,  Accounting  for Costs of Computer
Software Developed or Obtained for Internal Use, issued by the American Institute of Certified Public Accountants, the Company capitalizes certain costs incurred during an internal use software development project, including costs related to applications, infrastructure, and graphics development for the Company's website. Capitalized costs consist of the cost of the software license agreement (Note 3), and certain external direct costs of materials and licensor provided services incurred in developing the software for its specific applications. Capitalized software costs are being amortized on a straight-line basis over their expected useful life of sixty months.

Income taxes
------------
The Company accounts for income taxes in accordance with Statement of Financial Accounting Standard ("SFAS") No. 109, Accounting for Income Taxes, which requires the recognition of deferred income taxes for differences between the basis of assets and liabilities for financial statement and income tax purposes. Deferred tax assets and liabilities represent the future tax consequence for those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.


NOTE 3 - SOFTWARE LICENSE AGREEMENT AND DEVELOPMENT COSTS
In November 2002, the Company entered into a two-year agreement to license software designed for, and expected to be utilized by, the Company in its electronic commerce activities. In connection therewith, the Company paid the licensor an aggregate of $38,000 for the development and testing cost, and $5,000 for additional compensation plan programming cost.



                        See independent auditors' report

                                       (8)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2003


NOTE 4 - LOANS TO STOCKHOLDERS
Loans to stockholders, representing advances to stockholders, bear an eight percent interest rate and are due in 2009. The balance of these loans as of December 31, 2003 was $41,500.


NOTE 5 - COMMITMENTS AND CONTINGENCIES

Operating Leases
----------------
The Company leases its office space from an affiliated company under common ownership. There are no express terms regarding the rental obligation of the Company. Total rent expense recognized in the year ended December 31, 2003 was $3,000.

In addition, the Company leases its copy machines under non-cancelable operating leases expiring in various years through 2006. Future minimum payments under such leases in excess of one year are approximated as follows:

Year Ending December 31,              Amount
------------------------              ------
         2004                      $   7,914
         2005                          7,914
         2006                          7,914
                                      ------
                  Total            $  23,742
                                      ======


Legal Proceedings
-----------------
The Company is involved in legal proceedings incurred in the normal course of business. As of December 31, 2003, in the opinion of management, there are no proceedings that would have a material effect on the financial position of the Company if adversely decided.


NOTE 6 - NOTES PAYABLE
Notes payable at December 31, 2003 consist of the following:

8.75% note payable in connection with vehicle
purchase. Interest and principal are payable in
monthly installments of $477.41 for 36 months,
due March 1, 2004.                                             $     917

18% note payable in connection with phone
system purchase. Interest and principal are
payable in monthly installments of $490 for                        1,917
                                                                   -----
36 months, due September 1, 2004.

   Total                                                        $  2,834
                                                                   =====


                        See independent auditors' report

                                       (9)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2003


NOTE 7 - RELATED PARTY TRANSACTIONS
In the normal course of business, the Company conducts certain transactions with the shareholders and directors of the Company as well as with other related parties affiliated by common control.

Since inception, the founder has provided funding to the Company to operate its business at various times. All loans made by the founder bear a 12% interest rate. As of December 31, 2003, the balance of these loans amounted to $339,081. Also during 2003, the Company loaned $45,500 to one of its affiliated companies related through common ownership. The loan bears no interest and is payable on demand.

In addition, two of the shareholders of the Company received consulting income in the amount of $17,750 in the year 2003.


NOTE 8 - MARKETING COMPENSATION PLAN

The Company offers a compensation plan to its sales representaives while its sales revenue multiplies by the power of referral marketing. Representatives are paid direct sales commissions, override compensation (if qualified) and other bonus incentives based upon the amount of each representative's sales, or enrolled referrals.


Direct Sales Commissions
------------------------

Independent Marketing Representatives receive direct sales commissions of $50 on all personal sales. They also receive an additional $50 Power Team Bonus beginning with the fourth personal sale. Direct sales commissions are paid on a weekly basis, based upon the amount of the previous week's sales. Residual commissions are paid on a monthly basis for active representatives, following the month earned. Bonuses are earned by maintaining a minimum number of personal enrollments. Commission costs are capitalized and recognized as expense in proportion to the related revenue recognized, over a period of thirty-six months.


First Team Paycheck Match
-------------------------
Reps can also qualify to earn 50% "Paycheck Match" for each personally sponsored Rep, regardless of how big their checks become. If an independent Rep's personally sponsored Rep earns $1,000, the second earns $2,000 and the third earns $5,000 ($8,000 total), the independent Rep's 50% "Paycheck Match" will be $4,000.

Power Team Bonus
----------------
Each independent Rep's Power Team starts with the 4th personally sponsored Rep and includes the 1st Team of every Rep in the Power Team through infinity. Qualifiers will earn $50 on the first three sales made by every Rep in the Power Team. Each independent Rep can either continue placing personally sponsored people directly to him or her, or under someone in their Power Team. As long as these RTAs are active, the independent Rep not only makes the Power Team bonus, but he or she also receives the 50% "Paycheck Match".


                        See independent auditors' report

                                      (10)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2003


NOTE 8 - MARKETING COMPENSATION PLAN (CONTINUED)

Dream Team Bonus
----------------
When one of the independent Rep's Power Team members starts their own Power Team, that Power Team becomes a "1st Generation Team" to the independent Rep. When a 1st Generation Rep starts his own Power Team, this Power Team becomes "2nd Generation" to the independent Rep. This continues through six generations of Power Teams. Qualifiers will earn $10 on every sale made by all Reps through six generations of Power Teams, otherwise known as "Dream Team".

Monthly Residuals
-----------------
Each active RTA pays a $49.95 monthly subscriber fee for their virtual online travel store. Qualified independent Reps earn 4% residual income on every active RTA subscriber enrolled by any Rep in the independent Rep Power Team and the Power Teams of the independent Rep 1st, 2nd and 3rd Generation Dream Teams. In addition, the independent Rep will earn 2% per month on the Power Teams of his or her 4th, 5th and 6th Generation Dream Teams.


NOTE 9 - STOCKHOLDERS' EQUITY
During the year ended December 31, 2003, the Company issued an additional 9,545,000 shares of no par value common stock, which were recorded at their fair value of $1,250,000 at the time of issuance. In addition, on February 11, 2003, the Company's Board of Directors approved and ratified the purchase of 800,000 shares from Rezconnect Technology, Inc. in exchange for an exclusive contract to service the Company's web-sites and travel services over a 20-year period.



NOTE 10 - SUBSEQUENT EVENTS

On December 8, 2004, the Company was acquired by Rezconnect Technologies, Inc. ("Rezconnect"), a publicly-held New York corporation, in a business combination structured as a statutory merger under New York State law and the reorganization provisions of the Internal Revenue Code. This acquisition, recorded at a total value of $15,257,445, was effected through an exchange of equity interests, with Rezconnect exchanging 7,430,000 shares of its common stock and 4,092,376 shares of its Series B convertible preferred stock for 100% of the outstanding common stock of the Company.

On January 4, 2005, the assets of this combined entity were assigned respectively to three newly-organized privately-held Delaware corporations, with each new entity becoming a wholly-owned subsidiary of Rezconnect on that date. Further, on January 4, 2005 Rezconnect re-incorporated in the State of Delaware and changed its name to YTB International, Inc. ("YTBL"). As a consequence of this Delaware merger and associated re-incorporation, YTBL became the successor to Rezconnect and its three subsidiaries, with each subsidiary becoming a wholly-owned subsidiary of YTBL on that date.



                        See independent auditors' report

                                      (11)

                                           INDEPENDENT AUDITORS' REPORT
                                           ON SUPPLEMENTARY INFORMATION



To the Stockholders
YourTravelbiz.com, Inc.
Alton, Illinois


Our report on our audit of the basic financial statements of YourTravelbiz.com, Inc. as of December 31, 2003, and for the year then ended, appears on page 1. That audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedule of selling, general and administrative expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the basic financial statements and, accordingly, we express no opinion on it.





Dischino & Associates, P.C.
Certified Public Accountants
 and Business Consultants



May 31, 2005



                                      (12)

                            YOURTRAVELBIZ.COM, INC.
            SCHEDULE OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
                          YEAR ENDED DECEMBER 31, 2003







       Advertising                                         $            367
       Audio and video                                               27,389
       Auto                                                          11,724
       Bank charges                                                   9,669
       Commissions and bonuses                                      808,264
       Conventions                                                   41,599
       Copier maintenance and supplies                                6,542
       Credit card processing fees                                   73,313
       Depreciation and amortization                                 98,753
       Dues and subscriptions                                           200
       Equipment rental                                               6,767
       Legal and professional                                       129,203
       Licenses and permits                                             342
       Meals and entertainment                                       12,120
       Meeting expenses                                              26,575
       Office expense                                                53,123
       Operating expenses                                            48,503
       Outside services                                             129,052
       Payroll taxes                                                 53,066
       Postage and freight                                           78,885
       Printing and reproduction                                     55,445
       Processing fees                                               11,953
       Professional development                                      12,177
       Programming                                                    7,500
       Promotional expenses                                          27,182
       Rent                                                           3,000
       Rep tracker                                                    1,960
       Repairs and maintenance                                        1,589
       Software                                                       3,703
       Telephone                                                     43,463
       Travel                                                        38,718
       Wages                                                        514,190
       Web fees                                                     208,558
                                                             ---------------

TOTAL SELLING, GENERAL AND ADMINISTRATIVE EXPENSES         $      2,544,894
                                                             ===============


See independent auditors' report and notes to financial statements


                                      (13)








                             YOURTRAVELBIZ.COM, INC.

                              FINANCIAL STATEMENTS
                          AND SUPPLEMENTARY INFORMATION

                          YEAR ENDED DECEMBER 31, 2002

                             YOURTRAVELBIZ.COM, INC.

                                TABLE OF CONTENTS

                          YEAR ENDED DECEMBER 31, 2002



                                                                      Page
                                                                      ----

Independent Auditors' Report                                             1

Financial Statements

   Balance Sheet                                                         2

   Statement of Operations and Accumulated Deficit                       3

   Statement of Cash Flows                                               4

Notes to Financial Statements                                            5 - 10

Independent Auditors' Report on Supplementary Information                11

Supplementary Information

        Schedule of Selling, General and Administrative Expenses
                                                                         12

                          INDEPENDENT AUDITORS' REPORT


To the Stockholders
YourTravelbiz.com, Inc.
Alton, Illinois

We have audited the accompanying balance sheet of YourTravelbiz.com, Inc. as of December 31, 2002, and the related statements of operations and accumulated deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of YourTravelbiz.com, Inc. as of December 31, 2002, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.





Dischino & Associates, P.C.
Certified Public Accountants
 and Business Consultants




May 31, 2005



                                       (1)

                            YOURTRAVELBIZ.COM, INC.
                                 BALANCE SHEET
                               DECEMBER 31, 2002

                             ASSETS

  CURRENT ASSETS
        Current portion of prepaid commissions ..................   $   336,388

  PROPERTY AND EQUIPMENT ........................................       274,776

  OTHER ASSETS
        Prepaid commissions, less current portion ...............       525,833
        Software development costs,
        net of accumulated amortization of $12,730 ..............        25,270
        Deferred tax assets .....................................       272,168
        Due from shareholders ...................................        17,700
        Other assets ............................................        12,216
                                                                    -----------
  TOTAL OTHER ASSETS ............................................       853,187
                                                                    -----------

  TOTAL ASSETS ..................................................   $ 1,464,351
                                                                    ===========

               LIABILITIES AND STOCKHOLDERS' DEFICIT

  CURRENT LIABILITIES
        Current portion of notes payable ........................   $    80,133
        Accounts payable and accrued expenses ...................        91,466
        Current portion of deferred revenue .....................       336,388
        Payroll and sales taxliabilities ........................        12,447
                                                                    -----------
  TOTAL CURRENT LIABILITIES .....................................       520,434

  LONG-TERM LIABILITIES
        Notes payable, less current portion .....................       170,604
        Deferred revenue, less current portion ..................       525,833
        Due to founder ..........................................       869,531
                                                                    -----------
  TOTAL LONG-TERM LIABILITIES ...................................     1,565,968
                                                                    -----------

  TOTAL LIABILITIES .............................................     2,086,402

  STOCKHOLDERS' DEFICIT
        Common stock, no par value, 20,000,000 shares authorized,
        420,000 shares issued and outstanding ...................         1,000
        Accumulated deficit .....................................      (623,051)
                                                                    -----------
  TOTAL STOCKHOLDERS' DEFICIT ...................................      (622,051)
                                                                    -----------

  TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT ...................   $ 1,464,351
                                                                    ===========

                        See independent auditors' report

                                       (2)

                            YOURTRAVELBIZ. COM, INC.
                STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
                          YEAR ENDED DECEMBER 31, 2002



REVENUE
      New RTA sales ........................   $   133,939
      Monthly maintenance fees .............       689,748
      Printing and administrative services .       102,380
                                               -----------
                                                   926,067
      Less returns and allowances ..........        42,453
                                               -----------

TOTAL REVENUE ..............................       883,614

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES     1,358,664
                                               -----------

LOSS FROM OPERATIONS .......................      (475,050)

OTHER INCOME (EXPENSE)
      Interest income ......................         2,216
      Interest expense .....................       (75,700)
                                               -----------
TOTAL OTHER EXPENSE ........................       (73,484)
                                               -----------

LOSS BEFORE INCOME TAXES ...................      (548,534)

INCOME TAXES
      Deferred tax benefit - Federal .......      (238,497)
      Deferred tax benefit - State .........       (33,671)
                                               -----------
TOTAL INCOME TAX BENEFIT ...................      (272,168)
                                               -----------

NET LOSS ...................................      (276,366)

ACCUMULATED DEFICIT, BEGINNING OF YEAR,
    BEFORE ADJUSTMENT ......................      (411,136)

PRIOR PERIOD ADJUSTMENT ....................        64,451
                                               -----------

ACCUMULATED DEFICIT, BEGINNING OF YEAR,
AS RESTATED ................................      (346,685)
                                               -----------

ACCUMULATED DEFICIT, END OF YEAR ...........   $  (623,051)
                                               ===========


                        See independent auditors' report

                                       (3)

                            YOURTRAVELBIZ.COM, INC.
                            STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 2002


CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss ....................................................   $(276,366)
   Adjustments to reconcile net loss to net cash used
       by operating activities:
           Depreciation and amortization .......................     133,806
           Prior period adjustment .............................      64,451
           Accrued interest included in loans ..................      75,700
           Changes in assets and liabilities:
               Increase in prepaid commissions .................    (862,221)
               Increase in deferred tax assets .................    (272,168)
               Increase in interest receivable .................      (2,216)
               Increase in accounts payable and accrued expenses      41,154
               Increase in revenue received in advance .........     862,221
               Decrease in commissions payable .................     (29,385)
                                                                   ---------
NET CASH USED BY OPERATING ACTIVITIES ..........................    (265,024)

CASH FLOWS FROM INVESTING ACTIVITIES
   Acquisition of furniture and equipment ......................     (13,866)
   Acquisition of software rights ..............................     (38,000)
   Cash advances ...............................................     (27,700)
                                                                   ---------
NET CASH USED BY INVESTING ACTIVITIES ..........................     (79,566)

CASH FLOWS FROM FINANCING ACTIVITIES
   Repayments of principal portion of loans ....................     (86,278)
   Loans from founder ..........................................     418,048
                                                                   ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES ......................     331,770
                                                                   ---------

NET DECREASE IN CASH ...........................................     (12,820)

CASH OVERDRAFT, BEGINNING OF YEAR ..............................     (22,460)
                                                                   ---------

CASH OVERDRAFT, END OF YEAR ....................................   $ (35,280)
                                                                   =========



                       See independent auditors' report

                                       (4)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2002


NOTE 1 - NATURE OF OPERATIONS

YourTravelbiz.com, Inc. (the "Company") is an Illinois corporation that was incorporated in February 2001. The Company operates as a leading internet-based travel store marketing business. Its main product is online travel agencies. It also provides maintenance and training services related to the operation of online travel agencies. Its product has been sold across America to hundreds of brick and mortar franchised travel agents for tens of thousands of dollars. It operates its business through the power of referral marketing to provide independent business owners with the ultimate home-based business solutions.

The Company's operation is based on multi-level marketing (MLM). MLM is also called network marketing - a business model which exemplifies direct marketing. The Company has adopted this business model in its operation. Typically, personally sponsored representatives (Reps) become associated with the Company in a contractor-like relationship. These Reps receive remuneration for referring new business owners who purchase the online travel agency product. The Company has structured three teams of Reps who can qualify to earn income. The first team is built with the help of one of the Company's leaders and is called the "1st Team". The Reps will become the leaders who build the second team, which is called the "Power Team". The third team is called the "Dream Team", which is built by others with some help from the Reps in the Power Team.

The 1st Team is made of personally sponsored sales representatives plus the Reps they sponsor, and so on. When a Rep is qualified to override, by having four active personally sold Online Travel Agencies, the Rep will earn a 50% match of the commissions earned by all personally sponsored Reps in the 1st Team. The 1st Team is considered complete when this Rep:

         o Personally sponsors 3 or more Reps, and
         o Has 6 active RTA's (Referring Travel Agents) enrolled by this Rep and/or this Rep's 1st Team Reps

Once the 1st Team is complete, the sponsored Rep qualifies to start his or her Power Team with additional Reps. The Power Team includes the 1st Team of every Rep and the Reps in the Power Team through infinity. When one of the personally sponsored Reps' Power Team Reps starts a Power Team (regardless of depth), that Power Team becomes a 1st Generation Dream Team to the sponsored Reps. When a 1st Generation Rep starts a Power Team (regardless of depth), that Power Team becomes a 2nd Generation Dream Team to the sponsored Reps. This continues through six generations of Power Teams, and is called the sponsored Rep's Dream Team.

In order to operate its electronic commerce business, during the year the Company signed an exclusive 20-year management agreement to receive travel website hosting services with a travel technology company. The website hosting service offers its members with an interactive consumer website. Further, the service provides its members all travel arrangements from the online sites.



                        See independent auditors' report

                                       (5)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2002

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of accounting
-------------------

These financial statements have been prepared in accordance with U.S. generally accepted accounting principles, using the accrual method. Accordingly, revenues are recorded in the period in which they are earned and expenses are recorded in the period in which they are incurred.


Use of estimates
----------------

The preparation of financial statements in conformity with U.S. generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue recognition
-------------------

The Company generates revenue from the selling of online travel agencies, and from providing maintenance and training services to the new business owners of such online travel agencies. These online revenues are generated from new referring travel agent ("RTA") sales and existing RTA maintenance fees. An initial up-front sign-up fee, comprised of four separate components, is required of each new RTA. However, not one of the fee components (namely, for the preparation and delivery of training materials; the establishment of a website; the setup in the online system that permits immediate tracking of RTA revenue; and also residual RTA benefits) has a standalone value or represents the culmination of a separate earnings process. As such, and in accordance with Issue No. 00-21 of the Emerging Issues Task Force, a committee established by the Financial Accounting Standards Board (FASB), the recognition of all up-front fees received from new RTA sales is deferred. Such fees are recognized as income over a period of thirty-six months, which is the average historical RTA turnover rate. The current and noncurrent deferred portions of such fees received are reflected as liabilities in the accompanying balance sheet. A 3-day right-of-return period is extended to each new RTA; after such time no refund is available. Monthly hosting and service fees are recognized in the month after the services are provided; site fees are recognized as revenue in the month that the service is provided; license fees are recognized 30 days following the expiration of the license period. The associated rights of customers and obligations of the Company over the period of the relationship are described in detail in the master franchise agreement.

Expense recognition of commission costs
The Company incurs commission costs that are directly related to the origination of new RTA sales; sales which result in the deferral of revenue. Such incremental direct commission costs are capitalized in accordance with FASB Technical Bulletin No. 90-1 (FTB 90-1). In addition, the Company has elected to account for such commission costs in accordance with FTB 90-1, by deferring and charging such costs to expense in proportion to the related revenue recognized, over the same deferral period of thirty-six months.


Cash and cash equivalents
-------------------------
For purposes of reporting cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

                        See independent auditors' report

                                       (6)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2002


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property, equipment and depreciation
------------------------------------
Property and equipment is stated at cost and is depreciated over the estimated useful lives of the related assets. Depreciation is computed by use of the double-declining method for both reporting and income tax purposes. Property and equipment is summarized by major classification as follows:

Automobiles                                        $      15,046
Office equipment                                         422,123
Furniture and fixtures                                    26,096
                                                      ----------
         Total cost                                      463,265
  Less: accumulated depreciation                         188,489
                                                      ----------
                                                    $    274,776
                                                      ==========

Capitalized software costs
--------------------------
Pursuant to Statement of Position  No.  98-1,  Accounting  for Costs of Computer
Software Developed or Obtained for Internal Use, issued by the American Institute of Certified Public Accountants, the Company capitalizes certain costs incurred during an internal use software development project, including costs related to applications, infrastructure, and graphics development for the Company's website. Capitalized costs consist of the cost of the software license agreement (Note 3), and certain external direct costs of materials and licensor provided services incurred in developing the software for its specific applications. Capitalized software costs are being amortized on a straight-line basis over their expected useful life of sixty months.

Income taxes
------------
The Company accounts for income taxes in accordance with Statement of Financial Accounting Standard ("SFAS") No. 109, Accounting for Income Taxes, which requires the recognition of deferred income taxes for differences between the basis of assets and liabilities for financial statement and income tax purposes. Deferred tax assets and liabilities represent the future tax consequence for those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

NOTE 3 - SOFTWARE LICENSE AGREEMENT AND DEVELOPMENT COSTS
In November 2002, the Company entered into a two-year agreement to license software designed for, and expected to be utilized by, the Company in its electronic commerce activities. In connection therewith, the Company is required to pay the licensor an aggregate of $38,000 for the development and testing cost, and $5,000 for additional compensation plan programming cost. Such amounts were paid in 2002.

NOTE 4 - LOANS TO STOCKHOLDERS
Loans to stockholders, representing advances to stockholders, bear an eight percent interest rate and are due in 2009. The balance of these loans as of December 31, 2002 was $17,700.


                        See independent auditors' report

                                       (7)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2002

NOTE 5 - COMMITMENTS AND CONTINGENCIES

Operating Leases
----------------
The Company leases its office space from an affiliated company under common ownership. There are no express terms regarding the rental obligation of the Company. Total rent expense recognized in the year ended December 31, 2002 was $10,000.

In addition, the Company leases its copy machines under non-cancelable operating leases expiring in various years through 2006. Future minimum payments under such leases in excess of one year are approximated as follows:

Year ending December 31,                               Amount
------------------------                               ------
           2003                                      $  7,914
           2004                                         7,914
           2005                                         7,914
           2006                                         7,914
                                                       ------
                    Total                            $ 31,656
                                                       ======

Legal Proceedings
-----------------
The Company is involved in legal proceedings incurred in the normal course of business. At December 31, 2002, in the opinion of management, there are no proceedings that would have a material effect on the financial position of the Company if adversely decided.

NOTE 6 - NOTES PAYABLE

Notes payable at December 31, 2002 consist of the following:

8.75% note payable in connection with vehicle
purchase.  Interest and principal are payable in
monthly installments of $477.41 for 36 months,
due March 1, 2004.                                          $     6,307

18% note payable in connection with phone
system purchase.  Interest and principal are
payable in monthly installments of $490 for
36 months, due September 1, 2004.                                 6,948

8% note payable in connection with the purchase
of printing equipment.  Interest and principal are
payable in monthly installments of $7,182.63 for
60 months, due May 11, 2006.                                    237,482
                                                               --------


Total notes payable                                             250,737
Less: current portion                                            80,133
                                                               --------
   Noncurrent portion                                       $   170,604
                                                               ========



                        See independent auditors' report

                                       (8)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2002


NOTE 6 - NOTES PAYABLE (CONTINUED)

Maturities of notes payable as of December 31, 2002 are as follows:

Year ending December 31,                                        Amount
           2003                                             $   97,800
           2004                                                 92,034
           2005                                                 86,192
           2006                                                 35,913
                                                              --------
                                                               311,939
Less: amount representing interest                              61,202
                                                              --------
                                                           $   250,737
                                                              ========

NOTE 7 - RELATED PARTY TRANSACTIONS

In the normal course of business, the Company conducts certain transactions with the shareholders and directors of the Company as well as with other related parties affiliated by common control. Since inception, the founder has provided funding to the Company to operate its business at various times. All loans made by the founder bear a 12% interest rate. As of December 31, 2002, the balance of these loans amounted to $869,531. In addition, one of the shareholders of the Company received consulting income in the amount of $11,000 in the year 2002.

NOTE 8 - MARKETING COMPENSATION PLAN

The Company offers a compensation plan to its sales representatives while its sales revenue multiplies by the power of referral marketing. Representatives are paid direct sales commissions, override compensation (if qualified) and other bonus incentives based upon the amount of each representative's sales, or enrolled referrals.

Direct Sales Commissions

Independent Marketing Representatives receive direct sales commissions of $50 on all personal sales. They also receive an additional $50 Power Team Bonus beginning with the fourth personal sale. Direct sales commissions are paid on a weekly basis, based upon the amount of the previous week's sales. Residual commissions are paid on a monthly basis for active representatives, following the month earned. Bonuses are earned by maintaining a minimum number of personal enrollments. Commission costs are capitalized and recognized as expense in proportion to the related revenue recognized, over a period of thirty-six months.


First Team Paycheck Match
Reps can also qualify to earn 50% "Paycheck Match" for each personally sponsored Rep, regardless of how big their checks become. If an independent Rep's personally sponsored Rep earns $1,000, the second earns $2,000 and the third earns $5,000 ($8,000 total), the independent Rep's 50% "Paycheck Match" will be $4,000.


                        See independent auditors' report

                                       (9)

                             YOURTRAVELBIZ.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2002


NOTE 8 - MARKETING COMPENSATION PLAN (CONTINUED)

Power Team Bonus
----------------
Each independent Rep's Power Team starts with the 4th personally sponsored Rep and includes the 1st Team of every Rep in the Power Team through infinity. Qualifiers will earn $50 on the first three sales made by every Rep in the Power Team. Each independent Rep can either continue placing personally sponsored people directly to him or her, or under someone in their Power Team. As long as these RTAs are active, the independent Rep not only makes the Power Team bonus, but he or she also receives the 50% "Paycheck Match".

Dream Team Bonus
----------------
When one of the independent Rep's Power Team members starts their own Power Team, that Power Team becomes a "1st Generation Team" to the independent Rep. When a 1st Generation Rep starts his own Power Team, this Power Team becomes "2nd Generation" to the independent Rep. This continues through six generations of Power Teams. Qualifiers will earn $10 on every sale made by all Reps through six generations of Power Teams, otherwise known as "Dream Team".

Monthly Residuals
-----------------
Each active RTA pays a $49.95 monthly subscriber fee for their virtual online travel store. Qualified independent Reps earn 4% residual income on every active RTA subscriber enrolled by any Rep in the independent Rep Power Team and the Power Teams of the independent Rep 1st, 2nd and 3rd Generation Dream Teams. In addition, the independent Rep will earn 2% per month on the Power Teams of his or her 4th, 5th and 6th Generation Dream Teams.



NOTE 9 - SUBSEQUENT EVENTS

On December 8, 2004, the Company was acquired by Rezconnect Technologies, Inc. ("Rezconnect"), a publicly-held New York corporation, in a business combination structured as a statutory merger under New York State law and the reorganization provisions of the Internal Revenue Code. This acquisition, recorded at a total value of $15,257,445, was effected through an exchange of equity interests, with Rezconnect exchanging 7,430,000 shares of its common stock and 4,092,376 shares of its Series B convertible preferred stock for 100% of the outstanding common stock of the Company.

On January 4, 2005, the assets of this combined entity were assigned respectively to three newly-organized privately-held Delaware corporations, with each new entity becoming a wholly-owned subsidiary of Rezconnect on that date. Further, on January 4, 2005 Rezconnect re-incorporated in the State of Delaware and changed its name to YTB International, Inc. ("YTBL"). As a consequence of this Delaware merger and associated re-incorporation, YTBL became the successor to Rezconnect and its three subsidiaries, with each subsidiary becoming a wholly-owned subsidiary of YTBL on that date.




                        See independent auditors' report

                                      (10)

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------
                          ON SUPPLEMENTARY INFORMATION
                          ----------------------------


To the Stockholders
YourTravelbiz.com, Inc.
Alton, Illinois


Our report on our audit of the basic financial statements of YourTravelbiz.com, Inc. as of December 31, 2002, and for the year then ended, appears on page 1. That audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedule of selling, general and administrative expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the basic financial statements and, accordingly, we express no opinion on it.





Dischino & Associates, P.C.
Certified Public Accountants
 and Business Consultants




May 31, 2005











                                      (11)

                            YOURTRAVELBIZ.COM, INC.
            SCHEDULE OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
                          YEAR ENDED DECEMBER 31, 2002
                                Advertising $ 343


      Audio and video                                                     2,075
      Auto                                                               14,355
      Commissions and bonuses                                           270,040
      Conventions                                                        18,718
      Copier maintenance and supplies                                     7,221
      Credit card processing fees                                        35,736
      Depreciation and amortization                                     133,806
      Dues and subscriptions                                              2,178
      Equipment rental                                                      401
      Gifts                                                               1,679
      Insurance                                                             410
      Legal and professional                                             39,483
      Licenses and permits                                                  125
      Meals and entertainment                                             3,939
      Meeting expenses                                                   29,108
      Miscellaneous                                                         774
      Office expense                                                     58,301
      Outside services                                                   28,890
      Payroll taxes                                                      31,888
      Postage and freight                                                37,018
      Printing and reproduction                                          39,979
      Promotional expenses                                               25,796
      Reimbursed and moving expenses                                      1,877
      Rent                                                               10,000
      Rep tracker                                                        15,220
      Repairs and maintenance                                               622
      Software                                                            2,630
      Telephone                                                          34,331
      Training                                                            3,350
      Travel                                                             49,640
      Travel agency                                                       8,468
      Bank charges                                                        8,862
      Wages                                                             318,890
      Web fees                                                          122,511
                                                                ----------------

TOTAL SELLING, GENERAL AND ADMINISTRATIVE EXPENSES            $       1,358,664
                                                                ================



See independent auditors' report and notes to financial statements

                                                                       EXHIBIT H

                              LETTER OF TRANSMITTAL
                     TO ACCOMPANY CERTIFICATES REPRESENTING
                            SHARES OF COMMON STOCK OF
                          REZCONNECT TECHNOLOGIES, INC.
                            (A NEW YORK CORPORATION)

           CONVERTED INTO A RIGHT TO RECEIVE SHARES OF COMMON STOCK OF
                             YTB INTERNATIONAL, INC.
                            (A DELAWARE CORPORATION)

                  PURSUANT                                TO THE
                                                          REINCORPORATION, NAME
                                                          CHANGE AND INCREASE IN
                                                          AUTHORIZED COMMON
                                                          STOCK OF REZCONNNECT
                                                          TECHNOLOGIES, INC.

                SURRENDER CERTIFICATES FOR SHARES OF COMMON STOCK
                      OF REZCONNECT TECHNOLOGIES, INC. TO:


By Mail:                                                By Hand:
American Stock Transfer Company      American Stock Transfer Company
Attention: ________, _______         Attention: _________,  ____________
59 Maiden Lane                       ____________________________
New York, New York 10038             ____________________________
Telephone: (800)  937-5449           Telephone: (___) ____-_____
Facsimile:   (718) 849-1352          Facismile:   (___) ____-_____

                             For  information  call:  (____) ______-______

The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. If Company Certificates are registered in different names, a separate Letter of Transmittal must be submitted for each different registered owner.




                 DESCRIPTION OF COMPANY CERTIFICATES SURRENDERED
                                                                   -
Name(s) and Address(es) of Company Certificate(s) Enclosed Registered Owner(s) (Attach additional (Please fill in, if blank) list if necessary)

------------------------------------------------        ------------------------
    ----------------------------
    ----------------------------
   Telephone:  (_____) _____- _____
   Total Number of Shares Represented By Company Certificate Number(s)
   Total Shares:____________________

                SIGNATURES MUST BE PROVIDED AND GUARANTEED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Gentlemen:

The undersigned hereby surrenders the certificate(s) listed above (the "Company Certificates") repre-senting shares of common stock, par value $.001 per share of REZconnect Technologies, Inc. (the "REZT Common Stock"), for cancellation in exchange for shares of common stock, par value $.001 ("YTBI Common Stock"), of YTB International, Inc. at the exchange ratio of one share of YTBI Common Stock for each share of Company Common Stock surrendered hereby pursuant to a merger of YourTravelBiz.com, Inc. into the Company and subsequent reincorporation in Delaware. "Effective Date"). The undersigned understands that the exchange of Company Common Stock is subject to the terms and conditions set forth in the accompanying Instruction. The undersigned hereby waives any right to demand appraisal of the fair value of the Company Common Stock surrendered hereby.

The undersigned understands that a certificate representing REZT Common Stock will be sent by mail as soon as practicable following the receipt of the Company Common Stock and this Letter of Transmittal or delivered by other reasonable procedure requested by the undersigned and agreed to by the Company.

Please issue and deliver the certificate representing the number of shares of the Company Common Stock to which the undersigned is entitled in exchange for the REZT Common Stock surrendered pursuant to this Letter of Transmittal and, if applicable, the check in payment of any canceled fractional interests to the undersigned at the address specified under "Description of Company Certificates Surrendered" above unless otherwise indicated under "Special Registration and Payment Instructions" or "Special Delivery Instructions" below.


SPECIAL  REGISTRATION  AND  PAYMENT INSTRUCTIONS   (See  Instruction  2  below)

COMPLETE ONLY if the Company Certificates are to be registered in the name of, and any check for cash payment is to be made payable to, and both are to be sent to, a person OTHER than the name(s) of the registered holder(s) appearing under "DESCRIPTION OF COMPANY CERTIFICATES SUBMITTED."

Issue and mail certificate and check to:

Name  ______________________________
(Please  Print)

Address  ___________________________

-----------------------------------
(Include  Zip  Code)

-----------------------------------
(Signature)

-----------------------------------
(Tax  Identification  or  Social Security  Number)
(See  Substitute  Form  W-9)

SPECIAL  DELIVERY  INSTRUCTIONS
(See  Instruction  2  below)

COMPLETE ONLY if the Company Certificates are to be issued in the name of , and any check is to be made payable to, the undersigned, but are to be sent OTHER than to the address of the registered holder(s) appearing under "DESCRIPTION OF COMPANY CERTIFICATES SUBMITTED" or, if the box immediately to the left is filled in, OTHER THAN to the address appearing therein.

Mail  or  deliver  to:

Name  _____________________________
(Please  Print)

Address  __________________________

----------------------------------
(Include  Zip  Code)

----------------------------------
(Tax  Identification  or  Social
Security  Number)
(See  Substitute  Form  W-9)

The undersigned hereby warrants to the Company that the undersigned has full power and authority to submit, sell, assign and transfer the REZT Certificates described above, free and clear of all liens, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the transfer of the REZT Certificates.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

SIGN HERE AND, IF REQUIRED, HAVE SIGNATURES GUARANTEED (If Special Registration and Payment Instructions are given, or if signature is by other than the registered holder, signature(s) must be guaranteed. See Instruction 2.)

----------------------

----------------------
(Signature(s) of Shareholder(s)
Dated: ______ ____, 2005

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the REZT Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instructions 2 and 3)

Name(s):

-----------------------------
   (Please Type or Print)
-----------------------------
Capacity  (Full  Title)


-----------------------------

-----------------------------

Address (including  Zip  Code)

----------------------------
Area  Code  and  Tel.  No.

----------------------------
Tax  Identification  or Social  Security  No.

                            GUARANTEE OF SIGNATURE(S)
                               (SEE INSTRUCTION 2)

---------------------------
Authorized  Signature

---------------------------
Name (Please Type or Print)

---------------------------
Name  of  Firm

---------------------------

---------------------------

Address (Including Zip Code)

---------------------------
Area  Code  and  Telephone No.
Dated: __________ ____, 2005

IMPORTANT: Failure to complete the Substitute Form W-9 on the back page of this Letter of Transmittal may result in backup withholding of 31% of any cash payments made following the merger and reincorporation. Please review the Instructions and the information provided under "Important Tax Information" in this Letter of Transmittal.

INSTRUCTIONS

1. DELIVERY OF LETTER OF TRANSMITTAL AND COMPANY CERTIFICATES. REZT Certificates, together with a signed and completed Letter of Transmittal and any required supporting documents, should be sent or delivered to the Company at the address shown on the face of this Letter of Transmittal. If any of the REZT Certificates are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of REZT Certificates. The method of delivery of this Letter of Transmittal, the REZT Certificates and all other required documents is at the option and risk of the shareholder(s) and the delivery will be deemed made only when actually received by the Company. A Letter of Transmittal, the REZT Certificates and any other required documents must be properly received by the Company, in form satisfactory to it, in order for the delivery and surrender to be effective and the risk of loss of the REZT Certificates to pass to the Company. If delivery is by mail, registered or certified mail with return receipt requested, properly insured, is recommended.

2. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"), unless the Company Certificate(s) are surrendered (i) by the registered holder of Company Common Stock who has not completed the box entitled "Special Payment nstructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

3. SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the REZT Certificates, the signature(s) must correspond exactly with the name(s) as written on the face of the REZT Certificates without alteration, enlargement or any change whatsoever.

If any REZT Certificate is held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If this Letter of Transmittal or any REZT Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and submit evidence satisfactory to the Company of such person's authority so to act.

4. VALIDITY OF SURRENDER; IRREGULARITIES. All questions as to validity, form and eligibility of any surrender of REZT Certificates hereunder will be determined by the Company. The Company reserves the right to waive any irregularities or defects in the surrender of any REZT Certificates, and its interpretations of the terms and conditions of the reclassification and of this Letter of Transmittal (including these Instructions) with respect to such irregularities or defects shall be final and binding on all parties. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

5. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. Indicate the name and address of the person(s) to which REZT Certificates are to be issued or to which any applicable payment for the Company Common Stock is to be made or sent if different from the name and address of the person(s) signing this Letter of Transmittal.

6. ADDITIONAL COPIES. Additional copies of this Letter of Transmittal and of the Information Statement may be obtained from Michael Brent, CEO, YTB International, Inc. located at: 560 Sylvan Avenue--Suite 300, Englewood Cliffs 07632 (Telephone: 800-669-9000, Ext. 22).

7. INADEQUATE SPACE. If the space provided on this Letter of Transmittal is inadequate, the Company Certificate numbers and numbers of Company Common Stock should be listed on a separate signed schedule affixed hereto.

8. LETTER OF TRANSMITTAL REQUIRED; SURRENDER OF COMPANY CERTIFICATES; LOST COMPANY CERTIFICATES. A shareholder will not receive any Company Common Stock for REZT Common Stock unless and until this Letter of Transmittal or a facsimile hereof, duly completed and signed, is delivered to the Company, together with the REZT Certificates representing such Common Stock and any required accompanying evidences of authority in form satisfactory to the Company. If the REZT Certificates have been lost or destroyed, such should be indicated on the face of this Letter of Transmittal. In such event, the Company will forward additional documentation necessary to be completed in order to effectively surrender such lost or destroyed REZT Certificates. No interest will be paid on any amount due for REZT or Company Certificates.

9. SUBSTITUTE FORM W-9. Each shareholder is required to provide the Company with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, and to indicate that he is not subject to backup withholding by checking the box in Part 2 of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the shareholder to 31% federal income tax withholding on the payment. The box in Part 3 of the Substitute Form W-9 may be checked if the shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Company is not provided with a TIN within 60 days, the Compay is required to withhold 31% of all payments of such cash thereafter until a TIN is provided to the Company.

                            IMPORTANT TAX INFORMATION

Under federal income tax law, a shareholder is required to provide the Company with his correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is his Social Security number. If the Company is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder may be subject to backup withholding.

Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements and should indicate their exempt status on Substitute Form W-9.

If backup withholding applies, the Company is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained

                    PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
                 CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                      ON SUBSTITUTE FORM W-9 FOR ADDITIONAL
                                  INSTRUCTIONS.

PURPOSE  OF  SUBSTITUTE  FORM  W-9

To prevent backup withholding on payments that are made to a shareholder, the shareholder is required to notify the Company of his correct TIN by completing the form below certifying that the TIN provided on the Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and that (1) the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he is no longer subject to backup withholding.

WHAT  NUMBER  TO  GIVE  THE COMPANY

The shareholder is required to give the Company the Social Security number or employer identification number of the record owner of the REZT Certificates. If the Company Certificates are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

                  PAYER'S NAME:  YTB INTERNATIONAL, INC.

  PART 1 PLEASE PROVIDE YOUR TIN IN THE SPACE BELOW AND CERTIFY BY SIGNING AND
                                 DATING PART 3.

Social  Security  Number  _________________________________________
OR SUBSTITUTE  FORM  W-9     Employer  Identification Number_______________

PART 2 Check the box if you are NOT subject to back up withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding

PART 3 CERTIFICATION - Under penalties of perjury, I certify that the Tax Information Number ("TIN") provided on this form is true, correct and complete.

-------------------------------
Signature:

Date:   ______________ ____, 2005


NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE AMENDMENT. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                                                      EXHIBIT I


                             YTB INTERNATIONAL, INC.

                   2004 Stock Option and Restricted Stock Plan
                        (Adopted as of December 8, 2004)

Section 1.        Purpose; Definitions.

     1.1 Purpose. The purpose of the YTB International, Inc. (the "Company") 2004 Stock Option and Restricted Stock Plan (the "Plan") is to enable the Company to offer to its key employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards which may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

     1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

          (a) "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

          (b) "Board" means the Board of Directors of the Company.

          (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto and the regulations promulgated thereunder.

          (d) "Committee" means the Compensation Committee of the Board or such persons as shall be designated by the President of the company, or any other committee of the Board, which the Board may designate to administer the Plan or any portion thereof. The Committee shall consist of disinterested persons appointed by the Board who, during the one year period prior to commencement of service on the Committee, shall not have participated in, and while serving and for one year after serving on the Committee, shall not be eligible for selection as persons to whom awards of Stock may be allocated, or to whom Stock Options may be granted under the Plan or any other discretionary plan of the Company, under which participants are entitled to acquire Stock or Stock Options of the Company. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

          (e) "Common Stock" means the Common Stock of the Company, no par value per share.

          (f) "Company" means YTB International, Inc., a corporation organized under the laws of the State of Delaware.

          (g) "Continuous Status as an Employee" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board.

          (h) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company and for whom a withholding obligation exists under Section 3401 of the Code by the employing corporation, as applicable. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (i) "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

          (j) "Effective Date" means the date set forth in Section 11.

          (k) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the NASDAQ National Market or NASDAQ SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the last trading day preceding the date of grant of an award hereunder, as reported by the exchange or NASDAQ, as the case may be;
     (ii) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ National Market or NASDAQ SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on the last trading day preceding the date of grant of an award hereunder for which such quotations are reported by the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

          (l) "Holder" means a person who has received an award under the Plan.

          (m) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

          (n) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

          (o) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

          (p) "Parent" means any present or future parent corporation of the Company, as such term is defined in Section 424(e) of the Code.

          (q) "Plan" means the YTB International, Inc., 2004 Stock Option and Restricted Stock Plan, as hereinafter amended from time to time.

          (r) "Restricted Stock" means Stock, received under an award made pursuant to Section 6 below.

          (s) "Stock" means the Common Stock of the Company, no par value per share.

          (t) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

          (u) "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code.

Section  2.       Administration.

     2.1 Committee Membership. The Plan shall be administered by the Board or a Committee or such persons as shall be designated by the President of the Company. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board.

     2.2 Powers of Committee. The Committee shall have full authority, subject to Section 2.3 hereof, to award, pursuant to the terms of the Plan: (i) Stock Options and (ii) Restricted Stock grants. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

          (a) to select the officers, key employees, directors and consultants of the Company or any Subsidiary to whom Stock Options and/or Restricted Stock, may from time to time be awarded hereunder.

          (b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share price, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

          (c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

          (d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

          (e) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred which may be either automatic or at the election of the Holder; and

          (f) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

     2.3 Interpretation of Plan.

          (a) Committee Authority. Subject to Section 11 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 11 hereof, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

          (b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under
     Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

Section 3.        Stock Subject to Plan.

     The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 5,000,000 shares. Shares of Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Stock that have been optioned cease to be subject to a Stock Option, or any shares of Stock that are subject to any Restricted Stock granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Only net shares issued upon a stock-for-stock exercise (including stock used for withholding taxes) shall be counted against the number of shares available under the Plan.

Section 4.        Eligibility.

     4.1 General. Awards may be made or granted to key employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

                                I. STOCK OPTIONS

Section 5.        Stock Options.

     5.1 Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options and may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-Qualified Stock Option. An Incentive Stock Option granted under this Plan may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary.)

     5.2 Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

          (a) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may be less than 100% of the Fair Market Value of the Stock as defined above; provided, however, that (i) the exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Stock (110%, in the case of 10% Stockholder); and (ii) the exercise price of a Non-Qualified Stock Option shall not be less than 85% of the Fair Market Value of the Stock as defined above.

          (b) Option Term. Subject to the limitations in Section 5.1, the term of each Stock Option shall be fixed by the Committee.

          (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

          (d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Agreement, in shares of Stock (including Restricted Stock) or, partly in cash and partly in such Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock shall be valued at the Fair Market Value of a share of Stock on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

          (e) Transferability. No Stock Option shall be transferable by the Holder otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder.

          (f) Termination by Reason of Death. If a Holder's employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder that has not fully vested shall be forfeited, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement. Any fully vested option may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (g) Termination by Reason of Disability. If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder that has not fully vested shall be forfeited, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement. Any fully vested option may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (h) Other Termination. Subject to the provisions of Section 12.3 below and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder's employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option which has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

          (i) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the amount of aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and any Subsidiary) shall not exceed $100,000.

          (j) Buyout and Settlement Provisions. The Committee may at any time offer to buy out a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

          (k) Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of an agreement (a "Stock Option Agreement"), or an amendment thereto, executed by the company and the Holder. Each Stock Option Agreement shall set forth (1) the number of shares underlying the Stock Options awarded to the Holder, (2) the vesting conditions applicable to the award and (3) such other terms and conditions, not inconsistent with the Plan, as determined in its discretion by the Committee.

                           II. RESTRICTED STOCK GRANTS

Section 6.        Grant of Restricted Stock Awards

     Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, (1) to determine the eligibility of any individual to receive an award of Restricted Stock under the Plan, (2) to select from among the eligible individuals the persons who are to receive such awards and (3) to determine the number of shares of Restricted Stock to be awarded to any eligible person selected by the Committee and the terms and conditions of the award. In determining the number of shares of Restricted Stock to be granted to any Holder and the terms and conditions of such award, the Committee shall consider the position and responsibilities of the individual being considered, the nature and value to the Company of his or her services, his or her present and/or potential contribution to the success of the Company, and such other factors as the Committee may deem relevant.


Section 7.        Terms and Conditions of Restricted Stock Awards

     Awards of Restricted Stock granted under the Plan shall be subject to the following terms and conditions:

          7.1 Date of Awards. Awards of Restricted Stock shall be made only as of a Valuation Date, as defined in Section 7.9.

          7.2 Vesting Conditions. Awards under the Plan shall consist of a specified number of shares of Stock ("Restricted Stock") awarded to a Holder subject to the satisfaction of one or more vesting conditions determined and specified by the Committee at the time of the award. Such vesting conditions may include:

               (i) Service Conditions. A requirement that the Holder remain in the service of the Company as an employee, director, member of an Advisory Board, consultant, advisor and/or in such other capacity or capacities as the Committee may specify (hereinafter referred to as the Holder's "Service") from the date of the award through the Valuation Date or Valuation Dates specified by the Committee at the time of the award;

               (ii) Performance Conditions. Satisfaction of such requirements relating to the performance of the Company, any department, unit or other portion thereof or the Holder individually as the Committee may determine and specify at the time of the award; and/or

               (iii) Other  Conditions.  Such other conditions to the vesting of
          the  shares  of  Restricted   Stock  as  the  Committee  may,  in  its
          discretion, determine and specify at the time of the award.

     The vesting conditions to which an award of Restricted Stock is subject may be stated in the alternative, such that satisfaction of one or more of such conditions will be sufficient to cause the vesting of the shares of Restricted Stock, or cumulatively such that vesting will not occur unless and until all of such conditions is satisfied, or in any combination of the two. Vesting conditions may also be stated in such a manner that vesting of a designated portion of the shares awarded will occur on satisfaction of one or more specified conditions, whereas satisfaction of additional or different conditions is required for the vesting of another specified portion or portions of the shares. For example, an award may provide for the vesting of an award in stages upon satisfaction of conditions relating to specified numbers of years of Service and/or levels of performance.

     Unless otherwise specifically determined by the Committee, the vesting conditions applicable to an award of Restricted Stock shall be stated in such a manner that vesting of any shares of Restricted Stock shall occur, if at all, as of one or more Valuation Dates.

          7.3 Restricted Stock Agreements. All awards of Restricted Stock shall be confirmed by and subject to the terms of an agreement (a "Restricted Stock Agreement"), executed by the Company and the Holder. Each Restricted Stock Agreement shall set forth (1) the number of shares of Restricted Stock awarded to the Holder, (2) the vesting conditions applicable to the award and (3) such other terms and conditions, not inconsistent with the Plan, as determined in its discretion by the Committee.

          No Holder shall sell, exchange, assign, alienate, pledge, hypothecate, encumber, charge, give, devise, or otherwise dispose of, either voluntarily or by operation of law (hereinafter referred to as "transfer"), any shares of Stock acquired pursuant to the Plan or any rights or interests appertaining thereto, except as permitted by the Plan.

          7.4 Transfer Restrictions; Escrow of Restricted Stock. Unless and until the vesting conditions prescribed by the Committee for such shares have been satisfied, a Holder may not sell, exchange, assign, alienate, pledge, hypothecate, encumber, charge, give, or otherwise dispose of, either voluntarily or by operation of law (any such action being hereinafter referred to as a "transfer") any shares of Restricted Stock, or any interest therein, other than by Will or the laws of descent and distribution on death of the Holder, and any attempt to make such a transfer shall be null and void. Pending satisfaction of the vesting conditions with respect thereto, the certificates representing shares of Restricted Stock awarded under the Plan shall be held in escrow by the Company, and as a condition of any award of Restricted Stock, the Holder shall deliver to the Company one or more undated stock powers with respect thereto to be used by the Company in the event any such shares are forfeited to the Company pursuant to the terms of the Plan or the Restricted Stock Agreement. As soon as practicable following satisfaction of the vesting conditions with respect to any shares of Restricted Stock and payment to the Company of any amount required for withholding taxes as provided in Section 12.6, the Company will cause a certificate or certificates for such shares to be delivered to the Holder or in the event of death to the Holder's personal representative. Following satisfaction of the vesting conditions and delivery of stock certificates to the Holder, shares of Stock acquired pursuant to the Plan will remain subject to the transfer restrictions provided in Section 8.

          7.5 Custody and Payment of Distributions on Restricted Stock. Unless and until the vesting conditions with respect to such shares have been satisfied, any dividends or other distributions paid with respect to shares of Restricted Stock, whether in cash, securities or other property, and any cash, securities or other property into which shares of Restricted Stock may be converted or exchanged by reason of any reorganization, reclassification, recapitalization, stock split or combination of shares, merger, consolidation or other change affecting the Company or such shares (collectively "Distributions"), shall be paid to and held in escrow by the Company subject to the same vesting conditions as the shares of Restricted Stock to which they relate. As soon as practicable following satisfaction of the vesting conditions with respect to any shares of Restricted Stock and payment to the Company of any amount required for withholding taxes as provided in Section 12.6, the Company will cause any Distributions held by the Company with respect to such shares to be paid or delivered to the Holder or in the event of death to the Holder's personal representative. Notwithstanding the foregoing, if and to the extent that the Committee shall so determine and specifically provide in the Restricted Stock Agreement, cash dividends payable from the earnings of the Company may be paid directly to the Holder, without restrictions, prior to the satisfaction of the vesting conditions.

          7.6 Shareholder Status of Holders Of Restricted Stock. As of the date of any award of Restricted Stock, and unless and until the shares of Restricted Stock awarded are forfeited to the Company pursuant to the provisions of the Plan or the Restricted Stock Agreement, the Holder shall be considered for all purposes to be the beneficial and record owner of the shares of Restricted Stock awarded to the Holder and to have all rights of a shareholder with respect to such shares, subject only to the restrictions and other terms and conditions of the award as specified in the Plan or in the Restricted Stock Agreement.

          7.7 Termination of Service of Holders of Restricted Stock. Unless the Committee, in its discretion, shall otherwise determine and the Restricted Stock Agreement shall so provide:

               (i) If the Service of a Holder who is disabled within the meaning of Section 422(c)(6) of the Code (a "Disabled Holder") is voluntarily terminated with the consent of the Company, the vesting conditions applicable to any outstanding Restricted Stock award held by such Holder and not previously forfeited to the Company shall be deemed to have been satisfied as of the date of such termination of Service;

               (ii) Upon death of a Holder during Service to the Company, the vesting conditions applicable to any outstanding Restricted Stock award held by such Holder and not previously forfeited to the Company shall be deemed to have been satisfied as of the date of death of the Holder; and

               (iii) If the Service of a Holder terminates for any reason other than voluntary termination of a Disabled Holder with the consent of the Company or death, all shares of Restricted Stock held by the Holder as to which the vesting conditions have not been satisfied as of the time of such termination of employment shall be automatically be deemed forfeited to the Company, without consideration or further action being required of the Company.

          Whether a Holder is a Disabled Holder shall be determined in each case, in its discretion, by the Committee, and any such determination by the Committee shall be final, binding and conclusive.

          7.8 Forfeiture of Restricted Stock; Determinations by the Committee. Except as otherwise specifically provided in the Plan or the Restricted Stock Agreement, in the event that any of the vesting conditions applicable to shares of Restricted Stock shall not be satisfied, the shares of Restricted Stock to which such conditions relates, and any Distributions held by the Company with respect thereto, shall automatically be deemed to have been forfeited to the Company, without consideration or further action being required of the Company. In the event that the nature of a vesting condition is such that the determination as to its satisfaction or nonsatisfaction cannot be made until a later date, such as in the case of an earnings test for a specified accounting period, the shares subject to such condition shall continue to be held in escrow by the Company pending final determination as to the satisfaction of the condition, but the earning or forfeiture of the shares and related Distributions shall be deemed to have occurred as of the date of satisfaction or nonsatisfaction of the final vesting condition related to such shares. Any question or dispute which may arise as to the satisfaction or nonsatisfaction of any vesting condition shall be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final, binding and conclusive upon the Company, the Holder and all persons claiming through the Holder.


          7.9 Valuation of the Restricted Stock

     (a) As used for this Section 7 of the Plan, the following terms shall have the following definitions:

          (i) "Current Value" as of any date shall mean the Fair Market Value of a share of Stock as of the most recent Valuation Date for which a determination of Fair Market Value pursuant to 1.2(k) has been made by the Committee on or before such date, as adjusted for any stock splits, stock dividends, recapitalizations, reclassifications or other changes in the Stock occurring since such Valuation Date.

          (ii) "Valuation Date" shall mean (1) the date of the first award of Restricted Stock under the Plan, (2) thereafter, for so long as any shares of Stock shall remain subject to restrictions under Section 7 or Section 8 hereof, the last day of each fiscal year of the Company and (3) such other date or dates, if any, as the Committee may, in its discretion, determine.

          (b) On or before the first Valuation Date, and for each Valuation Date thereafter (1) if such Valuation Date is the last day of the Company's fiscal year, not later than 30 days after the date the report of the Company's independent accountants with respect to the Company's financial statements for such fiscal year (the "Audit Report") is furnished to the Board, or (2) in the case of any other Valuation Date, not later than 30 days such Valuation Date, the Committee shall determine the Fair Market Value of the Stock as of such Valuation Date. Within 10 days following its determination of Fair Market Value as of any Valuation Date, the Committee call cause notice thereof to be furnished to each Holder. In the absence of manifest error, any determination of Fair Market Value made pursuant to this Section 7.9 shall, for all purposes of the Plan, be final, binding and conclusive on the Company, on each Holder, and on any heirs, legatees, personal representatives or any other person claiming through any Holder.

                            III. GENERAL RESTRICTIONS


Section 8.        General Restrictions Applicable to Grants Under The Plan

          8.1 Securities Law Restrictions. No shares of Stock shall be issued under the Plan, and no certificates for such shares shall be delivered to any Holder, unless the Company shall be satisfied (and if requested by the Company, unless it has received an opinion of counsel selected by the Company to such effect) that the issuance or delivery of the shares will not cause the Company to violate the Securities Act, any applicable state or foreign securities law or any applicable rules or regulations under the Securities Act or under any such state or foreign securities law. The Company is under no obligation to register any shares of Stock issuable under the Plan, or take any other action, under the Securities Act or under any state or foreign securities law in connection with any award of Stock Options or Restricted Stock or to prepare any disclosure document for distribution to Holders under the Securities Act or any state or foreign securities law in connection with any such award. As a condition precedent to the issuance or delivery of shares upon an award of Stock Options or Restricted Stock or upon satisfaction of the vesting conditions with respect thereto, the person entitled to such shares may be required to represent, warrant and agree (i) that the shares are being acquired for the account of such person for investment and not with a view to the resale or other distribution thereof and (ii) that such person will not, directly or indirectly, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any such shares unless the transfer, sale, assignment, pledge, hypothecation or other disposition of the shares is pursuant to effective registrations under the Securities Act and any applicable state or foreign securities laws or pursuant to appropriate exemptions from any such registrations. The certificate or certificates representing the shares to be issued or delivered upon an award of Stock Options or Restricted Stock or the satisfaction of the vesting conditions with respect thereto may bear a legend to this effect and other legends required by any applicable securities laws, and if the Company should at some time engage the services of a stock transfer agent, appropriate stop-transfer instructions may be issued to the stock transfer agent with respect to such shares. In addition, also as a condition precedent to the issuance or delivery of shares upon an award of Stock Options or Restricted Stock or the satisfaction of the vesting conditions with respect thereto, the person entitled to the shares may be required to make certain other representations and warranties and to provide certain other information to enable counsel for the Company to render an opinion under the first sentence of this Section 8.1.

          Subject to the foregoing provisions of this Section 8 and the other provisions of the Plan, any award of Stock Options or Restricted Stock granted under the Plan may be made subject to such other restrictions and such other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the Stock Option or Restricted Stock Agreement or an amendment thereto

          8.2 Continuing Transfer Restrictions After the satisfaction of the vesting conditions with respect thereto, all shares of Stock acquired pursuant to an award of Stock Options or Restricted Stock under the Plan shall remain subject to the following continuing restrictions on transfer:

          (a) No Holder shall sell, exchange, assign, alienate, pledge, hypothecate, encumber, charge, give, devise, or otherwise dispose of, either voluntarily or by operation of law (hereinafter referred to as "transfer"), any shares of Stock acquired pursuant to the Plan or any rights or interests appertaining thereto, except as permitted by the Plan.

          (b) A Holder shall not transfer any shares of Stock acquired pursuant to the Plan without first offering to sell such shares to the Company at a price equal to the Current Value of the shares, determined as provided in
     Section 7.9, as of the date of the offer under the following procedure (and, in the case of a proposed transfer upon the death of the Holder, the procedure specified in Section 8.2(c) hereof):

               (i) Each Holder who desires to transfer any shares of Stock acquired pursuant to the Plan shall make the offer required by this
          Section 8.2(b) by giving written notice by certified mail to the Company to the attention of its President at its principal executive offices. Such written notice shall specify the number of shares of Stock offered, the person or persons to whom the Holder will transfer the shares of Stock offered if the Company does not accept the Holder's offer and the price and form of consideration for which such shares will be transferred. For purposes of this Section 8.2(b) the date of an offer shall be the date on which the written notice pursuant to this paragraph (i) is postmarked;

               (ii) The offer of a Holder pursuant to paragraph (i) may be accepted by the Company as to all or any portion of the shares offered by written notice of acceptance given to the Holder by certified mail within 30 days after the date of the offer. The date such notice is postmarked shall be deemed the date of acceptance hereunder. All purchases of Stock pursuant to this Section 8.2(b) shall be consummated, and payment in full for the shares purchased shall be made, at the principal executive offices of the Company on such date and at such time as may be reasonably designated by the Company in such written notice delivered to the Holder, but not later than 30 days following the date of such written notice. At such date, time and place, and upon receipt of the purchase price, the Holder shall assign, transfer and deliver the certificates for the purchased Stock to the Company, duly endorsed, with all necessary stock transfer tax stamps duly affixed, together with any and all documents required to effectively transfer the Stock to the Company; and

               (iii) If the Company does not accept the Holder's offer as to any shares within the required period or if the Company accepts the offer and, through the fault of the Company alone, the Company fails to consummate the purchase of any shares as required by paragraph (ii), the Holder may thereafter transfer the shares not accepted or purchased by the Company to the person or persons specified in the written notice given to the Company pursuant to paragraph (i) at the price and on the terms specified in such notice, but only to such persons and only at such price and on such terms and only if the Holder transfers such shares within 90 days after (a) the expiration of the 30 day period during which the Company may accept the Holder's offer or (b) the expiration of the 30-day period during which the Company may consummate the purchase of the shares, as the case may be. The Holder may not thereafter transfer any shares of Stock acquired under the Plan without again complying with the provisions of this
          Section 8. The Holder may not transfer any shares of the Stock to any person or persons pursuant to this paragraph (iii) unless the Holder delivers to the Company a legal opinion in form and substance reasonably satisfactory to the Company that such transfer will not constitute a violation of any applicable Federal or state securities laws. The restrictions of this Section 8 also shall apply to any transferee of the Holder who acquires shares of Stock pursuant to this
          Section 8.2(b), and the transferee shall execute a written agreement with the Company agreeing to such restrictions.

          (c) If the Service of a Holder with the Company terminates for any reason other than death, retirement under any retirement plan of the Company or because the Holder becomes a Disabled Holder (including without limitation the resignation of the Holder or the termination of the Holder's employment by the Company with or without cause) or if a Holder dies subsequent to any such termination of Service, all shares of Stock held by the Holder which were acquired pursuant to the Plan shall be deemed to have been offered for sale to the Company as of the date of such termination of Service or the date of death, as the case may be, at a price equal to the Current Value of the shares, determined as provided in Section 7.9, as of such date. If the Company elects to purchase any or all of the shares of Stock deemed offered, the Company shall notify the Holder (or his or her personal representative) by certified mail within 30 days of the date of termination of the Holder's Service with the Company or the date the chief executive officer of the Company learns of the Holder's death, as the case may be, that the Company accepts the deemed offer and the number of such shares that the Company elects to purchase. If the Company accepts the deemed offer in whole or in part, the purchase of the shares of Stock pursuant to this Section 8.2(c) shall be consummated, and payment in full for the shares purchased shall be made, at the principal executive offices of the Company on such date and at such time as may be reasonably designated by the Company in such written notice delivered to the Holder (or his or her personal representative), but not later than 30 days following the date of such written notice. Upon receipt of the purchase price of the Stock, the Holder (or his or her personal representative) shall assign, transfer and deliver to the Company the certificates for the shares purchased, duly endorsed, with all necessary stock transfer tax stamps duly affixed, together with any and all documents required to effectively transfer the shares to the Company. If the Company decides not to accept the deemed offer in whole or in part, the Company shall so notify the Holder (or the personal representative of the Holder). Section 8.2(a), 8.2(b) and 8.2(c) shall continue to apply to the Holder (or the Holder's personal representative, subject to Section 8.2(e)).

          (d) If the Service of a Holder with the Company terminates by reason of retirement under any retirement plan of the Company or because the Holder becomes a Disabled Holder, the Holder may, within 30 days following such termination, by written notice to the Company by certified mail, offer to sell to the Company all, but not less than all, of the shares of Stock held by the Holder which were acquired pursuant to the Plan at a price equal to the Current Value of such shares, determined as provided in
     Section 7.9, on the date of such termination of employment. If the Service of a Holder with the Company terminates by reason of death or the Holder dies following a termination of Service described in the preceding sentence, the Holder's personal representative may, within one year following the date of the Holder's death, by written notice to the Company by certified mail, offer to sell to the Company all, but not less than all, of the shares of Stock held by the Holder which were acquired pursuant to the Plan at a price equal to the Current Value of such shares, determined as provided in Section 7.9, on the date of death of the Holder. The Company shall accept any offer made under this Section 8.2(d) to the extent Company is legally permitted to acquire the shares of its Stock offered for purchase, except that if offer is made by a Holder (or his or her personal representative) who owns more than five percent (5%) of the total number of shares of the Common Stock of the Company (a "Five Percent Holder"), the Company shall have the right, but shall not be required, to accept the offer. If the Company will acquire the shares of the Stock offered, the Company shall notify the Holder (or his or her personal representative) by certified mail within 30 days of the date of termination of the Holder's Service with the Company or the date the chief executive officer of the Company learns of the Holder's death, as the case may be, that the Company accepts the offer. If the Company accepts the offer, the purchase of the shares of Stock pursuant to this Section 8.2(d) shall be consummated, and payment in full for the shares purchased shall be made, at the principal executive offices of the Company on such date and at such time as may be reasonably designated by the Company in such written notice delivered to the Holder (or his or her personal representative), but not later than 30 days following the date of such written notice. Upon receipt of the purchase price of the Stock, the Holder (or his or her personal representative) shall assign, transfer and deliver to the Company the certificates for the shares purchased, duly endorsed, with all necessary stock transfer tax stamps duly affixed, together with any and all documents required to effectively transfer the shares to the Company. If the Company is not legally permitted to acquire all of the shares offered or the Company decides not to accept the offer from a Five Percent Holder, the Company shall so notify the Holder (or the personal representative of the Holder). Section 8.2(a), 8.2(b) and 8.2(d) shall continue to apply to the Holder (or the Holder's personal representative, subject to Section 8.2(e)).

          (e) In the event of (1) the death of any Holder and the non-exercise by the Company of the purchase rights granted in Section 8.2(c) or 8.2(d),
     (2) the death of a Holder described in Section 8.2(d) and the failure of the Holder's personal representative to offer the Holder's shares to the Company or (c) the Company's failure following exercise of such purchase rights, through the fault of the Company alone, to consummate the purchase of its Stock, any devisee, legatee or heir of such Holder (including any trustee) shall be entitled to receive the Stock of the Holder subject to the Plan, but any such recipient shall be subject to the transfer restrictions of Sections 8.2(a) and 8.2(b) and, in the event of such recipient's death, Section 8.2(c) and this Section 8.2(e), as if such recipient were the "Holder" (with any reference to Service of the Holder meaning Service of the original Holder hereunder). The devisee, legatee or heir of such Holder (including any trustee) who receives the Stock shall execute a written agreement with the Company agreeing to such restrictions.

          (f) Each certificate representing shares of Stock issued pursuant to the Plan shall have noted on the face of such certificate legends in substantially the following forms and such other legends as the Company may deem necessary or appropriate to assure compliance with the requirements of applicable federal or state securities laws:

               Notice is hereby given that the shares of stock represented by this certificate are held subject to, and may not be sold, transferred, assigned, pledged, gifted or otherwise disposed of except in accordance with, the terms, conditions and restrictions set forth in the 2004 Stock Option Plan of YTB International, Inc. (the "Plan"), a copy of which is on file at the office of YTB International, Inc. No such transaction shall be recognized as valid or effective unless there shall have been compliance with the terms and conditions of the Plan. By acceptance of this certificate, the holder (i) represents and warrants that the shares of stock represented hereby are being acquired for investment for the account of the holder and not with a view to the resale or other distribution thereof and (ii) acknowledges that violation of the provisions of the Plan is not adequately compensable by monetary damages and that, in addition to other relief, the terms thereof may be specifically enforced in an action for injunctive relief.

               In addition, the shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state or foreign securities law (the "Acts") and may not be transferred by the holder except (1) pursuant to a Registration Statement or other appropriate registration effective under the Acts, or (2) pursuant to an exemption from the registration requirements of the Acts and the delivery of a legal opinion satisfactory to counsel for YTB International, Inc. that registration is not required.

     The restrictions on transfer contained in this Section 8, and the rights and obligations of the Company to purchase shares of Stock under this Section 8, shall expire on such date, if any, as the Company shall become subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, provided, however, that such expiration shall not affect the rights or obligations of the Company with respect to any offer to purchase accepted by the Company prior to such date. The expiration of the restrictions contained in this Section 8 shall not affect the restrictions to which a holder of shares of Stock acquired under the Plan may be subject under the Securities Act, any state or foreign securities law or other applicable law or the right of the Company to require, as a condition to any transfer of its Stock, an opinion of legal counsel satisfactory to the Company as to whether any proposed transfer is in compliance with the registration or other requirements of such laws.

IV.      MISCELLANEOUS


Section 9.        Adjustment and Substitution of Shares

     If a dividend or other distribution shall be declared upon the Stock, payable in shares of the Stock, the number of shares of Stock remaining available for the issuance of Stock Options or Restricted Stock awards under the Plan shall be adjusted by adding thereto the number of shares of Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution.

     If the outstanding shares of the Stock shall be converted into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation or entity, whether through reorganization, reclassification, recapitalization, stock split, combination of shares, merger or consolidation, then there shall be substituted for each share of Stock remaining available for the issuance of Stock Options or Restricted Stock awards under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of the Stock shall be so converted or for which each such share shall be exchangeable.

In the event of any such stock dividend or distribution, conversion or exchange affecting the Stock (1) shares of Stock previously issued under the Plan shall be treated in the same manner as other outstanding shares of Stock and, in the case of shares of Stock Options or Restricted Stock which remain subject to vesting conditions, shall continue to be subject to the provisions of Section 7(i) of the Plan for Restricted Stock and the provisions of the vesting schedules for Stock Options and (2) unless otherwise determined by the Committee, any securities of the Company or of another corporation or entity distributed with respect to shares of Stock acquired under the Plan, or into which shares of Stock acquired under the Plan shall be converted or for which such shares of Stock shall be exchanged shall be subject to the provisions of
Section 8 of the Plan in the same manner as the shares of Stock with respect to which they were distributed or received.

Section 10.       Amendment and Termination.

     The Board may at any time, and from time to time, amend, alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made which would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without his consent.

Section 11.       Term of Plan.

     11.1 Effective Date. The Plan shall be effective as of December 8, 2004 ("Effective Date"). Any awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company's stockholders and no awards shall vest or otherwise become free of restrictions prior to such approval.

     11.2 Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may only be made during the ten year period following the Effective Date.

Section 12.       General Provisions.

     12.1 Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within sixty (60) days after the Agreement has been delivered to the Holder for his or her execution.

     12.2 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

     12.3 Employees.

          (l) Engaging in Competition With the Company. In the event an employee Holder violates a Policy or Agreement of the Company or a subsidiary pertaining to non-competition, solicitation and/or confidentiality, the Committee, in its sole discretion may require such Holder to return to the Company the economic value of any award which was realized or obtained (measured at the date of exercise, vesting or payment) by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's violation of the Company's Policy or Agreements.

          (m) Termination for Cause. The Committee may, in the event an employee is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained (measured at the date of exercise, vesting or payment) by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.

          (n) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.

     12.4 Investment Representations. The Committee may require each person acquiring shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.

     12.5 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

     12.6 Withholding Taxes. Not later than the date as of which an amount first becomes includable in the gross income of the Holder for Federal income tax purposes with respect to any Option or award of Restricted Stock under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements satisfactory to the Company and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

     12.7 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York (without regard to choice of law provisions).

     12.8 Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan no or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

     12.9 Non-Transferability. Except as otherwise expressly provided in the Plan, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

     12.10 Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Stock may be listed.

     12.11 Conflicts. If any of the terms or provisions of the Plan conflict with the requirements of (with respect to Incentive Stock Options), Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Section 422 of the Code. Additionally, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

     12.12 Non-Registered Stock. The shares of Stock being distributed under this Plan have not been registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Stock or to assist Holder in obtaining an exemption from the various registration requirements, or to list the Stock on a national securities exchange or inter-dealer quotation system.